                                 SCHEDULE 14C

            Information Statement Pursuant to Section 14(c) of the
              Securities Exchange Act of 1934 (Amendment No. __)

Check the appropriate box:

     [X]  Preliminary Information Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
     [ ]  Definitive Information Statement

              NORTH AMERICAN GAMING AND ENTERTAINMENT CORPORATION
           ---------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1.   Title of each class of securities to which transaction applies: N/A

     2.   Aggregate number of securities to which transaction applies: N/A

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4.   Proposed maximum aggregate value of transaction: $2,051,535

                Cash received:                          $1,333,334
                Value of securities received               718,201
                                                        ----------
                                                        $2,051,535
                                                        ==========
     5.   Total fee paid: $411

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid: N/A

     2.   Form, Schedule or Registration Statement No.: N/A

     3.   Filing Party: N/A

     4.   Dated Filed: N/A

Preliminary Copy

                           NORTH AMERICAN GAMING AND
                           ENTERTAINMENT CORPORATION
                          13150 Coit Road, Suite 125
                              Dallas, Texas 75240



                             INFORMATION STATEMENT
                                      FOR
                       ACTION BY CONSENT OF STOCKHOLDERS


                   ----------------------------------------
                         WE ARE NOT ASKING FOR A PROXY
                         AND YOU ARE NOT REQUESTED TO
                               SEND US A PROXY.
                   ----------------------------------------


     This Information Statement is furnished in connection with the taking of action by the written consent of a majority of stockholders (the "Written Consent") of North American Gaming and Entertainment Corporation, a Delaware corporation (the "Company"), to be effective on or about January 12, 2000.

     This Information Statement is not to be regarded as proxy solicitation material. The approximate date on which this Information Statement is first sent to stockholders is December 23, 1999.

                                 VOTING RIGHTS

     In accordance with Delaware law and the Company's Certificate of Incorporation and bylaws, whenever stockholders are required or permitted to take any action, such action may be taken without a meeting by means of a Written Consent setting forth the action so taken, signed by the holders of a majority of all outstanding shares entitled to vote thereon.

     On each matter entitled to be submitted to a vote or the subject of a consent of the stockholders, each stockholder is entitled to one vote in person or proxy for each share owned of record. We are not asking you for a proxy and you are not requested to send us a proxy or consent.

                        ACTION TAKEN BY WRITTEN CONSENT
                         OF A MAJORITY OF STOCKHOLDERS

     On October 12, 1999, there were 33,620,920 issued and outstanding shares of the Company's common stock, $0.1 par value (the "Common Stock"). On such date, five stockholders of the Company owning 20,902,012 shares of Common Stock, representing approximately 62.2% of the issued and outstanding shares of Common Stock, executed the Written Consent approving the sale (the "Sale") by the Company of substantially all its assets related to its cruise business (the "Cruise Business") to Travelbyus.com Ltd. and two of its subsidiaries ("Travelbyus"). The Company's Board of Directors approved the Sale on October 11, 1999. The Sale will become effective on January 12, 2000, twenty days after this Information Statement is first mailed to the stockholders of the Company. This Information Statement will be mailed to stockholders of record as of November 26, 1999 (the "Record Date"). Attached to this Information Statement as Appendix A for your information is a conformed copy of the Written Consent executed by these five stockholders on October 11, 1999.

          PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the ownership of Common Stock as of October 12, 1999, by each stockholder known to the Company to own beneficially more than five percent of the outstanding Common Stock, each current director, and all executive officers and directors as a group, based on information provided to the Company by such persons. Except as otherwise stated, each such person has sole investment and voting power with respect to the shares set forth in the table:

            Name and Address
          of Beneficial Owner                   Number of Shares        Percent
          -------------------                   ----------------        -------

      International Tours, Inc./(1)/              17,390,294              51.7
      13150 Coit Road
      Suite 125
      Dallas, Texas 75240

      I.T. Financial Corporation/(1)/             17,622,620              52.4
      13150 Coit Road
      Suite 125
      Dallas, Texas 75240

      Hawes Partners/(1)/                         17,622,620              52.4
      Shangri-La Vista Tower
      Route 3
      Afton, Oklahoma 74331

      E.H. Hawes, II/(1)/                         17,624,954              52.4
      Shangri-La Vista Tower
      Route 3
      Afton, Oklahoma 74331

      Ron Blaylock/(1)/                           17,628,454              52.4
      13150 Coit Road
      Suite 125
      Dallas, Texas 75240

      Lamar E. Ozley, Jr./(2)/                     2,054,329               6.1
      6306 Mill Point Circle
      Dallas, Texas  75248

      Daryl N. Snadon/(3)/                           535,666               1.6
      15280 Addison Rd., Ste 300
      Dallas, Texas  75248

      Richard P. Crane, Jr./(4)/                     785,556               2.3
      530 Wilshire Blvd., Ste. 400
      Santa Monica, California 90401

      All Executive Officers and                  18,946,176              55.5
      Directors as a Group
      (3 persons)/(1)(3)(4)/

-------------------------

(1) International Tours, Inc. ("International") owns 17,390,294 shares of Common Stock of record and beneficially. I.T. Financial Corporation ("ITFC"), E. H. Hawes, II and Ron Blaylock own of record and beneficially 232,326, 2,334 and 5,834 shares of Common Stock, respectively. Hawes Partners is a partnership owned two-thirds by Mr. Hawes and one-third by Mr. Blaylock. ITFC and Hawes Partners beneficially own approximately 50.6% and 49.4%, respectively, of the outstanding capital stock of International, and Hawes Partners beneficially owns approximately 65% of the outstanding capital stock of ITFC. Consequently, the 17,390,294 shares of Common Stock owned of record and beneficially by International may also be deemed to be beneficially owned by each of ITFC, Hawes Partners and Messrs. Hawes and Blaylock, and are reflected accordingly in the table above for their respective ownership positions. Each of ITFC, Hawes Partners and Messrs. Hawes and Blaylock disclaim beneficial ownership of any of the other shares of the Company referenced in this note not owned of record by that person or entity. Ted C. Parker, Jr., an officer of International and the President of GalaxSea Cruises and Tours, Inc. and I.T. Cruise, Inc., owns 1,243,334 shares of Common Stock of record and beneficially. Mr. Parker's shares are not included in the table above for the ownership positions of International, ITFC, Hawes Partners or Messrs. Hawes and Blaylock, and each of such persons and entities disclaims beneficial ownership of Mr. Parker's shares, and Mr. Parker disclaims beneficial ownership of any of the shares owned by any of such persons or entities.

(2) Includes 12,000 shares owned of record and beneficially by Mr. Ozley's spouse, and 100,000 shares owned of record by his spouse as custodian for their minor son under the Uniform Transfer to Minors Act. Mr. Ozley disclaims beneficial ownership of these 112,000 shares.

(3) These shares are pledged as collateral on a note payable to Mr. Snadon's former wife.

(4)  Includes a vested option to acquire 500,000 shares.



                        THE SALE OF THE CRUISE BUSINESS

Background

     General. In 1996, the Company was faced with a local option election in Louisiana which could have potentially eliminated the Company's revenue producing assets, its truck stop video poker casinos. In an effort to diversify, the Company acquired its Cruise Business from International Tours, Inc. ("International").

     As the travel industry began to change amid numerous consolidations and the rapid expansion of internet travel, each of International and the Company began to reevaluate their positions in the travel industry. Since the travel businesses of the two companies were intertwined, the companies agreed to jointly look for consolidation opportunities. In January 1998, at a meeting in the offices of International, E.H. Hawes, II, Chief Executive Officer of the Company, agreed with Ron Blaylock, President of International, that Mr. Blaylock should head up such search.

     In March 1998, after several telephone conversations, International and the Company entered into a Letter of Intent to sell all of their travel assets to TravelPlus, a subsidiary of Points North Digital Technologies, Inc. ("Points North"), a Canadian company. Bill Kerby, Chief Executive Officer of Travelbyus, was chairman of Points North at such time. The closing was anticipated to occur during the second quarter of 1998. During the second quarter of 1998, the Company retained MBD Capital of Santa Monica, California, to help evaluate Points North because the Company was considering accepting common stock in addition to cash. In June 1998, the closing was extended to November 1998 and then further extended until December 10, 1998. On December 10, 1998, International and the Company were notified that the Board of Points North had not agreed to the terms of the funding necessary to close the transaction and therefore Points North would not close the sale.

     In late January 1999, Mr. Kerby met with Messrs. Hawes and Blaylock in Dallas and notified them that he was leaving Points North and would be starting a new company. Mr. Kerby then outlined his plan to acquire various travel and technology companies. Messrs. Blaylock and Hawes expressed an interest in the project. Over the next eight weeks, Messrs. Blaylock and Hawes had numerous telephone conversations with Mr. Kerby and agreed to consider a proposal to sell the travel assets of International and the Company pursuant to terms similar to those discussed the previous year. However, International and the Company would require a non-refundable deposit of $200,000. On March 23, 1999, a

Letter of Intent was executed and the sum of $200,000 was paid jointly to International and the Company. The closing was scheduled for on or before June 30, 1999.

     During June 1999, Mr. Kerby had numerous telephone conversations with Messrs. Hawes and Blaylock informing them of the status of the financing being sought by Travelbyus to close the acquisition, among other things. Mr. Kerby informed them that the June 30 deadline was not viable. On July 15, Mr. Hawes and Ted C. Parker, Jr., President of GalaxSea Cruises and Tours, Inc. ("GalaxSea") and I.T. Cruise, Inc. ("IT Cruise"), met with Mr. Kerby in Los Angeles, California. The parties agreed that the closing would be extended for 60 days from June 30 in exchange for $50,000 additional non-refundable deposit, payable on or before August 1, 1999. The extension was also contingent on Travelbyus placing at least $4.5 million (Canadian) in debentures.

     Subsequent to this meeting, from August 10-13, 1999, Messrs. Blaylock and Parker and an accountant from both International and the Company traveled to Winnipeg, Manitoba, Canada for meetings with the investment bankers and attorneys putting together the private debenture placement by Travelbyus. Each of the four presented the Company's Board of Directors with a report upon their return. During July and August 1999, Mr. Hawes also had numerous discussions with MBD Capital regarding the structure of the transaction.

     Upon notification by Travelbyus to International and the Company that the debenture placement had been finalized, both International and the Company orally agreed to extend the closing deadline indefinitely as long as all parties diligently pursed closing. From September 27-30, 1999, Messrs. Blaylock and Parker met with Mr. Kerby and the attorneys for Travelbyus in Toronto to finalize the terms of the agreement. Pursuant to those meetings, final documents were prepared and the closing documents were executed on October 15, 1999.

     Reasons for Sale. Mr. Hawes discussed each meeting with Mr. Kerby outlined above with each of the Company's Board members. He advised each member that the Company's Cruise Business had not performed as expected in 1997 and 1998 and expected to break even in 1999. He further reported to the Board that the Company had been unable to expand the GalaxSea franchise system as expected. In addition, the structure of the cruise industry had changed significantly since the Company's entry in that back end overrides from the cruise industry had been greatly reduced. This accounted for a significant drop in cruise revenue to the Company. Mr. Hawes also advised the Board that the changing face of the industry, primarily the expansion of internet travel, required the Company to either find new strategic partners or make a significant investment in the technology aspect of the business. Mr. Hawes advised that Mr. Blaylock had had discussions with several other travel consortia, including the largest travel consortia in the U.S., and determined that IT Cruise and GalaxSea did not fit the criteria for these consortia that would maximize the value to be received by the Company. In view of these alternative discussions and in view of the current performance of the Company's Cruise Business, it was determined that it was in the best interests of the Company to sell its Cruise Business for the value of approximately $1,800,000.

     Mr. Hawes then discussed the issue of accepting cash and stock in Travelbyus rather than taking all cash. The Board determined that in view of the market's treatment of internet related travel companies, an equity position in Travelbyus could provide the Company with an immediate upside that might increase the value received for the Cruise Business.

     Mr. Hawes then discussed the financial situation of the Company and the effect thereupon by the Sale. The Company has several capital expenditure requirements in the near future. First, it must address the past due note to International of approximately $1,000,000. Second, the Company may need cash to settle its dividend and debenture obligations to its former preferred stockholders. Third, the Company may need additional cash to satisfy its 25% share of any capital requirements over and above financing on the River Port Truck Stop Casino. The Sale of the Cruise Business will enable the Company to address certain of these needs.

     In view of the previous restructuring of the Company's interest in its Louisiana gaming properties, it also is in the Company's best interest to reduce its operating overhead. The Sale of the Cruise Business will allow the Company to reduce its corporate overhead.

Description of Travelbyus

     Travelbyus is a Toronto Stock Exchange listed company that was formerly in the mining business in various locations in North America. As of December 31, 1998, Travelbyus had no significant operating assets. In early 1999,

Travelbyus sold an approximate 50% equity stake for $2 million (Canadian). During this time, Travelbyus also entered into several letters of intent with various travel and technology companies. In the third quarter of 1999, Travelbyus placed $11.95 million (Canadian) in debentures. Using the proceeds from this placement, as well as its capital stock, Travelbyus has acquired and is in the process of acquiring various travel and technology related companies pursuant to a plan to become a publicly traded, full integrated travel and technology company. Travelbyus has acquired a discount air consolidator company, a tour wholesaler, a website/technology company, a media marketing company and assets of a television travel show, in addition to the travel assets of the Company and International, since August 1999.

     The address and telephone number of the principal effective office of Travelbyus is Suite 204, 3237 King George Highway, South Surrey, British Columbia V4P1B7, (604) 541-2400.

The Purchase Agreement

     General. The Company entered into a Purchase of Assets Agreement (the "Purchase Agreement") on October 15, 1999 with Travelbyus, International and two of the Company's subsidiaries, GalaxSea and IT Cruise. Under the Purchase Agreement, each of International and GalaxSea sold substantially all of their respective cruise related assets to Travelbyus and the Company sold to Travelbyus the stock of IT Cruise owned by the Company, representing 100% of the outstanding stock of IT Cruise.

     The purchase and sale of the assets of International funded and closed on October 15, 1999, with an effective date of October 1, 1999. The purchase and sale of assets of GalaxSea and the stock of IT Cruise closed into escrow on October 15, 1999. The only condition to the release of escrow and the closing becoming effective is the mailing of this Information Statement to the stockholders of the Company. Escrow will be released and the closing will become effective 20 days after the first mailing of this Information Statement to the Company's stockholders (the "Effective Date"), but with a financial and accounting effective date to relate back to October 1, 1999. In the interim, the Company has entered into a management agreement pursuant to which Travelbyus will manage the Cruise Business pending the Effective Date.

     Assets Sold. The assets to be sold include machinery, equipment, fixtures, furniture, prepaid expenses, intellectual property rights (including the name "GalaxSea"), licenses, computer software, books and records and third-party agreements and supply contracts existing at October 1, 1999. The assets to be sold do not include cash, accounts receivable or intra-company indebtedness existing at October 1, 1999.

     Purchase Price. The Company received $1,333,334 in cash and 666,667 shares of common stock of Travelbyus, valued at $.75 per share (an aggregate of $500,000), as the purchase price for the Cruise Business. The cash was paid to the Company, less an escrow reserve of $66,667, on October 15, 1999 and the shares were placed in escrow until the Effective Date. International received $666,667 in cash, less an escrow reserve of $33,333, and 333,333 shares of common stock of Travelbyus as the purchase price for its cruise related assets.

     Allocation of Purchase Price. The Company and International agreed upon the allocation of the aggregate purchase price two-thirds to the Company and one-third to International based on the following factors: (1) historical financial operating statements; (2) the cruise segment versus the tour segment of the leisure travel industry; (3) the relative values of the companies to Travelbyus; and (4) the relative asset values of the respective companies on a going forward basis. No fairness opinion was obtained and no other third-party appraisal or review was conducted to arrive at the allocation between the Company and International. The Board of Directors of the Company and International decided they were capable of evaluating the factors to be taken into account to determine the allocation of the aggregate purchase price, and determined that the expense of engaging an investment banking firm or another third party review of the transaction and allocation was not necessary. The Board considered that the minority stockholders will have no voice in the decision to sell the Cruise Business, and in the absence of dissenters' rights of appraisal, the minority stockholders will be bound by the decision of the Board and the Written Consent of the five stockholders who approved the Sale, four of whom are affiliates of International. However, the Board did not believe such limitation justified the expense of a fairness opinion or other third party review, and did not believe that the absence of such opinion or review adversely affected its internal determination of fairness. Therefore, the Board decided to proceed without a fairness opinion or other third party review. Based upon all of the foregoing factors discussed, the Board determined that the Sale of the Cruise Business and the allocation of the aggregate purchase price between the Company and International was fair to, and in the best interests of, the Company's stockholders.

     Shares of Travelbyus Not a Long-Term Investment. The 666,667 shares of common stock of Travelbyus received by the Company represents approximately 1.3% of the outstanding common stock of Travelbyus as of November 15, 1999. The Company considers these shares to be equivalent to cash and does not presently intend to hold them as a long term investment or distribute them to the stockholders of the Company. Instead, the Company presently intends to sell these shares on the Toronto Stock Exchange, where the shares of Travelbyus are listed, as soon as it can do so in an orderly disposition, in order to maximize the Company's return on the shares, in accordance with the rules of the Toronto Stock Exchange.

     Conditions to the Sale. As noted above under "The Purchase Agreement - General," there are no conditions to the Sale becoming effective, other than the mailing of this Information Statement to the stockholders of the Company. The Sale will automatically become effective 20 days after the first mailing of this Information Statement to the Company's stockholders.

     Representations and Warranties; Indemnification. In the Purchase Agreement, the Company made customary representations and warranties to Travelbyus including as to financial statements and matters, tax matters, environmental matters, pending or threatened litigation, compliance with applicable laws, title to assets, third party approvals, status of employee benefit plans and employee compensation arrangements, intellectual property, absence of changes, and labor relations. In the Purchase Agreement, Travelbyus made customary representations and warranties to the Company including third party approvals and existing and pending litigation.

     The Purchase Agreement also provides customary indemnification obligations. Specifically, each of the parties has agreed to indemnify the other in connection with inaccuracies, breaches and non-fulfillment of any of the representations and warranties made, and covenants and agreements to be performed under the Purchase Agreement, by the Company or Travelbyus (which have varying periods of survival ranging from 18 months following the date of the Purchase Agreement to unlimited survival). The Company has also agreed to indemnify Travelbyus in connection with any retained liabilities, and Travelbyus has agreed to indemnify the Company in connection with any assumed liabilities. The Company agreed that $66,667 of the purchase price could be placed into an escrow reserve by Travelbyus until October 1, 2000, and Travelbyus will have the right to offset any indemnification obligation of the Company against such reserve.

     Expenses. The Purchase Agreement provides that each party will pay all of the fees and expenses incurred by it (including the fees and expenses of counsel) in connection with the negotiation, execution and delivery and performance of the Purchase Agreement and the transactions contemplated by the Purchase Agreement.

Non-Competition Agreement

     The Company agreed not to compete in the Cruise Business for a period ending on October 13, 2004 anywhere in North America. The Company also agreed to hold confidential all confidential and proprietary information and trade secrets of the Cruise Business sold to Travelbyus.

Accounting Treatment

     The effective date of the Sale of the Cruise Business will relate back to October 1, 1999. Consequently, the transaction will be recorded as a disposition of assets in the fourth quarter of 1999. The sales proceeds exceed the net book value of the assets sold and, therefore, the Company will realize a gain from the Sale effective October 1, 1999.

Federal Income Tax Consequences

     For Federal income tax purposes, the Company will report a gain equal to the excess of the sales proceeds over the net book value of the assets sold. The gain is a taxable transaction.

No Change in Rights of Holders of Company's Common Stock

     There will be no change in the Common Stock or in the rights of the holders of Common Stock as a result of the Sale of the Company's Cruise Business.

Stockholder Approval

     The Company is a Delaware corporation. The Sale of the Cruise Business may be deemed to constitute a sale of substantially all of the assets of the Company under Delaware law, which requires the approval by stockholders holding a majority of the outstanding shares of Common Stock. Consequently, the Company determined that it should obtain stockholder approval, which was granted by virtue of the five stockholders executing the Written Consent who own 20,902,012 shares of Common Stock, representing approximately 62.2% of the issued and outstanding shares of Common Stock. Consequently, the required stockholder approval has been obtained, but such approval will not become effective until the Effective Date.

Rights of Dissenting Stockholders

     Under Delaware, dissenting stockholders do not have any statutory appraisal or other rights of appraisal relating to the approval of the Sale of the Cruise Business by holders of a majority of the issued and outstanding shares of Common Stock of the Company.

No Regulatory Approval Required

     No federal or state regulatory approval is required to consummate the Sale of the Cruise Business by the Company.

Market Price for the Company's Common Stock

     The Company's Common Stock is traded over-the-counter and quoted from time to time in the OTC Bulletin Board "pink sheets". On October 14, 1999, the day before the announcement of the execution of the Purchase Agreement, the bid and asked prices reported by the OTC Bulletin Board on that day were $.04 and $.09375, respectively.

Interest of Certain Persons in Sale

     As of September 30, 1999, the Company owed International $992,525 on a promissory note with an original principal balance of $1,400,000. The Company is in arrears for the full $992,525, but International agreed in March 1999 to allow the Company to continue to accrue the balance owed until January 1, 2000, as long as the Company made payments with excess cash flow, as available, prior to such date. The Company plans to use $800,000 of the proceeds from the Sale of the Cruise Business to make a substantial payment on the International note. Until the International note is paid in full, all payments are suspended on the subordinate debentures owed by the Company to former holders of 313,000 shares of Class A Preferred Stock, which had aggregate remaining principal balances of $514,067 and accrued interest of $115,572 as of September 30, 1999. The subordinate debentures and the amounts unpaid are expressly made subordinate to the International note as well as other senior debt of the Company. International and I.T. Financial Corporation ("ITFC") were two of the five stockholders of the Company who executed the Written Consent approving the Sale of the Cruise Business. Hawes Partners is a partnership owned two-thirds by E.
H. Hawes, II (the President and Chief Executive Officer and a director of the Company) and one-third by Ron Blaylock (the Chairman of IT Cruise and GalaxSea). ITFC and Hawes Partners beneficially own approximately 50.6% and 49.4%, respectively, of the outstanding capital stock of International, and Hawes Partners beneficially owns approximately 65% of the outstanding capital stock of ITFC. Mr. Blaylock is also the President and a director of International and ITFC and Mr. Hawes is a director of International and ITFC.

     As part of the sale of the Cruise Business, Mr. Blaylock entered into a two year employment agreement with Travelbyus on October 13, 1999 providing a base salary of $130,000 per year and other benefits not to exceed $40,000 per year, together with a bonus to be negotiated.

     Ted C. Parker, Jr., the President of IT Cruise and GalaxSea and one of the Company's stockholders who executed the Written Consent approving the Sale of the Cruise Business, will receive a fee of $133,333 payable by the Company in return for his services relating to the negotiation and consummation of the Sale and for surrendering to the Company 500,000 shares of Common Stock owned by Mr. Parker. Mr. Parker will also receive $64,000 from

International as a fee for his services relating to the negotiation and consummation of the sale of assets by International.

                  CERTAIN INFORMATION CONCERNING THE COMPANY

General

     The Company's 1998 Annual Report is also being furnished to stockholders concurrently with this Information Statement. Stockholders are directed to the Annual Report for a discussion of the Company's business and other information relative to the Company, including the Company's audited financial statements. In addition to the information contained in the Annual Report, the Company has set forth below certain additional information.

Termination of Video Poker Casino Operations at The Diamond Jubilee

     OM Operating, LLC ("Operator") operated the video poker casino at The Diamond Jubilee Truck Stop in east New Orleans, Louisiana, until August 17, 1999 pursuant to a Sublease Agreement (the "Casino Sublease") dated July 1, 1996 between Operator and New Orleans Video Poker, Inc. ("NOVP"). NOVP leases the truck stop operations and the video poker casino from Stanley Doussan ("Doussan") pursuant to a Lease Agreement, Addendum to Lease and Sublease and Operator's Agreement dated July 10, 1992, as amended by an Amendment to Lease and Addendum to Lease dated December 15, 1992 (collectively, the "Operator's Agreements"). Operator attempted to renegotiate the Operator's Agreements on terms more favorable to Operator, but Doussan was not able to reach an agreement with Operator concerning these terms, so Operator elected to terminate the Operator's Casino Sublease effective August 17, 1999.

Certain Information Relating to Common Stock

     The Company's Common Stock is traded over-the-counter and quoted from time to time in the OTC Bulletin Board "pink sheets" under the trading symbol "NAGM". Consequently, there is currently no established public trading market for the Company's Common Stock. The following table sets forth the range of high and low bid prices as reported by the OTC Bulletin Board for the periods indicated. Such quotations represent inter-dealer prices without retail markup, markdown, or commission, and may not necessarily represent actual transactions.

                                                    Bid Price
                Calendar Years                 ------------------
                  by Quarter                   High          Low
                --------------                 ------------------
1999            First                          $   1/20     $1/32
                Second                             1/16      1/32
                Third                              1/25      1/32

1998            First                           $  1/32     $1/32
                Second                             3/16      1/32
                Third                              1/10      1/16
                Fourth                             1/16      1/20

        1997    First                           $  5/32     $1/8
                Second                             9/16      5/32
                Third                              5/32      3/32
                Fourth                             3/32      1/32

     At September 30, 1999, the Company had approximately 3,150 common stockholders of record.

     The Company has not paid cash dividends on Common Stock during the last two fiscal years or during 1999 and the Board of Directors of the Company does not currently intend to pay cash dividends on Common Stock in the foreseeable future. The Company may not declare or pay dividends on Common Stock if there are accumulated and unpaid dividends on Class A Preferred Stock. From October 17, 1994 through May 31, 1996, the outstanding Class

A Preferred Stock bore a dividend of $.30 per annum (payable monthly), an annual dividend of $480,000 because all 1,600,000 shares were outstanding. As discussed, above, under "The Sale of Assets--Interests of Certain Persons in Sale", the Company is $992,525 in arrears on the promissory note payable to International. The Company is also $447,018 in arrears on accumulated dividends on its former Class A Preferred Stock. These accumulated dividends will not be paid until the International note and the subordinated debentures payable to former holders of Class A Preferred Stock are paid in full and, thereafter, will be payable in full prior to any distributions on the Common Stock.

Financial Statements

     Included elsewhere in this Information Statement are unaudited interim financial statements of the Company at September 30, 1999 and for the nine months ended September 30, 1999 and 1998, together with unaudited pro forma financial statements showing the effect of the Sale of the Cruise Business. See "Index to Financial Statements", below. Stockholders should also review the audited financial statements of the Company contained in the accompanying 1998 Annual Report.

Management's Discussion and Analysis or Plan of Operation

  Liquidity and Capital Resources

     Present Cash Shortfall. As of September 30, 1999, the Company was twenty four months in arrears (a total of $992,525 of principal) in payments to International on the promissory note issued to International by the Company as partial consideration for a 1996 acquisition. The note had an original principal balance of $1,400,000, requires monthly payments of principal and interest of $50,000, and was secured by a pledge of the outstanding capital stock of IT Cruise and GalaxSea owned by the Company. Approximately $800,000 of the cash proceeds from the Sale of the Cruise Business will be used to reduce the amounts owed to International under this note.

     International agreed to allow the $1,119,346 accrued and owed to it at March 22, 1999 to continue to remain outstanding (with interest accruing thereon) until the earlier of January 1, 2000 or the time that excess cash flow is available to pay such amount (or any portion thereof) and, further, granted relief to the Company to allow it to pay the lesser of $50,000 per month or excess available cash flow, until January 1, 2000, at which time any accrued amounts will be due and payable and the regular $50,000 scheduled monthly payments will recommence. The application of approximately $800,000 of the cash proceeds from the Sale of the Cruise Business will reduce the note substantially. However, until the International note is current, all payments are suspended on the subordinated debentures issued by the Company in connection with the redemption of 313,000 shares of Class A Preferred Stock, which have aggregate remaining principal balances of $514,067 and accrued interest of $115,572 at September 30, 1999 and required aggregate payments of principal and interest of $11,250 per month until July 1, 1997, $31,114 per month, from July 1, 1997 through December 31, 1997, and $16,670 per month thereafter. As of September 30, 1999, 29 monthly payments, for a total of $297,342 have not been made pursuant to the subordinated debentures. The subordinated debentures and the amounts unpaid are expressly made subordinate to the International note as well as other senior debt of the Company.

     The structure of Operator and the various interests (including revenue and profits interests) of the Company in Operator are being reviewed by the Louisiana Gaming Control Board. Any adverse ruling by the Louisiana Gaming Control Board could further compound the Company's cash flow situation and possibly result in the inability to meet its scheduled debt payments, even as revised. The Company does not believe the review will result in material adverse changes in Operator's structure, but it cannot predict the results of the review until the review is completed. Strict enforcement of the Louisiana Act and the perceived anti-gaming sentiment in Louisiana within certain segments of the population and with certain politicians may also impact the review of Operator and any possible restructuring of Operator, or even a possible loss of Operator's license to operate the video poker casinos.

     The Company will seek to meet its long-term liquidity needs primarily through cash flow from operations, restructuring its payment obligations on certain debt described above and application of proceeds from the Sale of the Cruise Business. While the Company believes it will be able to generate and obtain the necessary capital to meet such needs if it is able to satisfactorily restructure its payment obligations as described above, there can be no assurance that all of such capital will be available on terms acceptable to the Company, which could delay or cause the Company to postpone certain planned activities.

     General Condition. The Company ended the third quarter of 1999 with $117,415 in cash and other current assets amounting to $175,289, including accounts receivable of $118,343, prepaid expenses of $11,296 and other assets of $45,650. The Company also reflects an asset of $204,522, representing the Company's equity investment in previously wholly-owned subsidiaries. The Company's total liabilities were $2,244,381 at September 30, 1999 including accounts payable and accrued liabilities of $274,626, current notes payable of $1,212,432, long-term notes payable of $310,305 and preferred stock dividends payable of $447,018. The current portion of other notes payable totaling $1,212,432 includes debt with contractual maturities of less than one year and the current portion of long term debt. See discussion of "--Present Cash Shortfall" above.

     Effective June 10, 1996, the Company acquired GalaxSea and IT Cruise, companies engaged in the cruise travel industry. Cruise revenue as reported is presented on an accrual basis, and is estimated based on the receipt of quarterly cash payments of previous years actual revenue; adjusted for seasonal variations. Cruise revenue is comprised of overrides and commissions on cruise sales generated by IT Cruise from the International network and GalaxSea's franchise system. The Cruise lines make payments of overrides and commissions on a quarterly basis which are received 30-45 days following the end of each quarter. Bonus overrides and commissions are paid by the cruise lines on an annual basis, which are received 30-45 days into the next calendar year. GalaxSea franchisees are billed monthly for license fees.

  Results of Operations

     Nine Months Ended September 30, 1999 Compared to Nine Months Ended September 30, 1998

     The Company's operations resulted in a net income before taxes of $541,563 for the nine months ended September 30, 1999, an increase of 355% from 1998's $118,940. A gain on sale of assets was recorded during the nine months ended September 30, 1999 of $597,857, primarily the results of the restructuring of Operator and River Port Truck Stop, LLC ("River Port LLC"). The Company's operating profit before depreciation, amortization, interest and other revenue/expense amounted to $256,415 through September 30, 1999, down 76% from 1998's $1,063,095. This decrease is due to the change in financial reporting as a result of the restructuring of Operator and River Port LLC.

     The following comparisons are based on the operational results of the Company and the underlying third quarter operations of Operator and River Port LLC, the entities in which the Company holds an equity investment, and the Gold Rush Truck Stop in which the Company owns a 50% beneficial interest. This presentation is to provide comparable video poker and retail operation results for the nine months ended September 30, 1999.

     Revenues totaled $15,680,064 through September 30, 1999 compared to $18,793,606 for 1998, down 17% (including approximately $8,978,000 of revenue generated by Operator, River Port LLC and the Gold Rush Truck Stop during the six months ended September 30, 1999, which is included in the income from equity investments for the same period in the accompanying financial statements). (See the unaudited condensed statements of income in Note 3 to the financial statements of the Company included elsewhere in this Information Statement.)

     Video Poker revenues totaled $10,375,125 through September 30, 1999, down $1,381,093, or 12% from 1998's $11,756,218. The primary reason for the loss in revenues is due to the discontinuation of operations at King's Lucky Lady in Port Barre, Louisiana, and The Diamond Jubilee in New Orleans, Louisiana. Revenue losses totaled approximately $1,224,000 and $134,000, respectively, at these two facilities. Revenue increases were achieved at the Pelican Palace of approximately $251,000 and at the Gold Rush of $78,423 and a loss of approximately $156,000 at the remaining casinos.

     Retail revenues from fuel and convenience store, food and beverage operations amounted to $4,637,473 for the nine months ended September 30, 1999, compared to 1998's $6,318,292, a decrease of 27%. The King's Truck Stop and convenience store contributed approximately $1,531,243 to 1998's revenue, and made minimal contributions in 1999 prior to the Company's discontinuation of this facility. Declines in revenue of approximately $150,000 were recorded at the remaining truck stops.

     Cruise revenues accrued for IT Cruise and GalaxSea totaled $667,466 for the nine months ended September 30, 1999 compared to 1998's $719,096, down 7%.

     Cost of revenues totaled $10,202,605 through September 30, 1999 compared to $12,075,810 for 1998, down 16% (including approximately $9,000,000 of costs of revenue generated by Operator, River Port LLC and the Gold Rush Truck Stop during the nine months ended September 30, 1999, which is included in the income from equity investments for the same period in the accompanying financial statements). (See the unaudited condensed statements of income in Note 3 to the financial statements of the Company included elsewhere in this Information Statement.)

     Video poker operations recorded a direct cost of revenue amounting to $6,042,939 in 1999 and $6,658,629 in 1998, a decrease of 9%. The primary reason for the decrease in costs was due to the decline in revenue. As a percentage of revenue, video poker costs increased to 58% from 57% as a result of increased profit share payments for the nine months ended September 30, 1999.

     Retail operations (fuel, convenience store, food and beverage) recorded cost of revenue of $3,853,406 for the nine months ended September 30, 1999 compared to $5,138,234 for 1998, a decrease of $1,284,828 or 25%, due to discontinued operations at King's Truck Stop as of March 31, 1999. As a percentage of retail revenues, total cost of revenues increased to 83% from 81%.

     In order to comply with State regulations governing truck stops, the Company continued to be very competitive in its marketing and pricing of fuel during the first nine months of 1999, in order to maintain and/or increase fuel sales. The regulations require a minimum sales level of 100,000 gallons per month per location, in order to maintain a complement of 50 video poker machines.

     Cruise operations recorded a direct cost of revenue amounting to $306,260 for the first nine months ended September 30, 1999, compared to 1998's $278,947, an increase of 10%. Significant improvement has been demonstrated in the marketing/promotional area. Also, previous third party commission commitments have expired.

     Combined Cruise Operations recorded a gross profit totaling $361,260, while 1998's gross profit was $440,149, a decrease of $78,889, or 18%. The loss in margin was for the most part due to a restructuring of contracts by certain cruise lines. Marketing fees accrued are the result of a broad based program coordinated by GalaxSea to produce cruise industry publications and promotions subscribed to by the cruise lines. The GalaxSea franchise system included 70 franchisees at September 30, 1999 compared to 75 at the end of the third quarter of 1998.

     Other expenses totaled $4,557,190 through September 30, 1999, compared to $6,598,791, down 32% (including approximately $2,475,000 of other expenses generated by Operator, River Port LLC and the Gold Rush Truck Stop during the six months ended September 30, 1999, which is included in the income from equity investments for the same period in the accompanying financial statements). (See the unaudited condensed statement of income in Note 3 to the financial statements of the Company included elsewhere in this Information Statement.)

     General operating and administrative expenses of $4,621,615 in 1999 and $5,654,635 in 1998 represented 29% and 30% of total revenue for 1999 and 1998, respectively. The decrease amounted to $1,033,020 or 18%. Discontinuation of operations at Kings Truck Stop resulted in a reduction of $727,000 of general and administrative expense in addition to $158,000 at River Port Truck Stop now being leased to RVC Operations.

     Depreciation and amortization amounted to $442,104 for the nine months ended September 30, 1999 and $463,107 in 1998. Interest expense was $265,627 in 1999 and $215,001 in 1998. Net other revenue/(expense) was $66,936 in 1999, compared to ($266,047) in 1998. Income from equity investments in the amount of $107,363 was recorded beginning April 1, 1999, representing the Company's share of net income/loss in gaming and truck stop ventures. A gain on sale of assets was recorded totaling $597,857.

  Year 2000 Issues

     The Company is aware of the issues associated with the programming code in many existing computer systems as the millennium approaches. The "Year 2000" problem is pervasive. As a result of certain programs being written using two digits rather than four digits to define the applicable year, any of the Company's computer programs that have data sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculation causing disruptions of operations, including among other things, a temporary inability to process transactions, send invoices or engage in normal business activities. The Company has implemented a year 2000 program to review the functionality of the Company's information technology and non-information technology systems and applications beyond 1999 as well as year 2000 issues related to the Company's third-party vendors. Operator and River Port LLC operate, or will operate, video poker devices under licenses granted by the Louisiana State Police Video Gaming Division. Operator currently operates 191 video poker machines which are linked to an on-line tracking and accounting system maintained by the Division's technical department. The Division's technical department is currently in the testing stages for an upgrade to its computer system to satisfy the year 2000 compliance issue. The Division installed its new computer system in March 1999 and will require software upgrades for all video poker "Clerk Validation Terminals". The mandatory chip upgrade was complete during the second quarter of 1999 to coincide with Year 2000 compliance. The chip cost totaled $3,000 and will require Operator to spend approximately $18,600 to $24,800 on hardware, and it is anticipated that to complete the conversion Operator will also incur an estimated amount of $15,000 for labor and testing. The second major system which controls payrolls is managed by a third party (Automatic Data Processing). The conversion of this system was completed during the third quarter of 1998. Another third party vendor who provides accounting software support (Great Plains Software) has warranted that its software will accurately reflect the change from the year 1999 to the year 2000 and beyond.

The Company integrates all of its execute office systems through a "Novell" Lan software networking environment. The Company has plans to upgrade its current server with software upgrades provided by Novell and intends to upgrade all networked hardware to ensure compatibility and compliance with year 2000 requirements. It is estimated that this conversion will cost approximately $15,000 and is scheduled for completion during the fourth quarter of 1999.

The BIOS upgrades for all older personal computers to ensure that the units will comply is in place. In addition, custom application programs, written internally, will also require an upgrade at an estimated cost of $10,000. It is also anticipated that to complete the conversion and upgrade, certain hardware purchases might be necessary if old equipment fails to meet the new standards. The Company estimates that this could cost up to $20,000.

The Company's current plan contemplates expenditures totaling $90,000 to implement all conversions to meet year 2000 compliance, of which $15,000 has been expended through September 30, 1999.

  Forward Looking Statements

     Statements that are not historical facts included in this Information Statement are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to differ from projected results. Such statements address activities, events or developments that the Company expects, believes, projects, intends or anticipates will or may occur, including such matters as future capital, debt restructuring, the possible effects of anti-gaming sentiment, the restructuring of Operator and River Port LLC, business strategies, expansion and growth of the Company's operations, and cash flow. Factors that could cause actual results to differ materially ("Cautionary Disclosures") are described throughout this Information Statement. Cautionary Disclosures include, among others: general economic conditions, the Company's ability to find, acquire, market, develop and produce new properties, the strength and financial resources of the Company's competitors, anti-gaming sentiment, labor relations, availability and cost of material and equipment, the results of debt restructuring efforts and regulatory developments and compliance. All written and oral forward-looking statements attributable to the Company are expressly qualified in their entirety by the Cautionary Disclosures. The Company disclaims any obligation to update or revise any forward-looking statement to reflect events or circumstances occurring hereafter or to reflect the occurrence of anticipated or unanticipated events.


               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Sartain Fischbein & Co. served as the Company's principal independent public accountants for 1998 and has been selected to by the Company to serve in fiscal 1999. Representatives of Sartain Fischbein & Co. are expected to be present at the 1999 annual meeting of stockholders with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Arthur Anderson LLP served as the Company's independent public accountants for 1997. On December 4, 1998, the Company received a letter from Arthur Andersen LLP that it was terminating the client-auditor relationship between Arthur Andersen LLP and the Company. There were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to its satisfaction, would have caused it to make reference to such disagreement in its report. A copy of a letter from Arthur Andersen LLP, addressed to the Securities and Exchange Commission, concurring with the

Company's statements herein have been filed with the Securities and Exchange Commission. Neither of the reports of Arthur Andersen LLP on the Company's financial statements for the Company's fiscal years ended December 31, 1997 and 1996 contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles.


                      DOCUMENTS INCORPORATED BY REFERENCE

     The following items contained in the Company's 1998 Annual Report, which accompanies this Information Statement, are incorporated by reference and stockholders are encouraged to review such items:

     .    Item 1 - Description of Business

     .    Item 2 - Description of Property

     .    Item 3 - Legal Proceedings

     .    Item 6 - Management's Discussion and Analysis or Plan of Operation

     .    Item 7 - Financial Statements


                                    By Order of the Board of Directors


December 23, 1999                   E.H. Hawes, II
                                    President

                         INDEX TO FINANCIAL STATEMENTS


                                                                          Page
                                                                        --------

PRO FORMA COMBINED FINANCIAL STATEMENTS (unaudited)

Introduction to Pro Forma Consolidated Financial Information..............F-2

Pro Forma Consolidated Balance Sheet - September 30, 1999.................F-3

Pro Forma Consolidated Statement of Operations For the
    Nine Months Ended September 30, 1999..................................F-4

Pro Form Consolidated Statements of Operations For The
     Year Ended December 31, 1998.........................................F-5

Notes to Pro Forma Consolidated Financial Information.....................F-6

Financial Statements of North American Gaming and
    Entertainment Corporation and Subsidiaries

Introduction to Unaudited Historical Financial Statements.................F-7

Unaudited Consolidated Balance Sheet - September 30, 1999.................F-8

Unaudited Consolidated Statements of Operations -
    Nine Months Ended September 30, 1999 and 1998.........................F-9

Unaudited Consolidated Statements of Cash Flows -
    Nine Months Ended September 30, 1999 and 1998........................F-10

Notes to Unaudited Consolidated Financial Statements...............F-11 - F-26

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION



The unaudited pro forma financial information as of September 30, 1999 and for the nine months ended September 30, 1999 and the year then ended December 31, 1998 is set forth on the following pages. The pro forma financial information has been prepared utilizing the historical consolidated financial statements of North American Gaming and Entertainment Corporation and Subsidiaries. The pro forma consolidated financial information gives pro forma effect to the sale of the Company's cruise related assets (the "Sale") as if the Sale had occurred on September 30, 1999 for balance sheet purposes and as of January 1, 1999 and January 1, 1998 for purposes of the pro forma statement of operations for the nine months ended September 30, 1999 and the year ended December 31, 1998, respectively. The pro forma information has been prepared utilizing estimates and assumptions as set forth below and in the notes thereto. The pro forma financial information is presented for informational purposes and is not necessarily indicative of the future financial position or results of operations of the Company that would have actually occurred had the Sale been consummated on such dates or as of the period described above. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable.

These pro forma adjustments represent the Company's preliminary determination of the Sale adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts in the pro forma financial information are subject to change, and the final amounts may differ substantially.

NORTH AMERICAN GAMING AND ENTERTAINMENT
CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA BALANCE SHEET
================================================================================
September 30, 1999
--------------------------------------------------------------------------------

                                                Unaudited                                                Unaudited
                                                Historical                Pro Forma Adjustments          Pro Forma
                                               September 30,      ----------------------------------    September 30,
ASSETS                                             1999                Debit              Credit            1999
                                              --------------      --------------      --------------   --------------
Current Assets:
  Cash                                        $      117,415 (a)  $      250,000      $           --   $    1,316,739
                                                             (b)         949,324                  --
  Accounts receivable, net                           118,343                  --                  --          118,343
  Prepaid expenses                                    11,296                  --                  --           11,296
  Notes receivable - current                          15,650                  --                  --           15,650
  Current deferred tax asset                          30,000                  --                  --           30,000
                                              --------------      --------------      --------------   --------------

Total Current Assets                                 292,704           1,199,324                  --        1,492,028
                                              --------------      --------------      --------------   --------------

Property and Equipment, net                           43,919                  -- (a)          20,541           23,378
                                              --------------      --------------      --------------   --------------

Other Assets:
  Deposits                                            43,877                  -- (a)          22,300           21,577
  Long-term deferred tax asset                       266,500                  --                  --          266,500
  Tradename, net                                      82,714                  -- (a)          82,714               --
  Goodwill and merger costs, net                     439,145                  -- (b)         439,145               --
  Investments                                        204,522 (b)         720,000                  --          924,522
                                              --------------      --------------      --------------   --------------

                                                   1,036,758             720,000             544,159        1,212,599
                                              --------------      --------------      --------------   --------------

Total Assets                                  $    1,373,381      $    1,919,324      $      564,700   $    2,728,005
                                              ==============      ==============      ==============   ==============


LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
  Accounts payable and accrued expenses       $      274,626      $           -- (c)  $      130,500   $      405,126
  Notes payable - current                          1,212,432                 495                  --        1,211,937
  Preferred stock dividends payable                  447,018                  --                  --          447,018
                                              --------------      --------------      --------------   --------------

Total Current Liabilites                           1,934,076                 495             130,500        2,064,081

Long-Term Debt                                       310,305                  --                  --          310,305
                                              --------------      --------------      --------------   --------------

Total Liabilities                                  2,244,381                 495             130,500        2,374,386
                                              --------------      --------------      --------------   --------------

Stockholders' Equity (Deficit):
  Common stock                                       336,210                  --                  --          336,210
  Additional paid in capital                         466,959                  --                  --          466,959
  Accumulated deficit                             (1,674,169)(c)         130,500 (a)         124,940         (449,550)
                                                                              -- (b)       1,230,179
                                              --------------      --------------      --------------   --------------

                                                    (871,000)            130,500           1,355,119          353,619
                                              --------------      --------------      --------------   --------------

Total Liabilities and Stockholders' Deficit   $    1,373,381      $      130,995      $    1,485,619   $    2,728,005
                                              ==============      ==============      ==============   ==============


See notes to unaudited pro forma consolidated financial information

                                      F-3
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
  CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
================================================================================
Nine Months Ended September 30, 1999
--------------------------------------------------------------------------------


                                                       Unaudited                                             Unaudited
                                                      Historical              Pro Forma Adjustments          Pro Forma
                                                     September 30,     --------------------------------    September 30,
                                                          1999             Debit              Credit           1999
                                                     -------------     ------------        ------------   --------------
Revenues:
  Video poker                                        $   4,128,171     $          -        $          -   $    4,128,171
  Truck stop and convenience store                       1,905,959                -                   -        1,905,959
  Cruise                                                   667,466 (d)      667,466                   -                -
                                                     -------------     ------------        ------------   --------------

                                                         6,701,596          667,466                   -        6,034,130
                                                     -------------     ------------        ------------   --------------

Costs And Expenses:
  Cost of revenue                                        4,189,265                - (d)         306,206        3,883,059
  General and administrative                             2,255,916                - (d)         398,250        1,857,666
  Depreciation and amortization                            319,259                - (d)          47,215          272,044
                                                     -------------     ------------        ------------   --------------

                                                         6,764,440                -             751,671        6,012,769
                                                     -------------     ------------        ------------   --------------

Operating Income (Loss)                                    (62,844)         667,466             751,671           21,361

Other Revenue (Expense):
  Other revenue (expense)                                   66,936 (d)      135,969                   -         (203,033)
                                                                   (e)      134,000                   -
  Interest expense                                        (167,749)               - (d)             213         (167,536)
  Income from equity investments                           107,363                -                   -          107,363
  Gain on sale of assets                                   597,857                - (e)         134,000          731,857
                                                     -------------     ------------        ------------   --------------

                                                           604,407          269,969             134,213          468,651
                                                     -------------     ------------        ------------   --------------

Income Before Taxes                                        541,563          937,435             885,884          490,012

Income Taxes                                              (216,471)               - (d)          11,034         (205,437)
                                                     -------------     ------------        ------------   --------------

Net Income (Loss)                                    $     325,092     $    937,435        $    896,918   $      284,575
                                                     =============     ============        ============   ==============

Basic Income Per Share                               $        0.01                                        $         0.01
                                                     =============                                        ==============

Basic Weighted Average Shares
  Outstanding                                           36,313,542                                            36,313,542
                                                     =============                                        ==============

Diluted Income Per Share                             $        0.01                                        $         0.01
                                                     =============                                        ==============

Diluted Weighted Average Shares
  Outstanding                                           36,313,542                                            36,313,542
                                                     =============                                        ==============


See notes to unaudited pro forma consolidated financial information

                                      F-4
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
  CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
================================================================================
Year Ended December 31, 1998
--------------------------------------------------------------------------------

                                                                                                            Unaudited
                                                  Historical           Pro Forma Adjustments                Pro Forma
                                                  December 31,     ----------------------------------      December 31,
                                                     1998               Debit              Credit              1998
                                                 -------------     --------------      --------------     -------------
Revenues:
  Video poker                                    $  15,704,231     $            -      $            -     $  15,704,231
  Truck stop and convenience store                   8,679,063                  -                   -         8,679,063
  Cruise                                               966,442 (f)        966,442                   -                 -
                                                 -------------     --------------      --------------     -------------

                                                    25,349,736            966,442                   -        24,383,294
                                                 -------------     --------------      --------------     -------------

Costs And Expenses:
  Cost of revenue                                   16,354,213                  -  (f)        417,610        15,936,603
  General and administrative                         7,789,585                  -  (f)        730,564         7,059,021
  Depreciation and amortization                        617,755                  -  (f)         63,134           554,621
                                                 -------------     --------------      --------------     -------------

                                                    24,761,553                  -           1,211,308        23,550,245
                                                 -------------     --------------      --------------     -------------

Operating Income (Loss)                                588,183            966,442           1,211,308           833,049

Other Revenue (Expense):
  Other revenue (expense)                             (494,767)(f)         65,820                   -          (560,587)
  Interest expense                                    (307,187)                 -  (f)            835          (306,352)
  Income from equity investments                             -                  -                   -                 -
  Gain on sale of assets                                     -                  -                   -                 -
                                                 -------------     --------------      --------------     -------------

                                                      (801,954)            65,820                 835          (866,939)
                                                 -------------     --------------      --------------     -------------

Income Before Taxes                                   (213,771)         1,032,262           1,212,143           (33,890)

Income Taxes                                           (39,979)                 -  (f)          7,100           (32,879)
                                                 -------------     --------------      --------------     -------------

Net Income (Loss)                                $    (253,750)    $    1,032,262      $    1,219,243     $     (66,769)
                                                 =============     ==============      ==============     =============

Basic and Diluted Loss Per Share                 $       (0.01)                                           $       (0.00)
                                                 =============                                            =============

Basic and Diluted Weighted Average
  Shares Outstanding                                31,980,331                                               31,980,331
                                                 =============                                            =============


See notes to unaudited pro forma consolidated financial information

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARY
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
FINANCIAL INFORMATION
================================================================================

The unaudited pro forma consolidated financial information should be read in conjunction with the Company's historical consolidated financial statements appearing in the Company's 1998 Annual Report accompanying this Information Statement and the unaudited financial statements at September 30, 1999 and for the nine months ended September 30, 1999 and 1998, which appear elsewhere in this Information Statement.

On October 15, 1999, the Company entered into an agreement to sell the cruise related assets of Galaxsea Cruises and Tours, Inc. ("Galaxsea") for $285,000. In addition, the Company agreed to sell I.T. Cruise, Inc. ("I.T.") for $1,048,324 and 666,667 shares of common stock with a fair value of $720,000. The sales transaction is effective October 1, 1999.

The unaudited pro forma adjustments are as follow:

   a.  Adjustment to record the sale of Galaxsea assets for $250,000.

   b. Adjustment to record the sale of I.T. for $949,324 cash, and 666,667 shares of common stock with a fair value of $720,000.

   c.  To accrue selling expenses.

   d. To eliminate the cruise related income and expenses as if the sale had taken place January 1, 1999.

   e. To record the $35,000 and $99,000 of cash deposits previously received by Galaxsea and I.T., respectively, as part of the gain on sale.

   f. To eliminate the cruise related income and expenses as if the sale had taken place January 1, 1998.

                   Unaudited Historical Financial Statements



In the opinion of North American Gaming and Entertainment Corporation and Subsidiaries (the Company), the following unaudited consolidated financial statements contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of the Company at September 30, 1999 and the results of their operations and changes in cash flows for the nine months ended September 30, 1999 and 1998 are not necessarily indicative of the results to be expected for the full year.

              NORTH AMERICAN GAMING AND ENTERTAINMENT CORPORATION
                               AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                        September 30, 1999 (Unaudited)


ASSETS
------

CURRENT ASSETS:
  Cash                                                               $  117,415
  Accounts receivable (net)                                             118,343
  Prepaid Expenses                                                       11,296
  Notes receivable - current                                             15,650
  Current deferred tax asset                                             30,000
                                                                     ----------
TOTAL CURRENT ASSETS                                                    292,704
                                                                     ----------
PROPERTY AND EQUIPMENT, net of accumulated depreciation                  43,919
                                                                     ----------
OTHER ASSETS:
  Deposits                                                               43,877
  Long-term deferred tax asset                                          266,500
  Trade name and contract rights, net of accumulated amortization        82,714
  Goodwill and merger costs                                             439,145
  Investments                                                           204,522
                                                                     ----------

                                                                      1,036,758
                                                                     ----------

TOTAL ASSETS                                                         $1,373,381
                                                                     ==========

LIABILITY AND STOCKHOLDERS' DEFICIT
-----------------------------------
CURRENT LIABILITIES:
  Accounts payable and accrued liabilities                           $  274,626
  Notes payable - current                                             1,212,432
  Preferred stock dividends payable                                     447,018
                                                                     ----------

TOTAL CURRENT LIABILITIES                                             1,934,076

NOTES PAYABLE-LONG-TERM                                                 310,305
                                                                     ----------

TOTAL LIABILITIES                                                     2,244,381

STOCKHOLDERS' DEFICIT:
  Class A preferred stock, $3.00 par value, 10% annual
     cumulative dividend 1,600,000 shares authorized, no
     shares issued and outstanding                                            -
  Preferred stock, $.01 par value, 10,000,000 shares
     authorized 8,000,000 shares designated series "B" no
     shares issued and authorized                                             -
  Common stock, $.01 par value, 100,000,000 shares authorized,
     33,620,920 and 41,788,552 shares issued and outstanding
     at September  30, 1999 and  December 31, 1998                      336,210
  Additional paid-in-capital                                            466,959
  Retained earnings (deficit)                                        (1,674,169)
                                                                     ----------

      TOTAL STOCKHOLDERS' DEFICIT                                      (871,000)
                                                                     ----------

TOTAL LIABILITIES & STOCKHOLDERS' DEFICIT                            $1,373,381
                                                                     ==========

    The accompanying notes are an integral part of the financial statements
================================================================================

     NORTH AMERICAN GAMING AND ENTERTAINMENT CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
       FOR THE NINE MONTHS ENDED September 30, 1999 and 1998 (Unaudited)


                                            1999          1998
                                        ------------  ------------
REVENUE:
Video Poker Revenue                     $ 4,128,171   $11,756,218
Truck Stop and Convenience Store          1,905,959     6,318,292
Cruise Revenue                              667,466       719,096
                                        -----------   -----------

                                          6,701,596    18,793,606
COST AND EXPENSES:
Cost of revenue                           4,189,265    12,042,249
General and administrative expenses       2,255,916     5,688,262
Depreciation and Amortization               319,259       463,107
                                        -----------   -----------

                                          6,764,440    18,193,618

OPERATING INCOME (LOSS)                     (62,844)      599,988
                                        -----------   -----------

OTHER REVENUE (EXPENSE)
Other revenue (expense)                      66,936      (266,047)
Interest expense                           (167,749)     (215,001)
Income from equity investments              107,363             -
Gain on sale of assets                      597,857             -
                                        -----------   -----------

INCOME BEFORE PROV. FOR INCOME TAXES        541,563       118,940

PROVISION FOR INCOME TAXES                 (216,471)      (84,600)
                                        -----------   -----------

NET INCOME                              $   325,092   $    34,340
                                        ===========   ===========

BASIC INCOME PER SHARE                  $         *   $         *
                                        ===========   ===========
BASIC WEIGHTED AVERAGE
 SHARES OUTSTANDING                      36,313,542    41,788,552
                                        ===========   ===========

DILUTED INCOME PER SHARE                $         *   $         *
                                        ===========   ===========
DILUTED WEIGHTED AVERAGE
 SHARES OUTSTANDING                     $36,313,542   $41,788,552
                                        ===========   ===========

*Less than $.01 per share

    The accompanying notes are an integral part of the financial statements

                                      F-9
================================================================================

              NORTH AMERICAN GAMING AND ENTERTAINMENT CORPORATION
                                AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
       FOR THE NINE MONTHS ENDED September 30, 1999 and 1998 (Unaudited)


                                                        1999         1998
                                                     ----------  ------------
CASH FLOW FROM OPERATING ACTIVITIES:
Net Income                                           $ 325,092     $  34,340
Adjustments to reconcile net income to net cash:
 Depreciation and amortization                         319,259       463,107
 Deferred tax expense                                  111,500             -
 Gain on disposal of assets                           (597,858)            -
 Income from equity investments                       (107,363)            -
 Changes in operating assets and liabilities:
 (Increase) decrease in:
   Accounts receivable                                 (34,525)       85,438
   Inventories                                         (12,177)        5,720
   Prepaid insurance/expenses                           25,544        28,750
   Deposits                                              1,320      (739,446)
 Increase (decrease) in:
   Accounts payable and accrued liabilities            (37,209)      229,513
                                                     ---------     ---------

 Net cash provided (used) by operating activities       (6,417)      107,422
                                                     ---------     ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchases of property, plant and equipment           (345,611)     (173,142)
 Proceeds from Kings sale of fixed assets              325,000             -
 Proceeds to borrowers                                       -        12,003
 Repayment by borrowers                                 32,016        (7,746)
 Purchase of intangibles                                     -             -
                                                     ---------     ---------

 Net cash provided (used) by investing activities       11,405      (168,885)

CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from notes payable                           125,887             -
 Payments on borrowings                               (294,569)      242,988
                                                     ---------     ---------

 Net cash provided (used) by financing activities     (168,682)      242,988
                                                     ---------     ---------

NET INCREASE (DECREASE) IN CASH                       (163,694)      181,525

CASH - beginning of period                             281,109       615,712
                                                     ---------     ---------

CASH - ending of period                              $ 117,415   * $ 797,237
                                                     =========     =========

*($770,008 of which is included in assets of Business that the majority interest was Transferred under contractual agreement)

    The accompanying notes are an integral part of the financial statements

                                     F-10
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
================================================================================

1.  INTERIM FINANCIAL STATEMENTS (UNAUDITED)

In the opinion of North American Gaming and Entertainment Corporation and Subsidiaries (the Company), the accompanying unaudited consolidated financial statements contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of the Company at September 30, 1999 and the results of their operations and changes in cash flows for the nine months ended September 30, 1999 and 1998. The results of operations for the nine months ended September 30, 1998 and 1998 are not necessarily indicative of the results to be expected for the full year.



2.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES

The accompanying unaudited consolidated financial statements include the accounts of North American Gaming and Entertainment Corporation, a Delaware corporation (NAGEC), its wholly owned subsidiaries, GalaxSea Cruises and Tours, Inc. ("Galexsea"), and I.T. Cruise, Inc. ("IT") (collective the Company) and River Port Truck Stop, Inc. (RPI), Ozdon Investments, Inc. (Ozdon) and consolidated minority interests in OM Operating, LLC (OM), and River Port Truck Stock, LLC (RPLLC) through March 31, 1999 (See Note 3).

The Company's operations for the three months ended March 31, 1999 consisted of the truck stop facilities and/or video poker casinos in five truck stops, and the video poker devices for a route of 4 bars and restaurants, all located in the state of Louisiana. From April 1, 1999 to September 30, 1999, the Company received income from its equity investment in OM which operated three video poker casinos and one bar operation. The Company also operates in the cruise travel business.


Use of Estimates:  The preparation of unaudited consolidated financial
-----------------
statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Property and Equipment:  Expenditures for property and equipment are recorded at
-----------------------
cost. Improvements which extend the economic life of such assets are capitalized. Expenditures for maintenance and repairs are charged to expense.

Depreciation is provided over the estimated useful lives of assets, which range from 5 to 31.5 years, using an accelerated method for financial accounting purposes.


Intangibles:  Intangibles, which consist of goodwill, trade names and contract
------------
rights are recorded at cost and are amortized over their estimated useful lives ranging from 5 to 9 years.

                                     F-11
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
================================================================================

2.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES (CONTINUED)

Long-Lived Assets:  Long-lived assets to be held and used in the Company's
------------------
business are reviewed for impairment, whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the fair value of the asset.


Concentration:  Video poker revenue represents approximately 63% of the
--------------
Company's operating revenue for the nine months ended September 30, 1998.
During the nine months ended September 30, 1999, video poker revenues represent approximately 65% of operating revenues of its minority owned casino operations. Failure to comply with Louisiana gaming regulations regarding Video Poker could result in license revocation (see Note 8).


Basic Earnings Per Share:  Basic earnings per share of common stock was computed
-------------------------
by dividing income applicable to common stockholders, by the weighted average number of common shares outstanding for the year. Any potential common shares are anti-dilutive.


Fair Value of Financial Instruments:  The carrying amounts of financial
------------------------------------
instruments including cash, receivables, prepaids, notes receivable, accounts payable and accrued expenses approximated fair value as of September 30, 1998 because of the relatively short maturity of these instruments.

The carrying amounts of notes payable and debt issued approximate fair value as of September 30, 1998 because interest rates on these instruments approximate market interest rates.


3.  MINORITY INTERESTS

OM Operating L.L.C. (OM):  In 1994 the Company contributed to OM (the Operator)
-------------------------
its assets and liabilities related to the operation of the video draw poker gaming devices. Donald I. Williams (Williams) an employee of the Company, contributed $100 to the Operator as his capital contribution. OM was formed to facilitate compliance with Louisiana law which requires the operator of video poker devices in truck stops to be at least majority owned by Louisiana residents.

Through April 15, 1998, the Company received a gross income allocation equal to 20% of OM's gross gaming income generated from the operation of the video poker gaming devices. Gross gaming income is defined as total money played in all devices, less all payouts on winnings to players and less all gaming and device taxes and fees payable to the State of Louisiana.

                                     F-12
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
================================================================================

3.  MINORITY INTERESTS (CONTINUED)

Application of the above provisions of the Operating Agreement of OM resulted in 100% of the net income being allocated to the Company and 0% being allocated to Williams for the period from January 1, 1998 to April 15, 1998 and the year ended December 31, 1997.

Effective April 15, 1998, the Company and Williams entered into Amendment Number One (the "Amendment") to the Operating Agreement of OM.

The Company contributed to OM its right to the 20% gross income allocation in exchange for 99% of the ownership interest in OM, and simultaneously assigned 50% of the ownership interests in OM to Williams in exchange for a $4,000,000 nonrecourse note (the "Note") payable by Williams to the Company. Immediately thereafter Williams owned 51% and the Company owned 49% of the ownership interests in OM, the Company no longer has the 20% gross income allocation and Williams owes the Company $4,000,000 pursuant to the Note. The Note is payable solely from cash flow distributions made by OM to Williams from five video poker casinos, truck stops, and route operations operated by the Company and OM (less an amount to allow Williams to pay his federal and state income taxes on OM's net taxable income), and is secured by his 51% ownership interest and all cash flow distributions made to him with respect to the five existing video poker casinos, truck stops and route operations. The principal balance of the Note is automatically reduced pro-rata (at percentages agreed upon based on 1997 net operating income of each of the five locations) if OM loses the right to operate any of the five locations.

Until the Note is paid in full, the Company has the right to remove and appoint a new manager of Operator with the concurrence of Williams, and must at the request of Williams remove and replace any such manager who fails to satisfactorily perform his dutires. Once the Note has been paid in full, the manager will be elected by the owners of at least 65% of the ownership interest in OM.

In conjunction with the restructuring of OM, the Company and OM entered into a five year Consulting and Administrative Agreement (see Note 10) pursuant to which the Company would receive a fee of $400,000 per year.

Additionally, Williams and OM entered into a five year Employment Agreement pursuant to which Williams would receive an annual salary of $250,000 (see Note
10).

The Company agreed to lease to OM the land and buildings constituting The Gold Rush Truck Stop for payments of $400,000 per year expiring April 15, 2008 (see
Note 10).

Under the Amendment, Williams and the Company were allocated 51% and 49%, respectively, of the profits and losses of OM after deducting Williams' salary, the consulting fee and rent on the Gold Rush Truck Stop. The allocated profits of Williams were payable to the Company as a reduction of accrued interest on the Note and then principal until such time as Williams allocation of profits was sufficient to pay-off the Note.

                                     F-13
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
================================================================================

3.  MINORITY INTERESTS (CONTINUED)

Application of the above provisions of the Amendment resulted in 100% of the net income being allocated to the Company and 0% to Williams for the period from April 15, 1998 to March 31, 1999. The principal balance outstanding on the Note at March 31, 1999 remained at $4,000,000.

The restructure under the Amendment included an assignment of ownership interests by the Company which did not qualify for sale treatment under applicable accounting rules until Williams' share of distributions of cash flow resulted in sufficient payments on the Note to make significant reductions thereof. Because of this, the assignment transaction and resulting $4,000,000 Note were not reflected in the consolidated financial statements. The Company continued to consolidate the operations of OM until significant payments were to be made on the Note.

In accordance with generally accepted accounting principles, 51% of the assets and liabilities of OM were segregated as "Assets/Liabilities of business transferred under contractual agreement" in the December 31, 1998 consolidated balance sheet.


River Port Truck Stop,LLC (RPLLC):  The Company and Williams agreed to form
----------------------------------
RPLLC to pursue development, construction, ownership and operation of a truck stop and video poker facility. RPLLC was owned 49.9% by the Company and 50.1% by Williams.

In May 1998, RPI assigned RPLLC its lease on a truck stop facility and, on July 21, 1998, the Company and Williams entered into an Operating Agreement to govern the operations of RPLLC. Until the Note was paid in full, the Company had the right to remove and appoint a new manager of RPLLC with the concurrence of Williams, and must at the request of Williams remove and replace any manager who fails to satisfactorily perform his duties. Once the Note had been paid in full, managers would be elected by the owners of at least 65% of the ownership interests in RPLLC.

In conjunction with the Operating Agreement of RPLLC, the Company and RPLLC entered into a five year Consulting and Administrative Agreement (see Note 10) pursuant to which the Company would receive a fee of $50,000 per year.

Additionally, Williams, RPLLC and Operator also entered into an Amendment to the Employment Agreement (see Note 10) pursuant to which Williams agreed to perform the same services for RPLLC as he was performing for the Operator under the Employment Agreement and pursuant to which OM and RPLLC agree to split his annual salary of $250,000 pro rata based on the number of truck stop video poker casinos operated by each entity.

                                     F-14
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
================================================================================

3.  MINORITY INTERESTS (CONTINUED)

Williams and the Company were allocated 50.1% and 49.9%, respectively of the profits and losses of RPLLC. Notwithstanding the above, each members' distributive share of income, gain, loss, deduction or credit should be allocated to the Company and Williams' first to member accounts in order to cause the accounts to approximate the 49.9% and 50.1% ownership percentages, respectively, and then in proportion to the members' respective ownership percentage.

Application of the above provisions of the RPLLC Operating Agreement resulted in 100% of the net losses being allocated to the Company and 0% to Williams for the period from July 21, 1998 to March 31, 1999.


Restructure of OM and RPLLC:  In order to respond to additional concerns of the
----------------------------
Louisiana gaming regulators (see Note 8) related to the Amendment to the Operating Agreement and the RPLLC Operating Agreement, the Company and Williams executed Amendment Number Two to the Operating Agreement and Amendment Number One to the RPLLC Operating Agreement in February 1999 ("the Amendments").

The Amendments were effective April 1, 1999 and cancelled the Note and the Company's contribution of the 20% gross income allocation. In addition, Williams agreed to cancel his subordinated debenture in the amount of $103,651 (including accrued interest), return an aggregate of 2,553,000 shares of common stock of the Company owned by Williams and entities related to Williams, to cancel $78,000 of accrued dividends on Class A Preferred Stock, contribute .1% interest in RPLLC to the Company, and pay the Company cash ranging from $150,000 to $300,000. The Amendments terminated the Company's 20% gross income allocation in OM and caused it to contribute operating assets and liabilities of two truck stops and three restaurants to OM as of March 31, 1999. Thereafter, all profit and loss of OM and RPLLC will be allocated to the members based on each members' ownership as detailed below.

Concurrent with the Amendments, the Company entered into an agreement with 10 former Class A Preferred Stockholders (former stockholders) whereby the Company agreed to transfer 50% of its interest in all gaming operations (including OM, RPLLC, and the Gold Rush Truck Stop) to the former stockholders. In consideration, the former stockholders agreed to cancel their subordinated debentures in the amount of $338,837 (including accrued interest), return an aggregate of 5,614,632 shares of common stock and cancel $255,072 of accrued dividends on Class A Preferred Stock.

As of April 1, 1999, ownership of OM, RPLLC and the Gold Rush Truck stop were as follows:

                                                Former
                                Company      Stockholders    Williams       Total
                            --------------  --------------  -----------  -----------
OM                                   24.5%           24.5%        51.0%       100.0%
RPLLC                                25.0%           25.0%        50.0%       100.0%
The Gold Rush Truck Stop             50.0%           50.0%           -        100.0%

                                     F-15
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998


3.  MINORITY INTERESTS (CONTINUED)

The Amendments constituted a transfer of ownership interest and control in all of the Company's gaming operations. The transfer became effective April 1, 1999. At that time, the Company recorded its investment in OM, RPLLC and the gold Rush Truck Stop under the equity method.

The following are condensed unaudited balance sheets for OM, RPLLC and the Gold Rush Truck Stop as of September 30, 1999 and the condensed unaudited statements of income for the nine months ended September 30, 1999.

                            CONDENSED BALANCE SHEETS
                                  (UNAUDITED)
                               September 30, 1999

                                                         Gold                  September
Assets                      OM              RPLLC        Rush        Total     30, 1999
                        ----------        ----------   --------   ----------   ----------
Cash                    $  638,000        $        -   $174,000   $  812,000   $  398,000
Accounts receivable        215,000            12,000     49,000      276,000      200,000
Restricted cash                  -                 -          -            -      200,000
Prepaid expenses            51,000             7,000      1,000       59,000       40,000
Inventories                 12,000                 -     74,000       86,000      138,000
Notes receivable                 -                 -          -            -       17,000

Property and               181,000         1,962,000    478,000    2,621,000    1,086,000
 equipment, net
Casino and truck stop
  under construction             -                 -          -            -    1,605,000
Intangibles and            171,000             7,000     28,000      206,000      375,000
 other, net             ----------        ----------   --------   ----------   ----------

Total Assets            $1,268,000        $1,988,000   $804,000   $4,060,000   $4,059,000
                        ==========        ==========   ========   ==========   ==========
LIABILITIES

Accounts payable and
  accrued liabilities   $  590,000        $  254,000    $157,000  $1,001,000   $  932,000
Notes payable               40,000         1,968,000     442,000   2,450,000    2,172,000
                        ----------        ----------    --------  ----------   ----------

Total Liabilities          630,000         2,222,000     599,000   3,451,000    3,104,000
                        ----------        ----------    --------  ----------   ----------

Capital                    638,000          (234,000)    205,000     609,000      955,000
                        ----------        ----------    --------  ----------   ----------

Total Liabilities       $1,268,000        $1,988,000    $804,000  $4,060,000   $4,059,000
 and Capital            ==========        ==========    ========  ==========   ==========

                                     F-16
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
================================================================================

3.  MINORITY INTERESTS (CONTINUED)

                        CONDENSED STATEMENTS OF INCOME
                                  (UNAUDITED)

                                         Nine Months Ended
                                         September 30, 1999
                                         ------------------

    Revenues                                    $15,013,000
    Costs of revenue                             (9,896,000)
    General and administrative                   (4,068,000)
                                                -----------

    Operating income                              1,049,000

    Interest expense, net                          (151,000)
    Other income (expense)                         (419,000)
                                                -----------

       Net income                               $   479,000
                                                ===========

4.  PROPERTY AND EQUIPMENT

Property and equipment include the following at September 30, 1999:

    Leasehold Improvements                      $  6,000
    Furniture and Equipment                      125,000
                                                --------

                                                 131,000

    Less Accumulated Depreciation                (87,000)
                                                --------

    Property and Equipment - Net                $ 44,000
                                                ========


5.  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities as of September 30, 1999 include the following:

    Trade accounts payable and other            $121,000
    Accrued payroll and payroll taxes             34,000
    Accrued interest payable                     120,000
                                                --------
                                                $275,000
                                                ========

                                     F-17
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
================================================================================

6.  INCOME TAXES

The Company uses the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the unaudited consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax consolidated basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company files a consolidated U. S. Federal tax return. OM and PRLLC are not subject to income taxes. Income or loss is required to be included in the income tax returns of the members.

The components of the provision for income taxes as shown on the accompanying unaudited consolidated statements of operations are as follows:

                              Nine Months Ended September 30,
                            -----------------------------------

                                  1999                   1998
                                --------                -------
    Current- Federal            $ 95,000                $     -
    Current-State                  9,000                      -
    Deferred                     112,000                 85,000
                                --------                -------

                                $216,000                $85,000
                                ========                =======

Components of the net deferred tax asset at September 30, 1999 are as follows:

    Deferred tax assets:
    Net operating loss carryforwards                $1,025,000
    Vacation accrual                                    21,000
    Other, net                                           9,000
                                                    ----------

    Total deferred tax assets                        1,055,000
    Less - valuation allowance                        (759,000)
                                                    ----------

    Net deferred tax assets                         $  296,000
                                                    ==========

At September 30, 1999, the Company had a net operating loss carryforward available for Federal income tax purposes of approximately $2,892,000. Because of tax rules relating to changes in corporate ownership, the utilization by the Company of these benefit carryforwards in reducing its tax liability is restricted to a cumulative annual utilization of approximately $330,000. The amounts of operating loss carryforwards expire in varying amounts through 2008. Due to the uncertainty of realization and the annual restriction discussed above, a deferred tax asset valuation allowance has been provided.

                                     F-18
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
================================================================================

6.  INCOME TAXES (CONTINUED)

The following is a reconciliation of the U. S. statutory tax rate to the Company's effective rate for the years ended September 30, 1998 and 1997:

                                  1998      1997
                                  ----      ----
    Statutory rate                34.0%     34.0%
    Goodwill amortization            -      50.7
    State income taxes             2.5         -
    Other                          3.5     (13.6)
                                  ----      ----

Company's effective rate          40.0%     71.1%
                                  ====      ====


7.  NOTES PAYABLE

                                                                     September
                                                                     30, 1999
                                                                    -----------

    Note payable to International Tours, Inc. ("International")
    a stockholder, interest at 9%, payable in monthly
    installments of $50,000. Loan collateralized by security
    interest in 100% of the stock of GalaxSea and IT Cruise         $   992,525

    Notes payable to certain stockholders, interest of 9%, payable in equal monthly installments until maturity on June 1, 2003.
    The notes are unsecured.                                            514,067


    Other                                                                16,350
                                                                    -----------
                                                                      1,522,942
    Less: Current Portion                                            (1,212,432)
                                                                    -----------
    Long-Term Portion                                               $   310,510
                                                                    ===========

The amounts due in subsequent years are as follows:


               September 30,             Total
               -------------           ----------

                   2000                $1,212,432
                   2001                   131,974
                   2002                   144,354
                   2003                    34,182
                                       ----------

                  Total                $1,522,942
                                       ==========

                                     F-19
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
================================================================================

7.  NOTES PAYABLE (CONTINUED)

Debt Restructuring:  As of September 30, 1999, the Company was in arrears in
-------------------
payments to International, a related party, on the promissory note issued to International by the Company as partial consideration for the I.T. Cruise acquisition. The note had an original principal balance of $1,400,000, requires monthly payments of principal and interest of $50,000, had an unpaid principal balance of $992,525 at September 30, 1999, and is secured by a pledge of the outstanding capital stock of I.T. Cruise and GalaxSea. The Company is current in payment of all other indebtedness and payables except as discussed below.

The cash flow currently being generated by the Company is presently not sufficient to allow it to make the required payments on the International note and to continue to remain current on its other indebtedness and payables. Consequently, International has agreed to allow the amounts accrued and owed to it to continue to remain outstanding (with interest accruing thereon) until the earlier of January 1, 2000 or the time that excess cash flow is available to pay such amount (or any portion thereof) and, further, has granted relief to the Company to allow it to pay the lesser of $50,000 per month or excess available cash flow, until January 1, 2000, at which time the $50,000 scheduled monthly payments will recommence. Until such time as the regular scheduled payments on the International note recommence and the International note is no longer in arrears, all payments will be suspended on the subordinated debentures issued by the Company which have aggregate remaining principal balances of $541,067 at September 30, 1999. These notes require aggregate payments of principal and interest of approximately $13,5000 per month, and are expressly made subordinate to the International note as well as other senior debt of the Company.



8.  CONCENTRATIONS, COMMITMENTS AND CONTINGENCIES

License Renewal Process:  The Louisiana gaming regulators (the "Regulators")
------------------------
have undertaken to review of all licensees operating video poker casinos. The Regulators have reviewed the ownership structure of the Company's video poker operations under the Amendment (see Note 3) and have expressed concerns whether such structure satisfies the Louisiana residency requirements necessary to operate video poker casinos. As a result, the Company was given until February, 1999 to restructure the ownership of OM and RPLLC. As a result, the Amendments were agreed to in February 1999 and given to the Regulators for review (also see
Note 3). The Company believes its structure is satisfactory, but there can be no assurance that the Regulators will concur. If the Company's ownership structure is not found to satisfy the residency requirements, the Company may have its license revoked. A revocation of the Company's license would have a material adverse effect on the Company's business operations and financial condition.

The Regulators require the truck stop owner to maintain an "Establishment License". The holder of the Establishment License is required to maintain control over the truck stop's fuel operations. If any truck stop owners have their Establishment License revoked, it would have a material adverse effect on the Company's business operations and financial condition.

                                     F-20
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
================================================================================

8.  CONCENTRATIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)

Louisiana Regulations:  According to the regulations established by the
----------------------
Regulators for video draw poker machines, the licensed facility's primary business annual gross revenue shall exceed the facility's video gaming annual gross revenue. For the periods ended September 30, 1999 and 1998, the Company was in violation of this regulation. This regulation was not being enforced in 1999 and 1998. Currently, gaming laws in effect do not contain a provision similar to this regulation, and the Regulators have informally indicated that it does not plan to enforce any of its regulations that are not based on express statutory provisions. Management presently anticipates that the Regulators will continue to choose not to enforce this regulation.

The franchise payment payable to the State of Louisiana by the Company through March 31, 1999 and OM from April 1, 1999 to September 30, 1999 equal 32.5% of net gaming device revenue.


Cash:  The Company maintains cash balances with financial institutions which
-----
periodically exceeds FDIC limits.

In the opinion of management, there are no other contingent claims or litigation against the Company which would materially affect its consolidated financial position.



9.  STOCKHOLDERS' DEFICIT

Preferred Stock
---------------

The Company has approved the authorization of 10,000,000 shares of preferred stock with attributes as determined by the Board of Directors.

The Company also has a class of 1,600,000 shares of Class A Preferred Stock.
The Class A Preferred Stock has a par value of $3.00, bears a 10% annual cumulative dividend, payable monthly and is convertible into common stock on a 1 to 1 basis.

The Class A Preferred Stock is redeemable at the option of the Company and carries a liquidation preference of $3.00 per share.

In connection with the 1996 acquisition of GalaxSea and IT Cruise, the Company redeemed 313,000 shares of Class A Preferred Stock, obtained an agreement to discontinue accruing dividends for two years and changed the conversion ratio into common stock to 6.4 to 1.

Additionally, in connection with the acquisitions, the Board of Directors created a new series of preferred stock, Preferred Stock Series "B". The maximum shares under the series is 8,000,000. The Preferred Stock Series B has a par value of $.01, accrues no dividends and converts on a 1 to 1 basis into common stock.

                                     F-21
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
================================================================================

9.  STOCKHOLDERS' DEFICIT (CONTINUED)

During 1998, the Company converted 1,287,000 shares of Class A Preferred Stock and 8,000,000 shares of Preferred Stock Series B into 8,240,000 and 8,000,000 shares of common stock, respectively.

In conjunction with the conversion of the preferred stock, the Company issued 5,452,854 shares of common stock to International under the terms of an anti-dilutive provision in the I.T. Cruise and GalaxSea purchase agreements. As the issuance of the stock maintains the value of the shares issued in the acquisition, the shares were recorded as a reduction of paid in capital at their par value.


Restrictions on Ownership
-------------------------

The Company's Certificate of Incorporation restricts ownership of the common and preferred stock of the Company in order to comply with applicable gaming statutes. Persons who are not suitable to be stockholders of the Company under such statutes may not own common or preferred stock of the Company. Further, any stockholder may be required, at such stockholder's expense, to make filings with applicable gaming authorities to determine suitability, and if found not suitable will be required to dispose of such stockholder's stock and will not be entitled to vote or receive distributions pending such disposal.


Stock Options
-------------

During 1996, the Company granted an officer and one of its directors options to purchase 500,000 shares each of common stock for $.30, share. The shares were fully vested as of the date of the grant and expire five years from the date of the grant. No options to purchase the Company's stock were issued during 1999 and 1998.

The following is a table of options granted:

                                                           Exercise
                                                          Price Per
                                        Options             Share
                                       ---------         -----------

Balance, December 31, 1998             1,000,000         $       .30
                                       =========         ===========

Balance, September 30, 1999            1,000,000         $       .30
                                       =========         ===========

The Corporation has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation." Accordingly, no compensation cost has been recognized for the stock options. There is no proforma effect in 1999 or 1998 as the Company granted no options during those years.

                                     F-22
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
================================================================================

10.  CONTRACTS

OM currently has three gaming and/or truck stop establishments as well as video poker route operations in Louisiana. Through March 31, 1999, the Company consolidated the operations of OM (See Note 3). Therefore, the Company, through its consolidated subsidiary OM, was the operator until March 31, 9999 when it sold a portion of its interest in OM. The gaming contracts assign various percentages of the gaming revenues of these establishments to various property owners, lessors or lenders. When the OM enters into a contract with an establishment, it acquires the right to place gaming devices in the establishment's truck stop facilities or bars. These agreements provide the establishments a percentage of the net gaming income. In addition, the OM has a revenue sharing agreement on a single location (Gold Rush) which operates similar to the other gaming contracts, but Ozdon owns the truck stop facility. Below is a listing of the gaming contracts OM has at September 30, 1999, and a definition of terms used.


Net Gaming Income:  Video poker revenue less state franchise fees and device
------------------
fees.


Route Operators:  Individuals who count, report, and deposit the gaming income.
----------------


Route Operations:  The Company has a gaming contract with a bar.  This contract
-----------------
provides the establishment's owners with 50% of the net gaming income.


King's Lucky Lady:  In April 1992, the Company signed an agreement for the lease
------------------
of the King's Truck Stop in Port Barre, Louisiana. This lease was for a term of five years beginning on May 1, 1992, with monthly rental payments of 20% of the net revenue from the video poker machines. The Company had an option to renew the lease for three additional five-year terms, subject to the parties negotiating a percentage rental for the renewal period acceptable to both parties.

As of April 1, 1999, the Company and OM will no longer operate King's Lucky Lady Truck Stop and the video poker casino as a result of settlement of litigation involving this truck stop. Under the terms of the settlement, the Company and OM received $325,000 as proceeds for the sale of all video poker related equipment and inventory of the escrow fund and were entitled to 20% of the net profits of King's Lucky Lady for the month of March 1999.


The Lucky Longhorn Club:  During 1993, the Company purchased the right to
------------------------
operate the gaming devices of this establishment. The Company is bound by the terms of an agreement signed by the previous owner on June 2, 1992, which is for a period of ten years and provides for the establishment's owners to receive 50% of the net gaming income. In connection with the 1998 settlement of a previous dispute, the Company is required to pay the property owners $3,000 per month through October 1999.

                                     F-23
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
================================================================================

10.  CONTRACTS (CONTINUED)

Pelican Palace:  The Company lent approximately $1,450,000 to Curray Corporation
---------------
during 1994 for the construction of a truck stop in Vinton, Louisiana. Curray Corporation started construction in 1993 and in 1994, when the construction was completed, the Company began operating 50 video poker machines under a five year operating agreement. Under the operating agreement with Curray, 70% of the net profit from the premise's operations were dedicated to repayment of the loan from the Company with the remainder split 50% to each party. After the note was paid in full, the revenues were split 50% to each party. The operating agreement allows for three, five year renewal options.

In addition, the Company has agreed to pay 2% of its share of net profits to an unrelated third party for a finders fee.


Gold Rush Truck Stop:  Ozdon owns this truck stop facility which is currently
---------------------
operated by OM.

OM is required, to pay a former lender ten percent (10%) of net gaming income as long as OM continues to operate the gaming establishment in St. Landry Parish, Louisiana. In addition, in the event that Ozdon is sold to an unrelated party, the agreement provides for the former lender to receive ten percent (10%) of the proceeds from the sale in excess of $265,000.


Diamond Jubilee:  The Company issued 450,000 shares of the Company's common
----------------
stock to New Orleans Video Poker, Inc. (NOVP) on July 1, 1996 in exchange for the right to operate the gaming devices of this establishment. The common stock issued in conjunction with the acquisition was recorded as revenue interest rights at $81,450, the historical basis of net assets acquired. The Company and NOVP were related parties at the time of the acquisition. The Company subleases the facility from NOVP. The sublease agreement requires that the Company pay NOVP an amount equal to 50% of the net operating cash flow from the truck stop and casino after deductions for (i) all cash costs and expenses paid by the Company and (ii) interest and principal on any indebtedness of the Company on any furniture, fixtures, and equipment placed in the video poker casino, bar, or parking lot.

In August, 1998, the Company and NOVP purchased the rights to operate the truck stop fuel operations and restaurant. In August 1999, the company and OM no longer operated the Diamond Jubilee.


RPLLC:  In January 1997, RPI entered into an agreement to lease a truck stop
------
facility for a period of 50 years. The terms of the lease call for monthly base rent of $7,000 plus Additional Rent of ten percent (10%) of Net Revenue as defined in the lease agreement. Lessor further agreed that for the first 24 months after the commencement of video poker operations the Additional Rent would be five percent (5%) and that commencing with the twenty-fifth (25th) month of video poker operations that the Additional Rent would be ten percent (10%) of Net Revenue. RPI assigned the lease to RPLLC in 1998. Construction of the River Port Truck Stop convenience store was completed in January 1999.

                                     F-24
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
================================================================================

10.  CONTRACTS (CONTINUED)

During 1999, RPLLC entered into a fifteen year operating agreement with a third party to operate the convenience store, restaurant and truck stop. The operating fees due RPLLC for the truck stop are based on gallons of gasoline sold and an escalating base rent for the convenience store. The operator is also responsible for its share of common area costs.

Final design and permitting for the casino were completed during May 1999 and construction commenced in June 1999, with completion targeted for the end of the fourth quarter of 1999.

Rent expense under the gaming leases was as follows:

                       January 1, 1999       April 1, 1999 to
                       to March 31, 1999    September 30, 1999*   September 30, 1999
                       -----------------    -------------------   ------------------

  Kings Lucky Lady              $ 91,000             $        -           $  257,000
  The Longhorn Club              335,000                566,000              953,000
  Pelican Palace                 242,000                413,000              553,000
  Gold Rush Truck Stop            53,000                309,000              157,000
  Diamond Jubilee                199,000                333,000              689,000
  RPLLC                           21,000                 42,000               63,000
                                --------             ----------           ----------
                                $941,000             $1,663,000           $2,672,000
                                ========             ==========           ==========

* Represents period after the Company sold a portion of their interest in OM, the operator.

Consulting Agreements:  In April 1998, the Company entered into a four year
----------------------
consulting agreement with OM. The agreement required OM to pay the Company an annual consulting fee of $400,000.

In July 1998, the Company entered into a consulting agreement with RPLLC. The agreement required RPLLC to pay the Company an annual consulting fee of $50,000.

In conjunction with the restructuring of OM and RPLLC, the agreements were terminated effective April 1, 1999 (see Note 3).


Employment Agreement:  In April 1998, OM entered into a four year employment
---------------------
agreement with Williams. The agreement required OM to pay Williams $250,000 per year for services provided.

In July 1998, the agreement was amended to require RPLLC to pay a proportionate share of the salary to Williams.

In conjunction with the restructuring of OM and RPLLC, the annual salary was reduced effective April 1, 1999 to $100,000 per year (See Note 3).

                                     F-25
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
================================================================================

10.  CONTRACTS (CONTINUED)

Gold Rush Truck Stop Lease:  In April 1998, the Company entered into a ten year,
---------------------------
triple net lease with OM to lease the truck stop and casino assets to OM. The lease called for annual base rent of $400,000.

In conjunction with the restructuring of OM and RPLLC, the lease was terminated effective April 1, 1999 and the Company entered into a new six month lease with OM. The new lease requires OM to pay the Company $33,333 per month through September 1999 (See Note 3).


11.  EMPLOYEE BENEFIT PLAN

The Company adopted a 401(k) plan effective, January 1, 1998. Participation is voluntary and employees are eligible to participate upon attaining age 21 and completing one year of employment with the Company. The Company provides no matching contribution but may make a discretionary contribution which vests over six years. The Company made no discretionary contributions for the nine months ended September 31, 1999 and 1998.


12.  SUBSEQUENT SALE OF CRUISE DIVISION

On October 15, 1999, the Company entered into an agreement to sell all of its cruise related assets. The purchase price is $1,333,334 in cash and 666,667 shares of common stock of the purchaser. The sale has been approved by written consent of a majority of the outstanding shares of the Company's common stock. The cash portion of the purchase price has been paid to the Company, but the shares of purchaser's common stock shares, $66,667 in cash and the assets being sold by the Company have been placed in escrow pending the dissemination of an Information Statement to the remaining stockholders of the Company. After dissemination of the Information Statement, the sale will be consummated with an effective date of October 1, 1999.

                                     F-26
================================================================================

                                                                      Appendix A


                                WRITTEN CONSENT
                      OF THE HOLDERS OF A MAJORITY OF THE
                     OUTSTANDING SHARES OF COMMON STOCK OF
                           NORTH AMERICAN GAMING AND
                           ENTERTAINMENT CORPORATION


     The undersigned, constituting holders of at least a majority of the outstanding shares of common stock of North American Gaming and Entertainment Corporation (the "Company"), hereby take the following corporate actions by written consent:

          RESOLVED, that the Company is authorized and directed to enter into a "Purchase of Assets" agreement (the "Agreement") with Travelbyus-IT Incorporated, Travelbyus-GalaxSea Incorporated and Travelbyus.com Ltd. (collectively the "Purchaser"), and International Tours, Inc., GalaxSea Cruises and Tours, Inc. and IT Cruise, Inc., pursuant to which International Tours, Inc. and GalaxSea Cruises and Tours, Inc. sell all or substantially all of their assets, and the Company sells the outstanding stock of IT Cruise, Inc., to the Purchaser in consideration of an aggregate of U.S. $2,000,000 in cash and 1,000,000 shares of common stock of Travelbyus.com Ltd. upon the terms and conditions set forth in the Agreement received by the Company on October 1, 1999 as such Agreement may be modified and further negotiated by the parties thereto; and the officers of the Company are authorized and directed to further negotiate and modify such Agreement upon the terms and conditions as they, in their sole discretion, deem advisable, along with the other agreements and instruments contemplated thereby, and to execute and deliver such other agreements and instruments and the Agreement as so further modified and negotiated; and the signature of the officers thereon shall be conclusive evidence of the authorization and approval thereof by the Company.

          RESOLVED FURTHER, that the consummation of the transactions involving the Company under the Agreement shall become effective without further action on the earlier of (i) March 31, 2000 or (ii) twenty days after the mailing by the Company of an Information Statement to the shareholders of the Company in accordance with the rules and regulations of the Securities and Exchange Commission.

          RESOLVED FURTHER, that the officers of the Company are authorized and directed to take such further actions and to negotiate and execute any such further documents and instruments as they, in their sole discretion, deem necessary or advisable to place the foregoing resolutions into effect and to otherwise consummate the transactions contemplated by the Agreement and any documents or instruments contemplated thereby.

     Executed effective as of the moment that a majority of the outstanding shares of common stock have executed this Written Consent as evidenced by the date of the signatures below. This Written Consent may be executed in one or more counterparts, and all of such counterparts shall constitute one and the same instrument. Facsimile signatures shall be considered original signatures.

                              INTERNATIONAL TOURS, INC.



                              By:   /s/ Ron Blaylock
                                    ----------------------------------------
                                    Ron Blaylock, President
                                    Number of Common Shares Owned: 17,390,294
                                    Date: October 11, 1999

                              IT FINANCIAL CORP.



                              By:   /s/ Ron Blaylock
                                    ----------------------------------------
                                            Ron Blaylock, President
                                    Number of Shares Owned: 232,326
                                    Date: October 11, 1999


                                 /s/ Ted C. Parker, Jr.
                              ----------------------------------------
                                    Ted C. Parker, Jr., Individually
                                    Number of Shares Owned: 1,243,334
                                    Date: October 12, 1999


                                 /s/ Keith Weber
                              ----------------------------------------
                                    Keith Weber, Individually
                                    Number of Shares Owned: 93,729
                                    Date: October 12, 1999

                                 /s/ Lamar E. Ozley, Jr.
                              ----------------------------------------
                                    Lamar E. Ozley, Jr., Individually
                                    Number of Shares Owned: 1,942,329
                                    Date: October 12, 1999

                                NORTH AMERICAN
                            GAMING & ENTERTAINMENT
                                  CORPORATION



                              1998 Annual Report

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 10-KSB
(Mark One)

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                  For the fiscal year ended December 31, 1998
                                      OR
[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
            For the transition period ____________ to _____________

                         Commission file number 0-5474

                             NORTH AMERICAN GAMING
                         AND ENTERTAINMENT CORPORATION
                (Name of small business issuer in its charter)

         Delaware                                             75-2571032
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                            Identification No.)

           13150 Coit Road, Suite 125, Dallas, Texas       75240
           (Address of principal executive offices)      (Zip Code)

        Issuer's telephone number, including area code:  (972) 671-1133

Securities registered pursuant to Section 12(b) of the Act:  None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $.01 per share

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the issuer was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.
YES   X   NO
    -----    -----

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained herein, and none will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [X]

The issuer's revenues for its most recent fiscal year were: $25,349,736.

The aggregate market value of the voting common and non-voting stock held by non-affiliates of the issuer, based on the average bid and asked price of such stock, was $1,769,129 as of February 23, 1999.

At March 1, 1999, the registrant had outstanding 41,788,552 shares of par value $.01 common stock.

                      DOCUMENTS INCORPORATED BY REFERENCE

None.

Transitional Small Business Disclosure Format (check one):

               Yes            No   X
                   -----         -----

                               TABLE OF CONTENTS


ITEM 1.  DESCRIPTION OF BUSINESS.............................................  1
   General...................................................................  1
   Forward Looking Statements................................................  1
   Restructure of OM Operating, L.L.C........................................  1
   Restructure of River Port Truck Stop, LLC.................................  3
   Merger with OM Investors, Inc.............................................  4
   Acquisition of Ozdon Investments, Inc.....................................  4
   Acquisition of GalaxSea and I.T. Cruise...................................  5
   Development of River Port Truck Stop......................................  5
   Gaming Industry Restrictions on Stock Ownership...........................  6
   Operation of Truck Stop Facilities........................................  6
        The Gold Rush - Opelousas, Louisiana.................................  6
        King's Lucky Lady - Port Barre, Louisiana............................  7
        Pelican Palace - Toomey, Louisiana...................................  7
        Port Allen, Louisiana................................................  8
   Assignment to OM Operating, L.L.C.........................................  8
   License Renewal Process...................................................  8
   Operation of Video Poker Casinos..........................................  9
        The Gold Rush - Opelousas, Louisiana.................................  9
        King's Lucky Lady - Port Barre, Louisiana............................  9
        Pelican Palace - Toomey, Louisiana...................................  9
        Lucky Longhorn - Vinton, Louisiana................................... 10
        The Diamond Jubilee - New Orleans, Louisiana......................... 10
        Port Allen, Louisiana................................................ 11
   Video Poker Tavern Route.................................................. 11
   Cruise Franchise and Travel Operations.................................... 11
   Marketing and Competition................................................. 12
        Marketing............................................................ 12
             Gaming Operations............................................... 12
             Cruise and Travel Operations.................................... 12
        Competition.......................................................... 12
             Gaming Operations............................................... 12
             Cruise and Travel Operations.................................... 13
   Employees................................................................. 13
   Environmental Matters..................................................... 13
   Regulation and Licensing - Gaming Operations.............................. 13
        Louisiana............................................................ 13
             Device Owner's License.......................................... 13
             Establishment License........................................... 15
             Recent Changes in Louisiana Act................................. 15
        Other States......................................................... 16
        Federal Regulation................................................... 17
   Regulation - Cruise and Travel Operations................................. 17
   Restrictions on Stockholders; Mandatory Disposition if Found Unsuitable... 17
   Insurance................................................................. 17
ITEM 2.  DESCRIPTION OF PROPERTY............................................. 17
ITEM 3.  LEGAL PROCEEDINGS................................................... 18
ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS................. 18

                                    PART II
ITEM 5.  MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS............ 19
ITEM 6.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION........... 20
ITEM 7.  FINANCIAL STATEMENTS................................................ 27

ITEM 8.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
         ACCOUNTING AND FINANCIAL DISCLOSURE................................. 27

                                   PART III
ITEM 9.  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL................ 27
         PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT.......... 29
ITEM 10. EXECUTIVE COMPENSATION.............................................. 29
ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...... 30
ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...................... 32
ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K.................................... 39

              NORTH AMERICAN GAMING AND ENTERTAINMENT CORPORATION

                                    PART I



ITEM 1.  DESCRIPTION OF BUSINESS
--------------------------------

General

     North American Gaming and Entertainment Corporation (the "Company") was incorporated under the laws of the State of Delaware in 1969. The Company changed its name from Western Natural Gas Company to North American Gaming and Entertainment Corporation on October 17, 1994 in connection with its merger (the
"Merger") with OM Investors, Inc. ("OM").   Following the Merger, the Company
has concentrated its business in the gaming industry and will continue to pursue additional opportunities and developments in this industry, as well as in other industries, such as the travel industry. See "Acquisition of GalaxSea and I.T. Cruise", below. References hereinafter to the Company shall include OM and the Company's other subsidiaries (including OM Operating, L.L.C. and River Port Truck Stop, LLC), on a consolidated basis, unless the context clearly indicates otherwise.

Forward Looking Statements

     This Form 10-KSB includes certain statements that are not historical facts and are deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. See Item 6 -"Management's Discussion and Analysis or Plan of Operations -- Forward Looking Statements" for a further discussion of these "forward-looking statements".

Restructure of OM Operating, L.L.C.

     Effective April 15, 1998, the Company and Donald I. Williams ("Williams") entered into Amendment No. One (the "Amendment") to the Operating Agreement (the "Operating Agreement") of OM Operating, L.L.C. ("Operator") to effect a restructuring of Operator which the Company believed effectively addressed certain preliminary questions and concerns raised by the Louisiana Gaming Control Board ("Gaming Control Board") and the Video Gaming Division of the Gaming Enforcement Section of the Office of State Police within the Department of Public Safety and Corrections (the "Division") in their review of Operator's application for renewal of its license to operate video poker casinos. See "Assignment to OM Operating, L.L.C." and "License Renewal Process", below. The Company elected to voluntarily effect the restructure of Operator even though the Gaming Control Board had not made a final determination whether Operator's existing structure satisfied the Louisiana residency requirements of the Louisiana Video Draw Poker Devices Control Law and the Rules and Regulations promulgated thereunder (the "Louisiana Act"). However, after the Company presented the Amendment and related documents to the Division, the Company had a meeting on November 13, 1998 with the Division, wherein the Division expressed serious concerns and doubts that the Amendment would satisfy the Louisiana Act and indicated the Division would recommend that Operator's license to operate video poker casinos in Louisiana not be renewed, unless various changes were implemented to comply with the Louisiana Act. Among the concerns expressed by the Division were the 20% gross income allocation to the Company under the Operating Agreement and its contribution, pursuant to the Amendment, by the Company to Operator for additional interests in Operator which were then assigned to Williams in exchange for a $4 million nonrecourse note (the "Note"), in addition to certain other aspects of Amendment No. One and the related documents. Rather than risk loss of the Operator's license, the Company has entered into further amendments to the Operating Agreement and various documents put into place in conjunction with the Amendment, and has agreed to transfer 50% of its remaining Louisiana gaming interests (including 50% of its interest in Operator, River Port Truck Stop, LLC and the Gold Rush Truck Stop) to certain former holders of Class A Preferred Stock of the Company and certain related persons and entities in exchange for mutual releases and settlements, dismissal of pending litigation and cancellation of debentures, accrued dividends and Common Stock of the Company ("Common Stock"). The Company believes the further restructuring of Operator effectively addresses the concerns raised by the Division. The Company has submitted to the Division and Gaming Control Board the documents effecting the further restructure of Operator for their review in connection with Operator's license renewal request. There can be no assurance that the Gaming Control Board will agree with the Company's conclusion that Operator, as further restructured, complies with the residency requirements of the Louisiana Act, but the Company believes the Gaming Control Board will agree with such restructure and with the Company's conclusion.

     As part of the further restructure of Operator, the Company entered into a Release and Settlement Agreement (the "Settlement Agreement") with, among others, Williams and ten former holders of Class A Preferred Stock of the Company (the "North Louisiana Group") on February 2, 1999, but to become automatically effective as of March 31, 1999. At February 2, 1999, the North Louisiana Group owned 5,614,632 shares of Common Stock (representing approximately 13.4% of the issued and outstanding shares of Common Stock) and were owed $306,959.61 in original principal amount of subordinated debentures, and were owed accrued dividends of $254,982 accrued on the Class A Preferred Stock prior to its conversion to Common Stock. As part of the Settlement Agreement and pursuant to related documents executed in connection therewith, the North Louisiana Group agreed, among other things, to (i) dismiss with prejudice its pending lawsuit against the Company for the payment of accrued dividends and agreed to cancel all accrued dividends payable to the North Louisiana Group; (ii) mark their subordinated debentures "canceled" and return them to the Company and cancel all principal and accrued interest thereunder;
(iii) return to the Company for cancellation 5,614,632 shares of Common Stock owned by the North Louisiana Group; (iv) be responsible on a 50/50 basis with the Company for any funds expended in settlement with any other former holders of Class A Preferred Stock which the Company may desire to pursue; (v) assume 50% of the debt owed by the Company, to Regions Bank, Springhill Branch, formerly known as Springhill Bank & Trust Company, relating to the Company's Gold Rush Truck Stop; and (vi) release all claims, known or unknown, which the North Louisiana Group might have against, among others, the Company, International Tours, Inc. ("International") and the officers and directors of the Company as of the date of the Settlement Agreement. In return, the Company
(a) released all claims it might have, known or unknown, against, among others, the North Louisiana Group as of the date of the Settlement Agreement; (b) agreed to assign to one or more members of the North Louisiana Group a 24.5% interest in Operator and a 25% interest in River Port Truck Stop, LLC ("River Port LLC"); and (c) agreed to assign to one or more members of the North Louisiana Group 50% of the Company's ownership of the Gold Rush Truck Stop.

     Under the Settlement Agreement, Williams agreed to release all claims he might have, known or unknown, against, among others, the Company, International, the officers and directors of the Company and the North Louisiana Group as of the date of the Settlement Agreement, and the Company agreed to release all claims the Company might have, known or unknown, against, among others, Williams as of the date of the Settlement Agreement. Williams also agreed, among other things, to (i) mark his subordinated debenture in the original principal amount of $93,900 "canceled" and return it to the Company and cancel all principal and accrued interest thereunder; (ii) return to the Company for cancellation 824,000 shares of Common Stock owned by Williams, 1,279,000 shares of Common Stock owned by P. & J. Williams, L.L.C. (an affiliated entity) and 450,000 shares of Common Stock owned by New Orleans Video Poker Company, Inc. (an affiliated entity), an aggregate of 2,553,000 shares (representing approximately 6.1% of the issued and outstanding shares of Common Stock); (iii) cancel the $78,000 of accrued dividends payable to Williams accrued on the Class A Preferred Stock prior to its conversion to Common Stock; and (iv) pay to the Company certain amounts which could aggregate between $150,000 and $300,000 over six years in conjunction with the possible additional settlements by the Company with other former holders of Class A Preferred Stock which the Company may desire to pursue. The Company and Williams also entered into amendments to several other existing agreements in connection with the Settlement Agreement as described in the following paragraphs.

     The Company and Williams entered into a Second Amendment (the "Second Amendment") to Operator's Operating Agreement, effective March 31, 1999. The Second Amendment operates to amend the Operating Agreement, as amended by the Amendment, to delete all references to the Note and to the contribution of the 20% special gross income allocation so that neither provision shall ever have been deemed to have existed and neither provision shall have ever been of any force or effect. As a result, the Note is deemed to never have existed and the 20% special gross income allocation was not deemed to have been contributed by the Company for additional ownership interests in Operator. Under the Second Amendment, the Operating Agreement was amended to terminate, and to delete all references to, the 20% gross income allocation after March 31, 1999 and no further allocation or distributions will be made to the Company pursuant to such 20% special gross income allocation. Thereafter, distributions will be made in accordance with capital accounts and the Sharing Ratios of the Members, which will be 51% to Williams, 24.5% to the Company and 24.5% to one or more members of the North Louisiana Group; provided, however, Williams is entitled under the Second Amendment to distribution of the initial $4,166 to be distributed per month up to a maximum of $50,000 per year, which distributions are to be credited against any other distributions to Williams during such year. Pursuant to the Second Amendment, Operator will no longer be managed by a manager and, instead, will be managed by the members, who shall take actions by the vote of members owning at least 65% of the Sharing Ratios, except for certain enumerated major decisions which require unanimous vote. Related agreements were also entered into effective as of March 31, 1999 canceling the Note and the Company's security interest in the ownership interests of Williams securing the Note.

     The Company and Operator also entered into a Termination of Consulting and Administrative Agreement (the "Termination") effective March 31, 1999. The Termination has the effect of terminating the Consulting and Administrative Agreement entered into between the Company and Operator on April 15, 1998 (the "Consulting Agreement") pursuant to which the Company agreed to provide consulting and administrative services relating to the daily management of each of Operator's video poker casinos, and pursuant to which the Company received a fee of $400,000 per year for rendering such services, reduced by $50,000 for each existing video poker casino Operator loses the right to operate, and increased by $50,000 for each new video poker casino operated by Operator during the term of the Consulting Agreement.

     Williams and Operator also entered into a Second Amendment to Employment Agreement (the "Employment Amendment") effective March 31, 1999 which amends the Employment Agreement dated April 15, 1998 pursuant to which Williams received an annual salary of $250,000, was eligible to participate in any employee benefit plans of Operator, was furnished the use of a company automobile and was reimbursed for expenses incurred on behalf of Operator during the course of his employment. Under the Employment Amendment, Williams will receive an annual salary of $100,000 and will continue to be eligible to participate in any employee benefit plans of Operator, but will no longer be furnished the use of a company automobile or be reimbursed for expenses. Under the Employment Agreement, as amended by the Employment Amendment, the Employment Agreement terminates on March 31, 2004.

     As part of the Settlement Agreement, the Company and Operator have modified the terms of the lease of the Gold Rush Truck Stop by the Company to Operator. The Company and Operator have entered into a Lease Agreement (the "Lease") effective March 31, 1999 for an initial term of six months and thereafter to be a month-to-month lease until terminated by either party, with or without cause, on 60 days' prior written notice. The Company will be responsible for major repairs and Operator will be responsible for nonmajor repairs and maintenance, and Operator will pay a rental of $33,333.33 per month for the term of the Lease. The Company and Williams also mutually agreed to terminate the right of first refusal previously granted to Williams to purchase the land and buildings constituting the Gold Rush Truck Stop, or any portion thereof, if the Company proposed to sell them to a third party. In conjunction with the Lease, the Company has agreed to be solely responsible for the indebtedness to Regions Bank, Springhill Branch, formerly known as Springhill Bank & Trust Company, which is secured by a mortgage on the Gold Rush Truck Stop. As of December 31, 1998, the outstanding principal balance of such indebtedness was approximately $613,000.

     Pursuant to the Second Amendment, the parties agreed to delete the requirement that all video poker gaming opportunities within Louisiana that either party desires to pursue must first be presented to Operator for its review and determination whether it desires to pursue such opportunity. Effective March 31, 1999, all parties will be free to pursue any video poker gaming opportunities they may desire without first offering the opportunity to Operator or any other member. Likewise, Williams is no longer entitled to receive a finder's fee of $50,000 for each opportunity brought by him to Operator which is consummated by Operator.

     As part of the Settlement Agreement, Williams and the Company also agreed that to the extent any of the truck stop, convenience store, restaurant or gaming interests that are part of King's Luck Lady, Pelican Palace, Lucky Longhorn, The Diamond Jubilee or the Video Poker Tavern Route are held or operated in the name of the Company, effective March 31, 1999 they shall be deemed to be in the name of and operated by Operator.

Restructure of River Port Truck Stop, LLC

     Pursuant to the Settlement Agreement, the Operating Agreement of River Port LLC (the "River Port Operating Agreement") was also amended to provide that it shall be managed by the members in the same manner as described above for Operator under its amended Operating Agreement, and to provide that Williams will own 50% of the membership interests and Sharing Ratios, and the Company will own 25% and one or more members of the North Louisiana Group will own the remaining 25%. Other conforming changes were made to make the River Port

Operating Agreement consistent with the Operating Agreement of Operator, as amended by the Second Amendment. The amendments to the River Port Operating Agreement also became effective March 31, 1999.


Merger with OM Investors, Inc.

     Effective October 17, 1994, the Company acquired by triangular merger all of the assets and liabilities of OM in exchange for 10,000,000 shares of the Company's common stock ("Common Stock") and 1,600,000 shares of the Company's Class A preferred stock (each share of which was initially convertible into one share of Common Stock) ("Class A Preferred Stock"). Such shares of Common Stock and Class A Preferred Stock were issued pursuant to a registration statement on Form S-4, Commission file no. 33-79384 (the "Form S-4 Registration Statement"), filed with the Securities and Exchange Commission ("Commission") that became effective July 28, 1994. The Merger was approved by the stockholders of both the Company and OM at special meetings held August 23, 1994. The Class A Preferred Stock had a par value of $3.00 per share and bore a 10% annual cumulative dividend on par value; had a liquidation preference over Common Stock equal to its par value plus any accumulated and unpaid dividends; was redeemable by the Company at a redemption price equal to its par value plus any accumulated and unpaid dividends; was convertible into Common Stock on a share-for-share basis (subject to certain anti-dilution adjustments); and was entitled to vote together with Common Stock as a single class, and not as a separate class (except where expressly mandated and required by law, or in connection with an amendment to the Company's Certificate of Incorporation to alter the rights of Class A Preferred Stock), on all matters to be presented to the holders of Common Stock, with the holders of Common Stock and the holders of Class A
Preferred Stock being entitled to one vote for each such share held.   In
connection with the acquisition of GalaxSea Cruises and Tours, Inc. and I.T. Cruise, Inc., various adjustments were made to the Class A Preferred Stock and 313,000 shares were redeemed for a $939,000 subordinated debenture of the Company. See "Acquisition of GalaxSea and I.T. Cruise", below.

     Prior to consummation of the Merger, OM operated the truck stop facilities and video poker casinos in two truck stops in Louisiana, the video poker casinos in three other truck stops in Louisiana and the video poker devices for a route of 18 bars and restaurants ("taverns") in Louisiana. Upon consummation of the Merger, OM contributed and assigned all of its rights, duties and obligations to operate the five existing truck stop video poker casinos and the tavern route to Operator, a Louisiana limited liability company owned 49% by OM and 51% by Donald I. Williams, a former director and Vice President of OM. OM also contributed its interest in 259 video poker machines to Operator, subject to approximately $861,098 of debt (as of the effective date of the Merger) which Operator agreed to pay. Effective December 15, 1995, the Company caused OM to be merged into the Company and OM ceased to exist as a separate legal entity. The Company is now the owner of the interest in Operator.

Acquisition of Ozdon Investments, Inc.

     On December 15, 1995 ("Closing"), but to be effective November 1, 1995, the Company acquired 100% of the issued and outstanding capital stock of Ozdon Investments, Inc. ("Ozdon") in exchange for 600,000 shares of the Company's Common Stock and $1 million in principal amount of Notes (the "Notes") payable by the Company to the shareholders of Ozdon ("Shareholders"), which Notes bear interest at 9% per annum, are payable in 36 equal monthly payments of principal and interest, and are secured by a pledge of the net cash flow generated from the Gold Rush truck stop video poker casino. The acquisition price was based on a third party appraisal, utilizing a discounted cash flow for a two year holding period. Lamar E. Ozley, Jr., the former President, Chief Executive Officer and Chairman of the Board of the Company, owned 46.5% of the outstanding shares of Ozdon and his wife owned 2% of such outstanding shares. Williams also owned 46.5% of the outstanding shares of Ozdon, but transferred such shares to an affiliated limited liability company prior to the Closing. The Company agreed to dissolve and liquidate Ozdon into the Company following Closing, and to distribute the assets used in the gaming operations of Ozdon (including 50 gaming devices), subject to liabilities of approximately $91,100, to Operator. This distribution to Ozdon was made effective as of the date of Closing, but the Company subsequently decided to retain Ozdon as a wholly owned operating subsidiary and did not consummate the dissolution.

     Ozdon owned and operated a truck stop and video poker casino in Opelousas, St. Landry Parish, Louisiana, at the intersection of Interstate Highway 49 and U.S. Highway 167, approximately 20 miles from Lafayette, Louisiana. The Company, through Ozdon, will continue to own and operate the truck stop facility, and Operator will operate the video poker casino pursuant to an operating agreement with the Company. Operator now owns all of the video poker machines and assumed approximately $91,100 of indebtedness related to such machines and operations.

The truck stop and video poker casino is known as the "Gold Rush Truck Stop and Video Poker Casino" ("Gold Rush").

Acquisition of GalaxSea and I.T. Cruise

     On June 10, 1996, the Company acquired 100% of the issued and outstanding capital stock of GalaxSea Cruises and Tours, Inc. ("GalaxSea") and 100% of the issued and outstanding capital stock of I.T. Cruise, Inc. ("I.T. Cruise") from International Tours, Inc. ("International"). Both corporations were wholly owned subsidiaries of International.

     GalaxSea was acquired by virtue of a merger with a newly created wholly owned subsidiary of the Company under the terms of which the Company issued 4,934,106 shares of Common Stock and 8,000,000 shares of a newly designated series of the Company's preferred stock, par value $.01 per share, designated as Series B Convertible Preferred Stock ("Series B Preferred Stock"). The 8,000,000 shares of Series B Preferred Stock were entitled to one vote for each share issued and voted together with the Common Stock as one class, and not as a separate class (except as mandated by law). As a result of this acquisition, International is the largest stockholder of the Company, owning approximately 44% of the voting stock. Simultaneously with the closing of the merger with GalaxSea, the Company also restructured its existing, outstanding Class A Preferred Stock by redeeming 313,000 of the 1,600,000 outstanding shares for a $939,000 subordinated debenture, placing an agreed moratorium on the accrual of dividends for two years and obtaining from the holders of Class A Preferred stock the right to force conversion of the remaining 1,287,000 shares of Class A Preferred Stock into 8,240,000 shares of Common Stock at any time within the next two years. In the event of any such forced conversion, as part of the merger transaction, International was granted anti-dilution protection and was, upon the issuance of such shares of Common Stock to the former holders of Class A Preferred Stock, entitled to an additional 5,452,854 shares of Common Stock without further consideration, in order to maintain its percentage ownership of voting stock at 44%. On May 4, 1998, the Company delivered notice to all holders of Class A Preferred Stock that the Class A Preferred Stock would be converted into Common Stock, subject to approval at the annual meeting of stockholders to be held on June 4, 1998 of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock to 100 million shares. This amendment was approved at the Company's annual meeting of the stockholders and 872,714 shares of Class A Preferred Stock converted into 5,587,544 shares of Common Stock effective June 4, 1998 and the remaining 414,286 shares of Class A Preferred Stock converted into 2,652,456 shares of Common Stock effective July 3, 1998. International was issued 3,697,580 and 1,755,274 shares of Common Stock on June 4, 1998 and July 3, 1998, respectively, in compliance with its anti-dilution agreement respecting the conversion of Class A Preferred Stock. The $780,000 of dividends on the Class A Preferred Stock accumulated and accrued through May 31, 1996 continued to exist as accrued dividends payable.

     I.T. Cruise was acquired in exchange for $100,000 cash and a promissory note in the principal amount of $1,400,000 payable by the Company to International. The promissory note bears interest at nine percent per annum, is payable in 31 equal monthly installments of $50,000 each and one final installment of $27,414.22, and is secured by a pledge of the outstanding capital stock of GalaxSea and I.T. Cruise owned by the Company.

     GalaxSea is an Oklahoma corporation that was formed in September 1995. Effective October 1, 1995, GalaxSea acquired substantially all of the operating assets of GalaxSea Associates, Inc. ("GAI"), a Florida corporation. GAI had been in the business of franchising "cruise only" retail travel stores since 1988. The principal business of GalaxSea is the granting of franchises for the operation of travel vacation stores that specialize in the marketing and selling of cruise travel, tours and related travel arrangements according to the concept and business system developed by GalaxSea and GAI.

     I.T. Cruise is an Oklahoma corporation that was formed in 1993. I.T. Cruise has served as the cruise marketing division of International since that time. The principal business of I.T. Cruise is to coordinate cruise marketing programs between the various major cruise lines and International's network of approximately 900 travel agency locations.

Development of River Port Truck Stop

     In January of 1997 the Company formed a subsidiary called River Port Truck Stop, Inc. ("RPTS") and entered into an agreement with S.W. Day and T. Joe Calloway ("Lessor") to lease property in Port Allen, Louisiana, for a period of 50 years. The terms of the lease call for a monthly base rent payment of $7,000 plus Additional Rent of 10% of Net Revenue as defined in the lease agreement. Lessor further agreed that for the first 24 months after the commencement of video poker operations the Additional Rent would be 5% (rather than 10%) and that commencing with the 25th month of video poker operations the Additional Rent would be 10% of Net Revenue. RPTS assigned the lease to River Port LLC on May 19, 1998. River Port LLC is a Louisiana limited liability company formed on April 13, 1998 by the Company and Williams to build and operate a video poker casino, restaurant, truck stop and convenience store on the leased property. See "Restructure of River Port Truck Stop, LLC", above. A convenience store and fuel facility was operated from June 1, 1997 until July 21, 1998 by the Company, through its subsidiary RPTS, and effective July 21, 1998 the operations were taken over by River Port LLC. On January 10, 1999, River Port LLC entered into a Convenience Store and Restaurant Sub-Lease (the "Sublease") and a Fuel Service and Truck Stop Operating Agreement (the "Fuel Service Agreement") with RVC Operations, L.L.C., a nonaffiliated limited liability company ("RVC"), pursuant to which RVC will operate the restaurant, convenience store and truck stop for an initial term of 15 years with an option to extend for an additional 15 years, in exchange for an escalating annual base rent ($42,000 in year 1, $84,000 in years 2 and 3, $96,000 in years 4-6,
$100,800 in years 7-9, $105,840 in years 10-12 and $111,132 in years 13-15) with an adjustment every three years for increases in the Consumer Price Index; percentage rate based on gross sales in excess of certain benchmark amounts; and a royalty on fuel sales based on sales in excess of certain benchmark amounts. The Sublease and Fuel Service Agreement are also intended to be triple-net leases under which RVC is responsible for maintenance, taxes and insurance. River Port LLC also assigned to RVC the option to purchase the leased premises which River Port LLC has under the lease agreement with Lessor. River Port LLC has completed the facility design process and has made application and has secured the proper permits to build the convenience store, fuel facility and parking lot. Construction of the convenience store was completed in January 1999. The video poker casino is in the final design and permitting phase and construction is expected to commence during the second quarter of 1999, with completion targeted for the end of the third quarter of 1999. Effective July 17, 1998, River Port LLC borrowed $1,750,030 from Cottonport Bank (the "Bank") for purposes of funding construction of the truck stop and video poker casino to be owned and operated by River Port LLC. This note bears interest at an annual rate of 10.25% until December 10, 1999, at which time all interest must be paid and the Bank has agreed to renew the loan for a five year term, with monthly payments of principal and interest at an interest rate equal of 2% above the prime rate of Chase. The full amount of the loan is guaranteed by the Company and Operator; $1,000,000 of the loan is guaranteed by Williams and his spouse; and $750,000 is guaranteed by E.H. Hawes, II, the President and Chief Executive Officer of the Company, and an unaffiliated individual (which guaranty will be secured by a second lien on the Company's Gold Rush property). The lease of the property upon which the truck stop and video poker casino is being constructed has been pledged as collateral for the loan, and the improvements being constructed thereon have been also pledged as collateral for the loan.

Gaming Industry Restrictions on Stock Ownership

     Upon the effective date of the Merger with OM, the Company's Certificate of Incorporation was amended to adopt various restrictions on ownership of the common and preferred stock of the Company in order to comply with applicable gaming statutes. Persons who are not suitable to be stockholders of the Company under such statutes may not own common or preferred stock of the Company. Further, any stockholder may be required, at such stockholder's expense, to make filings with applicable gaming authorities to determine suitability, and if found not suitable will be required to dispose of such stockholder's stock and will not be entitled to vote or receive distributions pending such disposal. These restrictions are further described, below, under the caption entitled "Restrictions on Stockholders; Mandatory Disposition if Found Unsuitable".

Operation of Truck Stop Facilities

     The Company presently operates the truck stop facilities (i.e. the fuel pumps, convenience store and restaurant) at The Gold Rush truck stop located in Opelousas, Louisiana, Operator operates the truck stop facility at the Pelican Palace, located in Toomey, Louisiana and operated the truck stop facility at King's Lucky Lady, located in Port Barre, Louisiana until April 1, 1999, and River Port LLC will be responsible for operating the truck stop facility at Port Allen, Louisiana, when construction is completed, but has entered into the Sublease and Fuel Services Agreement with RVC who will be responsible for day-to-day operations of the River Port truck stop facility. The Company owns the facility in Opelousas; Operator operates the facility in Toomey pursuant to a long term contract with the owner of the truck stop; and River Port operates the facility in Port Allen pursuant to a long term lease with the owner of the land. These facilities and the agreements with the owners, as well as the agreements with RVC, are described below.

      The Gold Rush - Opelousas, Louisiana. The Gold Rush truck stop is located in Opelousas, St. Landry Parish, Louisiana, a town with a population of approximately 19,273 located at the intersection of Interstate Highway 49 and U.S. Highway 167, approximately 20 miles from Lafayette, Louisiana. The Gold Rush truck stop facility opened for business on February 17, 1993, and the video poker casino opened for business on the same date. The Gold Rush has 31 fuel dispensers, an approximately 4,234 square foot convenience store and a restaurant. At December 31, 1998, the Company employed 27 persons in the truck stop operations. The Company has granted Operator a license to handle all sales of alcoholic beverages at the convenience store and restaurant.

      King's Lucky Lady - Port Barre, Louisiana. King's Lucky Lady truck stop is in Port Barre, Louisiana, a town with a population of approximately 2,150 located five miles east of Opelousas, on U.S. Highway 190. King's Lucky Lady has 16 fuel dispensers, an approximately 800 square foot convenience store and a restaurant. As of April 1, 1999, the Company and Operator will no longer operate King's Lucky Lady truck stop as a result of settlement of litigation involving this truck stop. See "Item 3 -- Legal Proceedings" for a discussion of this litigation and the settlement. Prior to such litigation, the Company, as successor in merger to OM, had operated the King's Lucky Lady Truck Stop pursuant to the Commercial Lease dated April 18, 1992 with T.B. Guillory, Inc. ("Guillory"), a nonaffiliated corporation that owns the facility. The lease was for an initial term of five years (commencing May 1, 1992), and the Company had the option to renew it for three additional five year terms, subject to the parties negotiating a percentage rental for the renewal period acceptable to both parties. The parties were unable to negotiate an acceptable renewal percentage rental before May 1, 1997, and Guillory delivered notice to Operator that the lease terminated effective April 30, 1997 and that Operator no longer had any right to operate the video poker casino after such date. Litigation was commenced between Guillory and the Company and Operator for a determination whether the lease was terminated or whether the Company and Operator had the right to extend the lease. As discussed in "Item 3 -- Legal Proceedings", Guillory prevailed in the litigation and the Company will no longer operate this truck stop facility effective April 1, 1999.

      Pelican Palace - Toomey, Louisiana. The Pelican Palace truck stop is in Toomey, Louisiana, a town with a population under 1,000 located three miles east of the Texas state line on Interstate 10, approximately three miles from Vinton, Louisiana (population approximately 3,150). The Company, as successor in merger to OM, entered into an Operating and Financing Agreement on July 21, 1993 (as amended March 17, 1995) with Curray Corporation ("Curray"), a nonaffiliate corporation that owns the land on which the Pelican Palace now stands, pursuant to which the Company agreed to furnish the financing for, and to build, operate and manage, a truck stop facility and video poker casino. The Company agreed to expend up to approximately $1,450,000 constructing and equipping the truck stop and video poker casino, all of which had been expended at December 1, 1995, and Curray pledged all such improvements and equipment to the Company as collateral for a first lien mortgage note in the amount of $1,450,000. The Company also agreed to purchase 50 video poker machines to be used in the casino, at a cost of approximately $282,000. Construction was substantially completed in March 1994. The truck stop facility opened for business in March 1994 and the video poker casino opened for business on March 30, 1994. During 1996, certain renovations to the truck stop and parking lot were completed, which were funded out of cash flow. The Pelican Palace has 14 fuel dispensers, an approximately 1,200 square foot convenience store and a restaurant. Pursuant to the Operating and Financing Agreement, the Company has the right and the obligation to operate and manage both the truck stop facility and the video poker casino for an initial term of five years (commencing March 30, 1994) and the Company has the option to renew it for three additional five year terms on the same terms as the original five year period; and the Company is presently in the first five-year renewal term. However, on October 19, 1995, the Company and Curray agreed to co-management of the Pelican Palace whereby the Company and Operator serve as the operator of the video poker casino, restaurant and beverage facilities, with Curray assuming the role of landlord, pursuant to which Curray assumes all responsibility for property maintenance. Under the Operating and Financing Agreement, the net income from operation of the truck stop facility and the video poker casino was allocated 70% to the Company to repay the first lien mortgage, and the remaining 30% was split equally between the Company and Curray, until the mortgage was paid. After the mortgage was paid on May 31, 1996, the net income from operations is split 50% to the Company and 50% to Curray. However, the Company has agreed to pay from its share of net income an amount equal to 2% of the net revenues generated from the video poker machines to a nonaffiliate party as a finder's fee in connection with the Pelican Palace acquisition. The Company has entered into a subcontract with a nonaffiliate corporation to manage and operate the fuel pump operations and convenience store in return for a monthly payment to the Company of $2,500, plus a percentage of all fuel sales and a percentage of merchandise sales over $500,000. Consequently, the Company will not employ on site personnel to manage these operations. The Company will, however, remain primarily responsible for management of such operations. Therefore, the Company is not required to obtain Curray's consent to this subcontract. Curray consented to the contribution and assignment of the operation of the video poker casino to Operator. At December 31, 1998, the Company was operating the restaurant at the Pelican Palace and employed 17 persons for such operations. The Company has granted Operator a license to handle all sales of alcoholic beverages at the convenience store and restaurant. Pursuant to the Settlement Agreement,

Operator will be responsible for management of the truck stop facility commencing March 31, 1999, subject to the existing subcontract.

     River Port Truck Stop - Port Allen, Louisiana. The River Port Truck Stop is in Port Allen, Louisiana, a town with a population of approximately 30,000 located approximately 6 miles West of Baton Rouge on Highway 415. The River Port truck stop has nine fuel dispensers, and an approximately 4,710 square foot restaurant/convenience store. River Port LLC finished construction of the convenience store, fuel facility and restaurant on January 2, 1999, and entered into the Sublease and Fuel Service Agreement with RVC on January 10, 1999. The Sublease and Fuel Service Agreement are discussed in further detail under "Development of River Port Truck Stop", above. Pursuant to the Sublease, RVC is responsible for operating the convenience store and restaurant and pursuant to the Fuel Service Agreement, RVC is responsible for the day-to-day sale of fuel at the truck stop and maintenance of the truck parking lot and truckers' lounge facilities. River Port LLC occupies the premises pursuant to a lease with a term of 50 years, commencing January 1997, and pays a monthly base rent of $7,000 plus Additional Rent of 10% of Net Revenues as defined in the Lease Agreement, provided that during the first twenty-four months after commencement of video poker operations, the Additional Rent will be 5% (rather than 10%). As a result of the Sublease and Fuel Service Agreement, River Port LLC will not employ onsite personnel to manage the truck stop, convenience store, restaurant or fuel facility, but will remain primarily responsible for management of such operations under the Lease Agreement.

Assignment to OM Operating, L.L.C.

     Louisiana law requires a device operator's license in order to own and operate truck stop video poker devices, and further requires that a licensed device owner and operator be at least majority owned by Louisiana residents.
See "Regulation and Licensing", below. Following the Merger, there could be no assurance that the Company would be majority owned by Louisiana residents, and if not, then OM would not be deemed majority owned by Louisiana residents and would lose its device operator's license to operate and manage the five truck stop video poker casinos. Consequently, on the effective date of the Merger with OM, OM contributed and assigned to Operator all of its rights, duties and obligations to operate the five existing video poker casinos and the tavern route, and Operator became the licensed device operator. Operator is a Louisiana limited liability company organized by OM and Williams, a former director and Vice President of OM. Effective March 31, 1999, Operator will be owned 51% by Williams, 24.5% by the Company and 24.5% by one or more members of the North Louisiana Group, and will exist until the earlier of December 31, 2050 or the date that Operator no longer owns or operates any video poker devices. See "Restructure of OM Operating, L.L.C.", above, for a further discussion of Operator.

     In addition to contributing and assigning the right to operate the video poker casino and tavern route operations to Operator, OM contributed and assigned all of its interest in 259 video poker devices and related operating assets, subject to approximately $861,098 of debt (as of the effective date of the Merger with OM) which Operator agreed to pay. In each of 1995 and 1996, the Company contributed and assigned an additional 50 devices and related operating assets subject to approximately $91,100 and $96,050 of debt, respectively, with respect to the Company's acquisition of Ozdon Investments, Inc. and the sublease with New Orleans Video Poker, Inc., and funded approximately $44,300 and $7,400 in leasehold improvements during 1998 and 1997, respectively. Operator is responsible for all operational costs and expenses of the video poker casinos and the tavern route, including labor, maintenance, repair and its share of the rental or other percentage fees payable to the owners of the truck stop facilities in which the casinos are located pursuant to the contracts between the Company and such owners, the casino operations portion of which have been assigned by the Company to Operator.

License Renewal Process

     As further discussed under "Regulation and Licensing", below, the Louisiana Gaming Control Board ("Gaming Control Board") has undertaken a review of all licensees operating video poker casinos, including the Operator. The Company has had preliminary meetings with the State Police, which is conducting the initial reviews for the Gaming Control Board, concerning the structure of Operator described above and whether such structure satisfies the Louisiana residency requirements necessary for a license to operate video poker casinos, and has made various modifications to its structure in an attempt to satisfy certain concerns raised by the State Police. The Company believes its modified structure satisfies the residency requirements, but the State Police has not completed its examination or made any conclusion or recommendation to the Gaming Control Board whether it disagrees or concurs. If the State Police concludes that the modified structure of Operator does not satisfy the Louisiana residency requirements, it will forward its conclusion to the Gaming Control Board and the Company and Operator will be entitled to a hearing before the Gaming Control Board. In such event, it is possible that the Company and Operator would be required to further restructure Operator, which could, depending on the nature of any such further restructure, result in material adverse changes to the Company's ownership interest in, and revenues received from, Operator, which in turn could have a material adverse effect on the Company's financial condition. It is also possible that the Gaming Control Board would not allow the Company and Operator an opportunity to further restructure Operator, and instead revoke Operator's license, although the Company does not presently believe the Gaming Control Board will take such action. The revocation of Operator's license would have a material adverse effect on the Company's business operations and financial condition.

Operation of Video Poker Casinos

     Under Louisiana law, a licensed truck stop facility covering at least five contiguous acres which has overnight facilities, a restaurant and service facilities for 18 wheel tractor-trailers may segregate an area of the facility as the video poker casino for adult patronage only and place up to 50 video poker devices for play in the casino area; while racetracks and off track betting ("OTB") parlors are permitted to install an unlimited number of video poker devices, and qualifying locations with liquor licenses ("taverns") are limited to three such devices. As of April 1, 1999, Operator operates the video poker casinos in four truck stops in Louisiana (and until April 1, 1999, operated a fifth video poker casino in Louisiana) and handles all sales of alcoholic beverages at the convenience store and restaurant in two of such truck stops, and effective as of April 1, 1999 will operate the truck stop facilities at one of such truck stops. See "Operation of Truck Stop Facilities", above.
At December 31, 1998, Operator employed approximately 90 persons in connection with its casino operations. The truck stops in which these video poker casinos are operated by Operator are located in Opelousas, Toomey, Vinton, and New Orleans, Louisiana; and, until April 1, 1999, Operator operated a video poker casino in Port Barre, Louisiana. Operator generally operates these video poker casinos pursuant to long term contracts with the owners of the truck stop. Upon completion of the River Port Truck Stop, River Port LLC will operate the video poker casino at such facility located in Port Allen, Louisiana. River Port LLC will also operate its video poker casino pursuant to a long term contract with the owner of the truck stop. These casinos and the agreements with the owners are described below. See, also, "Regulation and Licensing -- Louisiana -- Recent Changes in Louisiana Act", below, for a discussion of recent changes to Louisiana law regarding operation of truck stop video poker casinos.

     The Gold Rush - Opelousas, Louisiana. The Gold Rush is also described above under "Operation of Truck Stop Facilities". The video poker casino and lounge at the Gold Rush contains approximately 1,752 square feet and 50 video poker devices. Operator's right to operate the casino and lounge is granted pursuant to a license from the Company which may be terminated by either the Company or Operator upon 60 days' prior written notice to the other party. A non-affiliate of the Company is entitled to a revenue participation interest of 10% of the gaming profits (total cash played in the machines less winnings paid out and less all franchise, licensing and device fees paid to the State of Louisiana or any other political subdivision) from the operations of the video poker casino. There are two other truck stops operating a total of approximately 85 video poker devices within 20 miles of the Gold Rush, a race track operating approximately 60 video poker devices within 18 miles, and a Native American gaming casino approximately 35 miles from the Gold Rush. Of the two other truck stops with video poker casinos, one is the King's Lucky Lady video poker casino. See "Marketing and Competition", below. Operator employed 18 persons at the Gold Rush at December 31, 1998.

     King's Lucky Lady - Port Barre, Louisiana. King's Lucky Lady is also described above under "Operation of Truck Stop Facilities". Until April 1, 1999, Operator operated the video poker casino at King's Lucky Lady, but will no longer operate such video poker casino effective as of that date. Operator employed 21 persons at King's Lucky Lady at December 31, 1998. See the discussion of King's Lucky Lady, above, under "Operation of Truck Stop Facility" for a discussion of the Company's loss of the right to operate the video poker casino at King's Lucky Lady.

     Pelican Palace - Toomey, Louisiana. The Pelican Palace is also described above under "Operation of Truck Stop Facilities". The video poker casino and lounge at the Pelican Palace contains approximately 2,200 square feet and 50 video poker devices. Operator's right to operate the casino and lounge is granted pursuant to the Operating and Financing Agreement previously discussed. There are eight other truck stops operating a total of approximately 370 video poker devices, and a race track operating approximately 350 video poker devices, within 20 miles of the Pelican Palace. The Lucky Longhorn, one of these truck stops, is also operated by Operator and is located across Interstate 10. Additionally, there is a Native American gaming casino operating approximately 40 miles from the Pelican Palace, and four riverboat casinos operating within
approximately 25 miles.  See "Marketing and Competition," below.   Operator
employed 18 persons at the Pelican Palace at December 31, 1998.

     Lucky Longhorn - Vinton, Louisiana. The Lucky Longhorn video poker casino contains approximately 3,000 square feet and 50 video poker devices within the Lucky Longhorn truck stop in Vinton, Louisiana, across Interstate 10 from the Pelican Palace. Operator operates the video poker casino pursuant to an Act of Contract and Agreement dated June 5, 1992 with three nonaffiliated corporations and two nonaffiliated individuals who own the truck stop (referred to collectively as "Longhorn") which was assigned to Operator by OM. Pursuant to the Act of Contract and Agreement, as modified, the Company, as successor in merger to OM, agreed to provide Longhorn financing of $800,000 to renovate the Lucky Longhorn. This financing was provided by the Company arranging an $800,000 bank loan to Longhorn, which was guaranteed by the Company. At December 31, 1995, this loan had been repaid. Operator has the exclusive right to place and operate video poker devices in the Lucky Longhorn for a period of 10 years (commencing August 2, 1992). Operator and Longhorn split 50%/50% the net revenues generated from operation of the video poker devices; net revenues being defined as all money played in the devices less winnings paid out and the 22.5% (32.5% after July 1, 1994) net device revenue tax payable to the state. Operator is solely responsible from its share of the revenues for paying all other costs and expenses related to the video poker casino, with the exception of contracted security. Operator employed 16 persons at the Lucky Longhorn at December 31, 1998. Operator has assumed all of the Company's responsibilities under the Act of Contract and Agreement. Longhorn has consented to the assignment by the Company and Operator.

     There are eight other truck stops operating a total of approximately 370 video poker devices, and a race track operating approximately 350 video poker devices, within 20 miles of the Lucky Longhorn. Additionally, there is a Native American gaming casino operating approximately 40 miles from the Lucky Longhorn, and four riverboat casinos operating within approximately 25 miles. See "Marketing and Competition", below.

     The Diamond Jubilee - New Orleans, Louisiana. The Diamond Jubilee video poker casino contains approximately 2,700 square feet and 35 video poker devices (50 devices prior to February 1, 1997, 40 devices from February 1, 1997 through August 16, 1998 and 35 devices from August 17, 1998 through the date of filing of this Form 10-KSB) within The Diamond Jubilee truck stop in east New Orleans, Louisiana. Operator operates the video poker casino pursuant to a Sublease Agreement (the "Casino Sublease") dated July 1, 1996 between Operator and New Orleans Video Poker, Inc. ("NOVP"), a Louisiana corporation 50.1% owned by Donald I. Williams and his spouse and 29.5% owned by nine other stockholders of the Company. NOVP leases the truck stop operations and the video poker casino from Stanley Doussan ("Doussan") pursuant to a Lease Agreement, Addendum to Lease and Sublease and Operator's Agreement dated July 10, 1992, as amended by an Amendment to Lease and Addendum to Lease dated December 15, 1992 (collectively, the "Operator's Agreements"). The Operator's Agreements give NOVP the right to lease and operate the truck stop and video poker casino for a period of 10 years (commencing January 1, 1993). NOVP is required to pay rent to Doussan equal to 50% of the net receipts from the video poker devices (except for the first three years Doussan agreed to reduce it to 40% unless NOVP recouped $300,000 of its construction costs prior to the end of such three year period). Net receipts are defined to mean all money played in the devices less winnings paid out and any tax or franchise fee payable to the state. NOVP is also required to pay an escalating fixed monthly rental, which is currently $5,063 per month. Under the terms of the Casino Sublease, which was consented to by Doussan, Operator leases the video poker casino, bar, related parking area and one gasoline pump for a term of one year, subject to automatic renewal for successive one year periods at Operator's sole discretion, with a maximum of 30 one year renewals, provided NOVP can terminate the Casino Sublease at any time if the sublease payments to it fall below $5,000 per month for five consecutive months after payment by Operator of various indebtedness assumed by it. Since August 1998, cash flows have not been sufficient to generate the minimum sublease payments and, therefore, NOVP can terminate the Casino Sublease at any time. Operator agreed to pay rent to NOVP during the term of the Casino Sublease equal to 50% of the net operating cash flow of Operator from operations of the casino, after deducting all costs and expenses of operations, interest and principal on indebtedness for furniture, fixture or equipment and a reasonable reserve. Operator assumed approximately $96,050 of indebtedness of NOVP as the purchase price for 50 video poker devices and an automated teller machine. Operator also has an option to sublease the truck stop and fuel operations and restaurant and purchase NOVP's 50% share of net operating cash flow. The Company also issued 450,000 shares of Common Stock to NOVP as partial consideration for NOVP entering into the Casino Sublease, and granted piggy-back and demand registration rights to NOVP which expired July 1, 1998. Operator employed 14 persons at The Diamond Jubilee at December 31, 1998.

     On August 4, 1998, Operator and NOVP agreed to purchase a Net Commercial Lease Agreement ("Commercial Lease") from F&F Enterprises ("F&F"), the previous operator of the truck stop and related fuel operations and the restaurant, for the sum of $100,000 cash and the execution of a $30,000 promissory note. The Commercial Lease provided for the operation of the truck stop, restaurant and fuel operations at The Diamond Jubilee. Due to continued reductions in fuel sales, The Diamond Jubilee Casino was in jeopardy of failing to qualify as a truck stop under Louisiana regulations. As part of the purchase of the Commercial Lease, Operator and NOVP settled all obligations to F&F regarding operating losses (restaurant and fuel facilities), unpaid subsidies and unpaid rents by Operator and NOVP through August 1, 1998. Doussan loaned Operator $85,000 for this purchase which was repaid during the third quarter of 1998. In addition, Doussan agreed to a Modification of Lease providing for a reduction in the profit sharing payments due Doussan for a period of nine weeks during the third quarter. The amount of these reductions totaled $85,000. In addition, Operator has withheld an amount equal to $25,000 from NOVP's profit sharing amounts as an additional contribution toward the purchase of the Commercial Lease. Pursuant to an agreement dated May 15, 1998 between Operator and NOVP, the parties agreed that the fuel operations at The Diamond Jubilee, previously operated by F&F, would be managed by Operator. This agreement provides for the monthly gasoline net proceeds (sales less fuel costs) to be remitted to NOVP. In return, NOVP agrees to pay to Operator a base amount of $3,000 per month for management of the fuel facilities plus an additional $600/month for each increment of 10,000 gallons/month of fuel sales over 50,000/gallons per month.

     There are six other truck stops operating a total of approximately 190 video poker devices, and a river boat casino, within 12 miles of The Diamond Jubilee. See "Marketing and Competition", below. At December 31, 1996, The Diamond Jubilee did not have sufficient fuel sales necessary to operate 50 video poker devices under Louisiana regulations, and as of February 1, 1997 the Company was required to remove 10 devices from operations until increased fuel sales are maintained. Further, fuel sales dropped below 75,000 gallons per month during the first quarter of 1998, which will result in the removal of an additional five devices from operations during the second quarter of 1998 until increased fuel sales are maintained. In order to increase fuel sales, the Company will be required to make a substantial investment involving fuel storage tanks and additional gasoline pumps. The Company is presently negotiating with NOVP and Doussan to share such costs if any such improvements are desired.
There can be no assurance that such improvements will be made and, if not made, it is not likely that the fuel sales will increase to a level to allow reinstallation of all 15 devices.

     River Port - Port Allen, Louisiana. River Port is also described above under "Operation of Truck Stop Facilities." On January 17, 1997, a wholly owned subsidiary of the Company entered into a Lease Agreement with S.W. Day and T. Joe Calloway, two nonaffiliated individuals, to lease undeveloped land for a term of 50 years and to construct on it a truck stop and video poker casino.
The Company assigned the Lease Agreement to River Port LLC on May 19, 1998. River Port LLC plans to build an approximately 3,500 square foot video poker casino and bar and recently completed an approximately 4,710 square foot restaurant/convenience store on the land at an approximate cost of $2,000,000 (including equipment) which River Port LLC expects to fund partially through long-term indebtedness borrowed from Cottonport Bank of approximately $1,750,030, with the remainder being funded by an increase in the indebtedness to Cottonport Bank upon resolution of the litigation relating to King's Lucky Lady. The Lease Agreement provides for payment of a base rent of $7,000 per month, commencing on the earlier of commencement of construction or June 30, 1997, and additional rent equal to 10% of the net revenues generated from video poker operations; net revenues meaning all money played in the devices less winnings paid out and all franchise fees, device fees and other taxes payable to the state or any other governmental agency, other than federal or state income taxes. River Port LLC anticipates that the video poker casino will open for business at the end of the third quarter of 1999. It will initially have 50 video poker devices, and River Port LLC anticipates that it will employ approximately 15-20 persons in connection with the operations of the video poker casino.

Video Poker Tavern Route

     Operator also operated nine video poker devices in four third-party taverns as of December 31, 1998 through a subcontract with a nonaffiliated which provides that Operator is entitled to 50% of the net revenues payable to the subcontractor generated from the devices, and the subcontractor and Operator split certain costs of operations on an agreed basis. OM assigned this subcontract to Operator and the subcontractor has consented to this assignment.

Cruise Franchise and Travel Operations

     GalaxSea offers two types of franchises for sale. The first is for the establishment and start-up of a new cruise travel store that sells cruises and tours exclusively (a "Start-up"). The second is for full service retail travel agencies which allow such stores and agencies to, respectively, convert to (a "Conversion") or add on (an "Add-on") GalaxSea travel vacation stores. Regardless of the type of franchise, each GalaxSea store is expected to closely adhere to the GalaxSea system which focuses on creating a retail environment and attitude and to participate in the national, regional and local marketing promotions that GalaxSea provides for its franchisees. As of December 31, 1998, GalaxSea had 70 franchises in its system. GalaxSea receives a franchise fee for each franchise sold. The franchise fee for a Start-up is presently $25,000. The franchise fee for a Conversion/Add-on is presently $5,000 subject to a discount based on existing cruise sales volume. Each franchisee pays a monthly license fee rather than a royalty percentage based on that agency's annual cruise sales volume. The maximum monthly license for any GalaxSea agency is presently $750. In addition to franchise fees and monthly license fees, GalaxSea has contracts with most major cruise lines which provide for GalaxSea to receive override payments based on the cruise sales of all GalaxSea franchisees. The contracts also generally provide for favorable commission structures for the franchisees.

Marketing and Competition

     Marketing.   Gaming Operations.  Operator markets its video poker casinos through limited newspaper and radio advertising, and from word of mouth referrals. Customers are drawn primarily from the local population and surrounding area, except for the properties on the Texas state line which draw largely from residents of Texas, which does not have video poker gaming.

     Cruise and Travel Operations. GalaxSea markets its franchise sales through its extensive contacts in the travel industry. It also promotes its franchise system through national, regional and local advertising campaigns through the print, radio and television media, and through direct mail advertising campaigns, and the franchisees are required to contribute to the cost of such advertising. As part of the acquisition of GalaxSea by the Company, GalaxSea and International entered into a long-term joint marketing agreement, pursuant to which GalaxSea will have access to market its Add-on franchises to International's network of approximately 900 travel agency locations.

     I.T. Cruise markets directly to the various cruise lines through personal relationships and direct contact, and deals with International's network of travel agency locations in the same manner.

     Competition.    Gaming Operations.  The gaming industry is highly
fragmented and characterized by a high degree of competition among a large number of participants, including riverboat casinos, dockside casinos, land-based casinos, video lottery terminals, video poker devices, Native American gaming ventures and other forms of legalized gaming in the United States. Many of the Company's competitors and potential competitors have significantly greater experience and financial resources than the Company. The Company believes that competition in the gaming industry is based on the quality and location of gaming facilities, the effectiveness of marketing efforts and customer service and satisfaction. The Company's truck stops casinos are subject to extensive competition from other truck stops and taverns located within its market area for each truck stop, and from Louisiana's racetracks and OTB parlors which may install an unlimited number of video poker devices. As of December 31, 1998, there were over 15,000 video poker devices in operation in Louisiana. Most are one to three devices located in taverns. As of such date, there were approximately 100 licensed truck stops with approximately 3,500 devices in the aggregate. Each truck stop is permitted to have up to 50 video poker devices and each tavern is permitted to have up to three video poker devices. In addition, Louisiana has authorized riverboat gaming, and one land-based casino located in New Orleans (which is presently involved in bankruptcy reorganization proceedings). Twelve riverboats were in operation at December 31, 1998, four in Lake Charles (approximately 23 miles from the Company's Lucky Longhorn and Pelican Palace), three in New Orleans (over 100 miles from any of the Company's truck stop casinos, except The Diamond Jubilee, which is in New Orleans), two in Bossier City (over 100 miles from any of the Company's truck stop casinos), one in Shreveport (over 100 miles from any of the Company's truck stop casinos), and two in Baton Rouge (over 40 miles from any of the Company's truck stop casinos). At December 31, 1998, there were three Native American casinos in operation in Louisiana, one in Kinder, one in Marksville and one in Charentan. The riverboats and land-based casinos are permitted to have table games, slot machines and video poker devices. It is anticipated that the riverboats and the casinos will focus their marketing efforts on the tourist market. Although the Company has focused its marketing efforts primarily on local residents, such other gaming operations will provide substantial competition.

     The adjacent state of Mississippi has also legalized dockside gaming. Dockside gaming in Mississippi, riverboat casinos in Louisiana and the land-based casino in New Orleans have or are anticipated to have a wide variety of gaming devices and table games, while Louisiana law limits the Company's operations to video poker devices. Further, Louisiana law limits the jackpot that may be paid by a video poker device to $500 per play while other gaming activities have no such limit. The Company believes the limit to be a competitive disadvantage.

     The operation of truck stop video poker casinos is a highly competitive business. The principal competitive factors in the industry include the quality and location of the facility, the nature and quality of the amenities, customer services offered, and the implementation and success of marketing programs. The Company believes it competes effectively with other truck stops and taverns in its market in these areas.

     There has been a moderate increase during the last two years in the number of gaming establishments opening for operation in Louisiana and Mississippi, and competition for the business of gaming patrons has become very intense. As a result, it is expected that the profit margins which may be expected by gaming establishments like the Company will be adversely affected, and that various gaming establishments may be forced to close because they cannot compete effectively at such reduced margins. The Company believes it will be able to maintain a competitive position by carefully managing expenses and cash flow, but there can be no assurance.

     Cruise and Travel Operations. GalaxSea experiences competition for the sale of its franchised cruise retail travel agencies from various national and regional franchise operators and cruise only consortia, many of which have significantly greater experience and financial resources than GalaxSea. I.T. Cruise experiences competition in its direct dealings with cruise lines from other travel agency groups and travel suppliers, many of which also have significantly greater experience and financial resources than I.T. Cruise.

     Vigorous competition is encountered in the travel business from more than 30,000 travel agents and direct sales by airlines and travel suppliers in the U.S. and abroad. This competition is mainly based on service, convenience and proximity to the customer and has increased due to several factors in recent years, including the fact that a number of independent agencies have been acquired by larger travel companies. Travel agency groups also have increased in size, enabling independent agencies to be more competitive in providing travel services. Recently, the airlines have placed limits on commissions paid to travel agents for airline tickets, which has caused some independent agents to go out of business. GalaxSea's franchisees are encouraged, and in some cases required, only to book cruise and tour business, which results in the franchisee generally earning larger commission than it would from airlines. GalaxSea believes this will enable it to increase its number of Start-up and Add-on franchises, although there can be no assurance in this regard. GalaxSea also believes that its joint marketing agreement with International will enable it to attract a certain number of agencies affiliated with International to buy Add-on franchises. During 1998, five agencies bought Add-on franchises.

Employees

     As of December 31, 1998, the Company employed 97 persons full time and part time, including four administrative personnel, with the remainder involved in on-site operation of the Gold Rush, King's Lucky Lady, Pelican Palace and The Diamond Jubilee truck stops. As of December 31, 1998, Operator employed 94 persons full and part time, including one executive and one managerial personnel, with the remainder involved in on-site operation of the five truck stop casinos. None of the Company's or Operator's current employees are covered by any collective bargaining agreements. The Company considers its employee relations and those of Operator to be good.

     GalaxSea presently has three employees. I.T. Cruise presently has no employees. Several employees of International also perform duties for GalaxSea and I.T. Cruise, and the Company reimburses International for their services.

Environmental Matters

     A number of jurisdictions have adopted laws and regulations relating to environmental controls and the development and operation of various projects. The Company is responsible for complying with various federal and state waste disposal and licensing laws in connection with the truck stop facilities it operates, including the requirement of obtaining permits for underground storage tanks for fuel products and the requirement of properly disposing of waste motor oil and other regulated products. The Company has obtained all required permits, and is not aware of any material violation of applicable environmental regulations with respect to its truck stop operations. There have been no changes to the Company's operations and no reserves have been established for any environmental hazards with respect to its truck stop operations. Environmental contingencies are not expected to have a material adverse effect on future results of operations or financial condition.

Regulation and Licensing - Gaming Operations

     Louisiana

     Device Owner's License. The manufacture, distribution, servicing and operation of video draw poker gaming devices ("Devices") in Louisiana is subject to the Louisiana Gaming Control Law and the Louisiana Video Draw Poker Devices Control Law and the Rules and Regulations promulgated thereunder (the "Louisiana Act"). Licensing and regulatory control is provided by the Louisiana Gaming Control Board (the "Gaming Control Board") and the Video Gaming Division of the Gaming Enforcement Section of the Office of State Police within the Department of Public Safety and Corrections (the "Division"). The laws and regulations of the Gaming Control Board and the Division are based upon a primary consideration of maintaining the health, welfare and safety of the general public and upon a policy which is concerned with protecting the video gaming industry from elements of organized crime, illegal gambling activities and other harmful elements, and protection of the public from illegal and unscrupulous gaming to ensure the fair play of video gaming Devices. The Louisiana Act was amended in 1994 to further qualify and restrict video gaming operations in truck stops. See "Recent Changes in Louisiana Act", below.

     Operator, an indirect operating subsidiary of the Company which operates the existing truck stop casinos, has been granted a license as a Device owner by the Division, and River Port LLC will apply for a license as a Device owner prior to opening of the River Port video poker casino. Under the terms of the Louisiana Act, licenses expire at midnight on June 30 of each year and must be renewed annually through payment of certain fees and continued compliance with the suitability requirements of the Louisiana Act. All license fees must be paid on or before May 15 in each year licenses are renewable. Operator has timely submitted its renewal applications, but there is a backlog existing at the Division and the Division is behind in reviewing applications, including the application of Operator. See, also, "License Renewal Process", above, for a discussion of the renewal examination to which the Company is presently subject and the possible results thereof if the Operator is found not to meet the residency requirements.

     The Gaming Control Board may deny, impose a condition or fine, suspend or revoke any license, renewal, or application for a license for violation of any rules and regulations of the Gaming Control Board or Division or any violations of the Louisiana Act. Fines for violations of gaming laws or regulations may be levied against the licensees and the persons involved. In addition, the licensees could be subject to separate fines for each violation of the gaming laws. The Louisiana Act states that a license issued by the Gaming Control Board is a pure and absolute privilege. The issuance, condition, denial, suspension or revocation of a license is at the discretion of the Gaming Control Board in accordance with the provisions of the Louisiana Act. A license is not property or a protected interest under the constitution of either the United States or the State of Louisiana. Suspension or revocation of the license of Operator or River Port LLC could have a material adverse effect upon the business of the Company.

     The Gaming Control Board has the authority to conduct overt and covert investigations of any person, entity, applicant or participant involved directly or indirectly in the video gaming industry in Louisiana. This investigation may extend beyond the information provided in the formal application, including information with regard to the licensee's immediate family and relatives and their affiliations with certain groups, organizations, corporations, firms or other business entities. The investigation may also extend to every person who has or controls more than a 5% ownership, income or profit interest in an entity which applies for a license in accordance with the Louisiana Act, or who is a key employee or who has the ability to exercise significant influence over the licensee. All persons or entities investigated must meet all suitability requirements and qualifications for a licensee. The Gaming Control Board may deny an application for licensing or renewal of a license for any cause which it may deem reasonable. The applicant for licensing must pay a filing fee which also covers the cost of investigation.

     In order for a corporation or limited liability company like Operator or River Port LLC to be licensed by the Gaming Control Board, it must be demonstrated that a majority of the corporation or limited liability company is owned by persons who have been domiciled in Louisiana for a period of at least two years prior to the date of the application. See "License Renewal Process", above, for a discussion of the renewal examination to which the Company is presently subject and the possible results thereof if the Operator is found not to meet the residency requirements.

     Devices must meet strict specifications established by the Gaming Control Board. The number of Devices is limited depending on the type of location at which the Devices are located. Fees payable to the Gaming Control Board include an application fee, which is non-refundable, an annual fee, based upon a percentage of the net revenues from the operation of each Device, a Device owner's fee, a Device operations fee, license establishment fee and a Device owner's franchise fee. All fees are payable in either semi-monthly, quarterly or annual installments depending on the fee being paid.

     According to the regulations adopted by the Gaming Control Board, the annual gross revenues generated from the video poker operations of a facility may not exceed its annual gross revenues from its primary business operations. The Company was not in compliance with this regulation for its fiscal years ended 1998, 1997 and 1996. However, this regulation was not being enforced in 1998, 1997 and 1996. The Louisiana Act was recently amended, as discussed below under "Recent Changes in Louisiana Act", to further qualify and restrict video gaming operations in truck stops. However, as amended, the Louisiana Act still does not contain a provision similar to this regulation. The Gaming Control Board has informally indicated that it does not currently plan to enforce any of its regulations that are not based on express statutory provisions. Since the legislature further qualified and restricted truck stop video poker operations, but did not choose to include a restriction of this type, the Company presently anticipates that the Gaming Control Board will continue to choose not to enforce this regulation.

     Establishment License. The Louisiana Act also provides that a truck stop facility ("Establishment") must obtain a license as an Establishment to allow the placement and operation of Devices within the Establishment. The Establishment license is typically granted to the owner of the truck stop facility, but may also be granted to a lessee of the facility. The owners are the Establishment licensees for King's Lucky Lady, the Pelican Palace, The Diamond Jubilee and the Lucky Longhorn and Stelly's. Ozdon is the establishment licensee for the Gold Rush. River Port LLC is presently anticipated to be the establishment licensee for River Port.

     Establishment licenses are also subject to annual renewal at the same time Device owner licenses are renewable, and the payment of an annual fee. The Gaming Control Board has the same authority to deny, suspend, condition or revoke an Establishment license, and to conduct investigations (including investigations of 5% owners), as it does for Device owner licenses. As with the Device owner license, the Establishment license is a pure and absolute privilege. The loss by the Company (or Operator or River Port LLC) or the owner of the truck stop of the Establishment license for any of the five truck stops within which Operator operates, or River Port LLC will operate, video poker casinos would have a material adverse effect upon the business of the Company.

     The Louisiana Act also provides protection to lessees of truck stop facilities such as the Company, Operator and River Port LLC. It provides that if the lease of a licensed Establishment expires or is terminated without legal cause by the owner of the Establishment, neither the owner nor any new lessee shall have the right to apply for a Device license at the Establishment for six years, unless the owner of the Establishment was also the holder of the Device owner license for the devices being operated at the Establishment, and the former lessee/licensee is given the right to continue operations at the Establishment by agreement with the owner or any new lessee.

     The Gaming Control Board has issued a directive to the Division to strictly enforce the requirements of the Louisiana Act which require the Establishment Licensee to be in control of the fuel operations at the truck stop. The determination whether the Establishment Licensee has satisfied such control requirements involves various subjective criteria and the determination is not easily predictable. It is possible that the Gaming Control Board or the Division could interpret these subjective criteria in such a manner to conclude that the Establishment Licensee at one or more of the Company's truck stops was not in compliance, in which case their Establishment license could be revoked, which would also result in the Operator losing its ability to operate the video poker truck stop casino at such truck stop. The Company is reviewing its present arrangements with its various Establishment Licensees and the fuel operators at the existing truck stops in an attempt to determine whether they are in compliance or whether modifications need to be made to bring them into compliance. There can be no assurance that the Gaming Control Board or the Division might not have a different interpretation than the Company or Establishment licensee with regard to the existing arrangements and their compliance with the fuel operations control requirement.

      Recent Changes in Louisiana Act. Effective July 1, 1994, the Louisiana legislature adopted amendments to the Louisiana Act which have a material effect on operations of truck stop casinos. The franchise payment payable to the State of Louisiana was raised from 22.5% of net device revenues (money played in video poker devices less winnings paid) to 32.5% and 26% of net device revenues for those operated in truck stops and taverns, respectively.

     In addition to raising the franchise payment, the Louisiana legislature also adopted additional standards to be satisfied for a truck stop facility to be considered a qualified truck stop facility for placement of video poker devices. These standards include increasing the required parking area for 18-wheel vehicles; requiring a 24-hour on-site restaurant facility; requiring access to repair facilities; and requiring certain other amenities be available for truck drivers. Under the new law, operators had until January 1, 1996 to bring their truck stops into compliance with these new standards. As of December 31, 1998, each of the five truck stops at which Operator operates truck stop casinos satisfies these additional criteria.

     The Louisiana legislature also adopted minimum fuel sales requirements for qualified truck stops effective July 1, 1994, except that existing licensed facilities had until January 1, 1996 to satisfy such requirements. The fuel sales requirements and their relationship to the number of video poker devices that may be operated at the truck stop are based on average monthly sales, as follows: (i) up to 50 devices if sales equal at least 100,000 gallons per month and 40,000 of such gallons are diesel,
(ii) up to 40 devices if sales equal at least 75,000 gallons, but are less than 100,000 gallons, per month and 30,000 of such gallons are diesel, and (iii) up to 35 devices if sales equal at least 50,000 gallons, but are less than 75,000 gallons, and 10,000 of such gallons are diesel. During the grandfather period for existing licensed facilities (which expired January 1, 1996), facilities were required to average monthly sales of at least 25,000 gallons per month, commencing October 1994, in order to continue operating video poker devices at the facility. As of December 31, 1998, four of the truck stop facilities at which Operator operates truck stop casinos was operating the maximum number of 50 devices. However, as of December 31, 1998, fuel sales at The Diamond Jubilee were below the level required to operate 50 video poker devices, and on February 1, 1997 and August 16, 1998 ten devices and five devices, respectively, were removed from operations at The Diamond Jubilee until increased fuel sales are maintained. It is anticipated that the Division will review fuel sales at truck stops on a quarterly basis to determine whether the average monthly fuel sales volumes are being satisfied for the number of devices operated, and, if not, the number of operating devices will be reduced until the next quarterly review. The reduction in the number of devices operated at the Operator's truck stop casinos could have an adverse effect on the cash flow of the Company if the level of fuel sales cannot be increased to reach the former level of devices maintained by Operator, although such effect will be mitigated by the fact that rarely are all devices in a location in operation at the same time.

     There has been during the past several years a perceived increase in anti-gaming sentiment in Louisiana within certain segments of the population and with certain politicians. In April 1996, the Louisiana Legislature approved a local-option bill which gave the voters in each parish the right to decide during the November 5, 1996, general election what forms of gaming they want to continue in their parish. At this general election, all parishes in which the Company operates video poker casinos voted to continue truck stop video poker, but two parishes voted to discontinue video poker casinos which will result in the future closure of four taverns and the loss of nine video poker devices as of June 30, 1999. The Company believes there is continuing anti-gaming sentiment prevailing within certain segments of the population and with certain politicians. From time to time bills are proposed in the legislature to restrict or terminate truck stop video poker casinos, and the Gaming Control Board and Division are interpreting very strictly various regulatory requirements which sometimes involve subjective criteria, which interpretations may result in the loss of licenses by certain licensees. The Company cannot predict whether anti-gaming sentiment or any future proposed legislation will result in further changes to the gaming laws of Louisiana, or an outright ban on certain forms of gaming, including truck stop video poker casinos. The State of Louisiana and the local parishes generate substantial revenues from license fees and taxes on the gaming industry, so the loss of portions of these revenues would most likely be carefully examined in connection with any future proposed limitations on gaming. The Company continues to monitor these proceedings and provides input as appropriate. The Company also continues to review other gaming opportunities outside Louisiana, and other non-gaming opportunities, for purposes of diversification.

     The Gaming Control Board has undertaken a review of all licensees operating video poker casinos. The Company is aware of at least two operators who have lost their licenses on the grounds they were not in compliance with Louisiana requirements. The Operator is being examined as part of this process. See "License Renewal Process", above, for a description of this examination and the possible results thereof.

     Other States

     The ownership and operation of gaming facilities in other states where gaming is legal are subject to extensive state and local regulation. To the extent the Company expands its gaming operations into other states, the Company will, among other things, be required to register under the gaming acts of such states and its gaming operations will be subject to the licensing and regulatory control of the gaming commissions of such states, and various local, city and county regulatory agencies. The Company will be required to submit detailed financial, operating and other reports to such gaming commissions, and substantially all loans, leases, sales of securities and similar financing transactions entered into by the Company will be required to be reported to or approved by such gaming commissions. The Company will also be required to periodically submit detailed financial and operating reports and to furnish any other information required thereby.

     Each of the directors, officer and key employees of the Company who are actively and directly engaged in the administration or supervision of gaming, or who have any other significant involvement with the activities of the Company, will be required to be found suitable therefor, and may be required to be licensed, by applicable gaming commissions. The finding of suitability is comparable to licensing, and both require submission of detailed personal financial information followed by a thorough investigation. In addition, any individual who is found to have a material relationship to, or material involvement with, the Company may be required to be investigated in order to be found suitable or to be licensed as a business associate of the Company. Key employees, controlling persons or others who exercise significant influence upon the management or affairs of the Company may also be deemed to have such a relationship or involvement. There can be no assurance that such persons will be found suitable by the applicable gaming commissions in states in which the Company may seek to expand.

     Federal Regulation

     Operator is required to file annually with the United States Department of Justice under the Gambling Devices Act of 1962. All currently required filings have been made.

Regulation - Cruise and Travel Operations

     GalaxSea must comply with federal and applicable state laws regarding its franchising operations, including the preparation and distribution to potential franchisees of a franchisee offering circular, and the registration of GalaxSea and the circular in certain states.

     There are no regulations or licensing requirements applicable to I.T. Cruise's operations.

Restrictions on Stockholders; Mandatory Disposition if Found Unsuitable

     The Louisiana Act requires holders of 5% or more of the Company's Common Stock to meet the suitability requirements applicable for the types of licenses held by the Company, Operator or River Port LLC, and, if required by the Division, to file a license application with the Division. Failure to meet such suitability requirements or file any required application can result in suspension or forfeiture of the Louisiana licenses. Other states grant their gaming commissions the discretion to require a suitability finding with respect to anyone who acquires any security of the Company, regardless of the percentage of ownership. Furthermore, certain of these states provide that any owner of voting securities found unsuitable and who holds, directly or indirectly, any beneficial ownership of equity interests in the Company beyond such period of time as may be prescribed by the gaming commission of such state may be guilty of a crime. Any person who fails or refuses to apply for a finding of suitability or a license within a specified number of days after being ordered to do so by an applicable gaming commission may be found unsuitable. In addition, certain of these states provide that if any owner of voting securities is found to be unsuitable, such owner must immediately surrender all securities to the Company, and the Company must refund any money or other thing of value that may have been invested in or made use of by the Company.

     As a result of the foregoing restrictions on ownership, the Company's Certificate of Incorporation was amended in conjunction with the Merger with OM to provide that if a holder or a beneficial holder of Common Stock or any other class of capital stock is required by the Division or the gaming commission of any other state to be found suitable, the holder shall apply for a finding of suitability within the time period required by applicable law or by such regulatory authority. Further, the applicant for a finding of suitability will be required to pay all costs of the investigation for such finding of suitability. The amended Certificate also provides that if a holder or beneficial owner who is required to be found suitable does not apply for such finding within the required time period, or is not found suitable by the applicable regulatory authority, (i) the holder shall, upon request of the Company, dispose of his Common Stock or any other class of capital stock within 30 days or within the time prescribed by the applicable regulatory authority, whichever is earlier, or (ii) the Company may, at its option, redeem the holder's Common Stock or any other class of capital stock at the lesser of the market price thereof on the date of the finding of unsuitability or the price at which such Common Stock or any other class of capital stock was acquired by the holder, and (iii) if required under applicable state law, such shares may not be voted by such unsuitable person and no dividends or distributions of any kind may be made on such shares to such unsuitable person.

Insurance

     The Company carries commercial general liability coverage on the properties it operates. The Company also carries property insurance on an actual cash value basis covering the cost of direct physical damage.

ITEM 2.  DESCRIPTION OF PROPERTY
--------------------------------

     The Company owns the Gold Rush truck stop facility and the building in which the video poker casino is operated. This property is subject to a mortgage having a remaining principal balance of $612,651 at December 31,

1998, and which requires monthly payments of principal and interest of approximately $22,814 through June 20, 2001, at which time the note will be paid in full. This property is further described under Item 1 - "Description of Business --Operation of Truck Stop Facilities", "-- Assignment to OM Operating, L.L.C." and "-- Operation of Video Poker Casinos". Reference is hereby made to these sections for a description of this property and the Company's various rights relative to this property.

     A description of the various agreements under which the Company or Operator operates and manages the two other truck stop facilities and participates in the ownership of the four other truck stop video poker casinos, and a description of the River Port lease, is also included under Item 1--"Description of Business -- Operation of Truck Stop Facilities", "--Assignment to OM Operating, L.L.C." and "-- Operation of Video Poker Casinos". Reference is also hereby made to these sections for a description of those agreements and the Company's various rights relative to the truck stops.

     The Company's principal executive office is located in Dallas, Texas. The Company leases approximately 5,645 square feet pursuant to a 72 month lease (commencing November 1996) which provides for a rental rate of approximately $4,704 per month. The Company subleases approximately 2,015 square feet of its office space to International for $1,595 per month pursuant to a month to month verbal agreement.

ITEM 3.  LEGAL PROCEEDINGS
--------------------------

     T.B. Guillory ("Guillory") et al versus North American Gaming and Entertainment Corporation and O.M. Operating, LLC, 27th Judicial District Court, St. Landry Parish, Louisiana. The preliminary question to be decided by the court was whether the option to renew the term of the contract of lease on King's Lucky Lady Truck Stop was in compliance with the requirements of the Louisiana Civil Code governing the validity of such options. The validity of the option was assailed on grounds that the alleged failure of the option to stipulate a price rendered it invalid. On March 3, 1998, the court rendered judgment against the Company and Operator on the grounds that the failure to stipulate a price rendered the option invalid, and the Company and Operator were ordered to vacate the premises effective April 30, 1997. The Company and Operator filed an appeal of this judgment. The Third Circuit Court of Appeals heard the appeal on November 6, 1998 and upheld the ruling of the trial court that the renewal option was not valid. The Company and Operator appealed to the Supreme Court of Louisiana which refused to review the Court of Appeals' decision on March 29, 1999. The Company and Operator have no further right to appeal the decision that the lease will not be renewed. During the course of the litigation, Operator was ordered by the court to escrow 50% of the monthly operating profit generated by King's Lucky Lady, and effective from the date of the judgment on March 3, 1998 Operator was required to escrow 100% of the operating profit. As of March 1, 1999, Operator had placed in escrow $775,595 for the period from May 1997 through February 1999. Operator and the Company also petitioned the court to grant a management fee for services from April 30, 1997 through the date the appeal was concluded and also asserted a claim for damages for unjust enrichment against Guillory. On March 31, 1999, the parties agreed to a full settlement regarding the remaining outstanding issues including the ownership of the escrowed funds. As a result of the settlement, the Company and Operator agreed to vacate the property effective 12:01 a.m., April 1, 1999. Under the terms of the settlement, the Company and Operator will receive $325,000 from the escrow fund and will be entitled to 20% of the net profits of King's Lucky Lady for the month of March 1999. All remaining claims were dismissed.

     Harry Woodall, et al v. North American Gaming and Entertainment Corporation, Civil Action No. 98-1503 S, United States District Court, Western District of Louisiana, Shreveport Division, which was removed to federal district court on August 17, 1998. This suit represents a suit for declaratory judgment by former holders of Class A Preferred Stock seeking to have the court order that accrued dividends thereon must be paid. This suit will be dismissed with prejudice by the plaintiffs in connection with the consummation of the Settlement Agreement.


ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
------------------------------------------------------------

None.

                                    PART II

ITEM 5.  MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS
-----------------------------------------------------------------

     The Company's Common Stock is traded over-the-counter and quoted from time to time in the OTC Bulletin Board "pink sheets" under the trading symbol "NAGM". Consequently, there is currently no established public trading market for the Company's Common Stock. The following table sets forth the range of high and low bid prices as reported by the OTC Bulletin Board for the periods indicated. Such quotations represent inter-dealer prices without retail markup, markdown, or commission, and may not necessarily represent actual transactions.

                                                 Bid Price
                 Calendar Years             -------------------
                   by Quarter                 High        Low
                 --------------             -------     -------
     1998           First                   $  1/32     $  1/32
                    Second                     3/16        1/32
                    Third                      1/10        1/16
                    Fourth                     1/16        1/20


     1997           First                   $  5/32     $   1/8
                    Second                     9/16        5/32
                    Third                      5/32        3/32
                    Fourth                     3/32        1/32

     At December 31, 1998, the Company had approximately 3,270 common stockholders of record.

     The Company has not paid cash dividends on Common Stock during the last two years and the Board of Directors of the Company does not currently intend to pay cash dividends on Common Stock in the foreseeable future. The Company may not declare or pay dividends on Common Stock if there are accumulated and unpaid dividends on Class A Preferred Stock. From October 17, 1994 through May 31, 1996, the outstanding Class A Preferred Stock bore a dividend of $.30 per annum (payable monthly), an annual dividend of $480,000 because all 1,600,000 shares
were outstanding.   The Company is $780,000 in arrears on dividends on its Class
A Preferred Stock as of December 31, 1998, although effective as of March 31, 1999, $332,982 of such accrued dividends were cancelled pursuant to the Settlement Agreement. These dividends will accumulate and be payable in full prior to any distributions on the Common Stock. Simultaneously with the closing of its acquisition of GalaxSea on June 10, 1996, the Company restructured its existing, outstanding Class A Preferred Stock by redeeming 313,000 of the 1,600,000 outstanding shares for a $939,000 subordinated debenture, placing an agreed moratorium on the accrual of dividends until June 10, 1998 and obtaining from the holders of Class A Preferred Stock the right to force conversion of the remaining 1,287,000 shares of Class A Preferred Stock into 8,240,000 shares of Common Stock at any time prior to June 10, 1998. Effective June 4, 1998, 872,714 shares of Class A Preferred Stock were converted by the Company into 5,587,544 shares of Common Stock and the remaining 414,286 shares of Class A Preferred Stock were converted by the Company into 2,652,456 shares of Common Stock effective July 3, 1998.

     As of March 31, 1999, the Company was 26 principal payments in arrears (a total of $1,062,746 in principal is past due; interest has not been paid since July 31, 1998, and an aggregate of $56,600 in interest is past due) to International Tours, Inc. ("International") on the promissory note issued to International by the Company as partial consideration for the I.T. Cruise acquisition. The note had an original principal balance of $1,400,000, requires monthly payments of principal and interest of $50,000, had an unpaid principal balance of $1,062,746 at March 31, 1999 and is secured by a pledge of the outstanding capital stock of I.T. Cruise and GalaxSea owned by the Company. On March 22, 1999, International agreed to allow the $1,119,346 then accrued and owed to it to continue to remain outstanding (with interest accruing thereon) until the earlier of January 1, 2000 or the time that excess cash flow is available to pay such amount (or any portion thereof) and, further, granted relief to the Company to allow it to pay the lesser of $50,000 per month or excess available cash flow, until January 1, 2000, at which time any accrued amounts will be due and payable and the regular $50,000 scheduled monthly payments will recommence. Until such time as the regular scheduled payments on the International note recommence and the International note is current, all payments are suspended on the subordinated debentures issued by the Company in connection with the redemption of 313,000 shares of Class A Preferred Stock, which have aggregate remaining principal balances of $514,067 and accrued interest of $92,376 at March 31, 1999 (after cancellation of the remaining principal of $382,279 owing on debentures in the original principal amount of $400,859.61, and $68,810 of accrued interest as part of the Settlement Agreement), and require aggregate payments of principal and interest of $11,250 per month until July 1, 1997, $31,114 per month, from July 1, 1997 through December 31, 1997, and $16,670 per month thereafter. As of March 31, 1999, 23 monthly payments, for a total of $700,729 (after the redemption of debentures in accordance with the Settlement Agreement), have not been made pursuant to the subordinated debentures. The subordinated debentures and the amounts unpaid are expressly made subordinate to the International note as well as other senior debt of the Company. Until the International note is paid in full and the subordinated debentures are paid in full, the Company is prohibited from paying dividends on its Common Stock.

ITEM 6.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION
------------------------------------------------------------------

Liquidity and Capital Resources

     Present Cash Shortfall. As of January 1, 1999, the Company was 24 months in arrears (a total of $986,111 of principal and $40,430 in interest payable) in payments to International on the promissory note issued to International by the Company as partial consideration for the I.T. Cruise acquisition. The note had an original principal balance of $1,400,000, requires monthly payments of principal and interest of $50,000, had an unpaid principal balance of $1,062,746 at January 1, 1999, and is secured by a pledge of the outstanding capital stock of I.T. Cruise and GalaxSea owned by the Company.

     The cash flow currently being generated by the Company is presently not sufficient to allow it to make the required payments on the International note and to continue to remain current on its other indebtedness and payables. Consequently, International has agreed to allow the$1,119,346 accrued and owed at April 1, 1999 to it to continue to remain outstanding (with interest accruing thereon) until the earlier of January 1, 2000 or the time that excess cash flow is available to pay such amount (or any portion thereof) and, further, has granted relief to the Company to allow it to pay the lesser of $50,000 per month or excess available cash flow, until January 1, 2000, at which time any accrued amounts will be due and payable and the regular $50,000 scheduled monthly payments will recommence. Until such time as the regular scheduled payments on the International note recommence and the International note is current, all payments will be suspended on the subordinated debentures issued by the Company in connection with the redemption of 313,000 shares of Class A Preferred Stock, which have aggregate remaining principal balances of $514,067 and accrued interest of $92,376 at April 1, 1999 (after cancellation of the remaining principal balance of $382,279 owing on debentures in the original principal amount of $400,859.61 and $68,810 of accrued interest as part of the Settlement Agreement). These debentures require aggregate payments of principal and interest of $11,250 per month until July 1, 1997, $31,114 per month from July 1, 1997 through December 31, 1997 and $16,670 per month thereafter and are expressly made subordinate to the International note as well as other senior debt of the Company. The Company believes that the relief granted by International will allow it to meet its cash flow obligations during 1999. Further, the Company plans to enter into negotiations with International and the holders of the subordinated debentures to attempt to negotiate a revised payment schedule for all of the Company's indebtedness to such persons which will accommodate the Company's expected cash flow. Any such revised schedule will need to be flexible enough to anticipate revenue fluctuations due to seasonal changes in revenue and to anticipate the loss of the King's Lucky Lady truck stop and video poker casino, the restructuring of the Company's revenue and profits interests in OM Operating, L.L.C. and River Port Truck Stop, LLC (see "Item 1 -- Description of Business -- Restructure of OM Operating, L.L.C. and -- "Restructure of River Port Truck Stop, LLC"), and any loss of additional video poker devices at any of the Company's video poker casinos as a result of reduced fuel sales. The Company believes it will be able to negotiate a satisfactory revised payment schedule by the middle of the second quarter of 1999, but there can be no assurance. If not, it is possible that the Company might continue to experience certain cash shortfalls in 1999, depending on the level of revenues generated from the Company's operations. It is not possible to predict whether such cash shortfalls might be experienced, but the Company believes its cruise operations will contribute positive cash flow as it continues to mature and it is possible that no cash shortfalls will be experienced even if no revised payment schedule is negotiated, although there can be no assurance.

     As described in "Item 1 -- Description of Business", the structure of Operator and River Port LLC and the various interests (including revenue and profits interests) of the Company in Operator and River Port LLC have been restructured in an attempt to satisfy certain concerns raised by the Division. The Company believes the further restructuring of Operator and River Port LLC addresses the concerns raised by the Division. The Company has submitted to the Division and Gaming Control Board the documents effecting the further restructure of Operator and River Port LLC for their review in connection with Operator's license renewal request and the granting of a license to River Port LLC. There can be no assurance that the Gaming Control Board will agree with the Company's conclusion that Operator and River Port LLC, as restructured, comply with the residency requirements of the Louisiana Act, but the Company believes the Gaming Control Board will agree with the Company's conclusion. Any adverse ruling by the Gaming Control Board could further compound the Company's cash flow situation and possibly result in the inability to meet its scheduled debt payments, even as revised. The Company does not believe the review will result in further material adverse changes in Operator's or River Port's structure, but it cannot predict the results of the review until the review is completed. See also, "Item 1 -- Description of Business -- Restructure of OM Operating, L.L.C.", --"Restructure of River Port Truck Stop, LLC, -- "Regulation and Licensing - Gaming Operations -- Louisiana -- Establishment License" and --"Recent Changes in Louisiana Act" for a discussion of the strict enforcement of the Louisiana Act and the perceived anti-gaming sentiment in Louisiana within certain segments of the population and with certain politicians, which sentiment may also impact the review of Operator and River Port LLC and any possible further restructuring of Operator or River Port, or even a possible loss of Operator's license to operate the video poker casinos and the inability of River Port LLC to obtain a license to operate its video poker casino.

     The Company will seek to meet its long-term liquidity needs primarily through cash flow from operations, restructuring its payment obligations on certain debt described above, additional borrowings from the Company's traditional lending sources and possible sales of equity or debt securities. While the Company believes it will be able to generate and obtain the necessary capital to meet such needs if it is able to satisfactorily restructure its payment obligations as described above, there can be no assurance that all of such capital will be available on terms acceptable to the Company, which could delay or cause the Company to postpone certain planned activities.

     General Condition. The Company ended fiscal 1998 with $281,109 in cash and other current assets amounting to $510,590, including accounts receivable (net) of $270,525, inventories and prepaid expenses of $170,899, and current notes receivable of $39,166. The Company also reflected an asset of $675,488 representing the 51% interest of Williams in Operator as of December 31, 1998. The Company's total liabilities were $6,469,428 at December 31, 1998, including accounts payable and accrued liabilities of $1,114,966, current notes payable of $2,357,498, long-term notes payable of $1,446,749 and preferred stock dividends payable of $780,000. The Company also reflected a liability of $770,215 representing the 51% interest of Williams in Operator as of December 31, 1998. The Company's liabilities increased $1,051,745 from $5,417,683 at December 31, 1997 to $6,469,428 at December 31, 1998. This increase was comprised of increases in current liabilities of $180,145 and other notes totaling $36,024, an increase due to construction of the River Port Truck Stop amounting to $1,465,409, reductions in liabilities from payments on long and short-term debt to banks and equipment manufacturers totaling $241,167, payments on the Ozdon notes issued for the stock purchase of the Gold Rush of $334,558, note reductions related to the acquisition of I.T. Cruise and GalaxSea of $54,108.

     Accounts payable and accrued liabilities of $1,114,966 included $583,193 in trade payables, state franchise taxes of $105,626, casino distributions of $122,510, payroll and payroll taxes of $92,544, an income tax credit of $100,313, accrued interest of $188,273, and $125,887 accrued indebtedness on the River Port construction loan.

     The current portion of other notes payable totaling $2,357,498 includes $541,336 related to the acquisition of I.T. Cruise and GalaxSea; $99,736 payable to a bank for the construction of the Pelican Palace and the purchase of the Lucky Longhorn; $203,762 payable to Class A Preferred shareholders; $47,255 in equipment leases and other notes; $1,465,409 payable to a bank for the construction of the River Port Truck Stop.

     Long-term debt of $1,446,749 includes $187,233 payable to a bank for the construction of the Pelican Palace and the purchase of the Lucky Longhorn; $692,584 payable to Class A Preferred shareholders; $537,060 related to the acquisition of I.T. Cruise and GalaxSea; and $29,872 in equipment leases and other notes.

     In July 1993, OM Investors, Inc. committed to loan $1,450,000 to the Curray Corporation ("Curray") for the construction of the Pelican Palace truck stop and video poker facility in Toomey, Louisiana. Construction was commenced in 1993 and substantially completed in March 1994. The $1,450,000 loan was evidenced by a promissory note payable to the Company which was paid-in-full as of May 31, 1996. Under the Operating and Financing Agreement with Curray, 70% of the net income from the operation of the facility was dedicated to the repayment of the note. Now that the note receivable from Curray is paid-in-full, net income is split 50% to the Company and 50% to Curray.

     Effective July 1, 1996 the Company entered into a sublease agreement with New Orleans Video Poker, Inc. ("NOVP") to sublease and manage The Diamond Jubilee video poker casino and truck stop in New Orleans, Louisiana. This sublease provides for a 50/50 split between the Company and NOVP of the net cash flow generated by the Diamond Jubilee. The sublease further provides for the Company to assume the outstanding liabilities of NOVP, exclusive of notes payable to the principals of NOVP, as the purchase price for 50 video poker
devices and an automated teller machine.   The Company has the option to
purchase NOVP's 50% share of the cash flow. The transaction also included the issuance of 450,000 shares of common stock in the Company to NOVP.

     At December 31, 1998, property and equipment (net) at truck stops, video poker facilities, cruise marketing and corporate offices totaled $945,127.

     Effective June 10, 1996, the Company acquired GalaxSea and I.T. Cruise, companies engaged in the cruise travel industry. Cruise revenue as reported is presented on an accrual basis, and is estimated based on the receipt of quarterly cash payments of previous years actual revenue; adjusted for seasonal variations. Cruise revenue is comprised of overrides and commissions on cruise sales generated by I.T. Cruise from the International network and GalaxSea's franchise system. The Cruise lines make payments of overrides and commissions on a quarterly basis which are received 30-45 days following the end of each quarter. Bonus overrides and commissions are paid by the cruise lines on an annual basis, which are received 30-45 days into the next calendar year. GalaxSea franchisees are billed monthly for license fees.

     Intense competition for the business of gaming patrons in Louisiana and Mississippi resulted in a decline in operating profit margins during 1998. It is expected that the profit margins may continue to be adversely affected, and that various gaming establishments may be forced to close because they cannot compete effectively at such reduced margins. The Company believes it will be able to maintain a competitive position by carefully managing expenses and cash flow, but there can be no assurance.

     At the general election held on November 5, 1996, all parishes in which the Company operates video poker casinos voted to continue truck stop video poker. The local option initiative gave the voters in each parish the right to decide what forms of gaming they want to continue in their parish.

Results of Operations

Net Income for the twelve months ended December 31, 1998.

     Company operations resulted in a net loss before income taxes of $213,771 for the twelve months ended December 31, 1998, a decrease of $368,593 from 1997's income of $154,822. The GalaxSea and I.T. Cruise marketing and franchise operations recorded a loss of $186,981 in 1998 compared to 1997's loss of $236,926. On June 1, 1997 the Company began recording retail revenues as a result of operating the existing convenience store and fuel facility at the River Port Truck Stop in Port Allen, Louisiana, with a resulting operating loss of $44,019 for 1997 and $149,388 for 1998. The Company's operating profit before depreciation, amortization and interest expense amounted to $1,219,177 for 1998, up 4% from 1997's $1,245,054.

Revenues totaled $25,349,736 for 1998 compared to $23,806,042 for 1997, up 6.5%.

     Video Poker revenues totaled $15,704,231 for 1998, up $756,991, or 5% from 1997's $14,947,240. Gains were achieved at most all locations; Pelican Palace - $430,209; the Gold Rush - $114,342; King's Lucky Lady -$227,449; Lucky Longhorn - $261,140; and Diamond Jubilee - $20,904. Declines in video poker revenue were experienced at Stelly's - $183,853 from 1997 to 1998, due to its closing and the Route Operations of $113,201. Video poker revenue production by location for 1998 and 1997 was as follows:

     Lucky Longhorn, Vinton, LA - $3,777,237 in 1998 and $3,516,099 in 1997, up
7%; resulting in average daily revenue per device (50 devices) of $207 for 1998 compared to 1997's $193.

     Pelican Palace, Toomey, LA -$3,523,383 in 1998 and $3,093,173 in 1997, up
14%; resulting in average daily revenue per device (50 devices) of $193 for 1998 compared to 1997's $170.

     Gold Rush, in Opelousas, LA - $3,184,433 in 1998 and $3,070,091 in 1997, up
4%; resulting in average daily revenue per device (50 devices) of $174 for 1998 compared to $168 for 1997.

     Diamond Jubilee, in New Orleans, Louisiana - $2,419,866 in 1998 and $2,398,962 in 1997, up 1%; resulting in average daily revenue per device (on an average of 38.7 devices) of $171 for 1998 compared to $161 per device (40.9 devices) for 1997.

     King's Lucky Lady, Port Barre, LA - $2,573,430 in 1998 and $2,345,981 in 1997, up 10%; resulting in average daily revenue per device (50 devices) of $141 for 1998 compared to 1997's $129.

     Route Operations - South LA - $225,882 in 1998 and $339,083 in 1997, down 33%; resulting in average daily revenue per device (on an average of 11 devices) of $56 for 1998 compared to average daily revenue per device (on an average of 22 devices) of $42 in 1997.

     Stelly's-LeBeau, LA - closed May 28, 1997 and therefore contributed no revenue for 1998 and added $183,853 to the revenue stream in 1997; resulting in average daily revenue per device (16 devices) of $78 for 1997.


     Retail revenues from fuel and convenience store, and food and beverage operations amounted to $8,679,063 in 1998 compared to 1997's $7,553,400, an increase of 15%.

     Combined fuel and convenience store sales for 1998 increased $775,427, or 13% to $6,742,315 compared to $5,966,888 in 1997. Fuel sales for 1998 amounted to $5,533,034 making up 63.8% of the Company's retail sales, compared to 1997's fuel sales of $5,016,039 contributing 64.4% of the Company's retail sales. Convenience store retail sales totaling $1,209,281 were up 27% for 1998 versus 1997's $950,849. Growth occurred at the Gold Rush, which reported $3,410,272 in revenue compared to 1997's $3,297,550, up 3%; King's Lucky Lady generated $2,092,273, down 3% from 1997's $2,160,010; and the River Port Truck Stop posted sales totaling $943,383, up 85% from 1997's $509,328 (June through December). The Diamond Jubilee Truck Stop generated sales of $296,387 for the period August 10, 1998 through December 1998.

     1998 food and beverage sales increased $350,236, or 22% to $1,936,748, compared to $1,586,512 in 1997. Food and beverage sales for each location were as follows: King's Lucky Lady $884,100 in 1998 compared to 1997's $821,342, up 8%; Pelican Palace - $393,389 in 1998 versus $276,764 in 1997, up 42%; Gold
Rush - $478,467 in 1998 compared to $419,205 in 1997, up 14%; and The Diamond Jubilee - $180,792 in 1998 compared to $69,201 for 1997, up 161%.


     Cruise revenues generated by I.T. Cruise and GalaxSea totaled $966,442 in 1998 compared to $1,305,402 in 1997. I.T. Cruise revenue resulting from its contracts with International Tours, Inc. amounted to accrued overrides and commissions of $211,086 for 1998 compared to 1997's $212,452. GalaxSea's franchise system revenues was comprised of overrides and commissions of $140,061 in 1998 versus $177,654 in 1997; monthly license fees of $167,661 in 1998 compared to $131,871 in 1997; franchise sales fees of $2,500 in 1998 versus 1997's $28,250; marketing fees totaling $364,548 in 1998 compared to 1997's $664,853; convention and training fees of $68,149 in 1998 compared to $90,422 in 1997. Income resulting from the group department sales totaled $12,437 for 1998.

Casino and Truck Stop Operations

     Casino and Truck Stop Operations recorded a direct operating profit of $2,846,807 in 1998, a decrease of $99,086, or 3%, over 1997's $2,945,893.

     The Gold Rush's casino and truck stop operations produced operating profit of $1,199,545 in 1998 compared to $1,142,331 in 1997, up 5%. Fuel sales averaged approximately 223,000 gallons per month.

     The Lucky Longhorn's operating profit was $622,277 in 1998 compared to $648,338 in 1997, down 4%. The Lucky Longhorn has fourteen competitors in its market area, including a Las Vegas style Native American casino and four river boats. The raising of the legal drinking age statewide from 18 to 21 years of age particularly affected the Lucky Longhorn because it drew many of its customers from the neighboring Longhorn Club entertainment facility and overall customer traffic was reduced at both locations. Fuel sales averaged approximately 296,000 gallons per month.

     The Pelican Palace generated operating profit of $634,209 in 1998 compared to 1997's $554,697, an increase of 14%. The Pelican has fourteen competitors in its market area, including a Las Vegas style Native American casino and four river boats. Fuel sales averaged approximately 163,000 gallons per month.

     King's Lucky Lady's operating profit for 1998 was $561,959 compared to operating profit for 1997 of $492,149, up 14%. See "Item 1 -- Description of Business -- Operation of Truck Stop Facilities -- King's Lucky Lady -Port Barre, Louisiana" for a discussion of the judgement rendered against Company regarding the validity of the it's option to renew the lease on King's Lucky Lady. The Company has filed a suspensive appeal in an effort to reverse this decision. Fuel sales averaged approximately 141,000 gallons per month.

     The Diamond Jubilee generated operating losses of $98,184 in 1998, compared to 1997's profit of $97,604, down 201%; two competitors with a total of 80 video poker devices came into the market during 1997 thus diluting The Diamond Jubilee's market share. See " Item 1 -- Description of Business -- Operation of Video Poker Casinos -- The Diamond Jubilee - New Orleans, Louisiana" for a discussion of the loss of 15 devices at The Diamond Jubilee. Average fuel sales were 62,000 for 1998. Increased price competition has affected sales, which resulted in less than the required minimum for the fourth quarter of 1997 (100,000 gallons per month is necessary for 50 devices). The Company operated 50 devices in January 1997; 40 devices from January 1997 through August 1998 and 35 devices from August 1998 through December 1998.

     Route Operations generated operating profit for 1998 of $29,651 compared to operating profit for 1997 of $46,133, down 36%. At December 31, 1998, the Company had 9 devices operating within 4 locations, compared to 1997, when the Company operated 13 devices within 6 locations. The reduction in the number of route locations is the result of the expiration of the initial five year operating leases with tavern owners who have elected to purchase and operate their own video poker devices. The original operating leases had no provision for renewal.

     River Port Truck Stop's operating loss for 1998 was $102,650, a complete calendar year, compared to a loss of $44,019 for 1997 (June through December
1997).  Fuel sales averaged approximately 53,300 gallons per month.

     Stelly's Southern Gold was closed May 28, 1997 and had recorded operating profit through December 31, 1997 of $8,662. Stelly's did not have sufficient fuel sales necessary to operate 16 video poker devices under Louisiana regulations for the previous three quarters, therefore the Louisiana State Police suspended the license to operate video poker devices at this facility on May 28, 1997.

     Cruise Operations

     Combined Cruise Operations recorded an operating loss of $181,734 in 1998, on revenues totaling $966,442. 1997's loss of $236,926 was based on revenues of $1,305,402. A reduction in the volume of marketing promotions accounted for the decrease in revenue from 1997 to 1998.

     GalaxSea's 1998 revenues amounted to $755,358, with an operating loss of $300,425; revenues recorded for I.T. Cruise were $211,084, with an operating profit of $118,691 for 1998.

Expenses totaled $25,563,507 for 1998 compared to $23,651,220 for 1997.

     Video poker operations recorded a direct cost of revenue amounting to $8,871,204 in 1998 and $8,574,423 in 1997, an increase of 3%. This includes fees paid to the State of Louisiana of $5,327,151 (33.9% of video poker revenue) in 1998 and $5,090,508 (34.1% of video poker revenue) in 1997, and profit sharing payments as defined in operating and management contracts of $3,544,053 (22.6% of video poker revenue) in 1998 and $3,483,915 (23.3% of video poker revenue) in 1997.

     Retail operations recorded a cost of revenue related to fuel, convenience store, food and beverage operations totaling $7,065,399 (81.4% of truck stop and convenience store sales) in 1998, compared to $6,304,179 (83.5% of truck stop
and convenience store sales) in 1997.   Fuel cost of goods sold for 1998
amounted to $5,163,881, representing a cost margin of 93.2%, compared to 1997's fuel cost of goods sold totaling $4,722,738, with a cost margin of 94.2%. In order to comply with State regulations governing truck stops, the Company continued to be very competitive in its marketing and pricing of fuel during 1998, in order to maintain and/or increase fuel sales. The regulations require a minimum sales level of 100,000 gallons per month per location, in order to maintain a complement of 50 video poker machines. Convenience store retail cost of goods sold totaling $971,754 (80.0% of sales) up 20% versus 1997's $807,846 (85.0% of sales). In addition, the cost of revenue in food and beverage operations amounted to $929,764, up 20% in 1998 with a cost of goods sold margin of 48.0% compared to 1997's $773,595, with a cost of goods sold margin of 48.8%. The need to remain competitive at all locations requires the setting of lower price points, which in turn results in a significant number of sales at a low dollar value. The State regulations governing truck stops require operation of 50 seat (minimum) restaurants on a 24-hour basis in order to operate 19 or more video poker machines. The Company presently operates three of these low volume restaurants.

     Cruise operations recorded a direct cost of revenue amounting to $417,610 for 1998. This was comprised of marketing, training and promotional expenses totaling $348,377 and royalty fees of $69,233. During 1997 the Company recorded a total of $671,313 in direct costs of revenue.

     General operating and administrative expenses of $7,776,346 in 1998 and $7,078,853 in 1997 represented 30.7% and 29.7% of total revenue for 1998 and 1997, respectively.

     Depreciation and amortization amounted to $630,994 in 1998 and $754,021 in
1997.  Interest expense was $307,187 in 1998 and $336,211 in 1997.   Other
revenue and expense (net) was ($494,767) in 1998, compared to $67,780 in 1997. The Company recorded $503,395 in litigation reserve expense in 1998 (See "Item 1 -- Description of Business -- Operation of Truck Stop Facilities -- Kings Lucky Lady") and $139,660 in 1997.

Comparison of 1998 to 1997

     Video poker revenues increased from $14,947,240 in 1997 to $15,704,231 in 1998, up $756,991 or 5.1%. The Pelican Palace produced $3,523,383 in 1998 versus $3,093,173 in 1997, an increase of $430,207, or 14%. The Gold Rush posted $3,184,433 in 1998 compared with $3,070,091 in 1997, up $114,342, or 4%.
King's Lucky Lady recorded video poker revenues of $2,573,430 in 1998 versus $2,345,981 in 1997, up $227,449, or 10%. The Lucky Longhorn produced $3,777,239 in 1998 as compared to $3,516,099 in 1997, an increase of $261,140, or 7%. The Diamond Jubilee contributed $2,419,866 in revenues in 1998 compared to $2,398,962 in 1997, an increase of $20,905. Declines in Route Operations revenues were $113,202, from $339,083 in 1997 to $225,882 in 1998. Stelly's, closed in May 1997, produced video poker revenue of $183,853 in approximately five months of operation in 1997.

     Retail revenues from fuel and convenience store, food and beverage operations amounted to $8,679,063 in 1998 compared to 1997's $7,553,400, an increase amounting to $1,125,663, or 15%. The cost of revenue related to fuel, convenience store, food and beverage operations increased $761,220, or 12% from $6,304,179 in 1997 to $7,065,399 in 1998. The Company recorded revenues for a full fiscal year in 1998 at River Port, which totaled $943,383, compared to 1997's $509,328.

     General operating and administrative expenses totaled $7,776,346 in 1998 and $7,078,853 for 1997, an increase of $697,493, or 9.9%. This overall increase resulted primarily from payroll, truck stop and casino promotional expenses and new operations.

     Payroll related expenses increased $318,705, or 10%, from $3,177,717 in 1997 to $3,496,422 in 1998. This overall increase in payroll expense was attributable primarily to the increase in Louisiana administration payroll costs of $148,268. The Diamond Jubilee, adding truck stop and restaurant operations for August through December, resulted in an increase in labor costs over 1997 of $143,118. A full fiscal year of operations at the River Port Truck Stop increased payroll by $63,785. All other Louisiana truck stop and casino operations had an increase in payroll of $72,639. The increased minimum to $5.15 per hour was in effect for a full year in 1998 as compared to 3 and one-half months in 1997. Despite these uncontrolled increases, most locations displayed an overall more effective plan to reduce payroll costs. Payroll costs for cruise operations experienced a reduction of $109,105 during 1998.

     Contract and professional services (outside services) expenses amounted to $927,945 in 1998 as compared to 1997's $1,060,033, a decrease of $132,088, or
12%. Legal and accounting fees remained constant at $413,799 in 1998 and $413,695 in 1997. Consulting fees/outside services decreased $132,192.

     Truck stop and casino promotional expenses amounted to $1,187,829 in 1998, up 48%, or $382,932 from 1997's $804,897, consisting of 4.9% and 3.9% of combined truck stop and casino revenue for 1998 and 1997, respectively. This increase in promotional expense was the result of targeted marketing programs to maintain and/or to increase fuel sales and to increase the length of time customers spend in the casino.

     The Company recorded expenses for a full fiscal period for River Port Truck Stop along with five month operating the truck stop and restaurant at The Diamond Jubilee. Direct operating expenses associated with these operations, excluding payroll, outside services and promotional expenses, amounted to $199,053 in 1998 compared to 1997's $81,795, an increase of $117,258, or 143%.
The Diamond Jubilee added $59,469, and River Port was up $57,789 or 71%. Direct operating expenses related to cruise operations, excluding payroll and professional expenses, amounted to $568,242.

     All other expenses totaled $1,396,855 in 1998 compared to $1,271,756, an increase of $125,099, or 10%.

     Depreciation and amortization amounted to $630,994 in 1998 and $754,021 in 1997, a decrease of $123,027, or 16%. Depreciation and amortization on video poker operations, which includes video poker machines, leasehold improvements and revenue interest rights, amounted to $219,909 in 1998 compared to $335,324
for 1997.   Depreciation and amortization on truck stop and convenience store operations totaled $64,896 in 1998 and $59,215 for 1997; and amounted to $13,239 in 1998 versus 1997's $12,990 on corporate assets. Depreciation and amortization related to cruise assets and the acquisition of GalaxSea Cruises and Tours, Inc. and I.T. Cruise, Inc. was $332,950 for 1998 as compared to $346,492 for 1997. Interest expense was $307,187 in 1998 and $336,211 for 1997, a decrease of $29,024, or 8.6%. Combined other revenue and expense (net) totaled a loss of $494,767 in 1998, which includes rental income, interest income, ATM commissions and miscellaneous gains and losses on the disposal of assets. In addition, during 1998 the Company and Operator were subject to a court order which declared that 100% of the operating profit from King's Lucky Lady Casino and Truck Stop must be placed in an escrow account effective March 3, 1998.
This escrow requirement amounted to $503,395 through December 31, 1998 and was recorded as an expense entitled as a "litigation reserve".

Year 2000 Issues

     The Company is aware of the issues associated with the programming code in many existing computer systems as the millennium approaches. The "Year 2000" problem is pervasive. As a result of certain programs being written using two digits rather than four digits to define the applicable year, any of the Company's computer programs that have data sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculation causing disruptions of operations, including among other things, a temporary inability to process transactions, send invoices or engage in normal business activities. The Company has implemented a year 2000 program to review the functionality of the Company's information technology and non-information technology systems and applications beyond 1999 as well as year 2000 issues related to the Company's third-party vendors. The Company operates its video poker devices under a license granted by the Louisiana State Police Video Gaming Division. The Company currently operates 244 video poker machines which are linked to an on-line tracking and accounting system maintained by the Division's technical department. The Division's technical department is currently in the testing stages for an upgrade to its computer system to satisfy the year 2000 compliance issue. The Division installed its new computer system in March of 1999 and will require software upgrades for all video poker "Clerk Validation Terminals". There will be a mandatory chip upgrade during the second quarter of 1999 to coincide with Year 2000 compliance. The expected cost of the chip will be in the $75 to $100 range, which will require the Company to spend approximately $18,600 to $24,800 on hardware, and it is anticipated that to complete the conversion the Company will also incur an estimated amount of $15,000 for labor and testing. The second major system which controls the Company's payrolls is managed by a third party (Automatic Data Processing). The conversion of this system was completed during the third quarter of 1998. Another third party vendor who provides accounting software support (Great Plains Software) has warranted that its software will accurately reflect the change from the year 1999 to the year 2000 and beyond.

The Company integrates all of its execute office systems through a "Novell" Lan software networking environment. The Company has plans to upgrade its current server with software upgrades provided by Novell and intends to upgrade all networked hardware to ensure compatibility and compliance with year 2000 requirements. It is estimated that this conversion will cost approximately $15,000 and is scheduled for completion during the second quarter of 1999.

Computer terminals in use at Louisiana truck stop locations are not currently in full compliance with the year 2000 roll-over requirements. Older personal computers will not support an automatic roll-over to January 1, 2000. It is planned that a BIOS upgrade will be scheduled for all older personal computers to ensure that the units will comply. The estimated cost of BIOS upgrades will not exceed $300 per personal computer, a total of $3,600. The company has identified 12 units which will require a BIOS upgrade. In addition, custom application programs, written internally, will also require an upgrade at an
estimated cost of $10,000.   It is also anticipated that to complete the
conversion and
upgrade, certain hardware purchases might be necessary if old equipment fails to meet the new standards. The Company estimates that this could cost up to $20,000.

The Company's current plan contemplates expenditures totaling $90,000 to implement all conversions to meet year 2000 compliance.

Forward Looking Statements

     Statements that are not historical facts included in this Form 10-KSB are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to differ from projected results. Such statements address activities, events or developments that the Company expects, believes, projects, intends or anticipates will or may occur, including such matters as future capital, debt restructuring, the possible effects of anti-gaming sentiment, the restructuring of Operator and River Port LLC maintaining or increasing fuel sales, compliance with other gaming law requirements, maintaining a competitive position in the Company's markets, pending legal proceedings, business strategies, expansion and growth of the Company's operations, and cash flow. Factors that could cause actual results to differ materially ("Cautionary Disclosures") are described throughout this Form 10-KSB. Cautionary Disclosures include, among others: general economic conditions, the Company's ability to find, acquire, market, develop and produce new properties, the strength and financial resources of the Company's competitors, anti-gaming sentiment, labor relations, availability and cost of material and equipment, the results of debt restructuring efforts, regulatory developments and compliance, and pending legal proceedings. All written and oral forward-looking statements attributable to the Company are expressly qualified in their entirety by the Cautionary Disclosures. The Company disclaims any obligation to update or revise any forward-looking statement to reflect events or circumstances occurring hereafter or to reflect the occurrence of anticipated or unanticipated events.

ITEM 7.  FINANCIAL STATEMENTS
-----------------------------

     The financial statements required by this item begin at Page F-1 hereof.

ITEM 8.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
------------------------------------------------------------------------
FINANCIAL DISCLOSURE
--------------------

     On December 4, 1998, the Company received a letter from its independent accountant, Arthur Andersen LLP, that it was terminating the client-auditor relationship between Arthur Andersen LLP and the Company. There were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to its satisfaction, would have caused it to make reference to such disagreement in its report. A copy of a letter from Arthur Andersen LLP, addressed to the Securities and Exchange Commission, concurring with the Company's statements herein is filed as an Exhibit to this Form 10-KSB. Neither of the reports of Arthur Andersen LLP on the Company's financial statements for the Company's fiscal years ended December 31, 1997 and 1996 contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles.

     Effective February 1, 1999, the Company engaged Sartain Fischbein & Co. as its independent accountant to audit the Company's financial statements.


                                   PART III

ITEM 9.  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
----------------------------------------------------------------------
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-------------------------------------------------

     The following table provides information as of March 31, 1999, with respect to each of the Company's directors and each executive officer:

                                                           Served as Executive
                                                               Officer or
        Name                Age         Position             Director Since
        ----                ---         --------           -------------------

                       Directors and Executive Officers

   E.H. Hawes, II            59     Director (Chairman),          1998
                                    President and Chief
                                    Executive Officer
   Daryl N. Snadon/(1)/      53     Director                      1994

   Richard P. Crane, Jr.     59     Director and Secretary        1994


                   Certain Officers of Certain Subsidiaries

   Ron Blaylock              59     Chairman of I.T. Cruise,      1992
                                    Inc. and GalaxSea Cruises
                                    and Tours, Inc.

   Ted C. Parker             44     President of I.T. Cruise,     1997
                                    Inc. and GalaxSea Cruises
                                    and Tours, Inc.


--------------------

(1)  Member of Audit and Compliance Review Committee.


     E. H. Hawes, II. Mr. Hawes has been the Chairman of the Board, President and Chief Executive Officer of the Company since January 7, 1998. He has been the Chairman of the Board of IT Financial Corporation ("ITFC"), which is the holding company for International Tours, Inc. ("International"), since 1969, and has been the Chairman of the Board of International since 1969. ITFC and International are privately owned corporations engaged in the business of travel agency franchising and travel agency training and schools. Mr. Hawes has also been President of Glacier Petroleum, Inc., a privately owned oil and gas exploration company, since 1971.

     Daryl N. Snadon. Mr. Snadon has been a Director of the Company since January 1994. He has been sole proprietor of Beltway Development Company, a real estate development company, in Dallas, Texas since 1973. Mr. Snadon has also been the Chief Executive Officer of Beltway Construction Incorporated, a general contractor, in Dallas, Texas since 1975, and President of Beltway Management Corporation, a real estate leasing and management company, since 1988. Mr. Snadon holds an undergraduate degree from the University of Missouri and is a graduate of the University of Missouri School of Law.

     Richard P. Crane, Jr. Mr. Crane has been a partner in the law firm of Musick, Peeler and Garrett, Santa Monica, California, since February 1997, and prior to that time was a partner in the laws firms of Crane & McCann, Santa Monica, California, for approximately three years, Crane, Rayle & Lennemann, Santa Monica, California, for approximately two years, and Girardi, Keese & Crane, Los Angeles, California, for 14 years. Mr. Crane has practiced law for over 34 years, seven of which were with the U.S. Attorney General's Office where for five years he was the Attorney in Charge and Chief Trial Counsel of the Organized Crime and Racketeering Section of the Western Regional Office. He has served as a Director and as Secretary of the Company since October 1994. Mr. Crane is also a director of Service Merchandise, Inc. which is a publicly traded company. He is a graduate of Vanderbilt University and holds a law degree from Vanderbilt University Law School.

     Ron Blaylock. Mr. Blaylock served as the President of I.T. Cruise, Inc. ("I.T. Cruise") from June 1993 until October 1997 and has served as Chairman since June 1993. He has also served as Chairman of GalaxSea Cruises and Tours, Inc. ("GalaxSea") since October 1995, and served as President of GalaxSea from October 1995 until September 1996. He has been the President of International since 1970 and the President of ITFC since 1986.

     Ted C. Parker, Jr. Mr. Parker has served as President of both GalaxSea and I.T. Cruise since October 1997 and as Vice President of International since November 1995. He was Vice President and a Director of both GalaxSea and I.T. Cruise from November 1995 until October 1997. He was a consultant for International and the Company from October 1994 until October 1995, and served as President of Western Natural Gas Company (the Company's predecessor) from January 1986 until October 1994. Mr. Parker holds an undergraduate degree from Vanderbilt University and is a graduate of the Southern Methodist University School of Law.

     During 1998, the Board of Directors held two meetings, and took seven corporate actions by unanimous written consent. The Company has an Audit and Compliance Review Committee, but does not have a nominating or compensation committee or any committee performing similar functions.

     The Audit and Compliance Review Committee presently consists of Daryl N. Snadon. This Committee is responsible for serving in an oversight and supervisory capacity in the areas of accounting, auditing, licensing and statutory and regulatory compliance. The Committee did not hold a meeting in 1998.

     Non-officer directors of the Company were paid a fee of $500 for each meeting of the Board attended. In addition, the Company reimburses the directors for their expenses (if any) incurred in connection with their duties as directors.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely upon a review of Forms 3, 4 and 5 furnished to the Company pursuant to Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or upon written representations received by the Company, the Company is not aware of any failure by any officer, director or beneficial owner of more than 10% of the Company's Common Stock to timely file with the Securities and Exchange Commission any Form 3, 4 or 5 relating to 1998.

ITEM 10.     EXECUTIVE COMPENSATION
-----------------------------------

     The following table sets forth the compensation paid by the Company for services rendered during the fiscal years ended December 31, 1998, 1997 and 1996, and the number of options granted, to the Chief Executive Officer of the Company, and the value of the unexercised options held by such Chief Executive Officer on December 31, 1998. No other executive officer of the Company received remuneration in excess of $100,000 during 1998.

                          Summary Compensation Table


                                                 Long Term
                                Annual          Compensation-
   Name and                  Compensation        Securities             All
   Principal                --------------       Underlying            Other
   Position         Year    Salary   Bonus   Options or Warrants    Compensation
   ---------        ----    --------------   -------------------    ------------

E. H. Hawes, II,    1998    $ -      $ -             -              $63,125/(1)/
 Chief Executive    1997      -        -             -               37,500/(1)/
 Officer            1996      -        -             -

--------------------

(1) Represents a consulting fee paid by the Company under a Consulting Agreement which terminated January 14, 1998. Since January 14, 1998, Mr. Hawes has received no compensation from the Company.

                            Option/SAR Grant Table
                (Option/Warrant/SAR Grants in Last Fiscal Year)



                 Number of
                 Securities    Percent of
                 Underlying      Total                    Market
                 Options or  Option/Warrant   Exercise    Price
                  Warrants     Granted to       or        on Date
                  Granted     Employees in   Base Price  of Grant    Expiration
    Name             #        Fiscal Year      ($/Sh)     ($/Sh)        Date
    ----         ----------  --------------  ----------  ----------  ----------
E. H. Hawes, II      -             -         $   -       $    -          -


            Aggregated Option/Warrant/SAR Exercises in Last Fiscal
                       Year and FY-End Option/SAR Values


                                                                    Value of
                                                                  Unexercised
                   Shares               Number of Securities     In-the-Money
                  Acquired             Underlying Unexercised  Options/Warrants/
                     on       Value    Options/Warrants/SARs     SARs at 1998
                  Exercise   Realized     at 1998 FY-End            FY-End
   Name               #         $                #                     $
   ----           ---------  --------  ----------------------  -----------------

E. H. Hawes, II     None       None              -                    $ -


ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------------

     The following table sets forth certain information regarding the ownership of Common Stock as of March 31, 1999, by each stockholder known to the Company to own beneficially more than five percent of the outstanding Common Stock, each current director, and all executive officers and directors as a group, based on information provided to the Company by such persons. Except as otherwise stated, each such person has sole investment and voting power with respect to the shares set forth in the table:


            Name and Address
           of Beneficial Owner           Number of Shares      Percent /(1)/
           -------------------           ----------------      -------------

      International Tours, Inc./(2)/        17,386,960             41.6
      13150 Coit Road
      Suite 125
      Dallas, Texas 75240

      I.T. Financial Corporation/(2)/       17,579,286             42.1
      13150 Coit Road
      Suite 125
      Dallas, Texas 75240

      Hawes Partners/(2)/                   17,579,286             42.1
      Shangri-La Vista Tower
      Route 3
      Afton, Oklahoma 74331

      E.H. Hawes, II/(2)/                   17,581,620             42.1
      Shangri-La Vista Tower
      Route 3
      Afton, Oklahoma 74331

      A. Keith Weber/(2)/                   17,673,015             42.3
      2411 W. 59th Street
      Mission Hills, Kansas 66208

      Ron Blaylock/(2)/                     17,585,120             42.1
      13150 Coit Road
      Suite 125
      Dallas, Texas 75240

      Lamar E. Ozley, Jr./(3)/               2,054,329              4.9
      6306 Mill Point Circle
      Dallas, Texas  75248

      Donald I. Williams/(4)/                2,553,000              6.1
      P. & J. Williams, L.L.C.
      903 East Main
      New Roads, Louisiana  70760

      D.W. Morton, Ltd./(5)/                 2,454,354              5.9
      Delwin W. Morton
      Brevely G. Morton
      777 #. 15th Street
      Plano, Texas 75074

      Daryl N. Snadon/(6)/                     535,666              1.3
      15280 Addison Rd., Ste 300
      Dallas, Texas  75248

      Richard P. Crane, Jr./(7)/               785,556              1.9
      530 Wilshire Blvd., Ste. 400
      Santa Monica, California 90401

      All Executive Officers and            18,902,842             44.7
      Directors as a Group
      (3 persons)/(6)(7)/

--------------------

(1) The percentage of outstanding shares in based on 41,788,552 shares outstanding as of March 31, 1999. In connection with the Settlement Agreement, 8,167,632 shares of Common Stock will be repurchased and retired by the Company. It is anticipated that such repurchase and retirement will occur immediately following the annual meeting of the stockholders to be held in May or June 1999. Upon such repurchase and retirement, the ownership percentage of each stockholder (other than Donald I. Williams and P. & J. Williams L.L.C., whose shares will be repurchased and retired) reflected above will increase.

(2) International Tours, Inc. ("International") owns 17,386,960 shares of Common Stock of record and beneficially. I.T. Financial Corporation ("ITFC"), E. H. Hawes, II, A. Keith Weber and Ron Blaylock own of record and beneficially 192,326, 2,334, 93,729 and 5,834 shares of Common Stock, respectively. Hawes Partners is a partnership one-third owned by each of Messrs. Hawes, Weber and Blaylock. ITFC and Hawes Partners beneficially own approximately 49.38% and 48.14%, respectively, of the outstanding capital stock of International, and Hawes Partners beneficially owns approximately 65% of the outstanding capital stock of ITFC. Consequently, the 17,386,960 shares of Common Stock owned of record and beneficially by

     International may also be deemed to be beneficially owned by each of ITFC, Hawes Partners and Messrs. Hawes, Weber and Blaylock, and are reflected accordingly in the table above for their respective ownership positions. Each of ITFC, Hawes Partners and Messrs. Hawes, Weber and Blaylock disclaim beneficial ownership of any of the other shares of the Company referenced in this note not owned of record by that person or entity. Ted C. Parker, Jr., an officer of International and the President of GalaxSea and I.T. Cruise, owns 1,243,334 shares of Common Stock of record and beneficially. Mr. Parker's shares are not included in the table above for the ownership positions of International, ITFC, Hawes Partners or Messrs. Hawes, Weber and Blaylock, and each of such persons and entities disclaims beneficial ownership of Mr. Parker's shares, and Mr. Parker disclaims beneficial ownership of any of the shares owned by any of such persons or entities.

(3) Includes 12,000 shares owned of record and beneficially by Mr. Ozley's spouse, and 100,000 shares owned of record by his spouse as custodian for their minor son under the Uniform Transfer to Minors Act. Mr. Ozley disclaims beneficial ownership of these 112,000 shares.

(4) Includes 824,000 shares of Common Stock owned of record and beneficially by Mr. Williams, 1,279,000 shares of Common Stock owned of record and beneficially by P. & J. Williams, L.L.C., a limited liability company for which Mr. Williams serves as sole manager and owns 1% and his two adult daughters own 49% each and his wife owns 1%, and 450,000 shares of Common Stock owned of record by New Orleans Video Poker, Inc., a corporation 50.1% owned by Mr. Williams and his wife, and for which they serve as the sole directors and Mr. Williams serves as President and Secretary. Mr. Williams may direct the voting, or share in the direction of the voting, of these shares and, therefore, is deemed to beneficially own these shares. All of the shares will be repurchased and retired by the Company as described in Note (1), above.

(5) D. W. Morton, Ltd. is a Texas limited partnership for which Delwin W. Morton and his wife, Brevely G. Morton, serve as general partners. D.W. Morton, Ltd. owns of record and beneficially 1,610,100 shares of Common Stock. Mr. and Mrs. Morton may direct the voting, or share in the direction of the voting, of these shares and, therefore, are deemed to
     beneficially own these shares with D. W. Morton, Ltd.   Mrs. Morton owns of
     record and beneficially 844,254 shares of Common Stock. Mr. Morton and D.W. Morton, Ltd. disclaim beneficial ownership of the shares owned by Mrs. Morton.

(6) These shares are pledged as collateral on a note payable to Mr. Snadon's former wife.

(7)  Includes a vested option to acquire 500,000 shares.


ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------

     First Restructure of OM Operating, L.L.C. Louisiana law requires a device operator's license in order to own and operate truck stop video poker devices, and further requires that a licensed device owner and operator be at least majority owned by Louisiana residents. Following the merger ("Merger") of the Company and OM, there could be no assurance that the Company would be majority owned by Louisiana residents, and if not, then OM would not be deemed majority owned by Louisiana residents and would lose its device operator's license to operate and manage its truck stop video poker casinos. Consequently, on the effective date of the Merger, OM contributed and assigned to OM Operating, L.L.C. ("Operator") all of its rights, duties and obligations to operate OM's existing video poker casinos and its tavern route, and Operator became the licensed device operator. Operator is a Louisiana limited liability company organized by OM and Donald I. Williams ("Williams"), a former director and Vice President of OM until the effective date of the Merger. Operator was initially owned 51% by Williams and 49% by the Company, as successor in merger to OM.

     In addition to contributing and assigning the right to operate the video poker casino and tavern route operations to Operator, the Company, as successor in merger to OM, also contributed and assigned all of its interest in 259 video poker devices and related operating assets, subject to approximately $861,098 of debt (as of the effective date of the Merger) which Operator agreed to pay. In each of 1995 and 1996, the Company contributed and assigned an additional 50 devices and related operating assets subject to approximately $91,100 and $96,050 of debt, respectively, with respect to the Company's acquisition of Ozdon Investments, Inc. and the sublease with New Orleans Video Poker, Inc., and funded approximately $44,300 and $7,400 in leasehold improvements during 1998
and 1997, respectively.   In exchange for its contributions and assignments, the
Company was entitled to a 49% net profits interest in Operator and a special gross income allocation and distribution equal to 20% of the net revenues generated from operation of the video poker devices. For this purpose, net revenues means total money played in all devices, less all payout of winnings and less all gaming and device taxes and fees payable to the State of Louisiana. Operator is responsible for all operational costs and expenses of the video poker casinos and the tavern route, including labor, maintenance, repair and its share of the rental or other percentage fees payable to the owners of the truck stop facilities in which the casinos are located pursuant to the contracts between the Company and such owners, the casino operations portion of which were assigned by the Company to Operator.

     Effective April 15, 1998, the Company and Williams entered into Amendment No. One (the "Amendment") to the Operating Agreement (the "Operating Agreement") of Operator to effect a restructuring of Operator which the Company believed effectively addressed certain preliminary questions and concerns raised by the Louisiana Gaming Control Board ("Gaming Control Board") and the Video Gaming Division of the Gaming Enforcement Section of the Office of State Police within the Department of Public Safety and Corrections (the "Division") in their review of Operator's application for renewal of its license to operate video poker casinos. The Company elected to voluntarily effect the restructure of Operator even though the Gaming Control Board had not made a final determination whether Operator's existing structure satisfied the Louisiana residency requirements of the Louisiana Video Draw Poker Devices Control law and the Rules and Regulations promulgated thereunder (the "Louisiana Act"). The Company believed its existing structure satisfied such residency requirements, but believed the restructure of Operator would make an even stronger case that Operator satisfied such requirements and allay any concerns and questions which the Gaming Control Board or Division might have in this regard.

     The Amendment deleted several provisions of, and added several new provisions to, the Operating Agreement, and certain related transactions were agreed upon to effect the restructure of Operator. Among these provisions and transactions are the ones discussed in the following paragraphs.

     The Company contributed to Operator the Company's right to a 20% special gross income allocation and distribution in exchange for 99% of the ownership interests in Operator, and then immediately and simultaneously assigned 50% of the ownership interests in Operator to Williams in exchange for a $4,000,000 nonrecourse note (the "Note") payable by Williams to the Company, so that immediately thereafter Williams owned 51% and the Company owned 49% of the ownership interests in Operator, the Company no longer had a 20% gross income allocation and distribution right, and Williams owed the Company $4,000,000 pursuant to the Note. The Note was payable solely from cash flow distributions made by Operator to Williams from the existing five video poker casinos operated by Operator (less an amount to allow Williams to pay his federal and state income taxes on Operator's net taxable income attributable to such casinos), and was secured by his 51% ownership interest and all cash flow distributions made to him with respect to the five existing video poker casinos. The principal balance of the Note was automatically reduced pro-rata (at percentages agreed upon based on 1997 net operating income of each casino) if Operator lost the right to operate any of the five existing video poker casinos.

     Williams and the Company agreed to appoint George J. Akmon, who was the Executive Vice President and Chief Financial Officer of the Company, as the Manager of Operator, to replace Williams, the previous Manager. The Manager was responsible for all routine, daily operational decisions. Decisions such as incurring debt, selling or buying devices, entering into additional agreements to operate video poker devices, amending existing agreements, and other material, nonroutine decisions required the approval of 65% of the ownership interests in Operator. Until the Note was paid in full, the Company had the right to remove and appoint a new Manager with the concurrence of Williams, and was required, at the request of Williams, to remove and replace any Manager who failed to satisfactorily perform his duties. Once the Note was paid in full, Managers were to be elected by the owners of at least 65% of the ownership interests in Operator.

     On April 15, 1998, the Company and Operator entered into a Consulting and Administrative Agreement (the "Consulting Agreement") pursuant to which the Company agreed to provide consulting and administrative services relating to the daily management of each of Operator's video poker casinos. The Company was to receive a fee of $400,000 per year for rendering such services, reduced by $50,000 for each existing video poker casino Operator lost the right to operate, and increased by $50,000 for each new video poker casino operated by Operator during the term of the Consulting Agreement. The Consulting Agreement expired on the later of April 15, 2002 or the date the Note was paid in full, provided the Company had an option to extend the Consulting Agreement for an additional six years, unless the Note was not paid in full within six years, in which case the extension was reduced so the maximum term of such extension, when added to the original term, did not exceed 12 years. The fee payable during any extension term was to be agreed upon by the Company and Operator (acting at the direction of Williams), and if they could not reach agreement, they agreed to submit the issue to binding arbitration so that a reasonable fee would be determined by binding arbitration.

     Williams and Operator also entered into an Employment Agreement on April 15, 1998 pursuant to which Williams was to receive an annual salary of $250,000, would be eligible to participate in any employee benefit plans of Operator, would be furnished the use of a company automobile and would be reimbursed for expenses incurred on behalf of Operator during the course of his employment.
The Employment Agreement was to terminate on the later of April 15, 2002 or the date the Note was paid in full.

     The Company agreed to lease to Operator the land and buildings constituting The Gold Rush Truck Stop. The lease was effective April 15, 1998 and was a triple-net lease pursuant to which Operator was responsible for property taxes, insurance and all repairs and maintenance, except for the foundation, outer walls and roof, for which the Company was responsible. The lease required annual rental payments of $400,000 and was for a term commencing April 15, 1998 and expiring April 15, 2008, subject to a five year renewal option if elected by Williams, on behalf of Operator, at which time the rent would be adjusted based on the change in the Consumer Price Index. The Company also granted Williams a right of first refusal to purchase the land and buildings constituting The Gold Rush Truck Stop, or any portion thereof, if the Company proposed to sell them to a third party. Williams had the prior right to purchase the land and buildings, or such portion thereof, upon the same terms and conditions and at the same price as offered by such third party.

     Pursuant to the Amendment, each of Williams (and certain related parties) and the Company (and certain affiliates) agreed that all video poker gaming opportunities within Louisiana that either party desired to pursue must first be presented to Operator for its review and determination whether it desired to pursue such opportunity. If Operator elected not to purse the opportunity, then the presenting party was free to pursue it for a certain specified period upon terms and conditions substantially equivalent to those presented to Operator. Williams was also entitled to receive a finder's fee of $50,000 for each opportunity brought by him to Operator which was consummated by Operator.

     The Company and Williams terminated the various rights of first refusal and purchase options which the Company previously had with regard to the 51% ownership interest of Williams. Pursuant to the Amendment, if either the Company or Williams failed to maintain the suitability requirements of the Louisiana Act, his or her ownership interests could be sold to a third party, with the consent of the other party (which consent could not be unreasonably withheld), upon such terms and conditions as he or it could negotiate with such third party; provided, if such sale was not accomplished within specified time periods, the other party had the right to locate a purchaser (or buy the interest himself or itself) for a purchase price equal to the allocable share of Operator's net operating income for the preceding calendar year multiplied by a factor of two.

     As long as the suitability standards were being maintained by each party, each of Williams and the Company was given the right under the Amendment to sell his or its ownership interests at any time to any third party with the consent of the other person, which consent could not be unreasonably withheld. If the Company was selling its ownership interests, it was also entitled to assign the Consulting Agreement to the purchaser with the consent of Williams, which consent could not be unreasonably withheld, if such purchaser had expertise to perform the services being performed by the Company under the Consulting Agreement.

     Second Restructure of OM Operating, L.L.C. After the Company presented the Amendment and related documents to the Division, the Company had a meeting on November 13, 1998 with the Division, wherein the Division expressed serious concerns and doubts that the Amendment would satisfy the Louisiana Act and indicated the Division would recommend that Operator's license to operate video poker casinos in Louisiana not be renewed, unless various changes were implemented to comply with the Louisiana Act. Among the concerns expressed by the Division were the 20% gross income allocation to the Company under the Operating Agreement and its contribution, pursuant to the Amendment, by the Company to Operator for additional interests in Operator which were then assigned to Williams in exchange for a $4 million Note, in addition to certain other aspects of Amendment No. One and the related documents. Rather than risk loss of the Operator's license, the Company has entered into further amendments to the Operating Agreement and various documents put into place in conjunction with the Amendment, and has agreed to transfer 50% of its remaining Louisiana gaming interests (including 50% of its interest in Operator, River Port Truck Stop, LLC and the Gold Rush Truck Stop) to certain former holders of Class A Preferred Stock of the Company and certain related persons and entities in exchange for mutual releases and settlements, dismissal of pending litigation and cancellation of debentures, dividends and Common Stock of the Company. The Company believes the further restructuring of Operator effectively addresses the concerns raised by the Division. The Company has submitted to the Division and Gaming Control Board the documents effecting the further restructure of Operator for their review in connection with Operator's license renewal request. There can be no assurance that the Gaming Control Board will agree with the Company's conclusion that Operator, as further restructured, complies with the residency requirements of the Louisiana Act, but the Company believes the Gaming Control Board will agree with such restructure and with the Company's conclusion.

     As part of the further restructure of Operator, the Company entered into a Release and Settlement Agreement (the "Settlement Agreement") with, among others, Williams and ten former holders of Class A Preferred Stock of the Company (the "North Louisiana Group") on February 2, 1999, but to become automatically effective as of March 31, 1999. At February 2, 1999, the North Louisiana Group owned 5,614,632 shares of Common Stock (representing approximately 13.4% of the issued and outstanding shares of Common Stock) and were owed $306,959.61 in principal amount of subordinated debentures, and were owed accrued dividends of $254,982 accrued on the Class A Preferred Stock prior to its conversion to Common Stock. As part of the Settlement Agreement and pursuant to related documents executed in connection therewith, the North Louisiana Group agreed, among other things, to (i) dismiss with prejudice its pending lawsuit against the Company for the payment of accrued dividends and agreed to cancel all accrued dividends payable to the North Louisiana Group;
(ii) mark their subordinated debentures "canceled" and return them to the Company and cancel all principal and accrued interest thereunder; (iii) return to the Company for cancellation 5,614,632 shares of Common Stock owned by the North Louisiana Group; (iv) be responsible on a 50/50 basis with the Company for any funds expended in settlement with any other former holders of Class A Preferred Stock which the Company may desire to pursue; (v) assume 50% of the debt owed by the Company, to Regions Bank, Springhill Branch, formerly known as Springhill Bank & Trust Company, relating to the Company's Gold Rush Truck Stop; and (vi) release all claims, known or unknown, which the North Louisiana Group might have against, among others, the Company, International Tours, Inc. ("International") and the officers and directors of the Company as of the date of the Settlement Agreement. In return, the Company (a) released all claims it might have, known or unknown, against, among others, the North Louisiana Group as of the date of the Settlement Agreement; (b) agreed to assign to one or more members of the North Louisiana Group a 24.5% interest in Operator and a 25% interest in River Port Truck Stop, LLC ("River Port LLC"); and (c) agreed to assign to one or more members of the North Louisiana Group 50% of the Company's ownership of the Gold Rush Truck Stop.

     Under the Settlement Agreement, Williams agreed to release all claims he might have, known or unknown, against, among others, the Company, International, the officers and directors of the Company and the North Louisiana Group as of the date of the Settlement Agreement, and the Company agreed to release all claims the Company might have, known or unknown, against, among others, Williams as of the date of the Settlement Agreement. Williams also agreed, among other things, to (i) mark his subordinated debenture in the original principal amount of $93,900 "canceled" and return it to the Company and cancel all principal and accrued interest thereunder; (ii) return to the Company for cancellation 824,000 shares of Common Stock owned by Williams, 1,279,000 shares of Common Stock owned by P. & J. Williams, L.L.C. (an affiliated entity) and 450,000 shares of Common Stock owned by New Orleans Video Poker Company, Inc. (an affiliated entity), an aggregate of 2,553,000 shares (representing approximately 6.1% of the issued and outstanding shares of Common Stock); (iii) cancel the $78,000 of accrued dividends payable to Williams accrued on the Class A Preferred Stock prior to its conversion to Common Stock; and (iv) pay to the Company certain amounts which could aggregate between $150,000 and $300,000 over six years in conjunction with the possible additional settlements by the Company with other former holders of Class A Preferred Stock which the Company may desire to pursue. The Company and Williams also entered into amendments to several other existing agreements in connection with the Settlement Agreement as described in the following paragraphs.

     The Company and Williams entered into a Second Amendment (the "Second Amendment") to Operator's Operating Agreement, effective March 31, 1999. The Second Amendment operates to amend the Operating Agreement, as amended by the Amendment, to delete all references to the Note and to the contribution of the 20% special gross income allocation so that neither provision shall ever have been deemed to have existed and neither provision shall have ever been of any force or effect. As a result, the Note is deemed to never have existed and the 20% special gross income allocation was not deemed to have been contributed by the Company for additional ownership interests in Operator. Under the Second Amendment, the Operating Agreement was amended to terminate, and to delete all references to, the 20% gross income allocation after March 31, 1999 and no further allocation or distributions will be made to the Company pursuant to such 20% special gross income allocation. Thereafter, distributions will be made in accordance with capital accounts and the Sharing Ratios of the Members, which will be 51% to Williams, 24.5% to the Company and 24.5% to one or more members of the North Louisiana Group; provided, however, Williams is entitled under the Second Amendment to distribution of the initial $4,166 to be distributed per month up to a maximum of $50,000 per year, which distributions are to be credited against any other distributions to Williams during such year. Pursuant to the Second Amendment, Operator will no longer be managed by a manager and, instead, will be managed by the members, who shall take actions by the vote of members owning at least 65% of the Sharing Ratios, except for certain enumerated major decisions which require unanimous vote. Related agreements were also entered into effective as of March 31, 1999 canceling the Note and the Company's security interest in the ownership interests of Williams securing the Note.

     The Company and Operator also entered into a Termination of Consulting and Administrative Agreement (the "Termination") effective March 31, 1999. The Termination had the effect of terminating the Consulting and Administrative Agreement entered into between the Company and Operator on April 15, 1998 (the "Consulting Agreement") pursuant to which the Company agreed to provide consulting and administrative services relating to the daily management of each of Operator's video poker casinos, and pursuant to which the Company received a fee of $400,000 per year for rendering such services, reduced by $50,000 for each existing video poker casino Operator loses the right to operate, and increased by $50,000 for each new video poker casino operated by Operator during the term of the Consulting Agreement.

     Williams and Operator also entered into a Second Amendment to Employment Agreement (the "Employment Amendment") effective March 31, 1999 which amends the Employment Agreement dated April 15, 1998 pursuant to which Williams received an annual salary of $250,000, was eligible to participate in any employee benefit plans of Operator, was furnished the use of a company automobile and was reimbursed for expenses incurred on behalf of Operator during the course of his employment. Under the Employment Amendment, Williams will receive an annual salary of $100,000 and will continue to be eligible to participate in any employee benefit plans of Operator, but will no longer be furnished the use of a company automobile or be reimbursed for expenses. Under the Employment Agreement, as amended by the Employment Amendment, the Employment Agreement terminates on March 31, 2004.

     As part of the Settlement Agreement, the Company and Operator have modified the terms of the lease of the Gold Rush Truck Stop by the Company to Operator. The Company and Operator have entered into a Lease Agreement (the "Lease") effective March 31, 1999 for an initial term of six months and thereafter to be a month-to-month lease until terminated by either party, with or without cause, on 60 days' prior written notice. The Company will be responsible for major repairs and Operator will be responsible for nonmajor repairs and maintenance, and Operator will pay a rental of $33,333.33 per month for the term of the Lease. The Company and Williams also mutually agreed to terminate the right of first refusal previously granted to Williams to purchase the land and buildings constituting the Gold Rush Truck Stop, or any portion thereof, if the Company proposed to sell them to a third party. In conjunction with the Lease, the Company has agreed to be solely responsible for the indebtedness to Regions Bank, Springhill Branch, formerly known as Springhill Bank & Trust Company, which is secured by a mortgage on the Gold Rush Truck Stop. As of December 31, 1998, the outstanding principal balance of such indebtedness was approximately $613,000.

     Pursuant to the Second Amendment, the parties agreed to delete the requirement that all video poker gaming opportunities within Louisiana that either party desires to pursue must first be presented to Operator for its review and determination whether it desires to pursue such opportunity. Effective March 31, 1999, all parties will be free to pursue any video poker gaming opportunities they may desire without first offering the opportunity to Operator or any other member. Likewise, Williams is no longer entitled to receive a finder's fee of $50,000 for each opportunity brought by him to Operator which is consummated by Operator.

     As part of the Settlement Agreement, Williams and the Company also agreed that to the extent any of the truck stop, convenience store, restaurant or gaming interests that are part of King's Luck Lady, Pelican Palace, Lucky Longhorn, The Diamond Jubilee or the Video Poker Tavern Route are held or operated in the name of the Company, effective March 31, 1999 they shall be deemed to be in the name of and operated by Operator.

     Restructure of River Port Truck Stop, LLC. As part of the Amendment, the Company and Williams agreed to form a new limited liability company called River Port Truck Stop, LLC to pursue development, construction, ownership and operation of the River Port Truck Stop in Port Allen, Louisiana. Initially, River Port LLC was to be owned 50% by the Company and 50% by Williams, but it was contemplated that additional equity partners could be admitted so that the ownership interest of each of the Company and Williams would be reduced pro-rata down to 40% each, with other equity partners owning 20%. Williams and the Company agreed to seek financing to develop the River Port Truck Stop and other equity partners. Pursuant to the Settlement Agreement, the Operating Agreement of River Port LLC (the "River Port Operating Agreement") was also amended to provide that it shall be managed by the members in the same manner as described above for Operator under its amended Operating Agreement, and to provide that Williams will own 50% of the membership interests and Sharing Ratios, and the Company will own 25% and one or more members of the North Louisiana Group will own the remaining 25%. Other conforming changes were made to make the River Port Operating Agreement consistent with the Operating Agreement of Operator, as amended by the Second Amendment. The amendments to the River Port Operating Agreement also became effective March 31, 1999. The Company has also caused the existing lease covering the River Port location to be assigned to River Port LLC.

     Sublease of the Diamond Jubilee. Operator entered into a Sublease Agreement (the "Casino Sublease") dated July 1, 1996 with New Orleans Video Poker, Inc. ("NOVP"), a Louisiana corporation 50.1% owned by Williams and his spouse and 29.5% owned by nine other stockholders of the Company, pursuant to which Operator operates The Diamond Jubilee truck stop video poker casino in New Orleans, Louisiana. NOVP, through various agreement with third parties, manages the truck stop and related fuel operations and the restaurant. NOVP leases the truck stop operations and the video poker casino from Stanley Doussan ("Doussan") pursuant to a Lease Agreement, Addendum to Lease and Sublease and Operator's Agreement dated July 10, 1992, as amended by an Amendment to Lease and Addendum to Lease dated December 15, 1992 (collectively, the "Operator's Agreements"). The Operator's Agreements give NOVP the right to lease and operate the truck stop and video poker casino for a period of 10 years (commencing January 1, 1993). NOVP is required to pay rent to Doussan equal to 50% of the net receipts from the video poker devices (except for the first three years Doussan agreed to reduce it to 40% unless NOVP recouped $300,000 of its constructions costs prior to the end of such three year period). Net receipts are defined to mean all money played in the devices less winnings paid out and any tax or franchise fee payable to the state. NOVP is also required to pay an escalating fixed monthly rental, which is currently $5,063 per month. Under the terms of the Casino Sublease, which was consented to by Doussan, Operator leases the video poker casino, bar, related parking area and one gasoline pump for a term of one year, subject to automatic renewal for successive one year periods at Operator's sole discretion, with a maximum of 30 one year renewals, provided NOVP can terminate the Casino Sublease at any time if the sublease payments to it fall below $5,000 per month after payment by Operator of various indebtedness assumed by it. Since August 1998, cash flows have not been sufficient to generate the minimum sublease payments and, therefore, NOVP can terminate the Casino Sublease at any time. Operator agreed to pay rent to NOVP during the term of the Casino Sublease equal to 50% of the net operating cash flow of Operator from operations of the casino, after deducting all costs and expenses of operations, interest and principal on indebtedness for furniture, fixtures or equipment, and a reasonable reserve. Operator assumed approximately $53,000 of indebtedness of NOVP as the purchase price for 50 video poker devices and an automated teller machine. Operator also has an option to sublease the truck stock and fuel operations and restaurant and purchase NOVP's 50% share of net operating cash flow. The Company also issued 450,000 shares of Common Stock to NOVP as partial consideration for NOVP entering into the Casino Sublease, and granted piggy-back and demand registration rights to NOVP expiring July 1, 1998.

     On August 4, 1998, Operator and NOVP agreed to purchase a Net Commercial Lease Agreement ("Commercial Lease") from F&F Enterprises ("F&F"), the previous operator of the truck stop and related fuel operations and the restaurant, for the sum of $100,000 cash and the execution of a $30,000 promissory note. The Commercial Lease provided for the operation of the truck stop, restaurant and fuel operations at The Diamond Jubilee. Due to continued reductions in fuel sales, The Diamond Jubilee Casino was in jeopardy of failing to qualify as a truck stop under Louisiana regulations. As part of the purchase of the Commercial Lease, Operator and NOVP settled all obligations to F&F regarding operating losses (restaurant and fuel facilities), unpaid subsidies and unpaid rents by Operator and NOVP through August 1, 1998. Doussan loaned Operator $85,000 for this purchase which was repaid during the third quarter of 1998. In addition, Doussan agreed to a Modification of Lease providing for a reduction in the profit sharing payments due Doussan for a period of nine weeks during the
third quarter.  The amount of these reductions totaled $85,000.   In addition,
Operator has withheld an amount equal to $25,000 from NOVP's profit sharing amounts as an additional contribution toward the purchase of the Commercial Lease. Pursuant to an agreement dated May 15, 1998 between Operator and NOVP, the parties agreed that the fuel operations at The Diamond Jubilee, previously operated by F&F, would be managed by Operator. This agreement provides for the monthly gasoline net proceeds (sales less fuel costs) to be remitted to NOVP.
In return, NOVP agrees to pay to Operator a base amount of $3,000 per month for management of the fuel facilities plus an additional $600/month for each increment of 10,000 gallons/month of fuel sales over 50,000/gallons per month.

     Acquisition of GalaxSea and I.T. Cruise. On June 10, 1996, the Company acquired 100% of the issued and outstanding capital stock of GalaxSea Cruises and Tours, Inc. ("GalaxSea") and 100% of the issued and outstanding capital stock of I.T. Cruise, Inc. ("I.T. Cruise") from International Tours, Inc. ("International"). Both corporations were wholly owned subsidiaries of International.

     GalaxSea was acquired by virtue of a merger with a newly created wholly owned subsidiary of the Company under the terms of which the Company issued to International 4,934,106 shares of Common Stock and 8,000,000 shares of Series B Preferred Stock. The 8,000,000 shares of Series B Preferred Stock were entitled to one vote for each share issued and voted together with the Common Stock as one class, and not as a separate class (except where mandated by law). As a result of this acquisition, International is the largest stockholder of the Company, owning approximately 44% of the voting stock. Simultaneously with the closing of the merger with GalaxSea, the Company also restructured its existing, outstanding Class A Preferred Stock by redeeming 313,000 of the 1,600,000 outstanding shares for a $939,000 subordinated debenture, placing an agreed moratorium on the accrual of dividends for two years and obtaining from the holders of Class A Preferred stock the right to force conversion of the remaining 1,287,000 shares of Class A Preferred Stock into 8,240,000 shares of Common Stock at any time within the next two years. In the event of any such forced conversion, as part of the merger transaction, International was granted anti-dilution protection and will, upon the issuance of such shares of Common Stock to the former holders of Class A Preferred Stock, be entitled to an additional 5,452,854 shares of Common Stock without further consideration, in order to maintain its percentage ownership of voting stock at 44%. On May 4, 1998, the Company delivered notice to all holders of Class A Preferred Stock that the Class A Preferred Stock would be converted into Common Stock, subject to approval at the annual meeting of stockholders to be held on June 4, 1998 of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock to 100 million shares. This amendment was approved at the Company's annual meeting of the stockholders and 872,714 shares of Class A Preferred Stock converted into 5,587,544 shares of Common Stock effective June 4 , 1998 and the remaining 414,286 shares of Class A Preferred Stock converted into 2,652,456 shares of Common Stock effective July
3, 1998.   International was issued  3,697,580 and 1,755,274 shares of Common
Stock on June 4, 1998 and July 3, 1998, respectively, in compliance with its anti-dilution agreement respecting the conversion of Class A Preferred Stock. The $780,000 of dividends on the Class A Preferred Stock accumulated and accrued through May 31, 1996 continued to exist as accrued dividends payable.

     I.T. Cruise was acquired in exchange for $100,000 cash and a promissory note in the principal amount of $1,400,000 payable by the Company to International. The promissory note bears interest at nine percent per annum, is payable in 31 equal monthly installments of $50,000 each and one final installment of $27,414.22, and is secured by a pledge of the outstanding capital stock of GalaxSea and I.T. Cruise owned by the Company. As of March 31, 1999, the Company was 26 principal payments in arrears (a total of $1,062,746 in principal is past due; interest has not been paid since July 31, 1998, and an aggregate of $56,600 in interest is past due). On March 22, 1999, International agreed to allow the $1,119,346 then accrued and owed to it to continue to remain outstanding (with interest accruing thereon) until the earlier of January 1, 2000 or the time that excess cash flow is available to pay such amount (or any portion thereof), and, further, granted relief to the Company to allow it to pay the lesser of $50,000 per month or excess available cash flow, until January 1, 2000, at which time any accrued amounts will be due and payable and the regular $50,000 scheduled monthly payments will recommence. Until such time as the regular scheduled payments on the International note recommence and the International note is current, all payments are suspended on the subordinated debentures issued by the Company in connection with the redemption of 313,000 shares of Class A Preferred Stock. As of March 31, 1999, 23 monthly payments, for a total of $700,729 (after the redemption of debentures in accordance with the Settlement Agreement), have not been made pursuant to the subordinated debentures. The subordinated debentures and the amounts unpaid are expressly made subordinate to the International note as well as other senior debt of the Company.

     Overhead Sharing Agreement. The Company and International have agreed to an overhead sharing arrangement pursuant to which the Company subleases approximately 2,015 square feet of office space to International in the Company's principal executive offices for a monthly rental of $1,595, and reimburses International for the portion of the salaries of International's employees attributable to services performed by them for GalaxSea and I.T. Cruise. During 1998 and 1997, the Company paid $38,000 and $111,000, respectively, in salary and employee reimbursements to International, and International paid $19,100 in rent to the Company during both 1998 and 1997. In 1997, the Company performed certain accounting services for International and was paid $13,000.

     Guarantees of Indebtedness of River Port LLC. The Company has guaranteed all of the $1,750,030 loan from Cottonport Bank to River Port LLC for construction of the River Port Truck Stop, Williams and his spouse have guaranteed $1,000,000 of such loan, and $750,000 is guaranteed by E.H. Hawes, II and A. Keith Weber. The guarantee by Hawes and Weber is secured by a second lien on the Company's Gold Rush property.

     Consulting Agreement.  On May 16, 1997 (but to be retroactive to January 1,
1997), the Company entered into a Consulting Agreement with E.H. Hawes, II, pursuant to which the Company paid Mr. Hawes $6,250 per month for providing various consulting services to the Company. This Consulting Agreement was terminated effective January 14, 1998 after Mr. Hawes was appointed Chairman of the Board, President and Chief Executive Officer of the Company.


ITEM 13.  EXHIBITS AND REPORTS ON FORM 8-K
------------------------------------------

     (a) The following documents are filed as part of this Annual Report on Form 10-KSB:

          1. Financial Statements: The financial statements filed as part of this report are listed in the "Index to Financial Statements" on Page F-1 hereof.

          2.   Exhibits required to be filed by Item 601 of Regulation S-B:

     Exhibit
     Number         Description of Exhibits
     ------         -----------------------

     2.1 Restated Plan and Agreement of Merger, dated as of January 21, 1994, as amended and restated, by and between the Company, OM Investors, Inc. ("OM") and a subsidiary of the Company (without schedules) filed as Exhibit 2.1 to the Company's Registration Statement on Form S-4, Registration No. 33-79384, and incorporated herein by reference.

     3.1.1 Certificate of Incorporation of the Company, as amended, filed as Exhibit 3.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1986 (the "1986 Form 10-K"), and incorporated herein by reference.

     3.1.2 Certificate of Amendment of Certificate of Incorporation of the Company dated April 18, 1994, filed as Exhibit 3.1.8 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "1993 Form 10-K"), and incorporated herein by reference.

     3.1.3 Certificate of Amendment of Certificate of Incorporation of the Company effecting one-for-three reverse stock split filed as Exhibit 3.1 to the Company's Current Report on Form 8-K dated October 17, 1994, and incorporated herein by reference.

     3.1.4 Certificate of Amendment of Certificate of Incorporation of the Company effecting name change, increase of authorized shares, authorization of Class A preferred stock and stock ownership limitations filed as Exhibit 3.2 to the Company's Current Report on Form 8-K dated October 17, 1994, and incorporated herein by reference.

     3.1.5 Form of "Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock" creating the Series B Preferred Stock filed as Exhibit 10.1.4 to the Company's Current Report on Form 8-K dated June 10, 1996, and incorporated herein by reference.

     3.1.6 Certificate of Amendment of Certificate of Incorporation of the Company increasing the number of authorized shares of Common Stock to 100,000,000 shares filed as Exhibit 3.1.6 to the Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 1998 and incorporated herein by reference.

     3.2            Amended and Restated Bylaws of the Company filed as Exhibit
                    3.2 to the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 1998, and incorporated herein by reference.

     Exhibit
     Number         Description of Exhibits
     ------         -----------------------

     10.1           The Company's Incentive Stock Option Plan, filed as Exhibit
                    10.7 to the 1986 Form 10-K and incorporated herein by reference.

     10.2.1 OM's Note in the original principal amount of $1,200,000 dated April 11, 1994 payable to Springhill Bank and Trust Company filed as Exhibit 10.14.1 to the Form S-4 and incorporated herein by reference.

     10.2.2         Six Continuing Guaranty's of the Note referenced in Exhibit
                    10.14.1 dated October 21, 1993 filed as Exhibit 10.14.2 to the Form S-4 and incorporated herein by reference.

     10.3.1 OM's Note in the original principal amount of $331,000, dated April 11, 1994, payable to Springhill Bank and Trust Company filed as Exhibit 10.15.1 to the Form S-4 and incorporated herein by reference.

     10.3.2         Eight Continuing Guaranties of the Note referenced in
                    Exhibit 10.15.1 dated September 1, 1992 filed as Exhibit
                    10.15.2 to the Form S-4 and incorporated herein by reference.

     10.3.3         Six Continuing Guaranties of the Note referenced in Exhibit
                    10.15.1 dated June 22, 1993 filed as Exhibit 10.15.3 to the Form S-4 and incorporated herein by reference.

     10.4 Forms of ten OM Notes payable to stockholders dated various dates filed as Exhibit 10.16 to the Form S-4 and incorporated herein by reference.

     10.5.1 Promissory Note in the original principal amount of $800,000 dated June 26, 1993 payable by D.M.L. Cattle Company, Inc. and Dorothy M. Leach to Springhill Bank & Trust Company filed as Exhibit 10.17.1 to the Form S-4 and incorporated herein by reference.

     10.5.2         Mortgage relating to the Promissory Note referenced in
                    Exhibit 10.17.2 filed as Exhibit 10.17.2 to the Form S-4 and incorporated herein by reference.

     10.5.3 Continuing Guaranty dated January 26, 1993 between OM and Springhill Bank & Trust Company relating to the Promissory Note referenced in Exhibit 10.17.1 filed as Exhibit 10.17.3 to the Form S-4 and incorporated herein by reference.

     10.5.4 Continuing Guaranty dated January 26, 1993 between Springhill Bank & Trust Company and eight OM stockholders relating to the Promissory Note referenced in Exhibit
                    10.17.1 filed as Exhibit 10.17.4 to the Form S-4 and incorporated herein by reference.

     10.6 Shareholders' Agreement dated January 31, 1994 between various stockholders of the Company and OM filed as Exhibit
                    10.18 to the Form S-4 and incorporated herein by reference.

     10.7.1 Bill of Credit Sale with Vendor's Lien dated March 14, 1994 between OM and Delta Diversions, Inc. filed as Exhibit
                    10.19.1 to the Form S-4 and incorporated herein by reference.

     10.7.2 Promissory Note dated March 14, 1994 in the original principal amount of $124,931.75 payable by OM to Delta Diversions, Inc. filed as Exhibit 10.19.2 to the Form S-4 and incorporated herein by reference.

     Exhibit
     Number         Description of Exhibits
     ------         -----------------------

     10.7.3         Security Agreement relating to Exhibit 10.19.2 filed as
                    Exhibit 10.19.3 to the Form S-4 and incorporated herein by reference.

     10.8.1 Conditional Sale Contract Promissory Note and Security Agreement dated November 23, 1993 between OM and A.M.A. Distributors, Inc. filed as Exhibit 10.20.1 to the Form S-4 and incorporated herein by reference.

     10.8.2         Assignment dated November 22, 1993 relating to Exhibit
                    10.20.1 filed as Exhibit 10.20.2 to the Form S-4 and incorporated herein by reference.

     10.9.1 Conditional Sale Contract Promissory Note and Security Agreement dated October 7, 1993 between OM and A.M.A. Distributors, Inc. filed as Exhibit 10.21.1 to the Form S-4 and incorporated herein by reference.

     10.9.2         Assignment dated September 27, 1993 relating to Exhibit
                    10.21.1 filed as Exhibit 10.21.2 to the Form S-4 and incorporated herein by reference.

     10.10.1 Conditional Sale Contract Promissory Note and Security Agreement dated December 9, 1993 between OM and A.M.A. Distributors, Inc. filed as Exhibit 10.22.1 to the Form S-4 and incorporated herein by reference.

     10.10.2        Assignment dated December 9, 1993 relating to Exhibit
                    10.22.1 filed as Exhibit 10.22.2 to the Form S-4 and incorporated herein by reference.

     10.11 Conditional Sale Contract Promissory Note and Security Agreement dated August 23, 1992 between OM and A.M.A. Distributors, Inc. filed as Exhibit 10.23 to the Form S-4 and incorporated herein by reference.

     10.12 Conditional Sale Contract Promissory Note and Security Agreement dated August 23, 1992 between OM and A.M.A. Distributors, Inc. filed as Exhibit 10.24 to the Form S-4 and incorporated herein by reference.

     10.13.1 Conditional Sale Contract Promissory Note and Security Agreement dated March 1, 1994 between OM and A.M.A. Distributors, Inc. filed as Exhibit 10.25.1 to the Form S-4 and incorporated herein by reference.

     10.13.2        Assignment dated February 28, 1994 relating to Exhibit
                    10.25.1 filed as Exhibit 10.25.2 to the Form S-4 and incorporated herein by reference.

     10.14.1 Operating and Financing Agreement dated July 21, 1993 between OM and Curray Corporation relating to the Pelican Palace filed as Exhibit 10.27.1 to the Form S-4 and incorporated herein by reference.

     10.14.2 Letter Agreement dated September 21, 1993 between OM and Mary Merrell Fountain relating to the Pelican Palace filed as Exhibit 10.27.2 to the Form S-4 and incorporated herein by reference.

     10.14.3 Commercial Lease dated February 14, 1994 between Tobacco Plus, Inc. and OM and Curray Corporation relating to the Pelican Palace filed as Exhibit 10.27.3 to the Form S-4 and incorporated herein by reference.

     10.14.4        Lease dated February 18, 1994 between Albert and Jay, Inc.
                    and OM relating to the Pelican Palace filed as Exhibit
                    10.27.4 to the Form S-4 and incorporated herein by reference.

     Exhibit
     Number         Description of Exhibits
     ------         -----------------------

     10.14.5 Collateral Promissory Note dated July 21, 1993 in the original principal amount of $1,450,000 payable by Curray Corporation to OM filed as Exhibit 10.27.5 to the Form S-4 and incorporated herein by reference.

     10.14.6 Collateral Mortgage dated July 21, 1993 between Curray Corporation and OM relating to Exhibit 10.27.5 filed as
                    Exhibit 10.27.6 to the Form S-4 and incorporated herein by reference.

     10.14.7 Notarial Endorsement and Assignment of Note dated October 29, 1993 relating to Exhibit 10.27.5 filed as Exhibit
                    10.27.7 to the Form S-4 and incorporated herein by reference.

     10.14.8 Consent dated April 20, 1994 relating to the Pelican Palace filed as Exhibit 10.14.1 to the Form S-4 and incorporated herein by reference filed as Exhibit 10.27.8 to the Form S-4 and incorporated herein by reference.

     10.15.1        Commercial Lease dated April 28, 1992 between OM and T.B.
                    Guillory, Inc. and Bill Guillory relating to King's Lucky Lady filed as Exhibit 10.28.1 to the Form S-4 and incorporated herein by reference.

     10.15.2 Consent dated April 21, 1994 relating to King's Lucky Lady filed as Exhibit 10.28.2 to the Form S-4 and incorporated herein by reference.

     10.16.1 Act of Contract and Agreement dated June 5, 1992 between The Longhorn Club, Inc., The Longhorn Truck & Car Plaza, Inc., D.M.L. Cattle Company, Inc., Dorothy M. Leach, Charles R. Cotton, Southern Trading Corporation and OM relating to the Lucky Longhorn filed as Exhibit 10.29.1 to the Form S-4 and incorporated herein by reference.

     10.16.2 Amendment to Act of Contract and Agreement dated July 15, 1992, amending Exhibit 10.29.1 filed as Exhibit 10.29.2 to the Form S-4 and incorporated herein by reference.

     10.16.3 Act of Contract between OM and Southern Trading Corporation dated June 5, 1992 relating to Exhibit 10.29.1 filed as
                    Exhibit 10.29.3 to the Form S-4 and incorporated herein by reference.

     10.16.4 Assignment dated February 15, 1993 between OM and Southern Trading Corporation relating to Exhibit 10.29.1 filed as
                    Exhibit 10.29.4 to the Form S-4 and incorporated herein by reference.

     10.16.5        Assignment dated June 22, 1993 between OM and John F.
                    DeRosier relating to Exhibit 10.29.1 filed as Exhibit
                    10.29.5 to the Form S-4 and incorporated herein by reference.

     10.16.6 Consent dated May 1, 1994 relating to the Lucky Longhorn filed as Exhibit 10.29.6 to the Form S-4 and incorporated herein by reference.

     10.17.1        Contract dated January 4, 1993 between Pat F. Willis, Jr.
                    and Blaine Guillory and Stelly's of LeBeau, Inc. relating to Stelly's filed as Exhibit 10.30.1 to the Form S-4 and incorporated herein by reference.

     10.17.2 Contractual Agreement between OM, Pat F. Willis, Jr., Blane Guillory, Stelly's of LeBeau, Inc. and Goudeau, Inc. relating to Exhibit 10.30.1 filed as Exhibit 10.30.2 to the Form S-4 and incorporated herein by reference.

     Exhibit
     Number         Description of Exhibits
     ------         -----------------------

     10.17.3 Consent dated May 1, 1994 relating to Stelly's and Landry's filed as Exhibit 10.30.3 to the Form S-4 and incorporated herein by reference.

     10.17.4 Letter Agreement dated December 26, 1995 between Stelly's of LeBeau, Inc. and OM Operating, L.L.C. ("Operator") amending
                    Exhibit 10.30.1 filed as Exhibit 10.30.4 to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995 and incorporated herein by reference.

     10.17.5 Assignment of Contracts dated March 21, 1993 between OM and Pat F. Willis, Jr. and Blane Guillory relating to Exhibit
                    10.17.1 (Stelly's) filed as Exhibit 10.31.2 to the Form S-4 and incorporated herein by reference.

     10.17.6 Addendum to Contract of Assignment dated December 28, 1995 between Operator and Pat F. Willis, Jr. and Blane Guillory clarifying and amending the Assignment of Contracts filed as
                    Exhibit 10.17.5.

     10.17.7 Promissory Note dated December 28, 1995 in original principal amount of $81,000 payable to Operator by Blane Guillory and other persons.

     10.18.1 Amended and Restated Articles of Organization of OM Operating, L.L.C. filed as Exhibit 10.32.1 to the Form S-4 and incorporated herein by reference.

     10.18.2 Corrected Operating Agreement of OM Operating, L.L.C. filed as Exhibit 10.32.2 to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994 and incorporated herein by reference.

     10.19.1 Stock Purchase Agreement dated effective November 1, 1995, between the Company and certain shareholders of Ozdon Investments, Inc. ("Ozdon") relating to the purchase of 93% of the outstanding capital stock of Ozdon filed as Exhibit
                    10.1.1 to the Company's Current Report on Form 8-K dated December 15, 1995 and incorporated herein by reference.

     10.19.2 Form of Addendum No. One to the Stock Purchase Agreement filed as Exhibit 10.33.1 filed as Exhibit 10.1.2 to the Company's Current Report on Form 8-K dated December 15, 1995 and incorporated herein by reference.

     10.19.3 Form of Stock Purchase Agreement dated effective November 1, 1995, relating to the remaining 7% of the capital shares of Ozdon filed as Exhibit 10.2.1 to the Company's Current Report on Form 8-K dated December 15, 1995 and incorporated herein by reference.

     10.19.4 Form of Addendum No. One relating to the Stock Purchase Agreement filed as Exhibit 10.33.3 filed as Exhibit 10.2.2 to the Company's Current Report on Form 8-K dated December 15, 1995 and incorporated herein by reference.

     10.19.5 Form of License to operate video poker casino dated effective December 15, 1995 between the Company and Operator relating to operation of the video poker casino at the Gold Rush and the license of the sale of alcoholic beverages on the premises filed as Exhibit 10.33.5 to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995 and incorporated herein by reference.

     10.20 License Agreement dated effective December 15, 1995 between the Company and Operator licensing sales of alcoholic beverages at King's Lucky Lady filed as Exhibit 10.34 to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995 and incorporated herein by reference.

     Exhibit
     Number         Description of Exhibits
     ------         -----------------------

     10.21 License Agreement dated effective December 15, 1995 between the Company and Operator licensing sales of alcoholic beverages at the Pelican Palace filed as Exhibit 10.35 to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995 and incorporated herein by reference.

     10.22 Option Agreement dated November 1, 1994 between the Company and George J. Akmon representing 210,000 shares of Common Stock filed as Exhibit 10.36 to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995 and incorporated herein by reference.

     10.23 Option Agreement dated January 17, 1996 between the Company and George J. Akmon representing 500,000 shares of Common Stock filed as Exhibit 10.37 to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995 and incorporated herein by reference.

     10.24 Option Agreement dated January 17, 1996 between the Company and Richard P. Crane, Jr. representing 500,000 shares of Common Stock filed as Exhibit 10.38 to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995 and incorporated herein by reference.

     10.25.1 Stock Purchase and Registration Rights Agreement dated July 1, 1996 between the Company and New Orleans Video Poker Company, Inc. ("NOVP"), filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 1996 and incorporated herein by reference.

     10.25.2 Sublease Agreement dated July 1, 1996 between OM Operating Company, LLC ("Operating") and NOVP filed as Exhibit 10.1.2 to the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 1996 and incorporated herein by reference.

     10.25.3 Consent to Sublease entered into as of October 7, 1996, by and between Operating, NOVP and Stanley Doussan filed as
                    Exhibit 10.1.3 to the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 1996 and incorporated herein by reference.

     10.26 License to Operate Video Poker Casino dated effective December 15, 1995 between Operating and Ozdon Investments, Inc., relating to The Gold Rush Truck Stop filed as Exhibit
                    10.2 to the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 1996 and incorporated herein by reference.

     10.27.1 Agreement and Plan of Merger dated effective June 7, 1996, relating to the acquisition of GalaxSea and I.T. Cruise filed as Exhibit 10.1.1 to the Company's Current Report on Form 8-K dated June 10, 1996 and incorporated herein by reference.

     10.27.2 Form of Note dated June 10, 1996 in the original principal amount of $1,400,000 payable by the Company to International relating to the acquisition of I.T. Cruise filed as Exhibit
                    10.1.2 to the Company's Current Report on Form 8-K dated June 10, 1996 and incorporated herein by reference.

     10.27.3 Form of Security Agreement dated effective June 10, 1996 between International and the Company securing repayment of the Note filed as Exhibit 10.27.2 filed as Exhibit as 10.1.3 to the Company's Current Report on Form 8-K dated June 10, 1996 and incorporated herein by reference.

     Exhibit
     Number         Description of Exhibits
     ------         -----------------------

     10.27.4 Form of GalaxSea Cruise Marketing Agreement dated May 1, 1996 between International and GalaxSea filed as Exhibit
                    10.1.5 to the Company's Current Report on Form 8-K dated June 10, 1996 and incorporated herein by reference.

     10.27.5 Form of Cruise Marketing Agreement dated May 1, 1996 between International and I.T. Cruise filed as Exhibit 10.1.6 to the Company's Current Report on Form 8-K dated June 10, 1996 and incorporated herein by reference.

     10.27.6 Form of Assignment between International and I.T. Cruise dated June 1, 1996 filed as Exhibit 10.1.7 to the Company's Current Report on Form 8-K dated June 10, 1996 and incorporated herein by reference.

     10.27.7 Form of Security Agreement dated June 10, 1996 between the Company, Ozdon Investments, and Lamar E. Ozley, Jr., as Trustee for the former shareholders of Ozdon Investments, Inc. filed as Exhibit 10.1.8 to the Company's Current Report on Form 8-K dated June 10, 1996 and incorporated herein by reference.

     10.28.1        Lease Agreement dated January 17, 1997 between S.W. Day and
                    T. Joe Calloway and River Port Truck Stop, Inc. (a subsidiary of the Company) filed as Exhibit 10.28.1 to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996 and incorporated herein by reference.

     10.29 Operating Agreement of River Port Truck Stop, LLC between the Company and Donald I. Williams ("Williams") filed as
                    Exhibit 10.1 to the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 1998 and incorporated herein by reference.

     10.30 Amendment to Employment Agreement between River Port Truck Stop, LLC, O.M. Operating, L.L.C. and Williams filed as
                    Exhibit 10.2 to the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 1998 and incorporated herein by reference.

     10.31 Consulting and Administrative Agreement between the Company and River Port Truck Stop, LLC filed as Exhibit 10.3 to the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 1998 and incorporated herein by reference.

     10.32 Letter Agreement between the Company and Williams relating to River Port Truck Stop, LLC filed as Exhibit 10.4 to the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 1998 and incorporated herein by reference.

     10.33 Assignment and Assumption of Lease dated May 19, 1998, by and between River Port Truck Stop, Inc. and River Port Truck Stop, LLC filed as Exhibit 10.5 to the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 1998 and incorporated herein by reference.

     10.34 Amendment No. One to Operating Agreement of OM Operating, L.L.C. dated effective April 15, 1998 filed as Exhibit 10.1 to the Company's Current Report on Form 8-K dated April 15, 1998 and incorporated herein by reference.

     10.35 Note dated April 15, 1998 in the original principal amount of $4,000,000 payable to the Company by Williams filed as
                    Exhibit 10.2 to the Company's Current Report on Form 8-K dated April 15, 1998 and incorporated herein by reference.

     10.36 Assignment and Security Agreement dated April 15, 1998 between the Company and Williams filed as Exhibit 10.3 to the Company's Current Report on Form 8-K dated April 15, 1998 and incorporated herein by reference.

     Exhibit
     Number         Description of Exhibits
     ------         -----------------------

     10.37 Consulting and Administrative Agreement dated April 15, 1998 between the Company and Operator filed as Exhibit 10.4 to the Company's Current Report on Form 8-K dated April 15, 1998 and incorporated herein by reference.


     10.38 Employment Agreement dated April 15, 1998 between Operator and Williams filed as Exhibit 10.5 to the Company's Current Report on Form 8-K dated April 15, 1998 and incorporated herein by reference.

     10.39 Release and Settlement Agreement dated February 2, 1999 by and among the parties referenced therein, together with various Exhibits thereto (but exclusive of various Schedules thereto) filed as Exhibit 10.1 to the Company's Current Report on Form 8-K dated February 1, 1999 and incorporated herein by reference.

     10.40 Settlement Agreement dated February 2, 1999 by and among the parties referenced therein filed as Exhibit 10.2 to the Company's Current Report on Form 8-K dated February 1, 1999 and incorporated herein by reference.

     *10.41 Convenience Store and Restaurant Sub-Lease dated January 10, 1999 between RVC Operations, L.L.C. and River Port Truck Stop, LLC.

     *10.42 Fuel Service and Truck Stop Operating Agreement dated January 10, 1999 between RVC Operations, L.L.C. and River Port Truck Stop, LLC.

     16.1 Letter from Arthur Andersen LLP addressed to the Securities and Exchange Commission dated December 10, 1998 filed as
                    Exhibit 16.1 to the Company's Current Report on Form 8-K dated December 4, 1998 and incorporated herein by reference.

     *21.1          Subsidiaries of the Company.

     *27.1          Financial Data Schedule required by Item 601 of Regulation
                    S-B.

--------------------

*    Filed herewith.

b)   Reports on Form 8-K

     The Company filed a Current Report on Form 8-K dated October 20, 1998 reporting the information under the following Form 8-K Items:

     Item 5.  Other Events

     The Company also filed a current report on Form 8-K dated December 4, 1998 reporting information under the following Form 8-K items:

     Item 4.  Changes in Registrant's Certifying Accountant

     Item 7.  Financial Statements and Exhibits

     No financial statements were included in either Form 8-K. No other reports on Form 8-K were filed during the fourth quarter of 1998.

                                  SIGNATURES


In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       NORTH AMERICAN GAMING AND
                                       ENTERTAINMENT CORPORATION


April 9, 1999                          By:  /s/ E. H. Hawes, II, President
                                            -----------------------------------
                                            E. H.  Hawes, II, President
                                            and Chief Executive Officer
                                            (Principal Executive Officer and
                                            Principal Financial and Accounting
                                            Officer)



In accordance with the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Company and in the capacities and on the dates indicated.

April 9, 1999                          /s/ E. H. Hawes, II
                                       ---------------------------------------
                                       E.H. Hawes, II
                                       Director (Chairman)

April 9, 1999                          /s/ Daryl N. Snadon
                                       ---------------------------------------
                                       Daryl N. Snadon
                                       Director

April 9, 1999                          /s/ Richard P. Crane, Jr.
                                       ---------------------------------------
                                       Richard P. Crane, Jr.
                                       Director

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
TABLE OF CONTENTS
================================================================================

                                                                           Page
                                                                           ----

Independent Auditors' Report                                               F-2

Independent Auditors' Report                                               F-3

Financial Statements:

    Consolidated Balance Sheet - December 31,1998                          F-4

    Consolidated Statements Of Operations - Years Ended
      December 31, 1998 And 1997                                           F-5

    Consolidated Statements Of Stockholders' Deficit - Years Ended
      December 31,1998 And 1997                                            F-6

    Consolidated Statements Of Cash Flows - Years Ended
      December 31, 1998 And 1997                                       F-7-F-8

    Notes To Consolidated Financial Statements                        F-9-F-27

Independent Auditors' Report



To the Stockholders
North American Gaming and Entertainment Corporation


We have audited the accompanying consolidated balance sheet of North American Gaming and Entertainment Corporation (a Delaware corporation) and Subsidiaries as of December 31, 1998, and the related consolidated statements of operations, stockholders' deficit and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of North American Gaming and Entertainment Corporation and Subsidiaries as of December 31, 1998, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.


                                           /s/ Sartain Fischbein & Co.


February 17, 1999, except for Notes 8 and
10 which the date is March 31, 1999
Tulsa, Oklahoma

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders of
North American Gaming and Entertainment Corporation:

We have audited the accompanying consolidated statement of operations, stockholders' equity (deficit) and cash flow of North American Gaming and Entertainment Corporation (a Delaware corporation) and subsidiaries for the year ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated results of operations and cash flow of North American Gaming and Entertainment Corporation and subsidiaries for the year ended December 31, 1997 in conformity with generally accepted accounting principles.



 /s/ Arthur Anderson LLP

New Orleans, Louisiana,
March 12, 1998

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

======================================================================================================
December 31,                                                                                  1998
------------------------------------------------------------------------------------------------------
ASSETS

Current Assets:

Cash                                                                                       $   183,205
Restricted cash                                                                                 97,904
Accounts receivable, net of allowance for doubtful accounts of $54,240                         270,525
Inventories, at cost                                                                           123,090
Prepaid expenses                                                                                47,809
Notes receivable - current                                                                      39,166
Deferred tax asset                                                                              30,000
                                                                                           -----------
Total Current Assets                                                                           791,699
                                                                                           -----------
Property And Equipment, net of accumulated depreciation                                        945,127
                                                                                           -----------

Other Assets:

Deposits                                                                                       100,893
Long-term deferred tax asset                                                                   378,000
Revenue interest rights                                                                         90,176
Trade name and intangibles, net of accumulated amortization                                    125,608
Goodwill, net of accumulated amortization                                                      643,098
Casino and truck stop under construction                                                     1,604,923
Assets of business transferred under contractual agreement                                     675,488
                                                                                           -----------
Total Other Assets                                                                           3,618,186
                                                                                           -----------
Total Assets                                                                               $ 5,355,012
                                                                                           ===========

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:

Accounts payable and accrued liabilities                                                   $ 1,114,966
Notes payable - current                                                                      2,357,498
Preferred stock dividends payable                                                              780,000
                                                                                           -----------
Total Current Liabilities                                                                    4,252,464

Liabilities of business transferred under contractual agreement                                770,215
Notes Payable - long-term                                                                    1,446,749
                                                                                           -----------
Total Liabilities                                                                            6,469,428
                                                                                           -----------

Commitments And Contingencies

Stockholders' Deficit:

Class A preferred stock, $3.00 par value, 10% annual cumulative dividend,
  1,600,000 shares authorized, no shares issued and outstanding                                      -
Preferred stock, $.01 par value, 10,000,000 shares authorized
  Series "B", 8,000,000 shares designated, no shares issued and outstanding                          -
Common stock, $.01 par value, 100,000,000 shares authorized, 41,788,552
  shares issued and outstanding                                                                417,886
Additional paid-in capital                                                                     466,959
Accumulated deficit                                                                         (1,999,261)
                                                                                           -----------
                                                                                            (1,114,416)
                                                                                           -----------
Total Liabilities and Stockholders' Deficit                                                $ 5,355,012
                                                                                           ===========

                                     F-4
================================================================================
The accompanying notes are an integral part of the consolidated financial statements.

NORTH AMERICAN GAMING AND ENTERTAINMENT
  CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

======================================================================================================
Years Ended December 31,                                                         1998          1997
------------------------------------------------------------------------------------------------------
Revenue:
Video poker                                                                  $15,704,231   $14,947,240
Truck stop and convenience store                                               8,679,063     7,553,400
Cruise                                                                           966,442     1,305,402
                                                                             -----------   -----------
                                                                              25,349,736    23,806,042
                                                                             -----------   -----------

Costs And Expenses:
Video poker:
Cost of revenue                                                                8,871,204     8,574,423
Depreciation and amortization                                                    219,909       335,324
                                                                             -----------   -----------
                                                                               9,091,113     8,909,747
                                                                             -----------   -----------

Truck Stop and Convenience Store:
Cost of revenue                                                                7,065,399     6,304,179
Depreciation and amortization                                                     64,896        59,215
                                                                             -----------   -----------
                                                                               7,130,295     6,363,394
                                                                             -----------   -----------

Cruise:
Cost of revenue                                                                  417,610       671,313
Depreciation and amortization                                                    332,950       346,492
                                                                             -----------   -----------
                                                                                 750,560     1,017,805

General and administrative                                                     7,776,346     7,078,853
Depreciation and amortization                                                     13,239        12,990
                                                                             -----------   -----------
Operating Income                                                                 588,183       423,253

Interest Expense                                                                (307,187)     (336,211)
Other Income (Expense)                                                          (494,767)       67,780
                                                                             -----------   -----------
(Loss) Income Before Provision For Income Taxes                                 (213,771)      154,822

Provision For Income Taxes                                                       (39,979)     (218,200)
                                                                             -----------   -----------
Net Loss                                                                     $  (253,750)  $   (63,378)
                                                                             ===========   ===========

Basic Loss Per Share                                                         $      (.01)  $         *
                                                                             ===========   ===========
Basic Weighted Average Shares Outstanding                                     31,980,331    20,095,698
                                                                             ===========   ===========

* Less than $.01 per share.

                                      F-5
================================================================================
The accompanying notes are an integral part of the consolidated financial statements.

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT

================================================================================================================
Years Ended December 31, 1998 and 1997
----------------------------------------------------------------------------------------------------------------

                                                                        Additional
                                    Class A      Preferred               Paid-in                       Total
                                   Preferred       Stock      Common     Capital     Accumulated   Stockholders'
                                     Stock      Series "B"    Stock     (Deficit)      Deficit        Deficit
                                  ------------  -----------  --------  ------------  ------------  -------------
Balance, December 31, 1996        $ 3,861,000     $ 80,000   $200,957  $(3,257,112)  $(1,682,133)    $  (797,288)

Net loss - 1997                             -            -          -            -       (63,378)        (63,378)
                                  -----------   ----------   --------  -----------   -----------     -----------
Balance, December 31, 1997          3,861,000       80,000    200,957   (3,257,112)   (1,745,511)       (860,666)

Conversion of 1,287,000 shares
 of Class A preferred stock
 into 8,240,000 shares of
 common stock                      (3,861,000)           -     82,400    3,778,600             -               -

Conversion of 8,000,000 shares
 of preferred stock Series "B"
 into 8,000,000 shares of
 common stock                               -      (80,000)    80,000            -             -               -

Issuance of 5,452,854 shares of
 common stock in connection
 with an anti-dilution provision
                                            -            -     54,529      (54,529)            -               -

Net loss - 1998                             -            -          -            -      (253,750)       (253,750)
                                  -----------   ----------   --------  -----------   -----------     -----------
Balance, December 31, 1998        $         -     $      -   $417,886  $   466,959   $(1,999,261)    $(1,114,416)
                                  ===========   ==========   ========  ===========   ===========     ===========

                                      F-6
================================================================================
The accompanying notes are an integral part of the consolidated financial statements.

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

===============================================================================
Years Ended December 31,                                    1998        1997
-------------------------------------------------------------------------------
Cash Flows From Operating Activities:
Net loss                                               $  (253,750)  $ (63,378)
Adjustments to reconcile net loss to net cash
 provided by operating activities:
  Depreciation and amortization                            630,994     729,009
  Deferred tax expense                                      39,978     110,500
  Loss on disposal of assets                                73,976           -
Changes in operating assets and liabilities:
  (Increase) decrease in:
     Accounts receivable                                    72,260     (55,587)
     Inventories                                            12,685     (70,346)
     Prepaid insurance                                      29,891       5,002
     Deposits                                               33,959     (75,280)
  Increase (decrease) in:
     Accounts payable and accrued liabilities              180,144     307,111
                                                       -----------   ---------
Net Cash Provided By Operating Activities                  820,137     887,031
                                                       -----------   ---------

Cash Flows From Investing Activities:
  Purchases of property, plant and equipment              (123,292)   (228,742)
  Advances on notes receivable                                   -      (5,045)
  Repayments by borrowers                                    1,866     126,010
  Purchase of intangibles                                   (7,410)          -
  Cash and restricted cash transferred under
     contractual agreement                                (292,582)          -
  Construction of casino and truck shop                 (1,604,923)          -
                                                       -----------   ---------
Net Cash Used In Investing Activities                   (2,026,341)   (107,777)
                                                       -----------   ---------

Cash Flows From Financing Activities:
  Proceeds from borrowings                               1,465,409      66,664
  Payments on borrowings                                  (593,808)   (778,700)
                                                       -----------   ---------

Net Cash Provided by (Used In) Financing Activities        871,601    (712,036)
                                                       -----------   ---------

Net (Decrease) Increase In Cash                           (334,603)     67,218

Cash, beginning of year                                    615,712     548,494
                                                       -----------   ---------

Cash, end of year                                      $   281,109   $ 615,712
                                                       ===========   =========

Cash Paid During The Year For:
  Income taxes, net of refunds received                $   107,550   $ 148,128
  Interest                                             $   204,440   $ 273,052

                                      F-7
================================================================================
The accompanying notes are an integral part of the consolidated financial statements.

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
================================================================================
Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

Non-Cash Investing and Financing Activities:
  During 1998, the Company classified the following assets and liabilities as transferred under contractual agreement (see Note 2):

      Cash                                                            $190,682
      Restricted cash                                                  101,900
      Accounts receivable                                               18,899
      Inventories                                                       16,128
      Prepaid expenses                                                  16,626
      Notes receivable                                                   8,500
      Property and equipment, net                                      211,980
      Revenue interest rights                                           93,857
      Deposits                                                          16,916
                                                                      --------
  Assets of business transferred under contractual agreement          $675,488
                                                                      ========

      Accounts payable and accrued liabilities                        $409,655
      Notes payable                                                    360,560
                                                                      --------

  Liabilities of business transferred under contractual agreement     $770,215
                                                                      ========

  The Company converted 1,287,000 shares of class A Preferred Stock and 8,000,000 shares of Preferred Stock Series "B" into 16,240,000 shares of common stock. In connection with the conversion, the Company issued an additional 5,452,854 shares of common stock under an anti-dilution provision (see Note 9).

                                      F-8
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
================================================================================

1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
      POLICIES

The accompanying consolidated financial statements include the accounts of North American Gaming and Entertainment Corporation, a Delaware corporation (NAGEC), its wholly owned subsidiaries, Ozdon Investments, Inc. (OI), GalaxSea Cruises and Tours, Inc. ("Galexsea"), I.T. Cruise, Inc. ("IT") and River Port Truck Stop, Inc. (RPI) (collectively, the Company) and consolidated minority interests in OM Operating, LLC (OM), and River Port Truck Stock, LLC (RPLLC) (See Note 2).

The Company's operations for the year ended December 31, 1998 consisted of the truck stop facilities and/or video poker casinos in six truck stops, and the video poker devices for a route of 4 bars and restaurants, all located in the state of Louisiana. The Company also operates in the cruise travel business.

Use of Estimates:  The preparation of consolidated financial statements in
-----------------
conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications: Certain reclassifications have been made to the December 31,
------------------
1997 consolidated financial information in order to conform to the 1998 presentation. The reclassifications had no effect on the 1997 net loss.

Video Poker Revenue:  Video poker revenue is the net revenue from gaming
--------------------
activities, defined as the difference between gaming wins and losses.

Cash:  Restricted cash not included in "Assets of business transferred under
-----
contractual agreement" is considered as cash for cash flow purposes.

Restricted Cash:  The Louisiana State Police regulations regarding Video Draw
----------------
Poker require the Company to maintain a minimum balance at all times in their gaming account equivalent to 15% of the previous month's net device revenues or to secure the account by a line of credit or bond. The Company meets this requirement by maintaining the required minimum balance in their gaming account. A portion (51%) of restricted cash is included in "Assets of business transferred under contractual agreement" in the accompanying consolidated balance sheet.

Inventories:  Inventories, which consists of food, beverage, fuel and
------------
convenience store items, are stated at the lower of cost or market; cost is determined by the average cost method.

                                      F-9
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
================================================================================

1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
      POLICIES (CONTINUED)

Property and Equipment:  Expenditures for property and equipment are recorded at
-----------------------
cost. Improvements which extend the economic life of such assets are capitalized. Expenditures for maintenance and repairs are charged to expense.

Depreciation is provided over the estimated useful lives of assets, which range from 5 to 31.5 years, using an accelerated method for financial accounting purposes.

Intangibles:  Intangibles, which consist of goodwill, trade names and contract
------------
rights are recorded at cost and are amortized over their estimated useful lives ranging from 5 to 9 years.

Revenue Interest Rights:  Revenue interest rights consist of costs to acquire a
------------------------
fixed percentage of revenues (see Note 10) and are being amortized on a straight-line basis over the term of the related agreements.

Long-Lived Assets:  Long-lived assets to be held and used in the Company's
------------------
business are reviewed for impairment, whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the fair value of the asset.

Concentration:  Video poker revenue represents approximately 62% and 63% of the
--------------
Company's operating revenue for the years ended December 31, 1998 and 1997 respectively. Failure to comply with Louisiana gaming regulations regarding Video Poker could result in license revocation (see Note 8).

Basic Earnings Per Share:  Basic earnings per share of common stock was computed
-------------------------
by dividing income applicable to common stockholders, by the weighted average number of common shares outstanding for the year. Diluted earnings per share are not presented because the Company has incurred losses in 1998 and 1997 and therefore, any potential common shares are anti-dilutive.

Fair Value of Financial Instruments:  The carrying amounts of financial
------------------------------------
instruments including cash, receivables, prepaids, notes receivable, accounts payable and accrued expenses approximated fair value as of December 31, 1998 because of the relatively short maturity of these instruments.

The carrying amounts of notes payable and debt issued approximate fair value as of December 31, 1998 because interest rates on these instruments approximate market interest rates.

                                     F-10
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
================================================================================

2.   CONSOLIDATED MINORITY INTERESTS

OM Operating L.L.C. (OM):  In 1994 the Company contributed to OM (the Operator)
-------------------------
its assets and liabilities related to the operation of the video draw poker gaming devices. Donald I. Williams (Williams) an employee of the Company, contributed $100 to the Operator as his capital contribution. OM was formed to facilitate compliance with Louisiana law which requires the operator of video poker devices in truck stops to be at least majority owned by Louisiana residents.

Through April 15, 1998, the Company received a gross income allocation equal to 20% of OM's gross gaming income generated from the operation of the video poker gaming devices. Gross gaming income is defined as total money played in all devices, less all payouts on winnings to players and less all gaming and device taxes and fees payable to the State of Louisiana.

Application of the above provisions of the Operating Agreement of OM resulted in 100% of the net income being allocated to the Company and 0% being allocated to Williams for the period from January 1, 1998 to April 15, 1998 and the year ended December 31, 1997.

Effective April 15, 1998, the Company and Williams entered into Amendment Number One (the "Amendment") to the Operating Agreement of OM.

The Company contributed to OM its right to the 20% gross income allocation in exchange for 99% of the ownership interest in OM, and simultaneously assigned 50% of the ownership interests in OM to Williams in exchange for a $4,000,000 nonrecourse note (the "Note") payable by Williams to the Company. Immediately thereafter Williams owned 51% and the Company owned 49% of the ownership interests in OM, the Company no longer has the 20% gross income allocation and Williams owes the Company $4,000,000 pursuant to the Note. The Note is payable solely from cash flow distributions made by OM to Williams from five video poker casinos, truck stops, and route operations operated by the Company and OM (less an amount to allow Williams to pay his federal and state income taxes on OM's net taxable income), and is secured by his 51% ownership interest and all cash flow distributions made to him with respect to the five existing video poker casinos, truck stops and route operations. The principal balance of the Note is automatically reduced pro-rata (at percentages agreed upon based on 1997 net operating income of each of the five locations) if OM loses the right to operate any of the five locations.

Until the Note is paid in full, the Company has the right to remove and appoint a new manager of Operator with the concurrence of Williams, and must at the request of Williams remove and replace any such manager who fails to satisfactorily perform his dutires. Once the Note has been paid in full, the manager will be elected by the owners of at least 65% of the ownership interest in OM.

In conjunction with the restructuring of OM, the Company and OM entered into a five year Consulting and Administrative Agreement (see Note 10) pursuant to which the Company will receive a fee of $400,000 per year.

                                     F-11
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
================================================================================

2.   CONSOLIDATED MINORITY INTERESTS (CONTINUED)

Additionally, Williams and OM entered into a five year Employment Agreement pursuant to which Williams will receive an annual salary of $250,000 (see Note
10).

The Company agreed to lease to OM the land and buildings constituting The Gold Rush Truck Stop for payments of $400,000 per year expiring April 15, 2008 (see
Note 10).

Under the Amendment, Williams and the Company are allocated 51% and 49%, respectively, of the profits and losses of OM after deducting Williams' salary, the consulting fee and rent on the Gold Rush Truck Stop. The allocated profits of Williams are payable to the Company as a reduction of accrued interest on the Note and then principal until such time as Williams allocation of profits is sufficient to pay-off the Note.

Application of the above provisions of the Amendment resulted in 100% of the net income being allocated to the Company and 0% to Williams for the period from April 15, 1998 to December 31, 1998. The principal balance outstanding on the Note at December 31, 1998 remains at $4,000,000.

The restructure under the Amendment included an assignment of ownership interests by the Company which does not qualify for sale treatment under applicable accounting rules until Williams' share of distributions of cash flow result in sufficient payments on the Note to make significant reductions thereof. Because of this, the assignment transaction and resulting $4,000,000 Note are not reflected in the consolidated financial statements. The Company will continue to consolidate the operations of OM until significant payments are made on the Note.

In accordance with generally accepted accounting principles, 51% of the assets and liabilities of OM are segregated as "Assets/Liabilities of business transferred under contractual agreement" in the accompanying consolidated balance sheet.

The assets and liabilities of OM transferred under the contractual agreement as of December 31, 1998 are as follows:

                                          51% Interest
           ASSETS                            in OM
                                          ------------

           Cash                               $191,000
           Restricted cash                     102,000
           Accounts receivable                  19,000
           Prepaid expenses                     16,000
           Notes receivable                      8,000
           Inventories                          16,000
                                              --------
               Total Current Assets            352,000

           Property and equipment, net         212,000
           Intangbiles and other, net          111,000
                                              --------
           TOTAL ASSETS                       $675,000
                                              ========

                                     F-12
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
================================================================================

2.   CONSOLIDATED MINORITY INTERESTS (CONTINUED)

           LIABILITIES

           Accounts payable/accrued liabilities       $410,000
           Notes payable - current                     150,000
                                                      --------
               Total Current Liabilities               560,000

           Notes payable - long term                   210,000
                                                      --------
           TOTAL LIABILITIES                          $770,000
                                                      ========

River Port Truck Stop,LLC (RPLLC):  The Company and Williams agreed to form
----------------------------------
RPLLC to pursue development, construction, ownership and operation of a truck stop and video poker facility. RPLLC is owned 49.9% by the Company and 50.1% by Williams.

In May 1998, RPI assigned RPLLC its lease on a truck stop facility and, on July 21, 1998, the Company and Williams entered into an Operating Agreement to govern the operations of RPLLC. Until the Note is paid in full, the Company has the right to remove and appoint a new manager of RPLLC with the concurrence of Williams, and must at the request of Williams remove and replace any manager who fails to satisfactorily perform his duties. Once the Note has been paid in full, managers will be elected by the owners of at least 65% of the ownership interests in RPLLC.

In conjunction with the Operating Agreement of RPLLC, the Company and RPLLC entered into a five year Consulting and Administrative Agreement (see Note 10) pursuant to which the Company will receive a fee of $50,000 per year.

Additionally, Williams, RPLLC and Operator also entered into an Amendment to the Employment Agreement (see Note 10) pursuant to which Williams agreed to perform the same services for RPLLC as he is performing for the Operator under the Employment Agreement and pursuant to which OM and RPLLC agree to split his annual salary of $250,000 pro rata based on the number of truck stop video poker casinos operated by each entity.

Williams and the Company are allocated 50.1% and 49.9%, respectively of the profits and losses of RPLLC. Notwithstanding the above, each members' distributive share of income, gain, loss, deduction or credit shall be allocated to the Company and Williams' first to member accounts in order to cause the accounts to approximate the 49.9% and 50.1% ownership percentages, respectively, and then in proportion to the members' respective ownership percentage.

Application of the above provisions of the RPLLC Operating Agreement resulted in 100% of the net losses being allocated to the Company and 0% to Williams for the period from July 21, 1998 to December 31, 1998.

                                     F-13
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
================================================================================

2.   CONSOLIDATED MINORITY INTERESTS (CONTINUED)

Restructure of OM and RPLLC Subsequent to December 31, 1998:  In order to
------------------------------------------------------------
respond to additional concerns of the Louisiana gaming regulators (see Note 8) related to the Amendment to the Operating Agreement and the RPLLC Operating Agreement, the Company and Williams executed Amendment Number Two to the Operating Agreement and Amendment Number One to the RPLLC Operating Agreement in February 1999 ("the Amendments").

The Amendments will be effective April 1, 1999 and will cancel the Note and the Company's contribution of the 20% gross income allocation. In addition, Williams has agreed to cancel his subordinated debenture in the amount of $103,651 (including accrued interest), return an aggregate of 2,553,000 shares of common stock of the Company owned by Williams and entities related to Williams, to cancel $78,000 of accrued dividends on Class A Preferred Stock, contribute .1% interest in RPLLC to the Company, and pay the Company cash ranging from $150,000 to $300,000. The Amendments terminate the Company's 20% gross income allocation in OM and cause it to contribute operating assets and liabilities of two truck stops and three restaurants to OM as of March 31, 1999. Thereafter, all profit and loss of OM and RPLLC will be allocated to the members based on each members' ownership as detailed below.

Concurrent with the Amendments, the Company entered into an agreement with 10 former Class A Preferred Stockholders (former stockholders) whereby the Company agreed to transfer 50% of its interest in all gaming operations (including OM, RPLLC, and the Gold Rush Truck Stop) to the former stockholders. In consideration, the former stockholders have agreed to cancel their subordinated debentures in the amount of $338,837 (including accrued interest), return an aggregate of 5,614,632 shares of common stock, cancel $255,072 of accrued dividends on Class A Preferred Stock, and assume 50% of the $612,651 note payable to bank (See Note 6).

As of April 1, 1999, ownership of OM, RPLLC and the Gold Rush Truck stop will be as follows:


                                                                 Former
                                            Company           Stockholders         Williams           Total
                                      -------------------  -------------------  ---------------  ---------------
OM                                                  24.5%                24.5%            51.0%           100.0%
RPLLC                                               25.0%                25.0%            50.0%           100.0%
The Gold Rush Truck Stop                            50.0%                50.0%               -            100.0%

The Amendments constitute a transfer of ownership interest and control in all of the Company's gaming operations. The transfer will become effective April 1, 1999. At that time, the Company will record its investment in OM, RPLLC and the gold Rush Truck Stop under the equity method.

                                     F-14
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
================================================================================

2.   CONSOLIDATED MINORITY INTERESTS (CONTINUED)

The assets and liabilities of OM (including the truck stop and restaurant assets and liabilities to be subsequently contributed), RPLLC and the Gold Rush Truck Stop as of December 31, 1998 are as follows:


                                                                                       Gold
ASSETS                                               OM              RPLLC             Rush            Total
                                               --------------  -----------------  ---------------  --------------
Cash                                               $  395,000         $        -         $  3,000      $  398,000
Accounts receivable                                   110,000              2,000           88,000         200,000
Restricted cash                                       200,000                  -                -         200,000
Prepaid expenses                                       33,000              7,000                -          40,000
Inventories                                            66,000              6,000           66,000         138,000
Notes receivable                                       17,000                  -                -          17,000

Property and equipment, net                           585,000              3,000          498,000       1,086,000
Casino and truck stop under construction                    -          1,605,000                -       1,605,000
Intangibles and other, net                            344,000              7,000           24,000         375,000
                                                   ----------         ----------         --------      ----------
Total Assets                                       $1,750,000         $1,630,000         $679,000      $4,059,000
                                                   ==========         ==========         ========      ==========
LIABILITIES
Accounts payable and accrued liabilities           $  803,000         $  129,000         $      -      $  932,000
Notes payable                                         707,000          1,465,000                -       2,172,000
                                                   ----------         ----------         --------      ----------

Total Liabilities                                  $1,510,000         $1,594,000         $      -      $3,104,000
                                                   ==========         ==========         ========      ==========



3.   PROPERTY AND EQUIPMENT

Property and equipment (net of $211,980 included in "Assets of business transferred under contractual agreement") include the following at December 31, 1998:

Land                                                                 $    10,000
Buildings                                                                256,388
Leasehold Improvements                                                   736,856
Furniture and Equipment                                                1,213,276
Vehicles                                                                  54,959
                                                                     -----------
                                                                       2,271,479

Less Accumulated Depreciation                                         (1,326,352)
                                                                     -----------
Property and Equipment - Net                                         $   945,127
                                                                     ===========

                                     F-15
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
================================================================================

4.   ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities (net of $409,655 included in "Liabilities of business transferred under contractual agreement") as of December 31, 1998 include the following:

Trade accounts payable and other                                    $  834,149
Accrued payroll and payroll taxes                                       92,544
Accrued interest payable                                               188,273
                                                                    ----------
                                                                    $1,114,966
                                                                    ==========

5.   INCOME TAXES

The Company uses the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax consolidated basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company files a consolidated U. S. Federal tax return. OM and PRLLC are not subject to income taxes. Income or loss is required to be included in the income tax returns of the members.

The components of the provision for income taxes as shown on the accompanying consolidated statements of operations are as follows:

                                             Years Ended December 31,
                                      ---------------------------------------

                                            1998                1997
                                      ----------------  ---------------------
Current- Federal                               $     -               $ 48,647
Current-State                                        -                 59,053
Deferred                                        39,979                110,500
                                               -------               --------
                                               $39,979               $218,200
                                               =======               ========

Components of the net deferred tax asset at December 31, 1998 are as follows:

Deferred tax assets:
Net operating loss carryforwards                                   $1,137,000
Vacation accrual                                                       21,000
Other, net                                                              9,000
                                                                   ----------
Total deferred tax assets                                           1,167,000
Less - valuation allowance                                           (759,000)
                                                                   ----------
Net deferred tax assets                                            $  408,000
                                                                   ==========

                                     F-16
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
================================================================================

5.   INCOME TAXES (CONTINUED)

At December 31, 1998, the Company had a net operating loss carryforward available for Federal income tax purposes of approximately $3,222,000. Because of tax rules relating to changes in corporate ownership, the utilization by the Company of these benefit carryforwards in reducing its tax liability is restricted to a cumulative annual utilization of approximately $330,000. The amounts of operating loss carryforwards expire in varying amounts through 2008. Due to the uncertainty of realization and the annual restriction discussed above, a deferred tax asset valuation allowance has been provided.

The following is a reconciliation of the U. S. statutory tax rate to the Company's effective rate for the years ended December 31, 1998 and 1997:

                                                   1998            1997
                                               ------------    ------------
Statutory rate                                        (34.0)%          34.0%
Goodwill amortization                                  50.7            72.7
State income taxes                                        -            49.3
Other                                                   2.0           (15.1)
                                                   --------        --------
Company's effective rate                               18.7%          140.9%
                                                   =========       ========

6.   NOTES PAYABLE

                                                                                                December
                                                                                                31, 1998
                                                                                             -----------
Note payable to a bank, interest at 8.5%, secured by The Gold Rush Truck Stop real estate and guaranteed by certain stockholders.  $312,452 is included in "Liabilities of business transferred under contractual agreement" in the accompanying consolidated
 balance sheet.                                                                              $   612,651

Note payable to International Tours, Inc. ("International") a stockholder, interest at
 9%, payable in monthly installments of $50,000. Loan collateralized by security
 interest in 100% of the stock of GalaxSea and IT Cruise.                                      1,062,746

Notes payable to certain stockholders, interest of 9%, payable in equal monthly installments until maturity on June 1, 2003.  The notes are unsecured.
                                                                                                 896,346
Note payable to a bank, interest of 10.25% due December 10,1999. The note is collateralized by the RPLLC accounts receivable, inventory and the casino and truck stop under construction and is guaranteed by certain stockholders of the Company.
                                                                                               1,465,409
Other, including $48,108 included in "Liabilities of business transferred under
 contractual agreement" in the accompanying consolidated balance sheet.                          127,653
                                                                                         ---------------
                                                                                               4,164,807

Less:  Notes payable transferred under contractual agreement                                    (360,560)

Less: Current Portion                                                                         (2,357,498)
                                                                                         ---------------
Long-Term Portion                                                                        $     1,446,749
                                                                                         ===============

                                     F-17
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
================================================================================

6.   NOTES PAYABLE (CONTINUED)

The amounts due in subsequent years are as follows:


                                                               Notes Payable
                                                              Transferred Under
                                        Notes                    Contractual
      December 31,                     Payable                    Agreement                     Total
      ------------                    ----------              -----------------               ----------
         1999                         $2,357,498                       $150,568               $2,508,066
         2000                            907,097                        135,787                1,042,884
         2001                            314,678                         72,252                  386,930
         2002                            224,974                          1,953                  226,927
                                      ----------                       --------               ----------
        Total                         $3,804,247                       $360,560               $4,164,807
                                      ==========                       ========               ==========

Debt Restructuring:  As of December 31, 1998, the Company was in arrears in
-------------------
payments to International, a related party, on the promissory note issued to International by the Company as partial consideration for the I.T. Cruise acquisition. The note had an original principal balance of $1,400,000, requires monthly payments of principal and interest of $50,000, had an unpaid principal balance of $1,062,746 at December 31, 1998, and is secured by a pledge of the outstanding capital stock of I.T. Cruise and GalaxSea. The Company is current in payment of all other indebtedness and payables except as discussed below.

The cash flow currently being generated by the Company is presently not sufficient to allow it to make the required payments on the International note and to continue to remain current on its other indebtedness and payables. Consequently, International has agreed to allow the amounts accrued and owed to it to continue to remain outstanding (with interest accruing thereon) until the earlier of January 1, 2000 or the time that excess cash flow is available to pay such amount (or any portion thereof) and, further, has granted relief to the Company to allow it to pay the lesser of $50,000 per month or excess available cash flow, until January 1, 2000, at which time the $50,000 scheduled monthly payments will recommence. Until such time as the regular scheduled payments on the International note recommence and the International note is no longer in arrears, all payments will be suspended on the subordinated debentures issued by the Company which have aggregate remaining principal balances of $896,346 at December 31, 1998. These notes require aggregate payments of principal and interest of $16,670 per month, and are expressly made subordinate to the International note as well as other senior debt of the Company.

As discussed in Note 2 subsequent to year end, in connection with the restructuring of the gaming operations and transfer of a portion of the Company's gaming interest, certain holders of $442,488 of subordinated debentures (including accrued interest) have agreed to cancel the debentures.

                                     F-18
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
================================================================================

7.   RELATED PARTY TRANSACTIONS

International owns 44% of the total common stock of the Company. The Company subleases space in its corporate office to International receiving rents of $19,100 in 1998 and 1997. Several employees of International also perform duties for GalaxSea and IT Cruise. The Company has an agreement under which it reimburses International for services provided by its employees. Payments under this agreement were approximately $38,000 and $111,000 in 1998 and 1997, respectively. In 1997, the Company performed certain accounting services for International and received $13,000. In 1998 and 1997, 5 and 4 franchise locations of International were converted to franchises of GalaxSea, respectively.

At December 31, 1998, the Company holds a note receivable from International totaling $31,000. Additionally, there is $27,186 of payables to International at December 31, 1998 in "Trade accounts payable".

During 1998 and 1997 the Company paid a significant stockholder consulting fees totaling $63,125 and $68,750, respectively.

The Company's gaming operations are located in south central and southwest Louisiana. Substantially all of the Company's customers reside in eastern Texas or southern Louisiana. A change in general economic conditions or the extent and nature of regulations enabling gaming in Louisiana or Texas could adversely effect future operating results of the Company.

The Company's operations in Louisiana depend on the continued licensing and qualifications of the Company and OM and RPLLC under the laws enacted in the State of Louisiana. Such licensing and qualifications are reviewed periodically by the Louisiana gaming regulators.


8.  CONCENTRATIONS, COMMITMENTS AND CONTINGENCIES

License Renewal Process:  The Louisiana gaming regulators (the "Regulators")
------------------------
have undertaken to review of all licensees operating video poker casinos. The Regulators have reviewed the ownership structure of the Company's video poker operations under the Amendment (see Note 2) and has expressed concerns whether such structure satisfies the Louisiana residency requirements necessary to operate video poker casinos. As a result, the Company was given until February, 1999 to restructure the ownership of OM and RPLLC. As a result, the Amendments were agreed to in February 1999 and given to the Regulators for review (also see
Note 2). The Company believes its structure is satisfactory, but there can be no assurance that the Regulators will concur. If the Company's ownership structure is not found to satisfy the residency requirements, the Company may have its license revoked. A revocation of the Company's license would have a material adverse effect on the Company's business operations and financial condition.

The Regulators require the truck stop owner to maintain an "Establishment License". The holder of the Establishment License is required to maintain control over the truck stop's fuel operations. If any truck stop owners have their Establishment License revoked, it would have a material adverse efect on the Company's business operations and financial condition.

                                     F-19
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
================================================================================

8.   CONCENTRATIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)

King's Lucky Lady:  As discussed in Note 10, the initial term of the lease for
------------------
King's Lucky Lady expired on April 30, 1997. The Company was notified by the lessor of his intention to terminate the lease. On March 3, 1998, the Court issued a judgment which deemed the lease invalid, effective April 30, 1997, and required the Company to vacate the property. The Company has appealed this judgment. Since April 30, 1997 the Company had been depositing 50% of net cash from operations from the King's property into an escrow account. Condition to filing an appeal, the Company provided a $250,000 letter of credit in lieu of an appeal bond, and effective March 3, 1998 began depositing 100% of all net operating cash flows in an escrow account. The Company recorded a charge to operations and deposited in escrow the net cash from operations generated by King's Lucky Lady of $503,395 and $139,660 for the years ended December 31, 1998 and 1997, respectively. In March, 1999, the Company lost its final appeal and is required to vacate the premises by April 1, 1999. Effective March 31, 1999, the Company settled the dispute with the lessor and as a result, the lessor will receive the escrowed funds and the Company will sell its casino operating asset and inventory to the lessor for $325,000. The accompanying consolidated balance sheet does not include the escrowed cash, which totaled $643,055 at December 31, 1998. The charges to operations are included in other expenses in the consolidated statements of operations. King's Lucky Lady accounted for 23% and 24% of the Company's gaming and truck stop revenues for 1998 and 1997, respectively, which revenue stream will be lost in the second quarter of 1999.

Diamond Jubilee:  By agreement, the Company subleases the Diamond Jubilee truck
----------------
stop and casino facilities for 50% of the net operating cash flows (see Note
10). The lessor, New Orleans Video Poker, an entity partially owned by Williams, can terminate the lease without notice if the lease payments are less than $5,000 per month for five consecutive months. Since August 1998, the cash flows are not sufficient to allow lease payment of the minimum and therefore, the lease can be terminated at any time. Diamond Jubilee accounted for 12% of gaming and truck stop revenues in 1998, and should the lease be terminated, this revenue stream would be lost.

Louisiana Regulations:  According to the regulations established by the
----------------------
Regulators for video draw poker machines, the licensed facility's primary business annual gross revenue shall exceed the facility's video gaming annual gross revenue. For the period ended December 31, 1998 and 1997, the Company was in violation of this regulation. This regulation was not being enforced in 1998 and 1997. Currently, gaming laws in effect do not contain a provision similar to this regulation, and the Regulators have informally indicated that it does not plan to enforce any of its regulations that are not based on express statutory provisions. Management presently anticipates that the Regulators will continue to choose not to enforce this regulation.

The franchise payment payable to the State of Louisiana in 1998 and 1997 equals 32.5% of net gaming device revenue for truck stop casinos and 26% of net gaming device revenue for devices placed in bars and restaurants.

                                     F-20
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
================================================================================

8.   CONCENTRATIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)

The Louisiana legislature adopted minimum fuel sale requirements for qualified truck stops effective July 1, 1994. The fuel sale requirements dictate the number of video poker devices that may be operated at the truck stop, based on average monthly sales. As of December 31, 1998, four of the five Company gaming facilities meet the monthly fuel sales requirements to keep the maximum 50 machines allowed. However, fuel sales at the Diamond Jubilee location are only sufficient to maintain 35 video poker machines. It is possible the property may face additional loss of machines in the future.


Cash:  The Company maintains cash balances with financial institutions which
-----
periodically exceeds FDIC limits.

In the opinion of management, there are no other contingent claims or litigation against the Company which would materially affect its consolidated financial position.


9.  STOCKHOLDERS' DEFICIT

Preferred Stock
---------------

The Company has approved the authorization of 10,000,000 shares of preferred stock with attributes as determined by the Board of Directors.

The Company also has a class of 1,600,000 shares of Class A Preferred Stock.
The Class A Preferred Stock has a par value of $3.00, bears a 10% annual cumulative dividend, payable monthly and is convertible into common stock on a 1 to 1 basis.

The Class A Preferred Stock is redeemable at the option of the Company and carries a liquidation preference of $3.00 per share.

In connection with the 1996 acquisition of GalaxSea and IT Cruise, the Company redeemed 313,000 shares of Class A Preferred Stock, obtained an agreement to discontinue accruing dividends for two years and changed the conversion ratio into common stock to 6.4 to 1.

Additionally, in connection with the acquisitions, the Board of Directors created a new series of preferred stock, Preferred Stock Series "B". The maximum shares under the series is 8,000,000. The Preferred Stock Series B has a par value of $.01, accrues no dividends and converts on a 1 to 1 basis into common stock.

During 1998, the Company converted 1,287,000 shares of Class A Preferred Stock and 8,000,000 shares of Preferred Stock Series B into 8,240,000 and 8,000,000 shares of common stock, respectively.

                                     F-21
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
================================================================================

9.   STOCKHOLDERS' DEFICIT (CONTINUED)

In conjunction with the conversion of the preferred stock, the Company issued 5,452,854 shares of common stock to International under the terms of an anti-dilutive provision in the I.T. Cruise and GalaxSea purchase agreements. As the issuance of the stock maintains the value of the shares issued in the acquisition, the shares were recorded as a reduction of paid in capital at their par value.

Restrictions on Ownership
-------------------------

The Company's Certificate of Incorporation restricts ownership of the common and preferred stock of the Company in order to comply with applicable gaming statutes. Persons who are not suitable to be stockholders of the Company under such statutes may not own common or preferred stock of the Company. Further, any stockholder may be required, at such stockholder's expense, to make filings with applicable gaming authorities to determine suitability, and if found not suitable will be required to dispose of such stockholder's stock and will not be entitled to vote or receive distributions pending such disposal.

Stock Options
-------------

The Company granted an officer options to purchase 210,000 shares of common stock for $.80 per share. The options expired in 1997.

During 1996, the Company granted an officer and one of its directors options to purchase 500,000 shares each of common stock for $.30, share. The shares were fully vested as of the date of the grant and expire five years from the date of the grant. No options to purchase the Company's stock were issued during 1998 and 1997.

The following is a table of options granted:

                                                                                       Exercise
                                                                                       Price Per
                                                               Options                   Share
                                                            -------------             ------------
Balance, December 31, 1996                                     1,210,000                 $.30-.80
   Expired                                                      (210,000)                $    .80
                                                               ---------                 --------
Balance, December 31, 1997                                     1,000,000                 $    .30

   Granted                                                             -                 $      -
                                                               ---------                 --------
Balance, December 31, 1998                                     1,000,000                 $    .30
                                                               =========                 ========

The Corporation has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation." Accordingly, no compensation cost has been recognized for the stock options. There is no proforma effect in 1998 or 1997 as the Company granted no options during those years.

                                     F-22
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
================================================================================

10.  CONTRACTS

The Company currently has six gaming and/or truck stop establishments as well as video poker route operations in Louisiana. The Company's gaming contracts assign various percentages of the gaming revenues of these establishments to various property owners, lessors or lenders. When the Company enters into a contract with an establishment, it acquires the right to place gaming devices in the establishment's truck stop facilities or bars. These agreements provide the establishments and route operators a percentage of the net gaming income. In addition, the Company has a revenue sharing agreement on a single location (Gold
Rush) which operates similar to the other gaming contracts, but the Company owns the truck stop facility. Below is a listing of the gaming contracts the Company has at December 31, 1998, and a definition of terms used.

Net Gaming Income:  Video poker revenue less state franchise fees and device
------------------
fees.

Route Operators:  Individuals who count, report, and deposit the gaming income.
----------------

Route Operations:  The Company has gaming contracts with bars and restaurants.
-----------------
These contracts provide the establishment's owners with 50% of the net gaming income, and the route operator with 25% of the net gaming income. The contracts expire in 1999 and are not expected to be renewed.

King's Lucky Lady:  In April 1992, the Company signed an agreement for the lease
------------------
of the King's Truck Stop in Port Barre, Louisiana. This lease was for a term of five years beginning on May 1, 1992, with monthly rental payments of 20% of the net revenue from the video poker machines. The Company had an option to renew the lease for three additional five-year terms, subject to the parties negotiating a percentage rental for the renewal period acceptable to both parties. Minimum future rentals cannot be estimated since future revenues are not known, nor has a percentage been negotiated.

See discussion at Note 8 of the Company's loss of the right to operate the video poker casino at King's Lucky Lady effective April 1, 1999.

The Lucky Longhorn Club:  During 1993, the Company purchased the right to
------------------------
operate the gaming devices of this establishment. Revenue interest rights included in the accompanying consolidated balance sheet (including $93,857 included in "Assets of business transferred under contractual agreement") are related to this purchase and the Diamond Jubilee below. (See Note 1.) The Company is bound by the terms of an agreement signed by the previous owner on June 2, 1992, which is for a period of ten years and provides for the establishment's owners to receive 50% of the net gaming income. In connection with the 1998 settlement of a previous dispute, the Company is required to pay the property owners $3,000 per month through October 1999.

                                     F-23
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
================================================================================

10.  CONTRACTS (CONTINUED)

Pelican Palace:  The Company lent approximately $1,450,000 to Curray Corporation
---------------
during 1994 for the construction of a truck stop in Vinton, Louisiana. Curray Corporation started construction in 1993 and in 1994, when the construction was completed, the Company began operating 50 video poker machines under a five year operating agreement. Under the operating agreement with Curray, 70% of the net profit from the premise's operations were dedicated to repayment of the loan from the Company with the remainder split 50% to each party. After the note was paid in full, the revenues were split 50% to each party. The operating agreement allows for three, five year renewal options.

In addition, the Company has agreed to pay 2% of its share of net profits to an unrelated third party for a finders fee.

Gold Rush Truck Stop:  The Company owns this truck stop facility in addition to
---------------------
operating the gaming devices.

The Company is required, to pay a former lender ten percent (10%) of net gaming income as long as the Company continues to operate the gaming establishment in St. Landry Parish, Louisiana. In addition, in the event that OI is sold to an unrelated party, the agreement provides for the former lender to receive ten percent (10%) of the proceeds from the sale in excess of $265,000.

Diamond Jubilee:  The Company issued 450,000 shares of the Company's common
----------------
stock to New Orleans Video Poker, Inc. (NOVP) on July 1, 1996 in exchange for the right to operate the gaming devices of this establishment. The common stock issued in conjunction with the acquisition was recorded as revenue interest rights at $81,450, the historical basis of net assets acquired. The Company and NOVP were related parties at the time of the acquisition. The Company subleases the facility from NOVP. The sublease agreement requires that the Company pay NOVP an amount equal to 50% of the net operating cash flow from the truck stop and casino after deductions for (i) all cash costs and expenses paid by the Company and (ii) interest and principal on any indebtedness of the Company on any furniture, fixtures, and equipment placed in the video poker casino, bar, or parking lot.

In August, 1998, the Company and NOVP purchased the rights to operate the truck stop fuel operations and restaurant. Under the agreement, the Company operates the facility, pays NOVP the proceeds from net fuel sales and receives a $3,000 per month management fee. The Company receives an additional $600 per month for each increment of 10,000 gallons per month of fuel sales over 50,000 gallons per month.

See discussion at Note 8 of the Company's possible termination of the sublease.

                                     F-24
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
================================================================================

10.  CONTRACTS (CONTINUED)

RPLLC:  In January 1997, RPI entered into an agreement to lease a truck stop
------
facility for a period of 50 years. The terms of the lease call for monthly base rent of $7,000 plus Additional Rent of ten percent (10%) of Net Revenue as defined in the lease agreement. Lessor further agreed that for the first 24 months after the commencement of video poker operations the Additional Rent would be five percent (5%) and that commencing with the twenty-fifth (25th) month of video poker operations that the Additional Rent would be ten percent (10%) of Net Revenue. RPI assigned the lease to RPLLC in 1998. The Company is currently in the process of building a new video gaming facility, truck stop and convenience store and in anticipation of its opening in the first quarter of 1999, closed the existing truck stop and convenience store in December 1998.
The construction is being financed with a note payable due in December 1999 (see
Note 6).

Subsequent to December 31, 1998, RPLLC entered into a fifteen year operating agreement with a third party to operate the convenience store, restaurant and truck stop once construction is complete. The operating fees due RPLLC for the truck stop are based on gallons of gasoline sold and an escalating base rent for the convenience store. The operator is also responsible for its share of common area costs.

Rent expense under the gaming leases was as follows:

                                                                  1998                  1997
                                                               ----------            ----------
Kings Lucky Lady                                               $  347,923            $  318,901
The Longhorn Club                                               1,255,451             1,185,440
Pelican Palace                                                    660,149               611,740
Gold Rush Truck Stop                                              209,575               201,568
Diamond Jubilee                                                   790,766               920,516
RPLLC                                                              84,000                44,000
                                                               ----------            ----------
                                                               $3,347,864            $3,282,165
                                                               ==========            ==========


Consulting Agreements:  In April 1998, the Company entered into a four year
----------------------
consulting agreement with OM. The agreement requires OM to pay the Company an annual consulting fee of $400,000.

In July 1998, the Company entered into a consulting agreement with RPLLC. The agreement required RPLLC to pay the Company an annual consulting fee of $50,000.

Subsequent to December 31, 1998, in conjunction with the restructuring of OM and RPLLC, the agreements were terminated effective April 1, 1999 (see Note 2).

                                     F-25
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
================================================================================

10.  CONTRACTS (CONTINUED)

Employment Agreement:  In April 1998, OM entered into a four year employment
---------------------
agreement with Williams. The agreement required OM to pay Williams $250,000 per year for services provided.

In July 1998, the agreement was amended to require RPLLC to pay a proportionate share of the salary to Williams.

Subsequent to December 31, 1998, in conjunction with the restructuring of OM and RPLLC, the annual salary was reduced effective April 1, 1999 to $100,000 per year.

Gold Rush Truck Stop Lease:  In April 1998, the Company entered into a ten year,
---------------------------
triple net lease with OM to lease the truck stop and casino assets to OM. The lease calls for annual base rent of $400,000.

Gold Rush Truck Stop Lease:  Subsequent to December 31, 1998, in conjunction
---------------------------
with the restructuring of OM and RPLLC, the lease was terminated effective April 1, 1999 and the Company entered into a new six month lease with OM. The new lease requires OM to pay the Company $33,333 per month through September 1999.


11.  EMPLOYEE BENEFIT PLAN

The Company adopted a 401(k) plan effective, January 1, 1998. Participation is voluntary and employees are eligible to participate upon attaining age 21 and completing one year of employment with the Company. The Company provides no matching contribution but may make a discretionary contribution which vests over six years. The Company made no discretionary contributions for the year ended December 31, 1998.


12.  LEASE COMMITMENTS

The Company leases office space under noncancellable operating leases expiring through September 2001. One of the locations is subleased to an unrelated third party. Rent expense (net of sublease income) for the years ended December 31, 1998 and 1997 was approximately $67,000 and $65,000, respectively. Future minimum lease payments, net of sublease payments, for the remaining terms of the leases are as follows:

Year ending
December 31,
------------
    1999                                   $ 47,840
    2000                                     47,840
    2001                                     31,893
                                           --------
                                           $127,573
                                           ========

                                     F-26
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
================================================================================

13.  SEGMENTS

The Company's operations are classified into two reportable segments that provide different services. Separate management of each segment is required because each business is subject to different operating strategies.

The first segment is the operation of video poker machines, restaurants and convenience stores in truck stops in Louisiana. The second segment derives it revenue from commissions and monthly fees related to the sales of cruise vacations. There are no other segments.

The following is a summary of segment information as of December 31, 1998:

                                           Segment 1         Segment 2         Corporate             Total
                                        ----------------  ---------------  ------------------  -----------------
Revenues                                     $24,383,294       $ 966,442          $        -        $25,349,736
Interest expense                                 306,652             835                   -            307,187
Depreciation and amortization                    284,805         332,950              13,239            630,994
Net income (loss)                                645,617        (186,981)           (712,386)          (253,750)
Assets                                         3,970,705         317,523           1,106,762          5,394,990
Expenditures for long-lived assets             1,714,785           7,644              13,196          1,735,625

                                     F-27
================================================================================

                             CORPORATE INFORMATION


OFFICERS AND DIRECTORS                        INDEPENDENT AUDITORS

North American Gaming                         Sartain Fischbein & Co.
and Entertainment Corporation                 3010 South Howard Avenue
                                              Suite 400
    E.H. Hawes, II                            Tulsa, Oklahoma 74114
    Chairman and Chief Executive Officer
    Dallas, Texas

                                              LEGAL COUNSEL
    Richard P. Crane, Jr.
    Director and Secretary                    Glast, Phillips & Murray
    Partner - Musick, Peeler & Garrett        2200 One Galleria Tower
    Los Angeles, California                   13355 Noel Road, LB 48
                                              Dallas, Texas 75240

    Daryl N. Snadon
    Director                                  CORPORATE OFFICES
    President - Beltway Development Company
    Addison, Texas                            13150 Coit Road, Suite 125
                                              Dallas, Texas 75240
                                              (972)671-1133
                                              (972)671-1134
I.T. Cruise, Inc. and GalaxSea
Cruises and Tours, Inc.

    Ron Blaylock
    Chairman
    Dallas, Texas

    Ted C. Parker, Jr.
    President
    Dallas, Texas



    For further information and a copy of the Company's Form 10KSB contact:

                                 Susan Vasquez
                          13150 Coit Road, Suite 125
                              Dallas, Texas 75240
                         (972) 671-1133, extension 224

                          TRAVELBYUS-IT INCORPORATED

                                      AND

                       TRAVELBYUS-GALAXSEA INCORPORATED



                              PURCHASE OF ASSETS

                                      OF



                           INTERNATIONAL TOURS, INC.

                                      AND

                       GALAXSEA CRUISES AND TOURS, INC.

                                      AND

                             PURCHASE OF SHARES OF

                              I. T. CRUISE, INC.



                               October 13, 1999

THIS AGREEMENT is made as of the 13/th/ day of October, 1999.

A M O N G:

          INTERNATIONAL TOURS, INC., a corporation incorporated under the laws of the State of Oklahoma

          ("International Tours")

                                                               OF THE FIRST PART
                                  - AND -

          GALAXSEA CRUISES AND TOURS, INC., a corporation incorporated under the laws of the State of Oklahoma

          ("GalaxSea")
                                                              OF THE SECOND PART

          ("International Tours" and "GalaxSea" sometimes individually referred as a "Vendor" and collectively as the "Vendors")

                                  - AND -

          NORTH AMERICAN GAMING AND ENTERTAINMENT
          CORPORATION, a corporation incorporated
          under the laws of the State of Delaware

          ("NAGE")

                                                               OF THE THIRD PART

                                  - AND -

          TRAVELBYUS.COM LTD., a corporation incorporated under the laws of the Province of Ontario

          ("Travelbyus")

                                                              OF THE FOURTH PART

                                  - AND -

          TRAVELBYUS-IT INCORPORATED, a corporation incorporated under the laws of the State of Delaware

          ("Travelbyus-IT")

                                                               OF THE FIFTH PART


                                  - AND -

          TRAVELBYUS-GALAXSEA INCORPORATED, a
          corporation incorporated under the
          laws of the State of Delaware

          ("Travelbyus-GalaxSea")

                                                               OF THE SIXTH PART


WHEREAS International Tours is engaged in the marketing of leisure travel programs to its network of affiliated retail travel agencies and all business ancillary thereto (the "International Tours Business"), I.T. Cruise, Inc. ("IT Cruise"), is engaged in the marketing of cruise programs and promotions to retail travel agencies affiliated with International Tours and all business ancillary thereto (the "IT Cruise Business") and GalaxSea is engaged in the marketing of cruise programs and promotions to retail travel agencies affiliated with GalaxSea and all business ancillary thereto (the "GalaxSea Business");

AND WHEREAS the Vendors have agreed to sell to Travelbyus-IT and Travelbyus-GalaxSea (collectively, the "Purchaser") and the Purchaser has agreed to purchase from the Vendors certain property, assets and undertaking of the Vendors relating to the Purchased Business (as hereinafter defined), all upon and subject to the terms and conditions hereof and NAGE has agreed to sell to Travelbyus-IT and Travelbyus-IT has agreed to purchase from NAGE, all of the issued and outstanding shares of IT Cruise, all on and subject to the terms and conditions hereof;

AND WHEREAS NAGE has a direct interest in GalaxSea and will benefit from the sale of the GalaxSea Assets (as herein defined) and receipt of the GalaxSea Purchase Price (as herein defined) and has accordingly agreed to provide certain covenants, agreements, representations and warranties and indemnities in favour of the Purchaser and Travelbyus as hereinafter provided;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the respective covenants, agreements, representations, warranties and indemnities of the parties herein contained and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), the parties hereto hereby covenant and agree as follows:


                          ARTICLE 1 - INTERPRETATION

1.1  Defined Terms

For the purposes of this Agreement, unless the context otherwise requires, the following terms shall have the meanings set out below and grammatical variations of such terms shall have corresponding meanings:

     (1) "Accounts Receivable" means all accounts receivable and trade accounts receivable accruing after the Effective Date;

     (a)  "Affiliate" has the meaning set out in the OBCA;

     (b)  "Associate" has the meaning set out in the OBCA;

     (c)  "Assumed Liabilities" has the meaning set out in section 4.1;

     (d) "Business Day" means any day, other than a Saturday or a Sunday, on which the principal chartered banks located in Toronto, Canada are open for business during normal banking hours;

     (e)  "Claim" has the meaning set out in section 11.3;

     (f) "Clearance/Mailing Obligation" means the obligation of NAGE and International Tours to:

          (i) forthwith prepare an information circular in prescribed form outlining the terms and conditions of the sale of the Purchased Shares and the GalaxSea Assets, providing requisite disclosure as to the business and affairs of the Purchaser and Travelbyus and describing the written consent resolution of International Tours as majority shareholder (the "Information Circular");

          (ii) file forthwith after its prompt preparation the Information Circular with the SEC;

          (iii) expeditiously and diligently clear any and all deficiencies raised by the SEC; and

          (iv) within 10 days after either; (a) clearance of the Information Circular by the SEC; or (b) 10 days after the SEC has duly received the Information Circular and has taken no action, to mail the Information Circular (as revised or amended, if applicable) to shareholders of NAGE in accordance with requisite securities and corporate law and to advise the Purchaser and Travelbyus in writing of the mailing date and the date which will therefore be the Escrow Release Date;

     (g) "Closing" means, as the case may be: (i) the consummation of the purchase and sale of the International Tours Assets effective as of the Effective Date commencing as of the Time of Closing on the Closing Date; and (ii) the consummation in escrow (pursuant to the Closing Escrow Agreement) of the purchase and sale of the Purchased Shares and the GalaxSea Assets effective as of the Effective Date, commencing as of the Escrow Release Date;

     (h) "Closing Date" means October 13, 1999 or such other date as the Vendors, NAGE, the Purchaser and Travelbyus may mutually determine;

     (i) "Closing Escrow Agreement" means the Closing Escrow Agreement to be entered into by the Parties and GPM on Closing with respect to the Purchased Shares and the GalaxSea Assets;

     (j) "Contract" means any agreement, indenture, contract, lease, deed of trust, licence, option, instrument or other commitment, whether written or oral;

     (k) "Date Data" means any data or input which includes an indicate of or reference to date;

     (l)  "Direct Claim" has the meaning set out in section 11.3;

     (m)  "Effective Date" means October 1, 1999;

     (n) "Employee Plans" means all pension, retirement, disability, medical, dental or other health insurance plans, life insurance or other death benefit plans, any stock option, bonus or other incentive plans, vacation benefit plans, severance plans or other employee benefit plans or arrangements to which the applicable company is a party or by which the applicable company is bound or with respect to which payments or contributions the applicable company may otherwise have any liability;

     (o) "Encumbrance" means any encumbrance, lien, charge, hypothec, pledge, mortgage, title retention agreement, security interest of any nature, adverse claim, exception, reservation, easement, right of occupation, any matter capable of registration against title, option, right of pre-emption, privilege or any Contract to create any of the foregoing;

     (p)  "Escrow Agent" means Montreal Trust Company of Canada;

     (q) "Escrow Release Date" means the earlier of (i) the date upon which the escrow pursuant to the Closing Escrow Agreement is released as a result of NAGE's and International Tour's fulfilment of the Clearance/Mailing Obligation, whereupon Closing of the purchase and sale of the Purchased Shares shall be deemed to have occurred as of the Time of Closing on the Closing Date and whereupon Closing of the purchase and sale of the GalaxSea Assets shall be deemed to have occurred as of the Effective Date; and (ii) March 31, 2000;

     (r)  "Excluded Assets" has the meaning set out in section 2.2;

     (s)  "Excluded Liabilities" has the meaning set out in section 4.2;

     (t) "GalaxSea Assets" means the following property and assets used in connection with or otherwise relating to the GalaxSea Business, including for greater certainty and without limitation, those owned, leased and/or operated by GalaxSea West;

          Equipment. The machinery, equipment, fixtures, furniture, furnishings, parts, and other fixed assets of or relating to or used in the operation of the GalaxSea Business as described in Schedule 1.1(t)(i);

          Prepaid Expenses. The prepaid expenses and the benefits thereof relating to the GalaxSea Business as described in Schedule 1.1(t)(ii);

          Agreements and Contracts. The rights under leases of personal and real property (whether as lessee or lessor), orders or contracts for the provision of goods or services (whether as buyer or seller), distribution, associate, supplier, franchise and agency agreements and all other Contracts of or relating to the GalaxSea Business, described in Schedule 1.1(t)(iii) and all Accounts Receivable with respect thereto;

          Licences. All of the Licences described in Schedule 1.1(t)(iv) and all Accounts Receivable with respect thereto;

          Intellectual Property. All trade or brand names, business names, trade marks, trade mark registrations and applications, service marks, service mark registrations and applications, copyrights, copyright registrations and applications, patents, internet domain names and registrations, 1-800 telephone numbers, patent registrations and applications and other patent rights (including any patents issued on such applications or rights), trade secrets, proprietary manufacturing information and know-how, equipment and parts lists and descriptions, instructions manuals, inventions, inventors' notes, research data, unpatented blue prints, drawings and designs, formulae, processes, technology and other intellectual property, together with all rights under licences, registered user agreements, technology transfer agreements and other agreements or instruments relating to any of the foregoing (collectively, the "Intellectual Property"), including without limitation, the trademarks, business names, design marks, copyrights, patents, licences and agreements described in
                  Schedule 1.1(t)(v);

          Computer Software. The computer software, including all rights under licences and other agreements or instruments relating thereto set out in Schedule 1.1(t)(vi);

          Books and Records. All books and records (other than minute books and related corporate records and those required by law to be retained by GalaxSea, copies of which will be made available to the Purchaser and Travelbyus, provided that the minute books and related corporate records of GalaxSea West will be provided to Travelbyus-GalaxSea on Closing) including without limitation, customer lists, sales records, price lists and catalogues, sales literature, vouchers, advertising and related material, employee manuals, (but not personnel records), supply records, inventory records and correspondence files (together with, in the case of any such information that is stored electronically, the media on which the same is stored);

          (viii) Goodwill. All goodwill, together with the exclusive right for the Purchaser to represent itself as carrying on the GalaxSea Business in succession to GalaxSea and GalaxSea West and the right to use any words indicating that the GalaxSea Business is so carried on, including the Purchaser's right to use the name "GalaxSea", or any variation thereof, as part of the name or style under which the GalaxSea Business or any part thereof is carried on by the Purchaser; and

          (ix) Shares. All of the issued and outstanding shares (the "GalaxSea West Shares") in the capital of GalaxSea West Corporation ("GalaxSea West").

     (u) "GalaxSea Business" has the meaning set out in the preambles to this Agreement;

     (v) "GalaxSea Financial Statements" means the unaudited financial statements of GalaxSea as at the year ended December 31, 1998 and for the six months ending June 30, 1999;

     (w)   "GalaxSea Purchase Price" has the meaning set out in section 2.1(b);

     (x)   "GalaxSea Transferred Employees" means the employees listed on
           Schedule 1.1(x);

     (y) "Governmental Authority" means any government, regulatory authority, governmental department, agency, commission, board, tribunal, crown corporation or court or other law, rule or regulation-making entity having or purporting to have jurisdiction on behalf of any nation or province or state or other subdivision thereof or any municipality, district or other subdivision thereof;

     (z)   "GPM" means Glast, Phillips & Murray, PC;

     (aa) "Holdback" means the US$100,000 to be placed in escrow pursuant to the Representation and Warranty Escrow Agreement;

     (bb)  "Indemnified Party" has the meaning set out in section 11.3;

     (cc)  "Indemnifying Party" has the meaning set out in section 11.3;

     (dd) "Information Circular" has the meaning set out in the definition of Clearance/Mailing Obligation;

     (ee)  "Intellectual Property" has the meaning set out in subsection
           1.1(t)(v);

     (ff) "International Tours Assets" means the following property and assets used in connection with or otherwise relating to the International Tours Business;

           Equipment. The machinery, equipment, fixtures, furniture, furnishings, parts, and other fixed assets of or relating to or used in the operation of the International Tours Business described in Schedule 1.1(ff)(i);

           Prepaid Expenses. The prepaid expenses and benefits thereof relating to the International Tours Business described in Schedule 1.1(ff)(ii);

           Agreements and Contracts. The rights under leases of personal and real property (whether as lessee or lessor), orders or contracts for the provision of goods or services (whether as buyer or seller), distribution, associate, supplier, franchise, and agency agreements and all other Contracts, of or relating to the International Tours Business described in Schedule 1.1(ff)(iii) and all Accounts Receivable with respect thereto;

           Licences. All of the Licences described in Schedule 1.1(ff)(iv) and all Accounts Receivable with respect thereto;

           Intellectual Property. All Intellectual Property including without limitation, the trademarks, business names, design marks, copyrights, patents, licences and agreements described in
                Schedule 1.1(ff)(v);

           Computer Software. The computer software, including all rights under licences and other agreements or instruments relating thereto set out in Schedule 1.1(ff)(vi);

           Books and Records. All books and records (other than minute books and related corporate records and those required by law to be retained by International Tours, copies of which will be made available to the Purchaser and Travelbyus), including without limitation, customer lists, sales records, price lists and catalogues, sales literature, vouchers, advertising and related material, sales records, employee manuals, (but not personnel records), supply records, inventory records and correspondence files (together with, in the case of any such information that is stored electronically, the media on which the same is stored); and

           Goodwill. All goodwill, together with the exclusive right for the Purchaser to represent itself as carrying on the International Tours Business in succession to International Tours and the right to use any words indicating that the International Tours Business is so carried on, including the Purchaser's right to use the name "International Tours", or any variation thereof, as part of the name or style under which the International Tours Business or any part thereof is carried on by the Purchaser;

     (gg) "International Tours Business" has the meaning set out in the preambles to this Agreement;

     (hh) "International Tours Financial Statements" means the unaudited financial statements of International Tours as at the year ended December 31, 1998 and for the six months ended June 30, 1999;

     (ii)  "International Tours Purchase Price" has the meaning set out in section 2.1(a);

     (jj)  "International Tours Stock Component" has the meaning set out in section 2.1(a);

     (kk) "International Tours Transferred Employees" means the employees who are listed in Schedule 1.1(kk);

     (ll) "IT Cruise Assets" means all property and assets of IT Cruise, including for greater certainty and without limitation, the following:

           Equipment. The machinery, equipment, fixtures, furniture, furnishings, parts, and other fixed assets of or relating to or used in the operation of the IT Cruise Business described in
                Schedule 1.1(ll)(i);

           Prepaid Expenses. The prepaid expenses and the benefits thereof relating to IT Cruise described in Schedule 1.1(ll)(ii);

           Agreements and Contracts. The rights under leases of personal and real property (whether as lessee or lessor), orders or contracts for the provision of goods or services (whether as buyer or seller), distribution, associate, supplier, franchise and agency agreements and all other Contracts of or relating to IT Cruise, described in Schedule 1.1(ll)(iii) and all Accounts Receivable with respect thereto;

           Licences. All of the Licences described in Schedule 1.1(ll)(iv) and all Accounts Receivable with respect thereto;

           Intellectual Property. All Intellectual Property including without limitation, the trademarks, business names, design marks, copyrights, patents, licences and agreements described in
                Schedule 1.1(ll)(v);

           Computer Software. The computer software, including all rights under licences and other agreements or instruments relating thereto set out in Schedule 1.1(ll)(vi);

           Books and Records. All books and records (including minute books and related corporate records) including without limitation, customer lists, sales records, price lists and catalogues, sales literature, vouchers, advertising and related material, sales records, employee manuals, (but not personnel records), supply records, inventory records and correspondence files (together with, in the case of any such information that is stored electronically, the media on which the same is stored); and

           Goodwill.  All goodwill;

     (mm) "IT Cruise Business" has the meaning set out in the preambles to this Agreement;

     (nn)  "IT Cruise Purchase Price" has the meaning set out in section 2.3;

     (oo)  "IT Cruise Cash Component" has the meaning set out in section 2.3;

     (pp) "IT Cruise Financial Statements" means the unaudited financial statements of IT Cruise as at the year ended December 31, 1998 and for the six months ended June 30, 1999;

     (qq)  "IT Cruise Stock Component" has the meaning set out in section 2.3;

     (rr)  Intentionally Deleted;

     (ss)  "Leased Premises"  has the meaning set out in section 6.1(h);

     (tt) "Licences" means all licences, permits, approvals, consents, certificates, registrations and authorizations (whether governmental, regulatory or otherwise;

     (uu) "LOI" means the letter agreement executed as of March 30, 1999 between the Vendors, IT Cruise, NAGE and Travelgateways.com Inc., as amended April 7, 1999 and assigned to Travelbyus on July 23, 1999;

     (vv) "Losses" means, in respect of any matter, all claims, demands, proceedings, losses, damages, liabilities, deficiencies, costs and expenses (including without limitation, all legal and other professional fees and disbursements, interest, penalties and amounts paid in settlement) arising directly or indirectly as a consequence of such matter;

     (ww) "Management Agreement" means the interim management agreement to be entered into by GalaxSea, NAGE, IT Cruise, Travelbyus and the Purchaser on Closing, which agreement shall be effective as of the Effective Date;

     (xx)  "OBCA" means the Business Corporations Act, Ontario;

     (yy)  "Other Amounts" has the meaning set out in section 11.1(d);

     (zz) "Parties" means collectively, the Vendors, NAGE, Travelbyus and the Purchaser and "Party" means any one of them;

     (aaa) "Purchased Assets" means collectively the International Tours Assets and the GalaxSea Assets;

     (bbb) "Purchased Business" means collectively, the International Tours Business and the GalaxSea Business;

     (ccc) "Purchased Shares" means all of the issued and outstanding shares in the capital of IT Cruise;

     (ddd) "Purchaser" has the meaning set out in the preambles to this Agreement;

     (eee) "Representation and Warranty Escrow Agreement" means the representation and warranty escrow agreement to be entered into by the Parties and the Escrow Agent with respect to the Holdback;

     (fff)    "SEC" means the Securities and Exchange Commission;

     (ggg) "Taxes" means and includes without limitation, all taxes, duties, fees, premiums, assessments, imposts, levies and other charges of any kind whatsoever imposed by any Governmental Authority, together with all interest, penalties, fines, additions to tax or other additional amounts imposed in respect thereof, including without limitation, those levied on or measured by or referred to as income, gross receipts, profits, capital transfer, land transfer, sales, goods and services, use, value-added, excise, stamp, withholding, business, franchising, property, payroll, employment, health, social services, education and social security taxes, all surtaxes, all customs duties and import and export taxes, all license, franchise and registration fees and all employment insurance, health insurance and United States and other government pension plan premiums;

     (hhh)    "Third Party" has the meaning set out in section 11.3;

     (iii)    "Third Party Claim" has the meaning set out in section 11.3;

     (jjj) "Time of Closing" means 10:00 a.m. (Toronto time) on the Closing Date, or such other time on the Closing Date as the Parties may mutually determine;

     (kkk) "Travelbyus Financial Statements" means the audited financial statements of Travelbyus as at the year ended December 31, 1998;

     (lll)    "TSE" means The Toronto Stock Exchange; and

     (mmm)    "WSE" means the Winnipeg Stock Exchange.

1.2  Currency

Unless otherwise indicated, all dollar amounts in this Agreement are expressed in United States funds.

1.3  Sections and Headings

The division of this Agreement into Articles, sections and subsections and the insertion of headings are for convenience of reference only and shall not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to an Article, section, subsection or Schedule refers to the specified Article, section or subsection of or Schedule to this Agreement.

1.4  Number, Gender and Persons

In this Agreement, words importing the singular number only shall include the plural and vice versa, words importing gender and words importing persons shall include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind whatsoever.

1.5  Accounting Principles

Any reference in this Agreement to generally accepted accounting principles refers to generally accepted accounting principles that have been established in the United States of America, including those approved from time to time by the Financial Accounting Standards Board or any successor body thereto.

1.6  Entire Agreement

This Agreement together with the documents contemplated herein constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether written or oral including for greater certainty and without limitation, the LOI. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as herein provided.

1.7  Time of Essence

Time shall be the essence of this Agreement.

1.8  Applicable Law

This Agreement shall be construed, interpreted and enforced in accordance with, and the respective rights and obligations of the Parties shall be governed by, the laws of the State of Texas and each Party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the state and federal courts located in Dallas County, Texas and all courts competent to hear appeals therefrom.

1.9  Successors and Assigns

This Agreement shall enure to the benefit of and shall be binding on and enforceable by the Parties and, where the context so permits, their respective successors and permitted assigns. No Party may assign any of its rights or obligations hereunder without the prior written consent of the other Parties.

1.10 Amendments and Waivers

No amendment or waiver of any provision of this Agreement shall be binding on any Party unless consented to in writing by such Party. No waiver of any provision of this Agreement shall constitute a waiver of any other provision nor shall any waiver constitute a continuing waiver unless otherwise provided.

1.11    Schedules

The following Schedules are attached to and form part of this Agreement:

Schedule 1.1(t)(i)            -     Equipment etc. of the GalaxSea Business
Schedule 1.1(t)(ii)           -     Prepaid Expenses of the GalaxSea Business
Schedule 1.1(t)(iii)          -     Agreements and Contracts of the GalaxSea Business
Schedule 1.1(t)(iv)           -     Licenses of the GalaxSea Business
Schedule 1.1(t)(v)            -     Intellectual Property of the GalaxSea Business
Schedule 1.1(t)(vi)           -     Computer Software of the GalaxSea Business
Schedule 1.1(ff)(i)           -     Equipment etc. of the International Tours Business
Schedule 1.1(ff)(ii)          -     Prepaid Expenses of the International Tours Business
Schedule 1.1(ff)(iii)         -     Agreements and Contracts of the International Tours Business
Schedule 1.1(ff)(iv)          -     Licences of the International Tours Business
Schedule 1.1(ff)(v)           -     Intellectual Property of the International Tours Business
Schedule 1.1(ff)(vi)          -     Computer Software of the International Tours Business
Schedule 1.1(kk)              -     International Tours Transferred Employees
Schedule 1.1(ll)(i)           -     Equipment etc. of IT Cruise
Schedule 1.1(ll)(ii)          -     Prepaid Expenses of IT Cruise
Schedule 1.1(ll)(iii)         -     Agreements and Contracts of IT Cruise
Schedule 1.1(ll)(iv)          -     Licences of IT Cruise
Schedule 1.1(ll)(v)           -     Intellectual Property of IT Cruise


Schedule 1.1(ll)(vi)          -     Computer Software of IT Cruise
Schedule 1.1(x)               -     GalaxSea Transferred Employees
Schedule 2.2(a)(i)            -     Prepaid Fees, etc. of the GalaxSea Business
Schedule 2.2(a)(ii)           -     Prepaid Fees, etc. of the International Tours Business
Schedule 3.3                  -     Allocation of Purchase Price among Purchased Assets
Schedule 6.1(a)               -     Jurisdictions in which International Tours is authorized to carry on business
Schedule 6.1(d)(i)(A)         -     Third Party Contractual Consents for the International Tours Business
Schedule 6.1(f)               -     Location of the International Tours Assets
Schedule 6.1(p)(i)            -     International Tours Financial Statements
Schedule 6.1(p)(iii)          -     Competing Business of the International Tours Business
Schedule 6.1(r)               -     Legal and Regulatory Proceedings
Schedule 6.1(s)               -     Customers of the International Tours Business
Schedule 6.1(t)               -     Suppliers of the International Tours Business
Schedule 6.1(u)               -     Employee Plans and Collective Agreements of the International Tours Business
Schedule 6.2(a)               -     Jurisdictions in which IT Cruise is authorized to carry on business
Schedule 6.2(h)               -     Location of IT Cruise Assets
Schedule 6.2(j)               -     Authorized and Issued Capital of IT Cruise
Schedule 6.2(n)               -     Third Party Consents of IT Cruise
Schedule 6.2(r)               -     IT Cruise Financial Statements
Schedule 6.2(v)               -     Tax Disclosure of IT Cruise
Schedule 6.2(x)               -     Bank Accounts of IT Cruise
Schedule 6.2(aa)(iii)         -     Competing Business of the IT Cruise Business
Schedule 6.2(ac)              -     Customers of IT Cruise
Schedule 6.2(ad)              -     Suppliers of IT Cruise
Schedule 6.3(a)               -     Jurisdictions in which GalaxSea is authorized to carry on business
Schedule6.3(cc)               -     Bank Accounts of GalaxSea West
Schedule 6.3(d)(i)(A)         -     Third Party Contractual Consents for the GalaxSea Business
Schedule 6.3(e)               -     Location of the GalaxSea Assets
Schedule 6.3(o)(i)            -     GalaxSea Financial Statements
Schedule 6.3(o)(iii)          -     Competing Business of the GalaxSea Business
Schedule 6.3(r)               -     Customers of the GalaxSea Business
Schedule 6.3(s)               -     Suppliers of the GalaxSea Business
Schedule 6.3(t)               -     Employee Plans and Collective Agreements of the GalaxSea Business
Schedule 7.1(f)               -     Travelbyus Financial Statements
Schedule 10.1(d)              -     Third Party Contractual Consents for IT Cruise
Schedule 11                   -     Service Marks
Schedule 12                   -     Disclosures Regarding International Tours Customers


Schedule 13                   -     Disclosures Regarding International Tours Suppliers
Schedule 14                   -     Disclosures Regarding GalaxSea Suppliers
Schedule 15                   -     Disclosures Regarding Accounts Payable



                         ARTICLE 2 - PURCHASE AND SALE

2.1  Purchase and Sale of Purchased Assets
     -------------------------------------

Subject to the terms and conditions of this Agreement:

     (a) International Tours shall convey, sell, assign and transfer to Travelbyus-IT and Travelbyus IT shall purchase from International Tours, effective as of the Effective Date commencing on the Time of Closing on the Closing Date, the International Tours Assets, free and clear of any and all Encumbrances, in exchange for the sum of US$666,666 (the "International Tours Cash Component") and 333,333 common shares in the capital of Travelbyus(the "International Tours Stock Component"); provided that on Closing the International Tours Stock Component shall be placed in escrow pursuant to the Closing Escrow Agreement, to be released on the terms and conditions therein contained (the "International Tours Purchase Price"); and

     (b) GalaxSea shall convey, sell, assign and transfer to Travelbyus-GalaxSea and Travelbyus-GalaxSea shall purchase from GalaxSea effective as of the Effective Date commencing on the Escrow Release Date pursuant to the Closing Escrow Agreement, the GalaxSea Assets, free and clear of any and all Encumbrances, in exchange for the sum of US$285,000 (the "GalaxSea Purchase Price");

2.2  Excluded Assets

For greater certainty, and without limitation, the Purchased Assets shall not include any of the following property and assets of the Vendors (collectively, the "Excluded Assets"):

     Cash. Save and except in respect of the prepaid fees, commissions and royalties identified on Schedules 2.2(a)(i) and 2.2(a)(ii), (which amounts will be paid on Closing to the Purchaser) all cash on hand or in banks or other depositions of the Vendors as of the Effective Date;

     Accounts Receivable. All Accounts Receivable due or accruing due to the Vendors in connection with the International Tours Business and the GalaxSea Business for the period arising prior to the Effective Date including without limitation, pro-rated, accrued vendor productivity bonuses;

     Inter-company Debt. All indebtedness of NAGE or IT Cruise and any of their Associates or Affiliates to any of the Vendors or IT Cruise and/or all indebtedness of any of the Vendors or IT Cruise and their Associates or Affiliates to any of the Vendors, IT Cruise or NAGE as of the Effective Date; and

     Income Taxes. All income tax or payroll tax instalments paid by either of the Vendors and the right to receive any refund of income taxes paid by either of the Vendors as of the Effective Date.

2.3  Purchase and Sale of Purchased Shares

Subject to the terms and conditions of this Agreement, NAGE shall convey, sell, assign and transfer to Travelbyus-IT and Travelbyus-IT shall purchase from NAGE, effective as of the Effective Date commencing on the Escrow Release Date, the Purchased Shares, free and clear of any and all Encumbrances, in exchange for (the "IT Cruise Purchase Price") US$1,048,334 (the "IT Cruise Cash Component") and 666,667 common shares in the capital of Travelbyus (the "IT Cruise Stock Component").


                             ARTICLE 3 - PURCHASE

3.1  Purchase Price

The Purchase Price shall be satisfied by the payment of the International Tours Purchase Price, the GalaxSea Purchase Price and the IT Cruise Purchase Price.

3.2  Payment of Purchase Price

At the Time of Closing, the Purchaser shall satisfy and pay the Purchase Price to the Vendors and NAGE as follows:

     Travelbyus-IT shall deliver to International Tours a certified cheque or bank draft representing the International Tours Cash Component less US$83,333 previously advanced as and by way of a deposit pursuant to the LOI and less US$33,333 on account of the Holdback;

     Travelbyus-GalaxSea shall deliver to GalaxSea a certified cheque representing the GalaxSea Purchase Price less the sum of US$35,000 previously advanced as and by way of a deposit pursuant to the LOI and less US$33,333 on account of the Holdback;

     (a) Travelbyus-IT shall deliver to NAGE a certified cheque or bank draft representing the IT Cruise Cash Component less US$131,667 previously advanced as and by way of a deposit pursuant to the LOI and less

          US$33,334 on account of the Holdback;

     (b) Travelbyus-IT shall deliver to International Tours share certificates representing the International Tours Stock Component and International Tours shall forthwith deposit such share certificates with the Escrow Agent pursuant to the Closing Escrow Agreement;

     (c) Travelbyus-IT shall deliver to NAGE share certificates representing the IT Cruise Stock Component and NAGE shall forthwith deposit such share certificates with the Escrow Agent pursuant to the Closing Escrow Agreement;

     (d) the Purchaser shall deliver to the applicable Vendor a certified cheque or bank draft in the amount of the prepaid deposits listed on Schedules 1.1(t)(ii) and 1.1(ff)(ii) against delivery to the Purchaser by the Vendors of a certified cheque or bank draft in the amount of the prepaid fees listed on Schedules 2.2(a)(i) and 2.2(a)(ii); and

     In addition to payment of the Purchase Price, the Purchaser shall deliver to GalaxSea, International Tours IT Cruise and NAGE, as applicable, certified cheques or bank drafts in an amount equal to payment made by any of them after September 30, 1999 for expenses accruing and paid after September 30, 1999 relating to the International Tours Business, the GalaxSea Business and the IT Cruise Business.

3.3  Allocation of Purchase Price

Each of the Vendors and the Purchaser covenant and agree to allocate the Purchase Price among the Purchased Assets in accordance with the terms and conditions of this Agreement and specifically Schedule 3.3 and to report the sale and purchase of the Purchased Assets for all federal, state and local tax purposes in a manner consistent with such allocation. Travelbyus does hereby covenant and agree that it is the understanding of Travelbyus that the general accepted practice in the Province of Ontario, consistent with requisite securities laws, rules and policies published by the Ontario Securities Commission and various telephone conversations between counsel to Travelbyus and the Ontario Securities Commission, is that securities issued outside of the Province of Ontario (i.e. to non-residents of Ontario) will have a 90 day restriction on their tradeability, subject always to requisite and applicable rules relative to the holding and sale of stock by insiders of public companies such as Travelbyus.

3.4  Transfer Taxes

The Purchaser shall be liable for and shall pay all federal and state sales taxes (including any retail sales taxes) and all other taxes, duties, fees or other like charges of any jurisdiction properly payable in connection with the transfer of the Purchased Assets by the Vendors to the Purchaser.

3.5  Payment of Accounts Payable

Each Vendor hereby covenants and agrees to be responsible for and pay upon demand by the creditor (unless payment has previously been made by suh Vendor or is disputed in good faith by such Vendor) all debts, liabilities and obligations in respect of or relating to the Purchased Business and the Purchased Assets of such Vendor (exclusive of the Assumed Liabilities) up to and including the Effective Date save and except as set forth on Schedule 15. At the request of the Purchaser, the applicable Vendor shall provide written evidence of payment of accounts payable. To the extent that there is a dispute with any particular customer and/or supplier with respect to the validity of a particular account payable (or a portion thereof), the applicable Vendor shall provide notice to the Purchaser and Travelbyus together with particular details of such dispute and the applicable Vendor and the Purchaser shall attempt to resolve the dispute with the supplier, bearing in mind that such supplier may be a valued supplier of the Purchased Business.


                     ARTICLE 4 - ASSUMPTION OF LIABILITIES

4.1  Assumption of Certain Liabilities by the Purchaser

Subject to the provisions of this Agreement, as part of the consummation of the purchase and sale of the Purchased Assets, the Purchaser shall only assume and pay in the normal course as they fall due and discharge, perform and fulfil, the obligations and liabilities of each Vendor (the "Assumed Liabilities") in respect of the Contracts described in Schedules 1.1(t)(iii) and 1.1(ff)(iii), the Licences described in Schedules 1.1(t)(iv) and 1.1(ff)(iv) and the employment obligations in respect of the GalaxSea Transferred Employees and the International Tours Transferred Employees. For greater certainty and without limitation, Travelbyus-IT shall assume the Assumed Liabilities with respect to the International Tours Business, with effect as of the Effective Date, as of the Time of Closing on the Closing Date and Travelbyus-GalaxSea shall assume the Assumed Liabilities with respect to the GalaxSea Business, with effect as of the Effective Date, as of the Escrow Release Date.

4.2  Non-Assumption of Excluded Liabilities

For greater certainty and without limitation, the Purchaser shall only be liable for the Assumed Liabilities and the Purchaser is not assuming and shall not be liable or responsible for any other debt, liability or obligation of the Vendors incurred in connection with the Purchased Business or any other business (the "Excluded Liabilities").


              ARTICLE 5 - CLOSING DATE AND TRANSFER OF POSSESSION

5.1  Closing Date and Place of Closing

Closing shall occur on the Closing Date at the offices of Cassels Brock & Blackwell, Suite 2100, 40 King Street West, Toronto, Ontario, M5H 3C2 or at such other place as the Parties may agree upon as the place of Closing.

5.2  Transfer and Delivery of Purchased Assets

Subject to compliance with the terms and conditions hereof: (i) the transfer of possession of the GalaxSea Assets shall be deemed to take effect as of the Effective Date, commencing at midnight on the Escrow Release Date; and (ii) the transfer of possession of the International Tours Assets shall be deemed to take effect as of midnight on the Closing Date as of the Effective Date.

5.3  Further Assurances

From time to time subsequent to Closing and both before and after the Escrow Release Date, each of the Vendors and NAGE shall at all times, promptly execute and deliver all such documents, including without limitation, all such additional conveyances, transfers, consents and other assurances and shall do all such other acts and things as the Purchaser and Travelbyus, acting reasonably, may from time to time request be executed or done in order to better evidence, perfect or effectuate any provision of this Agreement or of any agreement or other document executed pursuant to this Agreement or any of the respective obligations intended to be created hereby or thereby.

                  ARTICLE 6 - REPRESENTATIONS AND WARRANTIES

6.1 Representations and Warranties relating to the International Tours Business and International Tours

International Tours represents and warrants to Travelbyus-IT and Travelbyus as follows, and acknowledges that Travelbyus-IT and Travelbyus are relying on such representations and warranties in connection with the purchase of the International Tours Assets:

     Organization. International Tours is a corporation duly incorporated and organized and validly existing under the laws of the State of Oklahoma and has the corporate power to own or lease the International Tours' Assets, to carry on the International Tours Business and to enter into this Agreement and to perform its obligations hereunder. International Tours is duly qualified as a corporation to do business in each jurisdiction in which the nature of the International Tours Business or the International Tours Assets makes such qualification necessary and as set out in Schedule 6.1(a), except where the failure to be so qualified would not have a material adverse effect on the International Tours Business or the International Tours Assets.

     Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder have been duly authorized by all necessary corporate action on the part of International Tours. This Agreement has been duly authorized, executed and delivered by International Tours and is a legal, valid and binding obligation of International Tours, enforceable against International Tours in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency and other laws affecting the rights of creditors generally and except that equitable remedies may be granted only in the discretion of a court of competent jurisdiction.

     No Other Agreements to Purchase.  No person other than Travelbyus-IT or
          Travelbyus has any written or oral agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase or acquisition from International Tours of any of the International Tours Assets.

     No Violation. The execution and delivery of this Agreement by International Tours and the consummation of the transactions herein provided for will not result in:

          (i) the breach or violation of any of the provisions of, or constitute a default under, or conflict with or cause the acceleration of any obligation of International Tours under:

               (A) any Contract to which International Tours is a party or by which International Tours is or its properties or assets are bound, following receipt of the consents to assignment contemplated hereby in Schedule 6.1(d)(i)(A);

               (B) any provision of the Articles of Incorporation (and any amendments thereto) or by-laws or resolutions of the board of directors (or any committee thereof) or shareholders of International Tours;

               (C) any judgment, decree, order or award of any court, governmental body or arbitration body having jurisdiction over International Tours;

               (D) any Licence or authorization held by International Tours or necessary for the operation of the International Tours Business; or

               (E) any applicable law, statute, ordinance, regulation or rule applicable to International Tours, the International Tours Business or any of the International Tours Assets; or

          (ii) the creation or imposition of any Encumbrance against the International Tours Business or any of the International Tours Assets.

          Except as set forth on Schedule 12 or 13, International Tours has no reason to believe that consents to the assignment of the Contracts which are to be procured post-Closing, as identified on Schedule 6.1(d)(i)(A) will not be duly received, but makes no guarantees or assurances in this regard.

     (e) Acts of Bankruptcy. International Tours is not insolvent, has not proposed a compromise or arrangement to its creditors generally, has not taken any proceeding with respect to a compromise or arrangement, has not taken any proceeding to have itself declared bankrupt or wound-up, has not taken any proceeding to have a receiver appointed of any part of its assets and at present, no encumbrancer or receiver has taken possession of any of its property and no execution or distress is enforceable or levied upon any of its property and no petition for a receiving order in bankruptcy is filed against it.

     (f) Sufficiency of International Tours Assets. The International Tours Assets are sufficient to carry on the International Tours Business. Any equipment, computers and other tangible assets comprising the International Tours Assets are in good operating condition and are in a state of good repair and maintenance. All tangible assets of the International Tours Business are situated at the locations set out in
          Schedule 6.1(f).

     (g) Title to Personal Property. The International Tours Assets are owned beneficially and, where appropriate, of record by International Tours with good and marketable title thereto, free and clear of all Encumbrances. No person has any written or oral agreement, option, understanding or commitment or any right or privilege capable of becoming an agreement, for the purchase from International Tours of any of the International Tours Assets and there has been no assignment, subletting or granting of any licence (of occupation or otherwise) of or in respect of any of the

          International Tours Assets. International Tours does not own any real property or any shares in the capital of IT Cruise.

     (h) Leased Property. International Tours is not a party to any lease or agreement to lease in respect of any real property, whether as lessor or lessee, other than the right that has been granted by NAGE to occupy a portion of the premises leased by NAGE and located at 13150 Coit Road, Suite 125, Dallas, Texas (the "Leased Premises"). International Tours has the right to occupy and use a portion of the Leased Premises, subject to the rights of GalaxSea and IT Cruise to occupy a portion of the Leased Premises and the right of NAGE to occupy the remainder of the Leased Premises.

     (i) Intellectual Property. Schedule 1.1(ff)(v) sets out all registered or pending or unregistered Intellectual Property (including particulars of registration or application for registration) and all licences, registered user agreements and other Contracts that comprise or relate to the Intellectual Property of International Tours. The Intellectual Property of International Tours comprises all registered and unregistered, trade or brand names, business names, trade marks, service marks, copyrights, patents, trade secrets, know-how, inventions, designs and other industrial or intellectual property necessary to conduct the International Tours Business. International Tours is the beneficial and, where applicable, the registered owner of its Intellectual Property, free and clear of all Encumbrances, and is not a party to or bound by any Contract or any other obligation whatsoever that limits or impairs its ability to sell, transfer, assign or convey, or that otherwise affects, its Intellectual Property. Save as provided for in Schedule 1.1(ff)(v), no person has been granted any interest in or right to use all or any portion of the Intellectual Property. The conduct of the International Tours Business does not infringe upon the industrial or intellectual property rights, domestic or foreign, of any other person, nor has International Tours received any notice that the conduct of the International Tours Business, including the use of its Intellectual Property, infringes upon or breaches any industrial or intellectual property rights of any other person, and International Tours, after due inquiry, has no knowledge of any infringement or violation of any of its rights in its Intellectual Property. International Tours is not aware of any state of facts that casts doubt on the validity of enforceability of any of its Intellectual Property. International Tours has provided to Travelbyus-IT and Travelbyus a true and complete copy of all agreements, instruments and amendments thereto that comprise or relate to its Intellectual Property.

     (j) Insurance. International Tours has the International Tours Assets and the International Tours Business insured against loss or damage on a replacement cost basis and such insurance coverage will be continued in full force and effect to and including the Closing Date. International Tours is not in default with respect to any of the provisions contained in any such insurance policy and has not failed to give any notice or to present any claim under such insurance policy, in a due and timely fashion.

     (k) Agreements and Commitments. Except as described in Schedule 1.1(ff)(iii), International Tours is not a party to or bound by any Contract relating to the International Tours Business or the International Tours Assets. There is no oral agreement or Contract relating to the International Tours Business or the International Tours Assets which is material to the International Tours Business which has not been disclosed in writing to Travelbyus-IT and Travelbyus. International Tours has performed all of the obligations required to be performed by it and is entitled to all benefits under, and is not in default or alleged to be in default in respect of, any Contract relating to the International Tours Business or the International Tours Assets to which it is a party or by which it is bound; all such Contracts are in good standing and in full force and effect, and no event, condition or occurrence exists that, after notice or lapse of time or both, would constitute a default under any of the foregoing, except as set forth on Schedule 1.1(ff)(iii). International Tours has made available to Travelbyus-IT and Travelbyus a true and complete copy of each Contract listed or described in
          Schedule 1.1(ff)(iii) and all amendments, variations, extensions and modifications thereto. There is no requirement under any Contract relating to the International Tours Business or the International Tours Assets to which International Tours is a party or by which it is bound and which constitute part of the International Tours Assets to give any notice to, or to obtain the consent or approval of, any party to such Contract relating to the consummation of the transactions contemplated by this Agreement, except for the notifications, consents and approvals described in Schedule 6.1(d)(i)(A). Except as set forth on Schedule 12 or Schedule 13, International Tours has no reason to believe that any of the Contracts relating to the International Tours Business or the International Tours Assets will not be renewed, in the ordinary course of business, from and after their respective expiry dates on similar terms and conditions, but makes no guarantees or assurances in this regard.

     (l) Compliance with Laws; Governmental Authorization. International Tours has complied in all material respects with all laws, statutes, ordinances, regulations, rules, judgments, decrees or orders applicable to the International Tours Business and/or the International Tours Assets, including without limitation, those relating to anti-competition and anti-combines. Neither International Tours nor any of its directors, officers, agents, employees or other persons acting on behalf of International Tours have, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made any unlawful payments on behalf of International Tours to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds or knowingly made any false or fictitious entry on the books or records of International Tours or made any bribe, rebate, pay-off, influence payment, kickback or other unlawful payment on behalf of International Tours. Schedule 1.1(ff)(iv) sets out a complete and accurate list of all Licences held by or granted to International Tours and there are no other Licences necessary to carry on the International Tours Business or to own or lease any of the International Tours Assets. Each Licence is valid, subsisting and in good standing and International Tours is not in default or in breach of any Licence and, to the knowledge of International Tours, no proceeding is pending or threatened to revoke or limit any Licence. International Tours has made available a true and complete copy of each Licence and all amendments thereto to Travelbyus-IT and Travelbyus.

     (m) Regulatory Consents and Approvals. There is no requirement to make any filing with, give any notice to or to obtain any Licence, from any governmental or regulatory agency or authority as a condition to the lawful consummation of the transactions contemplated by this Agreement, except for the filings, notifications, licences, permits, certificates, registrations, consents and approvals that relate solely to the identity of Travelbyus-IT or the nature of any business carried on by Travelbyus-IT.

     (n) Books and Records. The books and records of International Tours fairly and correctly set out and disclose, in accordance with generally accepted accounting principles, the financial position of International Tours as at the date hereof and all material financial transactions of International Tours relating to the International Tours Business have been accurately recorded in such books and records.

     (o) Absence of Changes. Since June 30, 1999, the International Tours Business has carried on only in the ordinary and normal course consistent with past practice and there has not been; (i) any material adverse change in the condition (financial or otherwise), assets, liabilities, operations, earnings, business or prospects of the International Tours Business; (ii) any damage, destruction or loss (whether or not covered by insurance) affecting the International Tours Assets; or (iii) any obligation or liability (whether absolute, accrued, contingent or otherwise, and whether due or to become due) incurred by International Tours in connection with the International Tours Business, other than those incurred in the ordinary and normal course of the International Tours Business and consistent with past practice.

     (p)  Non-Arm's Length Transactions.  With respect to the International
          Tours

          Business:

          (i) Since June 30, 1999, International Tours has not made any payment or loan to, or borrowed any moneys from and is not otherwise indebted to, any officer, director, employee, shareholder or any other person not dealing at arm's length with International Tours or any Affiliate or Associate of any of the foregoing, except as disclosed on the International Tours Financial Statements attached as Schedule 6.1(p)(i) and except for usual employee reimbursements and compensation paid in the ordinary course of the International Tours Business; and

          (ii) International Tours is not party to any Contract with any officer, director, employee, shareholder or any other person not dealing at arm's length with International Tours or any Affiliate or Associate of any of the foregoing.

          (iii) No officer, director, employee or shareholder of International Tours or any other person not dealing at arm's length with International Tours and no entity that is an Affiliate or Associate of one or more of such individuals:

                 (a) owns, directly or indirectly, any interest in (except for shares representing less than 1% of the outstanding shares of any class or series of any publicly traded company), or is an officer, director, employee or consultant or, any person that is, or is engaged in business as, a competitor of the International Tours Business (other than IT Cruise and GalaxSea and other than as set forth on Schedule 6.1(p)(iii)) or a lessor, lessee, supplier, distributor, sales agent or customer of the International Tours Business (other than IT Cruise and GalaxSea);

                 (b) owns, directly or indirectly, in whole or in part, any property that International Tours uses in the operation of the International Tours Business (other than IT Cruise and GalaxSea); or

                 (c) has any cause of action or other claim whatsoever against, or owes any amount to, International Tours in connection with the International Tours Business, except for any liabilities reflected in the International Tours Financial Statements and claims in the ordinary course of business, consistent with past practice.

                 (d) The International Tours Financial Statements have been prepared in accordance with generally accepted accounting principles (except that the unaudited financial statements do not have footnotes and are subject to year end audit adjustment) applied on a basis consistent with that of the preceding period and present fairly:

                       1. all of the assets, liabilities and financial position of International Tours as at the dates indicated; and

                       2. the sales, earnings, results of operation and changes in financial position of International Tours for all of the dates indicated.

     (q) Taxes. International Tours has duly filed on a timely basis all tax returns required to be filed by it and has paid all Taxes that are due and payable, and all assessments, reassessments, governmental charges, penalties, interest and fines due and payable by it, except for those Taxes International Tours may be contesting in good faith. International Tours has made adequate provision for Taxes payable in respect of the International Tours Business for the current period and any previous period for which Tax returns are not yet required to be filed. There are no actions, suits, proceedings, investigations or claims pending or, to the knowledge of International Tours, threatened against International Tours in respect of Taxes, nor are any material matters under discussion with any Governmental Authority with regard to Taxes asserted by any such authority. International Tours has withheld from each payment made to any of its past or present employees, officers or directors, and to any non-residents of the United States, the amount of all Taxes and other deductions required to be withheld therefrom, and has paid the same to the proper tax or other receiving officers within the time required under applicable legislation.

     (r) Litigation. Except as described in Schedule 6.1(r), there are no actions, claims, suits or proceedings (whether or not purportedly on behalf of International Tours) pending or, to the knowledge of International Tours, threatened against or affecting International Tours at law or in equity or before or by any federal, state, municipal or other governmental department, court, commission, board, bureau, agency or instrumentality, domestic or foreign, or before or by an arbitrator or arbitration board, the resolution of which is expected to have a material adverse effect on the International Tours Business. International Tours is not aware of any grounds on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

     (s) Customers. Schedule 6.1(s) sets out all of the revenue generating customers of the International Tours Business and the basis upon which they are a customer (i.e. franchise agreement, agency agreement, informal agreement, etc.). There has been no termination or cancellation of, and no material modification or change thereto except as described on Schedule 6.1(s). International Tours is not currently aware and has no reason to believe that the benefits of any relationship with a material number of the customers of the International Tours Business will not continue after Closing in substantially the same manner as prior to the date of this Agreement.

     (t) Suppliers. Schedule 6.1(t) sets out all the suppliers of the International Tours Business (those suppliers of the International Tours Business that account for more than 5% of revenue for calendar 1998 are marked with an "m") and, except as described on Schedule 6.1(t), there has been no termination or cancellation of, and no material modification or change in, International Tours' relationship with any of the material suppliers. International Tours is not currently aware and has no reason to believe that the benefits of any relationship with a material number of the suppliers of the International Tours Business will not continue after Closing in the same manner as prior to the date of this Agreement. Notwithstanding the foregoing, Travelbyus-IT acknowledges that supplier contracts are negotiated annually at the end of each calendar year for the next following year.

     (u) Employee Plans. There are no Employee Plans with respect to the International Tours Business other than those listed in Schedule 6.1(u).

     (v) Collective Agreements. Save and except as disclosed on Schedule 6.1(u), International Tours has not made any agreements with any labour union or employee association nor made commitments to or conducted negotiations with any labour union or employee association with respect to any future agreements and International Tours is not aware of any current attempts to organize or to establish any labour union or employee association. There are no material controversies pending or threatened between any labour union or employee organization and International Tours. There are no pending or threatened representation questions respecting the employees of International Tours and there are no pending arbitration proceedings arising out of or under any union contract.

     (w) Year 2000 Readiness. To the knowledge of International Tours, the software currently utilized by International Tours in connection with the International Tours Business in its operation and the software developed by or on behalf of International Tours in connection with the International Tours Business and supplied to clients of International Tours in connection with the International Tours Business will function without error or interruption related to Date Data, specifically including errors or interruptions from functions which may involve Date Data from more than one century. To the knowledge of International Tours, the software currently utilized by International Tours in connection with the International Tours Business, in its operation and developed by or on behalf of International Tours in connection with the International Tours Business and or otherwise supplied to clients of International Tours in connection with the International Tours Business does not contain any routines or devices introduced by International Tours or to the knowledge of International Tours introduced by any other person or in any other manner that could interfere with their use (including without limitation, time locks, keys or bombs) or interfere with, delete or corrupt data (commonly known as "viruses").

     (x) Full Disclosure. Neither this Agreement nor any document to be delivered by International Tours nor any certificate, report, statement or other document furnished by International Tours in connection with the negotiation of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. There has been no event, transaction or information that has come to the attention of International Tours that has not been disclosed to Travelbyus-IT and Travelbyus in writing and that could reasonably be expected to have a material adverse effect on the assets, business, earnings, prospects, properties or condition (financial or otherwise) of the International Tours Business and/or the International Tours Assets.

6.2 Representations and Warranties relating to the Purchased Shares, IT Cruise and NAGE

NAGE represents and warrants to Travelbyus-IT and Travelbyus as follows, and acknowledges that Travelbyus-IT and Travelbyus are relying on such representations and warranties in connection with its purchase of the Purchased Shares and its purchase of the GalaxSea Assets including without limitation, the GalaxSea West Shares:

     (a) Organization. IT Cruise is a corporation duly incorporated and organized and validly existing under the laws of the State of Oklahoma and has the corporate power to own or lease its property and assets, to carry on the IT Cruise Business. IT Cruise is duly qualified as a corporation to do business in each jurisdiction in which the nature of the IT Cruise Business or the IT Cruise Assets makes such qualification necessary and as set out in Schedule 6.2(a), except where the failure to be so qualified would not have a material adverse effect on IT Cruise or the IT Cruise Business.

     (b) Organization. NAGE is a corporation duly incorporated and validly existing under the laws of the State of Delaware and has the corporate power to own or lease its property, to carry on its business as now being conducted by it, to enter into this Agreement and to perform its obligations hereunder.

     (c) Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder have been duly authorized by all necessary corporate action on the part of NAGE save and except as contemplated by the Clearance/Mailing Obligation. This Agreement has been duly authorized, executed and delivered by NAGE and is a legal, valid and binding obligation of NAGE, enforceable against NAGE by Travelbyus-IT and Travelbyus in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency and other laws affecting the rights of creditors generally and except that equitable remedies may be granted only in the discretion of a court of competent jurisdiction.

     (d) No Violation. The execution and delivery of this Agreement by NAGE and the consummation of the transactions herein provided for will not result in:

          (i) the breach or violation of any of the provisions of, or constitute a default under, or conflict with or cause the acceleration of any obligation of NAGE or IT Cruise, as the case may be, under:

                 (A) any Contract to which NAGE or IT Cruise is a party or by which NAGE or IT Cruise or their respective properties or assets are bound;

                 (B) any provision of the Articles of Incorporation or by-laws or resolutions of the board of directors (or any committee thereof) or shareholders of NAGE or IT Cruise, subject to satisfaction of the Clearance/Mailing Obligation;

                 (C) any judgment, decree, order or award of any court, governmental body or arbitration body having jurisdiction over NAGE or IT Cruise;

                 (D) any licence, permit, approval, consent or authorization held by NAGE or IT Cruise or necessary to the operation of their respective businesses; or

                 (E) any applicable law, statute, ordinance, regulation or rule applicable to NAGE or IT Cruise, their respective businesses or assets; or

          (ii) the creation or imposition of any Encumbrance against the business or the assets of NAGE, including for greater certainty and without limitation, the Purchased Shares and/or the business or the assets of IT Cruise including for greater certainty and without limitation, the IT Cruise Assets and the IT Cruise Business.

     (e) Right to Sell. NAGE is the sole registered and beneficial owner of the Purchased Shares with good and marketable title thereto free and clear of all Encumbrances. NAGE has the exclusive right to sell, transfer and assign the Purchased Shares to Travelbyus-IT as provided in this Agreement subject to the Clearance/Mailing Obligation. The Purchased Shares are not subject to the terms of any shareholders' agreement, voting trust or voting agreement.

     (f) No Other Agreements to Purchase. No person other than Travelbyus-IT or Travelbyus has any written or oral agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase or acquisition of the Purchased Shares or any of the issued and outstanding shares in the capital of IT Cruise.

     (g) Acts of Bankruptcy. Neither NAGE nor IT Cruise is insolvent, has proposed a compromise or arrangement to its creditors generally, has taken any proceeding with respect to a compromise or arrangement, has taken any proceeding to have itself declared bankrupt or wound-up, has taken any proceeding to have a receiver appointed of any part of its respective assets and at present, no encumbrancer or receiver has taken possession of any of its respective property and no execution or distress is enforceable or levied upon any of its respective property and no petition for a receiving order in bankruptcy is filed against it.

     (h) Sufficiency of IT Cruise Assets. The IT Cruise Assets are sufficient to carry on the IT Cruise Business. All equipment, computers and other tangible assets comprising the IT Cruise Assets are in good operating condition and are in a state of good repair and maintenance. All tangible assets of the IT Cruise Business are situated at the locations set out in Schedule 6.2(h).

     (i) No Litigation. There are no outstanding claims at law or in equity or before any Governmental Authority pending or to NAGE's knowledge, proposed or threatened, which would prevent NAGE from completing the transaction contemplated by this Agreement.

     (j) Capitalization. The authorized capital and the issued capital of IT Cruise are as set forth in Schedule 6.2(j). All of the outstanding shares in the capital of IT Cruise have been duly and validly issued and are outstanding as fully paid and non-assessable shares. No options, warrants or other rights to purchase shares or other securities of IT Cruise and no securities or obligations convertible into or exchangeable for shares or other securities of IT Cruise have been authorized or agreed to be issued or are outstanding.

     (k) Title to Personal Property. The IT Cruise Assets are owned beneficially and, where appropriate, of record by IT Cruise with good and marketable title thereto, free and clear of all Encumbrances. No person has any written or oral agreement, option, understanding or commitment or any right or privilege capable of becoming an agreement for the purchase from IT Cruise of any of the IT Cruise Assets and there has been no assignment, subletting or granting of any licence (of occupation or otherwise) of or in respect of any of the IT Cruise Assets. IT Cruise does not own or lease any real property.

     (l) Intellectual Property. Schedule 1.1(ll)(v) sets out all registered or pending or unregistered Intellectual Property of IT Cruise (including particulars or registration or application for registration) and all licences, registered user agreements and other Contracts that comprise or relate to the Intellectual Property of IT Cruise. The Intellectual Property of IT Cruise comprises all registered and unregistered, trade or brand names, business names, trade marks, service marks, copyrights, patents, trade secrets, know-how, inventions, designs and other industrial or intellectual property necessary to conduct the IT Cruise Business. IT Cruise is the beneficial and, where applicable, the registered owner of its Intellectual Property, free and clear of all Encumbrances, and is not a party to or bound by any Contract or any other obligation whatsoever that limits or impairs its ability to sell, transfer, assign or convey, or that otherwise affects, its Intellectual Property, save as provided for in Schedule 1.1(ll)(v).
          No person has been granted any interest in or right to use all or any portion of the Intellectual Property of IT Cruise. The conduct of the IT Cruise Business does not infringe upon the industrial or intellectual property rights, domestic or foreign, of any other person. NAGE is not aware of a claim of any infringement or breach of any industrial or intellectual property rights of any person, nor has NAGE received any notice that the conduct of the IT Cruise Business, including the use of its Intellectual Property, infringes upon or breaches any industrial or intellectual property rights of any other person, and NAGE, after due inquiry, has no knowledge of any infringement or violation of any of the rights of IT Cruise in its Intellectual Property. NAGE is not aware of any state of facts that casts doubt on the validity or enforceability of any of the Intellectual Property of IT Cruise. NAGE has provided to Travelbyus-IT and Travelbyus a true and complete copy of all agreements, instruments and amendments thereto that comprise or relate to the Intellectual Property of IT Cruise.

     (m) Insurance. IT Cruise has the IT Cruise Assets and the IT Cruise Business insured against loss or damage on a replacement cost basis and such insurance coverage will be continued in full force and effect to and including the Escrow Release Date. IT Cruise is not in default with respect to any of the provisions contained in any such insurance policy and has not failed to give any notice or to present any claim under any such insurance policy, in a due and timely fashion.

     (n) Agreements and Commitments. Except as described in Schedule 1.1(ll)(iii), IT Cruise is not a party to or bound by any Contract relating to the IT Cruise Business or the IT Cruise Assets. There is no oral agreement or Contract relating to the IT Cruise Business or the IT Cruise Assets which is material to the IT Cruise Business which has not been disclosed in writing to Travelbyus-IT and Travelbyus. IT Cruise has performed all of the obligations required to be performed by it and is entitled to all benefits under, and is not in default or alleged to be in default in respect of, any Contract relating to the IT Cruise Business or the IT Cruise Assets to which it is a party or by which it is bound; all such Contracts are in good standing and in full force and effect, and no event, condition or occurrence exists that, after notice or lapse of time or both, would constitute a default under any of the foregoing, except as set forth on Schedule 1.1(ll)(iii). NAGE has made available to Travelbyus-IT and Travelbyus a true and complete copy of each Contract listed or described in
          Schedule 1.1(ll)(iii) and all amendments, variations, extensions and modifications thereto. There is no requirement under any Contract relating to the IT Cruise Business or the IT Cruise Assets to which IT Cruise is a party or by which it is bound and which constitute part of the IT Cruise Assets to give any notice to, or to obtain the consent or approval of, any party to such Contract relating to the consummation of the transactions contemplated by this Agreement, except for the notifications, consents and approvals described in
          Schedule 6.2(n). Except as set forth on Schedule 12 or Schedule 13, NAGE has no reason to believe that any of the Contracts relating to the IT Cruise Business or the IT Cruise Assets will not be renewed in the ordinary course of business from and after their respective expiry dates on similar terms and conditions but makes no guarantees or assurances in this regard.

     (o) Compliance with Laws; Governmental Authorization. IT Cruise has complied in all material respects with all laws, statutes, ordinances, regulations, rules, judgments, decrees or orders applicable to the IT Cruise Business and/or the IT Cruise Assets, including without limitation, those relating to anti-combines or anti-competition. Neither IT Cruise or NAGE nor any of their respective directors, officers, agents, employees or other persons acting on behalf of IT Cruise have, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made any unlawful payments on behalf of IT Cruise to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds or knowingly made any false or fictitious entry on the books or records of IT Cruise or made any bribe, rebate, pay-off, influence payment, kickback or other unlawful payment on behalf of IT Cruise. Schedule 1.1(ll)(iv) sets out a complete and accurate list of all Licences held by or granted to IT Cruise, and there are no other licences, permits, approvals, consents, certificates, registrations or authorizations necessary to carry on the IT Cruise Business or to own or lease any of the IT Cruise Assets. Each Licence is valid, subsisting and in good standing and IT Cruise is not in default or in breach of any Licence and, to the knowledge of NAGE, no proceeding is pending or threatened to revoke or limit any Licence. NAGE has made available a true and complete copy of each Licence and all amendments thereto to Travelbyus-IT and Travelbyus.

     (p) Regulatory Consents and Approvals. There is no requirement to make any filing with, give any notice to or to obtain any Licence or approval of, any Governmental Authority as a condition to the lawful consummation of the transactions contemplated by this Agreement, except for the filings, notifications, licences, permits, certificates that relate solely to the identity of Travelbyus-IT or the nature of any business carried on by Travelbyus-IT.

     (q) Books and Records. The books and records of IT Cruise fairly and correctly set out and disclose, in accordance with generally accepted accounting principles, the financial position of IT Cruise as at the date hereof and all material financial transactions of IT Cruise relating to the IT Cruise Business have been accurately recorded in such books and records.

     (r) IT Cruise Financial Statements. The IT Cruise Financial Statements attached as Schedule 6.2(r) have been prepared in accordance with generally accepted accounting principles (except that the unaudited financial statements do not have footnotes and are subject to year end audit adjustment) and present fairly:

          (i) all of the assets, liabilities and financial position of IT Cruise as at the dates indicated; and

          (ii) the sales, earnings, results of operation and changes in financial position of IT Cruise for all of the dates indicated.

     (s) No Joint Venture Interests, etc. IT Cruise is not a partner, beneficiary, trustee, co-tenant, joint venturer or otherwise a participant in any partnership, trust, joint venture, co-tenancy or other similar jointly owned business undertaking and IT Cruise has no significant investment interests in any business owned or controlled by any third person.

     (t) Absence of Guarantees. IT Cruise has not given or agreed to give and is not a party to or bound by any guarantee or indemnity in respect of indebtedness or other obligations of any person or any other commitment by which IT Cruise is, or is contingently, responsible for such indebtedness or other obligations.

     (u) Restrictive Covenants. IT Cruise is not a party to and is not bound or affected by any commitment, agreement or document containing any covenant expressly limiting the freedom of IT Cruise to compete in any line of business anywhere in the world, transfer or move any of its assets or operations or which materially or adversely affects the business practices, operations or conditions of IT Cruise or the continued operation of the IT Cruise Business after Closing on substantially the same basis as the IT Cruise Business is presently carried on.

     (v) Tax Matters. IT Cruise has filed on a timely basis (within the time and manner required by law) all federal and state income Tax returns and election forms and the Tax returns of any other jurisdiction required to be filed and all such returns and forms have been completed accurately and correctly in all respects. As of the Effective Date IT Cruise will have paid all Taxes (including for greater certainty and without limitation, all federal, state and local Taxes, assessments and reassessments or other imposts in respect of income, business, assets or property) and all interest and penalties thereon, for all previous years and all required quarterly instalments due for the current fiscal year have been paid for which Tax returns are not yet required to be filed. As of the Effective Date IT Cruise will have provided adequate reserves for all Taxes for the periods covered thereby, and such reserves are reflected in the IT Cruise Financial Statements or in the books and records of IT Cruise. There are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any Tax return by, or payment of any Tax, governmental charge or deficiency by IT Cruise nor are there any actions, suits, proceedings, investigations or claims now threatened or pending against IT Cruise in respect of, or discussions under way with any Governmental Authority relating to, any such Tax or governmental charge or deficiency.

          Except as set forth in Schedule 6.2(v), IT Cruise has not:

          (i) acquired or had the use of any property from a person with whom it was not dealing at arm's length other than at fair market value;

          (ii) disposed of any property to a person with whom it was not dealing at arm's length for proceeds less than the fair market value thereof; or

          (iii) discontinued carrying on any business in respect of which non-capital losses were incurred, and any non-capital losses which IT Cruise has are not losses from property or business investment losses;

          There are no contingent Tax liabilities nor any grounds which would prompt a reassessment. The schedules attached to the corporate income Tax returns by IT Cruise for each taxation year reflect and disclose all transactions to which IT Cruise was a party as required by applicable revenue laws and all of the transactions to which IT Cruise was a party and required by applicable revenue laws to be included therein are reflected or disclosed in such financial statements and schedules and the corporate income Tax returns and schedules have been duly and accurately completed as required by such Acts.

     (w) Corporate Records and Minute Books. The corporate records and minute books of IT Cruise have been delivered or made available to Travelbyus-IT and Travelbyus. The articles and by-laws of IT Cruise are in full force and effect and no amendments have been made to the same. The minute books, including the articles and by-laws of IT Cruise include complete and accurate minutes of all meetings of the directors or shareholders of IT Cruise, as applicable, held to date or resolutions passed by the directors or shareholders on consent, since the date of incorporation of IT Cruise. The share certificate book, register of shareholders, register of transfers and register of directors of IT Cruise are complete and accurate.

     (x) Bank Accounts, etc. Schedule 6.2(x) sets forth a complete list of every financial institution in which IT Cruise maintains any depository account, trust account or safety deposit box and the names of all persons authorized to draw on or who have access to such accounts or safety deposit box.

     (y) Judgments and Executions and Insolvency Proceedings. There are no judgments or executions against IT Cruise which are outstanding and unsatisfied. IT Cruise has not made any assignment for the benefit of creditors nor has any receiving order been made against IT Cruise under the provisions of any applicable bankruptcy or insolvency legislation nor has any petition for such an order been served upon IT Cruise.

     (z) Absence of Changes. Since June 30, 1999, the IT Cruise Business has been carried on only in the ordinary and normal course consistent with past practice and there has not been; (i) any material adverse change in the condition (financial or otherwise), assets, liabilities, operations, earnings, business or prospects of the IT Cruise Business; (ii) any damage, destruction or loss (whether or not covered by insurance) affecting the IT Cruise Assets; or (iii) any obligation or liability (whether absolute, accrued, contingent or otherwise, and whether due or to become due) incurred by IT Cruise in connection with the IT Cruise Business, other than those incurred in the ordinary and normal course of the IT Cruise Business and consistent with past practice.

     (aa)   Non-Arm's Length Transactions.  With respect to the IT Cruise
            Business:

            (i) Since June 30, 1999, IT Cruise has not made any payment or loan to, or borrowed any moneys from and is not otherwise indebted to, any officer, director, employee, shareholder or any other person not dealing at arm's length with IT Cruise or any Affiliate or Associate of any of the foregoing, except as disclosed on the IT Cruise Financial Statements and except for usual employee reimbursements and compensation paid in the ordinary course of the IT Cruise Business; and

            (ii) IT Cruise is not party to any Contract with any officer, director, employee, shareholder or any other person not dealing at arm's length with IT Cruise or any Affiliate or Associate of any of the foregoing.

            (iii) No officer, director, employee or shareholder of IT Cruise or any other person not dealing at arm's length with IT Cruise and no entity that is an Affiliate or Associate of one or more of such individuals:

                   (a) Owns, directly or indirectly, any interest in (except for shares representing less than 1% of the outstanding shares of any class or series of any publicly traded company), or is an officer, director, employee or consultant of, any person that is, or is engaged in business as, a competitor of the IT Cruise Business or a lessor, lessee, supplier, distributor, sales agent or customer of the IT Cruise Business (other than International Tours and GalaxSea and the persons or entities set forth on Schedule 6.2(aa)(iii));

                   (b) Owns, directly or indirectly, in whole or in part, any property that IT Cruise uses in the operation of the IT Cruise Business (other than International Tours and GalaxSea);

                   (c) Has any cause of action or other claim whatsoever against, or owes any amount to, IT Cruise in connection with the IT Cruise

                          Business, except for any liabilities reflected in the IT Cruise Financial Statements and claims in the ordinary course of business, consistent with past practice.

     (ab) Litigation. Except as described in Schedule 6.1(r), there are no actions, claims, suits or proceedings (whether or not purportedly on behalf of IT Cruise) pending or, to the best knowledge of NAGE, after due enquiry, threatened against or affecting IT Cruise at law or in equity or before or by any federal, state, municipal or other governmental department, court, commission, board, bureau, agency or instrumentality, domestic or foreign, or before or by an arbitrator or arbitration board the resolution of which is expected to have a material adverse effect on the IT Cruise Business and/or the IT Cruise Assets. NAGE is not aware of any ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

     (ac) Customers. Schedule 6.2(ac) sets out all of the revenue generating customers of IT Cruise and the basis upon which they are a customer (i.e. franchise agreement, agency agreement, informal arrangement, etc.). There has been no termination or cancellation of, and no material modification or change in IT Cruise's relationship with any such customer or group of customers. NAGE is currently not aware and has no reason to believe that the benefits of any relationship with a material number of the customers of IT Cruise will not continue after Closing in substantially the same manner as prior to the date of this Agreement.

     (ad) Suppliers. Schedule 6.2(ad) sets out all of the suppliers of IT Cruise (those suppliers of IT Cruise accounting for more than 5% of revenue for calendar 1998 are marked with an "m") and, except as described in Schedule 6.2(d), there has been no termination or cancellation of, and no material modification or change in, IT Cruise's relationship with any of the material suppliers. NAGE is not currently aware and has no reason to believe that the benefits of any relationship with a material number of the suppliers of IT Cruise will not continue after Closing in the same manner as prior to the date of this Agreement. Notwithstanding the foregoing, Travelbyus-IT acknowledges that supplier contracts are negotiated annually as at the end of each calendar year for the following year.

     (ae) Permits and Licenses. IT Cruise has all necessary Licenses and other authorizations required to carry on and conduct the IT Cruise Business and to own, lease or operate the IT Cruise Assets at the places and in the manner in which the IT Cruise Business is conducted. Schedule 1.1(ll)(iv) contains a full, complete and accurate list of such Licenses and other authorizations.

     (af)   Employee Plans.  There are no Employee Plans in force.

     (ag) Collective Agreements. IT Cruise has not made any agreements with any labour union or employee association nor made commitments to or conducted negotiations with any labour union or employee association with respect to any future agreements and NAGE is not aware of any current attempts to organize or to establish any labour union or employee association. There are no material controversies pending or threatened between any labour union or employee organization and IT Cruise. There are no pending or threatened representation questions respecting the employees of IT Cruise and there are no pending arbitration proceedings arising out of or under any union contract.

     (ah) Vacation Pay, etc. All vacation pay, bonuses, commissions and other emoluments due or payable to any employees of IT Cruise are reflected and have been accrued in the books of account of IT Cruise.

     (ai) Year 2000 Readiness. To the knowledge of NAGE the software currently utilized by IT Cruise in its operation and the software developed by or on behalf of IT Cruise and supplied to clients of IT Cruise will function without error or interruption related to Date Data, specifically including errors or interruptions from functions which may involve Date Data from more than one century. To the knowledge of NAGE, the software currently utilized by IT Cruise in its operation and developed by or on behalf of IT Cruise and or otherwise supplied to clients of IT Cruise does not contain any routines or devices introduced by IT Cruise or to the knowledge of NAGE introduced by any other person or in any other manner that could interfere with their use (including without limitation, time locks, keys or bombs) or interfere with, delete or corrupt data (commonly known as "viruses").

     (aj) Full Disclosure. Neither this Agreement nor any document to be delivered by NAGE in connection with IT Cruise or the GalaxSea Assets nor any certificate, report, statement or other document furnished by NAGE with respect to IT Cruise or the GalaxSea Assets in connection with the negotiation of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. There has been no event, transaction or information that has come to the attention of NAGE that has not been disclosed to Travelbyus-IT and Travelbyus in writing and that could reasonably be expected to have a material adverse effect on the assets, business, earnings, prospects, properties or condition (financial or otherwise) of IT, the IT Cruise Business, the IT Cruise Assets, the GalaxSea Assets or the GalaxSea Business.

6.3 Representations and Warranties relating to the GalaxSea Business and GalaxSea Assets

GalaxSea and NAGE, jointly and severally, represent and warrant to Travelbyus-GalaxSea and Travelbyus as follows, and acknowledge that Travelbyus-GalaxSea and Travelbyus are relying on such representations and warranties in connection with the purchase of the GalaxSea Assets including for greater certainty and without limitation, the GalaxSea West Shares:

     Organization. Each of GalaxSea and GalaxSea West is a corporation duly incorporated and organized and validly existing under the laws of the State of Oklahoma and the State of California, respectively, and has the corporate power to own or lease its property and the GalaxSea Assets, to carry on the GalaxSea Business as now being conducted by it and, with respect to GalaxSea, to enter into this Agreement and to perform its obligations hereunder. Each of GalaxSea and GalaxSea West is duly qualified as a corporation to do business in each jurisdiction in which the nature of the GalaxSea Business or the GalaxSea Assets makes such qualification necessary and as set out in Schedule 6.3(a), except where the failure to be so qualified would not have a material adverse effect on the GalaxSea Business and/or the GalaxSea Assets.

     Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder have been authorized by all necessary corporate action on the part of GalaxSea save and except for the Clearance/Mailing Obligation. This Agreement has been duly authorized, executed and delivered by GalaxSea and is a legal, valid and binding obligation of GalaxSea, enforceable against GalaxSea by Travelbyus-GalaxSea and Travelbyus in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency and other laws affecting the rights of creditors generally and except that equitable remedies may be granted only in the discretion of a court of competent jurisdiction.

     No Other Agreements to Purchase. No person other than Travelbyus-GalaxSea or Travelbyus has any written or oral agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase or acquisition from GalaxSea of any of the GalaxSea Assets or from GalaxSea West of any of the issued or unissued shares in the capital of GalaxSea West.

     No Violation. The execution and delivery of this Agreement by GalaxSea and the consummation of the transactions herein provided for will not result in:

          (i) The breach or violation or any of the provisions of, or constitute a default under, or conflict with or cause the acceleration of any obligation of GalaxSea or GalaxSea West under:

               (A) any Contract to which GalaxSea or GalaxSea West is a party or by which GalaxSea or GalaxSea West is or their respective properties or assets are bound, following receipt of the consents to assignment contemplated hereby as set out in
                    Schedule 6.3(d)(i)(A);

               (B) any provision of the Articles of Incorporation (and any amendments thereto) or by-laws or resolutions of the board of directors (or any committee thereof) or shareholders of GalaxSea or GalaxSea West;

               (C) any judgment, decree, order or award of any court, governmental body or arbitration body having jurisdiction over GalaxSea or GalaxSea West;

               (D) any licence, permit, approval, consent or authorization held by GalaxSea or GalaxSea West or necessary to the operation of the GalaxSea Business; or

               (E) any applicable law, statute, ordinance, regulation or rule applicable to GalaxSea, GalaxSea West, the GalaxSea Business or any of the GalaxSea Assets; or

          (ii) the creation or imposition of any Encumbrance against the GalaxSea Business or on any of the GalaxSea Assets, including without limitation, the GalaxSea West Shares or the assets or business of GalaxSea West.

          Except as set forth on Schedule 6.3(r) or Schedule 14 GalaxSea has no reason to believe that consents to the assignment of the Contracts which are to be procured post-Closing as identified on Schedule 6.3(d)(i)(A) will not be duly received but makes no guarantees or assurances in this regard.

     (e) Sufficiency of GalaxSea Assets. The GalaxSea Assets are sufficient to carry on the GalaxSea Business. All equipment, computers and other tangible assets comprising the GalaxSea Assets are in good operating condition and are in a state of good repair and maintenance. All tangible assets of the GalaxSea Business are situated at the locations set out in Schedule 6.3(e). GalaxSea is the sole registered and beneficial owner of the GalaxSea West Shares with good and marketable title thereto, free and clear of all Encumbrances. GalaxSea has the exclusive right to sell, transfer and assign the GalaxSea West Shares to Travelbyus-GalaxSea as provided in this Agreement subject to the Clearance/Mailing Obligation. The GalaxSea West Shares are not subject to the terms of any shareholders' agreement, voting trust or voting agreement. No person other than Travelbyus-GalaxSea or Travelbyus has any written or oral agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase or acquisition of the GalaxSea West Shares or any of the issued and outstanding shares in the capital of GalaxSea West.

     (f) Acts of Bankruptcy. Neither GalaxSea nor GalaxSea West is insolvent, has proposed a compromise or arrangement to its respective creditors generally, has taken any proceeding with respect to a compromise or arrangement, has taken any proceeding to have itself declared bankrupt or wound-up, has taken any proceeding to have a receiver appointed of any part of its respective assets and at present, no encumbrancer or receiver has taken possession of any of its respective property and no execution or distress is enforceable or levied upon any of its respective property and no petition for a receiving order in bankruptcy is filed against it.

     (g) Title to Personal Property. The GalaxSea Assets are owned beneficially and, where appropriate, of record by GalaxSea or GalaxSea West with good and marketable title thereto, free and clear of all Encumbrances.

     (h) Intellectual Property. Schedule 1.1(t)(v) sets out all registered or pending or unregistered Intellectual Property of GalaxSea and GalaxSea West (including particulars of registration or application for registration) and all licences, registered user agreements and other Contracts that comprise or relate to the Intellectual Property of GalaxSea and GalaxSea West. The Intellectual Property of GalaxSea and GalaxSea West comprises all registered and unregistered, trade or brand names, business names, trade marks, service marks, copyrights, patents, trade secrets, know-how, inventions, designs and other industrial or intellectual property necessary to conduct the GalaxSea Business. GalaxSea and/or GalaxSea West is the beneficial and, where applicable, the registered owner of the Intellectual Property of GalaxSea and GalaxSea West, free and clear of all Encumbrances, and is not a party to or bound by any Contract or any other obligation whatsoever that limits or impairs its ability to sell, transfer, assign or convey, or that otherwise affects, the Intellectual Property of GalaxSea and GalaxSea West. No person has been granted any interest in or right to use all or any portion of the Intellectual Property of GalaxSea or GalaxSea West. The conduct of the GalaxSea Business does not infringe upon the industrial or intellectual property rights, domestic or foreign, of any other person. GalaxSea is not aware of a claim of any infringement or breach of any industrial or intellectual property rights of any other person, nor has GalaxSea received any notice that the conduct of the GalaxSea Business, including the use of the Intellectual Property of GalaxSea or GalaxSea West, infringes upon or breaches any industrial or intellectual property rights of any other person, and GalaxSea, after due inquiry, has no knowledge of any infringement or violation of any rights in the Intellectual Property of GalaxSea or GalaxSea West. GalaxSea is not aware of any state of facts that casts doubt on the validity or enforceability of any of the Intellectual Property of GalaxSea or GalaxSea West. GalaxSea has provided to Travelbyus-GalaxSea and Travelbyus a true and complete copy of all agreements, instruments and amendments thereto that comprise or relate to the Intellectual Property of GalaxSea and GalaxSea West.

     (i) Insurance. GalaxSea and GalaxSea West have the GalaxSea Assets and the GalaxSea Business insured against loss or damage by all insurable hazards or risks on a replacement cost basis and such insurance coverage will be continued in full force and effect to and including the Escrow Release Date. Neither GalaxSea nor GalaxSea West is in default with respect to any of the provisions contained in any such insurance policy and has not failed to give any notice or to present any claim under any such insurance policy, in a due and timely fashion.

     (j) Agreements and Commitments. Except as described in Schedule 1.1(t)(iii), neither GalaxSea nor GalaxSea West is a party to or bound by any Contract relating to the GalaxSea Business or the GalaxSea Assets. There is no oral agreement or Contract relating to the GalaxSea Business or the GalaxSea Assets which is material to the GalaxSea Business which has not been disclosed in writing to Travelbyus-GalaxSea and Travelbyus. GalaxSea and GalaxSea West have performed all of the obligations required to be performed by them and are entitled to all benefits under, and are not in default or alleged to be in default in respect of, any Contract relating to the GalaxSea Business or the GalaxSea Assets to which they are a party or by which they are bound; all such Contracts are in good standing and in full force and effect, and no event, condition or occurrence exists that, after notice or lapse of time or both, would constitute a default under any of the foregoing, except as set forth on Schedule 1.1(t)(iii). GalaxSea has made available to Travelbyus-GalaxSea and Travelbyus a true and complete copy of each Contract listed or described in Schedule 1.1(t)(iii) and all amendments, variations, extensions and modifications thereto. There is no requirement under any Contract relating to the GalaxSea Business or the GalaxSea Assets to which GalaxSea or GalaxSea West is a party or by which they are bound and which constitute part of the GalaxSea Assets to give any notice to, or to obtain the consent or approval of, any party to such

          Contract relating to the consummation of the transactions contemplated by this Agreement, except for the notifications, consents and approvals described in Schedule 6.3(d)(i)(A). Except as set forth on
          Schedule 6.3(r) or Schedule 14, GalaxSea has no reason to believe that any of the Contracts relating to the GalaxSea Business or the GalaxSea Assets will not be renewed in the ordinary course of business from and after their respective expiry dates on similar terms and conditions but makes no guarantees or assurances in this regard.

     (k) Compliance with Laws: Governmental Authorization. Each of GalaxSea and GalaxSea West has complied in all material respects with all laws, statutes, ordinances, regulations, rules, judgments, decrees or orders applicable to the GalaxSea Business and/or the GalaxSea Assets, including without limitation, those relating to anti-combines or anti-competition. Neither GalaxSea nor GalaxSea West nor any of their respective directors, officers, agents, employees or other persons acting on behalf of GalaxSea or GalaxSea West have, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made any unlawful payments on behalf of GalaxSea or GalaxSea West to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds or knowingly made any false or fictitious entry on the books or records of GalaxSea or GalaxSea West or made any bribe, rebate, pay-off, influence payment, kickback or other unlawful payment on behalf of GalaxSea or GalaxSea West. Schedule 1.1(t)(iv) sets out a complete and accurate list of all Licences held by or granted to GalaxSea and GalaxSea West and there are no other Licences necessary to carry on the GalaxSea Business or to own or lease any of the GalaxSea Assets. Each Licence is valid, subsisting and in good standing and neither GalaxSea nor GalaxSea West is in default or breach of any Licence and, to the knowledge of GalaxSea, no proceeding is pending or threatened to revoke or limit any Licence. GalaxSea has made available a true and complete copy of each Licence and all amendments thereto to Travelbyus-GalaxSea and Travelbyus. For greater certainty and without limitation, notwithstanding the disclosure set forth in Schedule 6.3(k), to the knowledge of GalaxSea, neither GalaxSea nor GalaxSea West is in default of any franchise legislation as GalaxSea and GalaxSea West have discontinued selling franchise and as applicable legislation with respect to the filing of Uniform Franchise Offering Circulars only applies to entities that actively sell and/or market franchises and therefore at the present time, neither GalaxSea nor GalaxSea West must be registered in any state under applicable franchise legislation in order to conduct the GalaxSea Business. The notation that GalaxSea "must also obtain approvals from certain of the fifteen states prior to selling its Marketing Associates Program in order to confirm the program no longer constitutes a franchise" should in no way be taken to mean that GalaxSea and/or GalaxSea West can not carry on the GalaxSea Business as currently conducted.

     (l) Regulatory Consents and Approvals. There is no requirement to make any filing with, give any notice to or to obtain any licence, permit, certificate, registration, authorization, consent or approval of, any governmental or regulatory agency or authority as a condition to the lawful consummation of the transactions contemplated by this Agreement, except for the filings, notifications, licences, permits, certificates, registrations, consents and approvals that relate solely to the identity of Travelbyus-GalaxSea or the nature of any business carried on by Travelbyus-GalaxSea.

     (m) Books and Records. The books and records of GalaxSea and GalaxSea West fairly and correctly set out and disclose, in accordance with generally accepted accounting principles, the financial position of GalaxSea and GalaxSea West as at the date hereof, and all material financial transactions of GalaxSea and GalaxSea West relating to the GalaxSea Business have been accurately recorded in such books and records.

     (n) Absence of Changes. Since June 30, 1999, the GalaxSea Business has been carried on only in the ordinary and normal course consistent with past practice and there has not been; (i) any material adverse change in the condition (financial or otherwise), assets, liabilities, operations, earnings, business or prospects of the GalaxSea Business;
          (ii) any damage, destruction or loss (whether or not covered by insurance affecting the GalaxSea Assets; or (iii) any obligation or liability (whether absolute, accrued, contingent other otherwise, and whether due or to become due) incurred by GalaxSea of GalaxSea West in connection with the GalaxSea Business, other than those incurred in the ordinary and normal course of the GalaxSea Business and consistent with past practice.

     (o)  Non-Arm's Length Transactions.  With respect to the GalaxSea Business:

          (i) Since June 30, 1999, neither GalaxSea nor GalaxSea West has made any payment or loan to, or borrowed any moneys from and is not otherwise indebted to any officer, director, employee, shareholder or any other person not dealing at arm's length with GalaxSea or GalaxSea West or any Affiliate or Associate of any of the foregoing, except as disclosed on the GalaxSea Financial Statements attached as Schedule 6.3(o)(i) and except for usual employee reimbursements and compensation paid in the ordinary course of the GalaxSea Business; and

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

          (ii) Neither GalaxSea nor GalaxSea West is a party to any Contract with any officer, director, employee, shareholder or any other person not dealing at arm's length with GalaxSea or GalaxSea West or any Affiliate or Associate of any of the foregoing.

          (iii) No officer, director, employee or shareholder of GalaxSea or GalaxSea West or any other person not dealing at arm's length with GalaxSea or GalaxSea West and no entity that is an Affiliate or Associate or one or more of such individuals:

                  (a) owns, directly or indirectly, any interest in (except for shares representing less than 1% of the outstanding shares of any class or series of any publicly traded company), or is an officer, director, employee or consultant of, any person that is, or is engaged in business as, a competitor of the GalaxSea Business or a lessor, lessee, supplier, distributor, sales agent or customer of the GalaxSea Business (other than International Tours, IT Cruise and the persons or entities set forth on Schedule 6.3(o)(iii));

                  (b) owns, directly or indirectly, in whole or in part, any property that GalaxSea or GalaxSea West uses in the operation of the GalaxSea Business (other than International Tours or IT Cruise); or

                  (c) has any cause of action or other claim whatsoever against, or owes any amount to, GalaxSea or GalaxSea West in connection with the GalaxSea Business, except for any liabilities reflected in the GalaxSea Financial Statements and claims in the ordinary course of business.

                  (d) The GalaxSea Financial Statements have been prepared in accordance with generally accepted accounting principles (except that the unaudited financial statements do not have financial notes and are subject to year end audit adjustment) applied on a basis consistent with that of the preceding period and present fairly:

                        (i) all of the assets, liabilities and financial position of GalaxSea and GalaxSea West as at the dates indicated; and

                        (ii) the sales, earnings, results of operation and changes in financial position of GalaxSea and GalaxSea West for all of the dates indicated.

     (p) Taxes. GalaxSea has duly filed on a timely basis all Tax returns required to be filed by it and has paid all Taxes that are due and payable, and all assessments, reassessments, governmental charges, penalties, interest and fines due and payable by it, except for those GalaxSea may be contesting in good faith. GalaxSea has made adequate provision for Taxes payable in respect of the GalaxSea Business for the current period and any previous period for which Tax returns are not yet required to be filed. There are no actions, suits, proceedings, investigations or claims pending or, to the knowledge of GalaxSea, threatened against GalaxSea in respect of Taxes nor are any material matters under discussion with any Governmental Authority with regard to Taxes asserted by any such authority. GalaxSea has withheld from each payment made to any of its past or present employees, officers or directors, and to any non-residents of the United States, the amount of all Taxes and other deductions required to be withheld therefrom, and has paid the same to the proper Tax or other receiving officers within the time required under any applicable legislation.

     (q) Litigation. Except as described in Schedule 6.1(r), there are no actions, suits, claims or proceedings (whether or not purportedly on behalf of GalaxSea or GalaxSea West) pending or, to the best knowledge of GalaxSea, after due enquiry, threatened against or affecting GalaxSea or GalaxSea West at law or in equity or before or by any federal, state, municipal or other governmental department, court, commission, board, bureau, agency or instrumentality, domestic or foreign, or before or by an arbitrator or arbitration board the resolution of which is expected to have a material adverse effect on the GalaxSea Business and/or the GalaxSea Assets. GalaxSea is not aware of any ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

     (r) Customers. Schedule 6.3(r) sets out all of the revenue generating customers of the GalaxSea Business and the basis upon which they are a customer (i.e. franchise agreement, agency agreement, informal arrangement, etc.). There has been no termination or cancellation of, and no material modification or change in, GalaxSea's or GalaxSea West's relationship with any such customer or group of customers, except as described in Schedule 6.3(r). GalaxSea is not currently aware and has no reason to believe that the benefits of any relationship with a material number of customers of the GalaxSea Business will not continue after Closing in substantially the same manner as prior to the date of this Agreement.

     (s) Suppliers. Schedule 6.3(s) sets out all of the material suppliers of the

            GalaxSea Business (those suppliers of the GalaxSea Business accounting for more than five percent of revenue for calendar 1998 are marked with an "m") and, except as described on Schedule 6.3(s), there has been no termination or cancellation of, and no material modification or change in, GalaxSea's or GalaxSea West's relationship with the material suppliers. GalaxSea is not currently aware and has no reason to believe that the benefits of any relationship with a material number of the suppliers of the GalaxSea Business will not continue after Closing in substantially the same manner as prior to the date of this Agreement. Notwithstanding the foregoing, Travelbyus-GalaxSea acknowledges that supplier contracts are negotiated annually at the end of each calendar year for the following year.

     (t) Employee Plans. There are no Employee Plans with respect to the GalaxSea Business other than those listed in Schedule 6.3(t). GalaxSea West has no employees.

     (u) Collective Agreements. Save and except as disclosed on Schedule 6.3(t), neither GalaxSea nor GalaxSea West has made any agreements with any labour union or employee association nor made commitments to or conducted negotiations with any labour union or employee association with respect to any future agreements and GalaxSea is not aware of any current attempts to organize or to establish any labour union or employee association. There are no material controversies pending or threatened between any labour union or employee organization and GalaxSea or GalaxSea West. There are no pending or threatened representation questions respecting the employees of GalaxSea and there are no pending arbitration proceedings arising out of or under any union contract.

     (v) Year 2000 Readiness. To the knowledge of GalaxSea, the software currently utilized by GalaxSea or GalaxSea West in connection with the GalaxSea Business in its operation and the software developed by or on behalf of GalaxSea or GalaxSea West in connection with the GalaxSea Business and supplied to clients of GalaxSea or GalaxSea West in connection with the GalaxSea Business: will function without error or interruption related to Date Data, specifically including errors or interruptions from functions which may involve Date Data from more than one century. To the knowledge of GalaxSea, the software currently utilized by GalaxSea and GalaxSea West in connection with the GalaxSea Business, in its operation and developed by or on behalf of GalaxSea or GalaxSea West in connection with the GalaxSea Business and or otherwise supplied to clients of GalaxSea or GalaxSea West in connection with the GalaxSea Business does not contain any routines or devices introduced by GalaxSea or GalaxSea West or to the knowledge of GalaxSea introduced by any other person or in any other manner that could interfere with their use (including without limitation, time locks, keys or bombs) or interfere with, delete or corrupt data (commonly known as "viruses").

     (w) Capitalization. The authorized capital and the issued capital of GalaxSea West consists of 1,000 shares of authorized common stock, of which 100 shares are issued and outstanding. All of the outstanding shares in the capital of GalaxSea West have been duly and validly issued and are outstanding as fully paid and non-assessable shares. No options, warrants or other rights to purchase shares or other securities of GalaxSea West and no securities or obligations convertible into or exchangeable for shares or other securities of GalaxSea West have been authorized or agreed to be issued or are outstanding.

     (x) No Joint Venture Interests, etc. GalaxSea West is not a partner, beneficiary, trustee, co-tenant, joint venturer or otherwise a participant in any partnership, trust, joint venture, co-tenancy or other similar jointly owned business undertaking and GalaxSea West has no significant investment interests in any business owned or controlled by any third person.

     (y) Absence of Guarantees. GalaxSea West has not given or agreed to give and is not a party to or bound by any guarantee or indemnity in respect of indebtedness or other obligations of any person or any other commitment by which GalaxSea West is, or is contingently, responsible for such indebtedness or other obligations.

     (z) Restrictive Covenants. GalaxSea West is not a party to and is not bound or affected by any commitment, agreement or document containing any covenant expressly limiting the freedom of GalaxSea West to compete in any line of business anywhere in the world, transfer or move any of its assets or operations or which materially or adversely affects the business practices, operations or conditions of GalaxSea West or the continued operation of the GalaxSea Business after Closing on substantially the same basis as the GalaxSea Business is presently carried on.

     (aa) Tax Matters. GalaxSea West has filed on a timely basis (within the time and manner required by law) all federal and state income Tax returns and election forms and the Tax returns of any other jurisdiction required to be filed and all such returns and forms have been completed accurately and correctly in all respects. As of the Effective Date GalaxSea West will have paid all Taxes (including for greater certainty and without limitation, all federal, state and local Taxes, assessments and reassessments or other imposts in respect of income, business, assets or property) and all interest and penalties thereon, for all previous years and all required quarterly instalments due for the current fiscal year have been paid for which Tax returns are not yet required to be filed. As of the Effective Date GalaxSea West will have provided adequate reserves for all Taxes for the periods covered thereby, and such reserves are reflected in the GalaxSea Financial Statements or in the books and records of GalaxSea West. There are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any Tax return by, or payment of any Tax, governmental charge or deficiency by GalaxSea West nor are there any actions, suits, proceedings, investigations or claims now threatened or pending against GalaxSea West in respect of, or discussions under way with any Governmental Authority relating to, any such Tax or governmental charge or deficiency.

            GalaxSea West has not:

            (i) acquired or had the use of any property from a person with whom it was not dealing at arm's length other than at fair market value;

            (ii) disposed of any property to a person with whom it was not dealing at arm's length for proceeds less than the fair market value thereof; or;

            (iii) discontinued carrying on any business in respect of which non-capital losses were incurred, and any non-capital losses which GalaxSea West has are not losses from property or business investment losses;

            There are no contingent Tax liabilities nor any grounds which would prompt a reassessment. The schedules attached to the corporate income Tax returns by GalaxSea West for each taxation year reflect and disclose all transactions to which GalaxSea West was a party as required by applicable revenue laws and all of the transactions to which GalaxSea West was a party and required by applicable revenue laws to be included therein are reflected or disclosed in such financial statements and schedules and the corporate income Tax returns and schedules have been duly and accurately completed as required by such Acts.

     (bb) Corporate Records and Minute Books. The corporate records and minute books of GalaxSea West have been delivered or made available to Travelbyus-GalaxSea and Travelbyus. The articles and by-laws of GalaxSea West are in full force and effect and no amendments have been made to the same. The minute books, including the articles and by-laws of GalaxSea West include complete and accurate minutes of all meetings of the directors or shareholders of GalaxSea West, as applicable, held to date or resolutions passed by the directors or shareholders on consent, since the date of incorporation of GalaxSea West. The share certificate book, register of shareholders, register of transfers and register of directors of GalaxSea West are complete and accurate.

     (cc) Bank Accounts, etc. Schedule 6.3(cc) sets forth a complete list of every financial institution in which GalaxSea West maintains any depository account, trust account or safety deposit box and the names of all persons authorized to draw on or who have access to such accounts or safety deposit box.

     (dd) Judgments and Executions and Insolvency Proceedings. There are no judgments or executions against GalaxSea West which are outstanding and unsatisfied. GalaxSea West has not made any assignment for the benefit of creditors nor has any receiving order been made against GalaxSea West under the provisions of any applicable bankruptcy or insolvency legislation nor has any petition for such an order been served upon GalaxSea West.

     (ee) Permits and Licenses. GalaxSea West has all necessary Licenses and other authorizations required to carry on and conduct the GalaxSea Business and to own, lease or operate its respective GalaxSea Assets at the places and in the manner in which the GalaxSea Business is conducted.

     (ff) Full Disclosure. Neither this Agreement nor any document to be delivered by GalaxSea nor any certificate, report, statement or other document furnished by GalaxSea in connection with the negotiation of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. There has been no event, transaction or information that has come to the attention of GalaxSea and/or NAGE that has not been disclosed to Travelbyus-GalaxSea and Travelbyus in writing and that could reasonably be expected to have a material adverse effect on the assets, business, earnings, prospects, properties or condition (financial or otherwise) of the GalaxSea Business and/or the GalaxSea Assets, including without limitation, the GalaxSea West Shares or the assets, business, earnings, prospects properties or condition (financial or otherwise) of GalaxSea West.

  ARTICLE 7 - REPRESENTATIONS AND WARRANTIES OF TRAVELBYUS AND THE PURCHASER

7.1  Representations and Warranties of Travelbyus and the Purchaser

Each of the Purchaser and Travelbyus, jointly and severally, represents and warrants to the Vendors and NAGE as follows and acknowledges and confirms that the Vendors and NAGE are relying on such representations and warranties in connection with their sale of the Purchased Assets and the Purchased Business:

     (a) Organization. Each of the Purchaser and Travelbyus is a corporation duly incorporated and organized and validly existing under the laws of its jurisdiction of incorporation and has the corporate power to own or lease its property, to carry on its business as now being conducted by it and to enter into this Agreement and to perform its obligations hereunder. Each of the Purchaser and Travelbyus is duly qualified as a corporation to do business in each jurisdiction in which the nature of its business or the location of its assets make such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Purchaser or Travelbyus.

     (b) Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder have been duly authorized by all necessary corporate action on the part of each of the Purchaser and Travelbyus. This Agreement has been duly authorized, executed and delivered by the Purchaser and Travelbyus and is a legal, valid and binding obligation of each of the Purchaser and Travelbyus, enforceable against the Purchaser and Travelbyus by the Vendors and NAGE in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency and other laws affecting the rights of creditors generally and except that equitable remedies may only be granted in the discretion of a court of competent jurisdiction.

     (c) No Violation. The execution and delivery of this Agreement by the Purchaser and Travelbyus and the consummation of the transactions herein provided for will not result in the violation of, or constitute a default under, or conflict with or cause the acceleration of any obligation of the Purchaser or Travelbyus, as the case may be, under:

            (i) any Contract to which the Purchaser or Travelbyus is a party or by which the Purchaser or Travelbyus is bound;

            (ii) any provision of the constating documents or by-laws or resolutions of the board of directors (or any committee thereof) or shareholders of either the Purchaser or Travelbyus;

            (iii) any judgment, decree, order or award of any court, governmental body or arbitrator having jurisdiction over the Purchaser or Travelbyus;

            (iv) any licence, permit, approval, consent or authorization held by the Purchaser or Travelbyus or necessary to the operation of their respective businesses; or

            (v) any applicable law, statute, ordinance, regulation or rule applicable to each of the Purchaser and Travelbyus.

     (d) Authorized Capital. The authorized capital of Travelbyus consists of an unlimited number of common shares without par value, of which as at October 4, 1999 43,539,178 common shares have been duly issued and are outstanding as fully paid and non-assessable as at the date hereof together with options to officers, directors and employees to purchase an aggregate of 2,675,000 common shares and warrants to purchase an aggregate of 10,260,270 common shares at an exercise price of CDN$0.68 expiring on September 9, 2001.

     (e) Title to Property. Travelbyus is the owner, directly and/or indirectly, and beneficially and of record, of its leased assets and its owned assets, with good and marketable title thereto free and clear of any and all Encumbrances subject to a trust indenture in favour of Montreal Trust Company of Canada dated September 9, 1999 pursuant to which an aggregate of CDN$11,950,000 principal amount of 12.5% senior secured redeemable debentures were issued.

     (f) Financial Statements. The Travelbyus Financial Statements attached as Schedule 7.1(f) have been prepared in accordance with Canadian generally accepted accounting principles applied on a basis consistent with that of the preceding period and present fairly:

            (i) all of the assets, liabilities and financial position of Travelbyus as at the dates indicated; and

            (ii) the sales, earnings, results of operation and changes in financial position of Travelbyus for all of the dates indicated.

     (g) Shares. The issued and outstanding shares in the capital of Travelbyus form part of a class of shares that are listed and posted for trading on the TSE, the WSE and the Frankfurt stock exchange.

     (h) Regulatory Approvals. No Governmental Authorization is required on the part of Travelbyus and/or the Purchaser in connection with the execution, delivery and performance of this Agreement or any other agreements to be entered into under the terms of this Agreement.

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

     (i) Reporting Issuer Status. Travelbyus is a "reporting issuer" within the meaning of the Securities Act (Alberta), (British Columbia), (Manitoba), (Ontario) and (Quebec) and is not in default of any requirement of applicable laws and no material change relating to Travelbyus has occurred with respect to which the requisite material change report has not been filed and no such disclosure has been made on a confidential basis. No securities commission or similar regulatory authority has issued any order preventing or suspending trading in any securities of Travelbyus or prohibiting the issue and sale of the common shares in the capital of Travelbyus and to the knowledge of the Purchaser and Travelbyus no such proceedings for such purposes are pending or threatened.

     (j) Compliance with Laws; Governmental Authorization. Each of the Purchaser and Travelbyus has complied in all material respects with all laws, statutes, ordinances, regulations, rules, judgments, decrees or orders applicable to each of the Purchaser and Travelbyus.

     (k) Litigation. There are no actions, claims, suits or proceedings (whether or not purportedly on behalf of the Purchaser or Travelbyus) pending or, to the best knowledge of the Purchaser and Travelbyus, after due enquiry, threatened against or affecting the Purchaser or Travelbyus at law or in equity or before or by any federal, state, municipal or other governmental department, court, commission, board, bureau, agency or instrumentality, domestic or foreign, or before or by an arbitrator or arbitration board. The Purchaser and Travelbyus are not aware of any ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

     (l) Full Disclosure. Neither this Agreement nor any document to be delivered by the Purchaser or Travelbyus nor any certificate, report, statement or other document furnished by the Purchaser or Travelbyus in connection with the negotiation of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. There has been no event, transaction or information that has come to the attention of the Purchaser and/or Travelbyus that has not been disclosed to the Vendors and/or NAGE in writing and that could reasonably be expected to have a material adverse effect on the assets, business, earnings, prospects, properties or condition (financial or otherwise) of the Purchaser or Travelbyus.

       ARTICLE 8 - SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES

8.1  Survival of Representations and Warranties of the Vendors and NAGE

The representations and warranties of the Vendors and NAGE contained in this Agreement and in all certificates and documents delivered pursuant to or contemplated by this Agreement shall survive Closing and shall continue in full force and effect for the benefit of the Purchaser and Travelbyus provided however that no Claim in respect thereof shall be valid unless it is made within the following time periods:

     (a) in the case of any Claim in respect of a representation or warranty relating to a matter other than a matter relating to title to the Purchased Assets or the Purchased Shares, within a period of 18 months from Closing;

     (b) in the case of any Claim in respect of a representation or warranty relating to title of any of the Vendors or NAGE to the Purchased Assets or the Purchased Shares and those matters set forth in sections 11.1(c), (d), (e), (f), (g), (h), (i), (j) and (k) there shall be no time limit within which such a Claim may be made; and

     (c) in the case of any Claim in respect of any representation or warranty including fraud or fraudulent misrepresentation subject only to applicable limitations imposed by law;

and any such Claim as aforesaid shall be made in accordance with the provisions set forth in Article 11, and upon the expiry of the relevant limitation period referred to in clauses (a) and (c) above, the Vendors and NAGE shall have no further liability to the Purchaser and Travelbyus with respect to the representations and warranties referred to in such clauses, respectively, except in respect of Claims which have theretofor been made in accordance with the provisions set forth above. The survival of such representations and warranties shall continue for the applicable limitation period notwithstanding any investigation made by or on behalf of the Purchaser and/or Travelbyus.

8.2  Survival of Representations and Warranties of the Purchaser and Travelbyus

The representations and warranties of the Purchaser and Travelbyus contained in this Agreement and in all certificates and documents delivered pursuant to or contemplated by this Agreement shall survive Closing and shall continue in full force and effect for the benefit of the Vendors and NAGE provided however that no Claim in respect thereof shall be valid unless it is made within the following time periods:

     (a) in the case of any Claim in respect of a representation or warranty relating to a matter other than (b) or (c) below, within a period of 18 months from

            Closing;

     (b) in the case of any claim in respect of any representation or warranty including fraud or fraudulent misrepresentation subject only to applicable limitations imposed by law; and

     (c) in the case of any Claim in respect of those matters set forth in sections 11.2(c), (d) and (e), there shall be no time limit within which such a Claim may be made;

and any such claim as aforesaid shall be made in accordance with the provisions set forth in Article 11, and upon the expiry of the relevant limitation period referred to in clause (a) and (b) above, the Purchaser and Travelbyus shall have no further liability to the Vendors and NAGE with respect to the representations and warranties referred to in such clauses, respectively, except in respect of Claims which have theretofor been made in accordance with the provisions set forth above. The survival of such representations and warranties shall continue for the applicable limitation period notwithstanding any investigation made by or on behalf of the Vendors and NAGE.


                             ARTICLE 9 - COVENANTS

9.1  Delivery of Books and Records

At the Time of Closing there shall be delivered to the Purchaser by the Vendors and NAGE all books and records relating to the Purchased Business, the Purchased Assets and the Purchased Shares provided that any and all books and records relating to the GalaxSea Assets and the Purchased Shares shall be deposited in escrow with the Escrow Agent pursuant to the Closing Escrow Agreement. The Purchaser agrees that it will preserve the books and records delivered to it for a period of three years from Closing or for such longer period as is required by any applicable law and will permit the applicable Vendor and NAGE or their authorized representatives reasonable access thereto in connection with the affairs of such Vendor or NAGE relating to its matters, but the Purchaser shall not be responsible or liable to the applicable Vendor or NAGE for or as a result of any accidental loss or destruction of or damage to any such books or records.

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

9.2  Change of Name

International Tours agrees to change its corporate name and the names of any of its Associates or Affiliates except for those businesses set forth on Schedules 6.1(p)(iii) and 6.3(o)(iii) that include the words International Tours or any derivative thereof to names that do not include such words or any part thereof or any similar words, within 10 days after Closing. GalaxSea and NAGE jointly and severally covenant and agree that GalaxSea shall change its corporate name and the name of any Associates or Affiliates [except for those businesses set forth on Schedules 6.1(p)(iii) and 6.3(o)(iii) that include the words GalaxSea or any derivative thereof to names that do not include such words or any part thereof or any similar words, within 10 days after the Escrow Release Date.

9.3  Expenses

All costs and expenses (including fees and disbursements of legal counsel and accountants) incurred in connection with this Agreement and the transaction contemplated thereby shall be borne by the Party incurring such expenses.

9.4  Transferred Employees

     (a) Each Vendor and NAGE hereby agree and acknowledge that save and except for the GalaxSea Transferred Employees and the International Tours Transferred Employees all other employees (full-time and part-time) and all other contractors who are, or have at some point in time, been retained by such Vendor in respect of the Purchased Business shall be the sole responsibility of such Vendor and such Vendor shall discharge and pay any and all liabilities, debts and obligations with respect to such employees and contractors, including without limitation, any severance, termination notice or payment in lieu of notice.

     (b) Travelbyus-IT agrees that effective as at the Effective Date but to take effect as of the Time of Closing on the Closing Date it shall offer employment to the International Tours Transferred Employees on the terms and conditions as set out in Schedule 1.1(kk). Travelbyus-IT shall only have obligation or liability with respect to the International Tours Transferred Employees who accept such offer of employment Travelbyus-GalaxSea agrees that effective as at the Effective Date but to take effect as of the Escrow Release Date, it shall offer employment to the GalaxSea Transferred Employees on the terms and conditions set out in Schedule 1.1(x). Travelbyus-GalaxSea shall only have obligation or liability with respect to the GalaxSea Transferred Employees who accept such offer of employment.

     (c) The Vendors and NAGE covenant and agree not to solicit directly or indirectly, the services of Ronald Blaylock during the two year period following Closing or while Ronald Blaylock is employed by Travelbyus-IT, its Associates or Affiliates whichever period is shorter, without the prior written consent of Travelbyus-IT, which consent may be unreasonably withheld.


9.5  Clearance/Mailing Obligation

NAGE, IT Cruise and GalaxSea shall do all such acts and things and shall use their commercial efforts in good faith to fulfil the Clearance/Mailing Obligation.


                      ARTICLE 10 - CONDITIONS OF CLOSING

10.1 Conditions of Closing in Favour of the Purchaser and Travelbyus

The purchase and sale of the Purchased Assets and the Purchased Shares is subject to the following terms and conditions for the exclusive benefit of the Purchaser and Travelbyus, to be performed or fulfilled at or prior to the Time of Closing:

     (a) Covenants. All of the terms, covenants and conditions of this Agreement to be complied with or performed by the Vendors and NAGE at or before the Time of Closing (save and except for the Clearance/Mailing Obligation) shall have been complied with or performed.

     (b) Receipt of Closing Documents. All instruments of conveyance and other documentation relating to the transfer, assignment and sale of the Purchased Assets and the Purchased Shares including without limitation, assignments of the Contracts and the Intellectual Property (and consents thereto where required), bills of sale and documentation relating to the authorization and completion of the purchase and sale of the Purchased Assets and the Purchased Shares and the taking of all actions and proceedings (corporate or otherwise) on or prior to Closing in connection with the performance by each of the Vendors and NAGE of their obligations under this Agreement shall be satisfactory to the Purchaser and Travelbyus and their counsel, acting reasonably and the Purchaser and Travelbyus shall have received copies of all such other documentation or other evidence as the Purchaser and Travelbyus may reasonably request in order to establish the consummation of the transactions contemplated hereby by each of the Vendors and NAGE of all corporate proceedings in connection herewith and compliance with the terms, warranties and conditions hereof in form and substance satisfactory to the Purchaser and Travelbyus and their counsel acting reasonably provided that the only condition with respect to the consummation of the sale of the Purchased Shares and the GalaxSea Assets that shall remain outstanding shall be the Clearance/Mailing Obligation.

     (c) Regulatory Consents. These shall have been obtained from all appropriate federal, state, municipal or other governmental or administrative bodies such Licences and authorizations as are required to be obtained by each of the Vendors to permit the completion of the transaction as herein contemplated in form and substance satisfactory to the Purchaser and Travelbyus, acting reasonably.

     (d) Contractual Consents. Each of the Vendors and NAGE shall have given or obtained the notices, consents and approvals described in Schedules 6.1(d)(i)(A), 10.1(d), and 6.2(n), in each case in form and substance satisfactory to the Purchaser and Travelbyus, acting reasonably.

     (e) Employment Agreement. Ronald Blaylock shall have executed an employment agreement with Travelbyus-IT setting out the terms and conditions of his employment, in form and substance satisfactory to the Purchaser and Travelbyus acting reasonably.

     (f) Escrow Agreements. Each of the Vendors, NAGE and GMP or the Escrow Agent, as applicable shall have executed and delivered to the Purchaser and Travelbyus the Closing Escrow Agreement and the Representation and Warranty Escrow Agreement.

     (g) No Action or Proceeding. No legal or regulatory action or proceeding shall be pending or threatened by any person to enjoin, restrict or prohibit the purchase and sale of the Purchased Assets and the Purchased Shares contemplated hereby.

     (h) Legal Opinion. Each of the Vendors and NAGE shall have delivered to the Purchaser and Travelbyus a favourable opinion of counsel in form and substance satisfactory to the Purchaser and Travelbyus and their counsel, acting reasonably.

     (i) Legal Matters. All actions, proceedings, instruments and documents required to implement this Agreement, or instrumental thereto and NAGE shall have been approved as to form and legality by counsel for the Purchaser and Travelbyus, acting reasonably.

     If any of the conditions precedent contained in this section 10.1 shall not be performed or fulfilled at or prior to the Time of Closing to the satisfaction of the Purchaser and Travelbyus, acting reasonably, the Purchaser and Travelbyus may, by notice to the Vendors and NAGE, terminate this Agreement and the obligations of the Vendors and NAGE as well as the Purchaser and Travelbyus under this Agreement, other than the obligations with respect to the payment of brokerage fees and commissions and the obligations contained in section 12.3. Any such condition may be waived in whole or in part by the Purchaser and Travelbyus without prejudice to any claims they may have for breach of covenant, representation or warranty.

10.2 Conditions of Closing in Favour of the Vendors and NAGE

The sale and purchase of the Purchased Assets and the Purchased Shares of the Vendors are subject to the following terms and conditions for the exclusive benefit of the Vendors and NAGE, to be performed or fulfilled at or prior to the Time of Closing:

     (a) Covenants. All of the terms, covenants and conditions of this Agreement to be complied with or performed by the Purchaser and Travelbyus at or before the Time of Closing shall have been complied with or performed.

     (b) Receipt of Closing Documents. All instruments of conveyance and other documentation relating to the transfer, assignment and sale of the Purchased Assets and the Purchased Shares including without limitation, assignments of the Contracts and the Intellectual Property (and consents thereto where required), bills of sale and documentation relating to the authorization and completion of the purchase and sale of the Purchased Assets and the Purchased Shares and the taking of all actions and proceedings (corporate or otherwise) on or prior to Closing in connection with the performance by the Purchaser and Travelbyus of their obligations under this Agreement shall be satisfactory to the Vendors and NAGE and their counsel, acting reasonably and the Vendors and NAGE shall have received copies of all such other documentation or other evidence as the Vendors and NAGE may reasonably request in order to establish the consummation of the transactions contemplated hereby by the Purchaser and Travelbyus, of all corporate proceedings in connection herewith and compliance with the terms, warranties and conditions hereof in form and substance and satisfactory to the Vendors and NAGE and their counsel acting reasonably.

     (c) Regulatory Consents. There shall have been obtained from all appropriate federal, state, municipal or other governmental or administrative bodies such licences and authorizations as are required to be obtained by the Purchaser and Travelbyus to permit the completion of the transaction as herein contemplated, in form and substance satisfactory to the Vendors and NAGE, acting reasonably.

     (d) No Action or Proceeding. No legal or regulatory action or proceeding shall be pending or threatened by any person to enjoin, restrict or prohibit the purchase and sale of the Purchased Assets or the Purchased Shares contemplated hereby.

     (e) Legal Matters. All actions, proceedings, instruments and documents required to implement this Agreement or instrumental hereto, shall have been approved as to form and legality by counsel for the Vendors and NAGE, acting reasonably.

     (f) Legal Opinion. The Purchaser and Travelbyus shall have delivered to the Vendors and NAGE a favourable opinion of counsel to the Purchaser and Travelbyus in form and substance satisfactory to the Vendors and NAGE and their counsel, acting reasonably.

     (g) Employment Agreement. International Tours shall have executed an employment agreement with Ron Blaylock setting out the terms and conditions of employment, in form and substance satisfactory to Ron Blaylock, acting reasonably.

     (h) Escrow Agreements. The Purchaser, Travelbyus and GMP or the Escrow Agent, as applicable, shall have executed and delivered to the Vendors and NAGE the Closing Escrow Agreement and the Representation and Warranty Escrow Agreement.

     If any of the conditions precedent contained in this section 10.2 shall not be performed or fulfilled at or prior to the Time of Closing to the satisfaction of the Vendors and NAGE acting reasonably, the Vendors and NAGE may, by notice to the Purchaser and Travelbyus terminate this Agreement as well as the obligations of the Vendors and NAGE and the Purchaser and Travelbyus under this Agreement other than the obligations with respect to the payment of brokerage fees and commissions and the obligations set forth in section 12.3. Any such condition may be waived in whole or in part by the Vendors and NAGE without prejudice to any claims it may have for breach of covenant, representation or warranty.

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

                                  ARTICLE 11
                                INDEMNIFICATION

11.1  Indemnification by the Vendors and NAGE

Subject to the provisions of sections 8.1 and 11.9, each of the Vendors and NAGE jointly and severally (except that GalaxSea and NAGE are not indemnifying with respect to any liability relating to International Tours and International Tours is not indemnifying with respect to any liability relating to GalaxSea or NAGE) indemnify and save harmless Travelbyus and the Purchaser without duplication from all Losses suffered or incurred by Travelbyus and the Purchaser as a result of or arising directly or indirectly out of or in connection with:

     (a) any breach by a Vendor and/or NAGE of or any inaccuracy of any representation or warranty of such Vendor and/or NAGE contained in this Agreement or in any agreement, certificate or other document delivered pursuant hereto (provided that such Vendor and/or NAGE shall not be required to indemnify or save harmless the Purchaser and Travelbyus in respect of any breach or inaccuracy of any representation or warranty unless the Purchaser and Travelbyus shall have provided notice to the Vendors and NAGE in accordance with section 12.1 on or prior to the expiration of the applicable time period related to such representation and warranty as set out in section 8.1);

     (b) any breach or non-performance by a Vendor or NAGE of any covenant to be performed by it that is contained in this Agreement or in any agreement, certificate or other document delivered pursuant hereto;

     (c) any debt, liability or obligation in respect of or arising from the operation of the Purchased Business and/or the Purchased Assets and/or IT Cruise of a Vendor or NAGE up to the Effective Date

     (d) except to the extent Taxes are reserved for on the IT Cruise Financial Statements or the GalaxSea Financial Statements, as the case may be, or in the books and records of IT Cruise or GalaxSea West, as the case may be; (i) for any and all Taxes of IT Cruise or GalaxSea West, as the case may be, with respect to all taxation years of IT Cruise or GalaxSea West, as the case may be, ending on or prior to the Effective Date; (ii) all Taxes allocated to NAGE or GalaxSea, as the case may be, pursuant hereto; and (iii) any Losses, with respect to all taxation years of IT Cruise or GalaxSea West, as the case may be, on or prior to the Effective Date, arising out of or incidental to the imposition, assessment or assertion of any such Taxes, including those incurred in connection with the assertion or defense of any claim or assessment for such Taxes (collectively, the "Other Amounts"). If, with respect to any Taxes, the taxation year of IT Cruise or GalaxSea West, as the case may be, does not terminate on the Effective Date, the notional Taxes (whether based on income, capital, sale, transfer of ownership or provision of property or services or otherwise) attributable to the taxation year of IT Cruise or GalaxSea West, as the case may be, that includes the Effective Date shall be allocated to; (i) NAGE or GalaxSea, as the case may be, for the period up to and including the Effective Date; and (ii) Travelbyus-IT or Travelbyus-GalaxSea, as the case may be, for the period subsequent to the Effective Date. For the purposes of the section, Taxes for the period up to and including the Effective Date shall be determined on the basis of a closing of the books of IT Cruise or GalaxSea West, as the case may be, as of the Effective Date. Any additional Taxes due up to and including the Effective Date will be paid by NAGE or GalaxSea, as the case may be, through an adjustment of the IT Cruise Purchase Price or the GalaxSea Purchase Price, as the case may be. The notional Tax calculations will be prepared based on the provisions of United States and state income tax legislation in effect at the Effective Date as if IT Cruise or GalaxSea West, as the case may be, had a year end on the Effective Date. For greater certainty and without limitation, each of Travelbyus-IT, Travelbyus-GalaxSea and NAGE shall prepare or cause to be prepared in a manner consistent with past practice and file or cause to be filed, all Tax Returns of NAGE or GalaxSea with respect to periods ending on or before the Effective Date. Tax Returns shall be subject to the review and approval of Travelbyus-IT, Travelbyus-GalaxSea and Travelbyus provided that such review and approval of NAGE Tax Returns shall be limited to the reporting of the GalaxSea Assets and the GalaxSea Business and the Purchased Shares and the IT Cruise Business. Tax Returns shall be delivered to Travelbyus-IT, Travelbyus-GalaxSea and Travelbyus at least 30 days prior to the due date for approval. Whenever any taxing authority sends a notice of an audit, initiates an examination of IT Cruise or GalaxSea West, as the case may be or otherwise asserts a claim, makes an assessment, or disputes the amounts of Taxes for which NAGE or GalaxSea is or may be liable under this Agreement, Travelbyus-IT or Travelbyus-GalaxSea, as the case may be, shall promptly notify NAGE or GalaxSea, as the case may be, and NAGE or GalaxSea, as the case may be, shall have the right to control, at their own cost and expense any resulting proceedings and to determine whether and when to settle any such claim, assessment or dispute to the extent

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

          such proceedings or determinations affect the amount of Taxes for which NAGE or GalaxSea, as the case may be, is liable under this Agreement. For greater certainty and without limitation, each of Travelbyus-IT, Travelbyus-GalaxSea, GalaxSea and NAGE shall inform and provide the other Party with such assistance as may reasonably be requested by either of them in connection with the preparation of any Tax return, any audit or other examination in connection with the preparation of any Tax return, any audit or other examination by any taxing authority or any judicial or administrative proceedings relating to liability for Taxes and each will retain and provide the other Party with any records or information which may be relevant to such Tax Return, audit or examination, proceedings or determination;

     (e) for greater certainty and without limitation, the failure by the Vendors and/or NAGE to file Tax returns as contemplated pursuant to section 3.3;

     (f) for greater certainty and without limitation, the breach by the Vendors and/or NAGE of the provisions of section 3.5;

     (g) for greater certainty and without limitation, the failure by the Vendors and/or NAGE to pay or satisfy any of the Excluded Liabilities;

     (h) for greater certainty and without limitation, the failure by the Vendors and/or NAGE to fulfil their obligations as provided in section 9.4(a);

     (i) for greater certainty and without limitation, the failure by the Vendors and/or NAGE to pay any commission or other remuneration payable or alleged to be payable to any broker, agent or other intermediary who purports to act or have acted for or on behalf of the Vendors and/or NAGE;

     (j) any Claim that may be brought by Hickory Travel Systems, Inc., its Associates and/or Affiliates, successors and assigns, arising by reason of, from and/or under that certain agreement between International Tours and Hickory Travel Systems, Inc. dated February 8, 1997 and the termination thereof pursuant to a a termination letter from Hickory Travel Systems, Inc. dated July 31, 1998; and

     (k) any Claim that may be brought by Woodside Travel Trust, its Associates and/or Affiliates, successors and assigns, arising by reason of, from and/or under that certain agreement between WTT, Inc. doing business as Woodside Travel Trust and International Tours

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

          dated July 20, 1993 and the termination thereof pursuant to a mutually agreed upon agreement dated on or about July 9, 1999.

11.2 Indemnification by Travelbyus and the Purchaser

Subject to the provisions of sections 8.2 and 11.9 the Purchaser and Travelbyus jointly and severally indemnify and save harmless each of the Vendors and NAGE without duplication from all Losses suffered or incurred by such Vendors and NAGE as a result of or arising directly or indirectly out of or in connection with:

     any breach by the Purchaser or Travelbyus of or any inaccuracy of any representation or warranty contained in this Agreement or in any agreement, instrument, certificate or other document delivered pursuant hereto (provided that the Purchaser or Travelbyus shall not be required to indemnify or save harmless such Vendor and NAGE in respect of any breach or inaccuracy of any representation or warranty unless such Vendor or NAGE, as applicable, shall have provided notice to the Purchaser or Travelbyus in accordance with section 12.1 on or prior to the expiration of the applicable time period related to such representation and warranty as set out in section 8.2);

     any breach or non-performance by the Purchaser or Travelbyus of any covenant to be performed by it that is contained in this Agreement or in any agreement, certificate or other document delivered pursuant hereto;

     any debt, liability or obligation in respect of or arising from the operation of the Purchased Business and/or the Purchased Business and/or IT Cruise after the Effective Date including without limitation, any failure by the Purchaser to pay, satisfy, discharge, perform or fulfill on a timely basis any of the Assumed Liabilities;

     for greater certainty and without limitation, the failure by the Purchaser to file Tax returns as contemplated pursuant to section 2.3; and

     for greater certainty and without limitation, the failure by the Purchaser and/or Travelbyus to pay any commission or other remuneration payable or alleged to be payable to any broker, agent or other intermediary who purports to act or have acted for or on behalf of the Purchaser and/or Travelbyus.

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11.3 Notice of Claim

In the event that a Party (the "Indemnified Party") shall become aware of any claim, proceeding or other matter (a "Claim") in respect of which the other Party (the "Indemnifying Party") agreed to indemnify the Indemnified Party pursuant to this Agreement, the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. Such notice shall specify whether the Claim arises as a result of a claim by a person against the Indemnified Party (a "Third Party Claim") or whether the Claim does not so arise (a "Direct Claim") and shall also specify with reasonable particularity (to the extent that the information is available) the factual basis for the Claim and the amount of the Claim, if known. If, through the fault of the Indemnified Party, the Indemnifying Party does not receive notice of a Claim in time to effectively contest the determination of any liability susceptible of being contested, the Indemnifying Party shall be entitled to set off against the amount claimed by the Indemnified Party the amount of any Losses incurred by the Indemnifying Party resulting from the Indemnified Party's failure to give such notice on a timely basis.

11.4 Direct Claims

With respect to any Direct Claim, following receipt of notice from the Indemnified Party of the Claim, the Indemnifying Party shall have 30 days to make such investigation of the Claim as is considered necessary or desirable. For the purpose of such investigation, the Indemnified Party shall make available to the Indemnifying Party the information relied upon by the Indemnified Party to substantiate the Claim, together with all such other information as the Indemnifying Party may reasonably request. If both Parties agree at or prior to the expiration of such 30 day period (or any mutually agreed upon extension thereof) to the validity and amount of such Claim, the Indemnifying Party shall immediately pay to the Indemnified Party the full agreed upon amount of the Claim (and for grater certainty and without limitation, the procedures in the Representation and Warranty Agreement and section 11.8 hereof shall be utilized.

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

11.5 Third Party Claims

With respect to any Third Party Claim, the Indemnifying Party shall have the right, at its expense, to participate in or assume control of, the negotiation, settlement or defence of the Claim and, in such event, the Indemnifying Party shall reimburse the Indemnified Party for the Indemnified Party's out-of-pocket expenses incurred up to the point the Indemnifying Party assumed such control. If the Indemnifying Party elects to assume such control, the Indemnified Party shall have the right to participate in the negotiation, settlement or defence of such Third Party Claim and to retain counsel to act on its behalf, provided that the fees and disbursements of such counsel shall be paid by the Indemnified Party unless the Indemnifying Party consents to the retention of such counsel or unless the named parties to any action or proceeding include both the Indemnifying Party and the Indemnified Party and a representation of both the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate due to the actual or potential differing interests between them (such as the availability of different defense). If the Indemnifying Party, having elected to assume such control, thereafter fails to defend the Third Party Claim within a reasonable time, the Indemnified Party shall be entitled to assume such control and the Indemnifying Party shall be bound by the results obtained by the Indemnified Party with respect to such Third Party Claim. If any Third Party Claim is of a nature such that the Indemnified Party is required by applicable law to make a payment to any person (a "Third Party") with respect to the Third Party Claim before the completion of settlement negotiations or related legal proceedings, the Indemnified Party may make such payment with the written consent of the Indemnifying Party and the Indemnifying Party shall, forthwith after demand by the Indemnified Party, reimburse the Indemnified Party for such payment. If the amount of any liability of the Indemnified Party under the Third Party Claim in respect of which such a payment was made, as finally determined, is less than the amount that was paid by the Indemnifying Party to the Indemnified Party, the Indemnified Party shall, forthwith after receipt of the difference from the Third Party, pay the amount of such difference to the Indemnifying Party.

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

11.6 Settlement of Third Party Claims

If the Indemnifying Party assumes control of the defence of any Third Party Claim, the Indemnifying Party shall have the exclusive right to contest, settle or pay the amount claimed, provided that the Indemnifying Party shall not settle any Third Party Claim without the written consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed; provided however that the liability of the Indemnifying Party shall be limited to the proposed settlement amount if any such consent is not obtained for any reason. If the Indemnified Party assumes control of the defence of any Third Party Claim, the Indemnified Party shall have the exclusive right to contest, settle or pay the amount claimed, provided that the Indemnified Party shall not settle any Third Party Claim without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed; provided however that the liability of the Indemnified Party shall be limited to the proposed settlement amount if any such consent is not obtained for any reason.

11.7 Co-operation

The Indemnified Party and the Indemnifying Party shall co-operate fully with each other with respect to Third Party Claims, and shall keep each other fully advised with respect thereto (including supplying copies of all relevant documentation as promptly as it becomes available).

11.8 Set-Off under Representation and Warranty Escrow Agreement

     In addition to any other rights and remedies available to Travelbyus and the Purchaser under this Agreement or any agreement delivered hereunder or available to Travelbyus and the Purchaser at law, Travelbyus and the Purchaser shall, subject to a final determination of any such Claims as set forth in (b) below, have the right to deduct from and set-off against (and thereby reduce or extinguish entirely) any monies owing by Travelbyus and the Purchaser to the Vendors and NAGE hereunder the amount of any Claims which the Purchaser and Travelbyus shall bona fide allege are owing as a result of a breach of any of the representations, warranties, covenants or agreements or claim for indemnification of the Vendors and/or NAGE contained in this Agreement or in any agreement or instrument delivered hereunder.

     No deduction or set-off may be made by Travelbyus and/or the Purchaser until it is determined, either by agreement between the Purchaser and Travelbyus and the Vendors and NAGE or by final order or judgment of a court of competent jurisdiction, as to the legitimacy of any Claim and the amount of damages or other relief available as a consequence of such Claim.

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

     The provisions of this section 11.8 shall not affect any other legal remedy available to Travelbyus or the Purchaser to enforce payment by the Vendors and NAGE or any other Party of any amounts which they may become liable to pay to Travelbyus or the Purchaser as a result of their breach of any of the representations, warranties, covenants, indemnities or agreements contained in this Agreement.

     Subject to a final determination of any such Claim as set forth in (b) above, the Vendors and NAGE hereby covenant and agree to authorize the Escrow Agent under the Representation and Warranty Escrow Agreement to release to Travelbyus or the Purchaser (or as directed) any monies necessary to satisfy such Claim from the escrowed amount held by the Escrow Agent under the Representation and Warranty Escrow Agreement and the escrowed amount shall be reduced accordingly, all in accordance and subject to the terms of the Representation and Warranty Escrow Agreement.

     The Vendors and NAGE shall be liable for any deficiency in respect of any Claim in accordance with the terms hereof.

11.9  Exclusivity

The provisions of this Article 11 shall apply to any Claim for a breach of any covenant, representation, warranty or other provision of this Agreement or any agreement, certificate or other document delivered pursuant to this Agreement (other than a Claim for specific performance or injunctive relief) with the intent that all such Claims shall be subject to the provisions contained in this
Article 11.


                          ARTICLE 12 - MISCELLANEOUS

12.1  Notices

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be delivered in person, transmitted by telecopy or by similar means of recorded electronic communication or sent by registered mail, charges prepaid, addressed as follows:

      if to the Vendors and NAGE:

          13150 Coit Road
          Suite 125
          Dallas, Texas
          75240
          U.S.A.

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

          Attention:         Mr. Ed H. Hawes II
          Telecopier No.:    (972) 671-1134

          with a copy to:

          Glast, Phillips & Murray, PC
          2200 One Gallena Tower
          13355 Noel Road
          Dallas, Texas  75240

          Attention:         Mike Parsons
          Telecopier No.:    (972) 419-8329

     if to the Purchaser or Travelbyus:

          204 - 3237 King George Highway
          South Surrey, BC V4P 1BY

          Attention:         Bill Kerby
          Telecopier No.:    (604) 541-2450

          with a copy to:

          Cassels Brock & Blackwell
          Barristers and Solicitors
          Scotia Plaza, Suite 2100
          40 King Street West
          Toronto ON  M5H 3C2

          Attention:         John H. Craig
          Telecopier No.:    (416) 360-8877

Any such notice or communication shall be deemed to have been given and received on the day on which it was delivered by overnight courier of recognized standing or transmitted by facsimile transmission if confirmation of receipt is received (or if such day is not a Business Day, on the next following Business Day) or, if mailed, certified mail, return receipt requested, on the third Business Day following the date of mailing; provided however that if at the time of mailing or within three Business Days thereafter there is or there occurs a labour dispute or other event that might reasonably be expected to disrupt the delivery of documents by mail, any notice or other communication hereunder shall be delivered or transmitted by means of recorded electronic communication as aforesaid. Any Party may at any time change its address for service from time to time by giving notice to the other Parties in accordance with this section 12.1.

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

12.2  Public Notices

All public notices to third persons and all other publicity concerning the transaction contemplated herein shall be jointly planned and co-ordinated by the Vendors, NAGE, Travelbyus and the Purchaser and no Party shall act unilaterally in this regard without the prior approval of the other Parties, such approval not to be unreasonably withheld, except:

      in the case of the Purchaser or Travelbyus, for communications made in confidence to GalaxSea Transferred Employees and International Tours Transferred Employees affected by the transaction contemplated hereby who shall be informed of the confidential nature of the transaction and who agree to keep such information confidential; or

      where required to do so by law or by the applicable regulations or policies of any regulatory agency of competent jurisdiction or any stock exchange in circumstances where prior consultation with the other Parties is not practicable.

12.4  Counterparts and Facsimile

This Agreement may be executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

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

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto.

                              INTERNATIONAL TOURS, INC.

                              Per: /s/ Ron Blaylock
                                   --------------------------------------


                              GALAXSEA CRUISES AND TOURS, INC.

                              Per: /s/ Ted C. Parker, Jr.
                                   --------------------------------------


                              NORTH AMERICAN GAMING AND ENTERTAINMENT
                              CORPORATION

                              Per: /s/ E.H. Hawes, II
                                   --------------------------------------


                              TRAVELBYUS-IT INCORPORATED

                              Per: /s/ William Kerby
                                   --------------------------------------


                              TRAVELBYUS-GALAXSEA INCORPORATED

                              Per: /s/ William Kerby
                                   --------------------------------------



                              TRAVELBYUS.COM LTD.

                              Per: /s/ William Kerby
                                   --------------------------------------

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